UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	8/31/2015

FORM N-CSR

Item 1.                         Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund

BNY Mellon Large Cap Market Opportunities Fund

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

BNY Mellon Income Stock Fund

BNY Mellon Mid Cap Multi-Strategy Fund

BNY Mellon Small Cap Multi-Strategy Fund

BNY Mellon Focused Equity Opportunities Fund

BNY Mellon Small/Mid Cap Multi-Strategy Fund

BNY Mellon International Fund

BNY Mellon Emerging Markets Fund

BNY Mellon International Appreciation Fund

BNY Mellon International Equity Income Fund

BNY Mellon Asset Allocation Fund

ANNUAL REPORT	August 31, 2015

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon Large Cap Stock Fund	3
BNY Mellon Large Cap
Market Opportunities Fund	6
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	9
BNY Mellon Income Stock Fund	12
BNY Mellon Mid Cap
Multi-Strategy Fund	15
BNY Mellon Small Cap
Multi-Strategy Fund	18
BNY Mellon Focused Equity
Opportunities Fund	21
BNY Mellon Small/Mid Cap
Multi-Strategy Fund	24
BNY Mellon International Fund	27
BNY Mellon Emerging Markets Fund	30
BNY Mellon International
Appreciation Fund	33
BNY Mellon International
Equity Income Fund	36
BNY Mellon Asset Allocation Fund	39
Understanding Your Fund’s Expenses	42
Comparing Your Fund’s Expenses
With Those of Other Funds	44
Statements of Investments	46
Statement of Options Written	60
Statement of Financial Futures	95
Statements of Assets and Liabilities	106
Statements of Operations	112
Statements of Changes in Net Assets	116
Financial Highlights	123
Notes to Financial Statements	149
Report of Independent Registered
Public Accounting Firm	173
Important Tax Information	174
Information About the
Renewal of Each Fund’s
Investment Advisory Agreement,
Administration Agreement and BNY
Mellon Mid Cap Multi-Strategy
Fund’s Sub-Advisory Agreements	178
Board Members Information	185
Officers of the Trust	187

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

  Not FDIC-Insured

  Not Bank-Guaranteed

  May Lose Value

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Funds Trust, covering the 12-month period from September 1, 2014, through August 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period. For much of the year, a recovering U.S. economy enabled stocks to advance, but those gains were erased in August when economic concerns in China, falling commodity prices and a stronger U.S. dollar sparked sharp corrections in equity markets throughout the world. The emerging markets were especially hard hit in this environment. U.S. bonds generally fared better, rallying in late 2014 due to robust investor demand before reversing course in the spring as the domestic economy strengthened. Global economic instability in August hurt corporate-backed and inflation-linked bonds, but U.S. government securities held up relatively well.

We expect market uncertainty and volatility to persist over the near term as investors vacillate between hopes that current market turmoil represents a healthy correction and fears that further disappointments could trigger a full-blown bear market. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on Chinese fiscal and monetary policy, liquidity factors affecting various asset classes, and other developments that could influence investor sentiment. Over the longer term, we remain confident that financial markets are likely to stabilize as the world adjusts to slower Chinese economic growth, abundant energy resources, and the anticipated eventual normalization of monetary policy. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by C.Wesley Boggs,William S. Cazalet, CAIA, Ronald P. Gala, CFA, and Peter D. Goslin, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of 0.12%, and Investor shares returned -0.13%.1 In comparison, the total return of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), the fund’s benchmark, was 0.48%.2

Flat results from the S&P 500 Index for the reporting period masked heightened volatility stemming from global economic concerns.The fund mildly underper-formed its benchmark, mainly due to shortfalls in the financials and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of large capitalization companies with market capitalizations of $5 billion or more at the time of purchase.

We apply a systematic, quantitative investment approach designed to identify and exploit relative mis-valuations primarily within large-cap U.S. stocks. We use a proprietary valuation model that identifies and ranks stocks to construct the fund’s portfolio.We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure.Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 175 securities.

Global Economic Concerns Sparked Market Turmoil

The reporting period began as renewed concerns about domestic and global economic growth drove U.S. equity markets broadly lower. Ongoing employment gains, better consumer confidence, and improved business sentiment prompted a quick market recovery, and some broad market indices climbed to record highs through the end of February 2015.

Investors responded negatively in March to sluggish economic growth stemming from severe winter weather in parts of the U.S. and an appreciating U.S. dollar. Indeed, U.S. GDP expanded at an anemic 0.6% annualized rate during the first quarter of 2015, but stocks resumed their advance when the U.S. economy regained traction with a 3.7% annualized growth rate for the second quarter. However, uncertainty regarding a debt crisis in Greece and slowing economic growth in China again sent U.S. stock prices lower over the summer. In mid-August, the Chinese central bank unexpectedly devalued the country’s currency, intensifying concerns that the world’s second largest economy could be slowing more than anticipated. In response, stocks dipped into negative territory before partially recovering in the closing days of the reporting period.

Stock Selections Produced Mixed Results

The fund’s quantitative investment process produced mixed returns in this volatile environment, as relative strength in some market sectors was offset by lagging results in others. In the financials sector, the fund did

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

not own some of the better performing brokerage firms, and investment managers Franklin Resources and Waddell & Reed Financial posted disappointing earnings. Better relative results from home improvement retailer Lowe’s were not enough to fully offset weakness in the rest of the market sector.Among individual stocks, semiconductor maker Micron Technology struggled with sluggish sales of personal computers containing its microchips, and transportation services provider Kirby Corp. was hurt by waning demand from North American energy producers.

Although the energy sector struggled during the reporting period with plummeting commodity prices, our security selection strategy substantially cushioned the impact of the sector’s weakness. Most notably, we emphasized refiners—such as Tesoro,Valero Energy, and Marathon Petroleum—that benefited from lower input costs. We maintained underweighted exposure to integrated energy producers, such as Chevron, that fared relatively poorly in the weak pricing environment. In addition, drilling equipment provider Cameron International received an acquisition offer at a substantial premium to its stock price at the time. In the consumer staples sector, energy drinks maker Monster Beverage, pharmacy chain CVS Health, and grocery operator Kroger advanced after posting strong earnings. In other areas, payments technology company Visa posted robust earnings growth and gained market share.

Focusing on Quality, Value, and Growth

Although our quantitative process typically does not directly consider macroeconomic factors, it is worth noting that the U.S. economy has continued to grow, and some international markets may be poised for recovery in response to aggressively accommodative monetary policies adopted by major central banks.

As of the end of the reporting period, our quantitative models have continued to identify opportunities that meet our criteria for what we believe are attractive valuations and improving growth fundamentals across the full range of large-cap market sectors.When fund holdings reach fuller valuations, we often replace them with securities which, in our judgment, are more attractively valued. In our judgment, these strategies can position the fund to fare well under a variety of economic and market conditions.

September 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	1 Year	5 Years	10 Years
Class M shares	0.12%	13.72%	5.98%
Investor shares	–0.13%	13.45%	5.69%
Standard & Poor’s 500
Composite Stock Price Index	0.48%	15.86%	7.15%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Large Cap Stock Fund on 8/31/05 to a $10,000
investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by Jeffrey M. Mortimer, Primary Portfolio Manager responsible for investment allocation decisions

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon Large Cap Market Opportunities Fund’s Class M shares produced a total return of -1.72%, and Investor shares returned -1.99%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index, produced a total return of 0.48% for the same period.2

Flat results from the S&P 500 Index for the reporting period masked heightened volatility stemming from global economic concerns.The fund underperformed its benchmark, mainly due to shortfalls in the Focused Equity Strategy.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of the purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap compa-nies.The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, including some or all of the following: the Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy, and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies, and executes all purchases and sales of portfolio securities of the fund.

Global Economic Concerns Sparked Market Turmoil

The reporting period began in the midst of renewed concerns about global economic growth, which drove U.S. equity markets broadly lower. Ongoing domestic employment gains, better consumer confidence, and improved business sentiment prompted a quick market recovery, and some broad market indices climbed to record highs through the end of February 2015.

Investors responded negatively in March to sluggish economic growth stemming from severe winter weather in parts of the U.S. and an appreciating U.S. dollar. Indeed, U.S. GDP expanded at an anemic 0.6% annualized rate during the first quarter of 2015, but the U.S. economy regained traction with a 3.7% annualized growth rate for the second quarter, and stocks resumed their advance. However, uncertainty regarding a debt crisis in Greece and slowing economic growth in China again sent U.S. stock prices lower over the summer. In mid-August, the Chinese central bank unexpectedly devalued the country’s currency, and the S&P 500 Index dipped into negative territory before partially recovering in the closing days of the reporting period.

6

Underlying Strategies Produced Mixed Results

The fund’s performance compared to its benchmark was dampened late in the reporting period by the impact of heightened market turbulence on the Focused Equity Strategy, where holdings in the energy, industrials, and consumer discretionary sectors were hurt by falling commodity prices and renewed global economic uncertainty. The Income Stock Strategy also underperformed the S&P 500 Index when dividend-paying stocks fell out of favor among investors, but its impact on the overall portfolio was muted by a relatively small allocation.

On a more positive note, the Dynamic Large Cap Value Strategy fared relatively well during the reporting period, as results were bolstered by a focus on companies that derive most of their revenues in the United States at a time when companies with ample international exposure lagged market averages. The fund’s other underlying strategies generally produced returns that were roughly in line with the benchmark.

We implemented only one change in strategic allocations during the reporting period. In June, we reduced the fund’s exposure to the U.S. Large Cap Equity Strategy due to its disappointing results, as well as to the Large Cap Growth Strategy in the wake of robust gains among growth-oriented stocks. We reappor-tioned those assets to the more constructively positioned Focused Equity Strategy, where an emphasis on earnings growth is complemented by a preference for companies that appear to have internal catalysts for gains, such as restructurings, mergers-and-acquisitions activity, and stock buybacks.

Positioned for Continued U.S. Economic Growth

We expect market volatility to persist over the near term, but we remain optimistic about the equity markets’ longer term prospects. The U.S. economy has continued to grow, inflation has remained low, aggressively accommodative monetary policies are at work in several international markets, and we believe equity valuations throughout the world have become more attractive.At the same time, we are closely monitoring interest rates, currency values, commodity prices, and other factors that could alter our generally constructive outlook, and we are prepared to change the fund’s allocations as circumstances warrant.

September 15, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. The fund may use derivative instruments, such as options, futures, and options on futures, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Funds 7

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	Inception			From
	Date	1 Year	5 Years	Inception
Class M shares	7/30/10	–1.72%	13.05%	11.63%
Investor shares	7/30/10	–1.99%	12.98%	11.56%
Standard & Poor’s 500
Composite Stock Price Index	7/31/10	0.48%	15.86%	14.53%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Large Cap Market Opportunities Fund on 7/30/10
(inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by Jeffrey M. Mortimer, Primary Portfolio Manager responsible for investment allocation decisions

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of -0.94%, and Investor shares returned -1.19%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500® Composite Stock Price Index, produced a total return of 0.48% for the same period.2

Flat results from the S&P 500 Index for the reporting period masked heightened volatility stemming from global economic concerns.The fund underperformed its benchmark, mainly due to shortfalls in the Focused Equity Strategy.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies.The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on its after-tax returns.The fund allocates its assets among some or all of the following: the Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy,

Income Stock Strategy,Appreciation Strategy, and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The fund’s investment adviser determines the investment strategies, sets the target allocations, monitors portfolio trading activity within the investment strategies, and executes all purchases and sales of portfolio securities of the fund.

Global Economic Concerns Sparked Market Turmoil

The reporting period began in the midst of renewed concerns about global economic growth, which drove U.S. equity markets broadly lower. Ongoing domestic employment gains, better consumer confidence, and improved business sentiment prompted a quick market recovery, and some broad market indices climbed to record highs through the end of February 2015.

Investors responded negatively in March to sluggish economic growth stemming from severe winter weather in parts of the U.S. and an appreciating U.S. dollar, but the U.S. economy regained traction, and stocks resumed their advance in the spring. However, uncertainty regarding a debt crisis in Greece and slowing economic growth in China again sent U.S. stock prices lower over the summer. In mid-August, the Chinese central bank unexpectedly devalued the country’s currency, and the S&P 500 Index dipped into negative territory before partially recovering in the closing days of the reporting period.

Underlying Strategies Produced Mixed Results

The fund’s relative performance was dampened by the impact of heightened market turbulence on the Focused Equity Strategy, where energy, industrials, and

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

consumer discretionary stocks were hurt by falling commodity prices and renewed global economic uncertainty. The Income Stock Strategy also underperformed when dividend-paying stocks fell out of favor among investors, but its impact on the overall portfolio was muted by a relatively small allocation.

On a more positive note, the Dynamic Large Cap Value Strategy fared relatively well during the reporting period, as results were bolstered by a focus on companies that derive most of their revenues in the United States at a time when companies with ample international exposure lagged market averages. The passively managed Large Cap Tax-Sensitive Strategy also added value as it effectively harvested losses to promote tax efficiency.

We implemented only one change in strategic allocations during the reporting period. In June, we reduced the fund’s exposure to the U.S. Large Cap Equity Strategy due to its disappointing results, as well as to the Large Cap Growth Strategy in the wake of robust gains among growth-oriented stocks.We reapportioned those assets to the more constructively positioned Focused Equity Strategy, where an emphasis on earnings growth is complemented by a preference for companies that appear to have internal catalysts for gains, such as restructurings, mergers-and-acquisitions activity, and stock buybacks.

Positioned for Continued U.S. Economic Growth

We expect market volatility to persist over the near term, but we remain optimistic about the equity markets’ longer term prospects.The U.S. economy has continued to grow, inflation has remained low, aggressively accommodative monetary policies are at work in several international markets, and we believe equity valuations throughout the world have become more attractive. At the same time, we are closely monitoring interest rates, currency values, commodity prices, and other factors that could alter our generally constructive outlook, and we are prepared to change the fund’s allocations as circumstances warrant.

September 15, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures, and options on futures, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500
Composite Stock Price Index is a widely accepted, unmanaged index of U.S.
stock market performance. Investors cannot invest directly in any index.

10

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	Inception			From
	Date	1 Year	5 Years	Inception
Class M shares	7/30/10	–0.94%	13.64%	12.30%
Investor shares	7/30/10	–1.19%	13.50%	12.15%
Standard & Poor’s 500
Composite Stock Price Index	7/31/10	0.48%	15.86%	14.53%

†	Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund on 7/30/10 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by John C. Bailer, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon Income Stock Fund’s Class M shares produced a total return of -2.28%, and its Investor shares returned -2.64%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend Index, produced a total return of -0.66% for the same period.2

Moderate market gains over much of the reporting period were offset by subsequent declines triggered by renewed global economic concerns.The fund lagged its benchmark, in part due to security selection shortfalls in the utilities and financials sectors.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income.To pursue its goal, the fund normally invests at least 80% of its assets in stocks.The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis, and risk management.While we attempt to manage risks by diversifying broadly across companies and industries, the fund may at times overweight certain sectors in an attempt to earn higher yields. The fund may also use derivatives as a substitute for taking a position in an underlying asset, to increase returns or income, to manage interest rate risk, or as part of a hedging strategy.

Global Economic Concerns Sparked Market Turmoil

The reporting period began in the midst of concerns about domestic and global economic growth, which drove U.S. equity markets broadly lower in September and early October 2014. Ongoing employment gains, stronger consumer confidence, and improved business sentiment prompted a quick market recovery, and several broad market indices climbed to record highs through the end of February 2015.

The rally paused in March as investors reacted negatively to sluggish economic growth stemming from severe winter weather in parts of the U.S. and an appreciating U.S. dollar. However, the U.S. economy regained traction in the spring, and stocks resumed their advance until uncertainty regarding a debt crisis in Greece and slowing economic growth in China again sent U.S. stock prices lower over the summer. In mid-August, the Chinese central bank unexpectedly devalued the country’s currency, sending some market indices into negative territory. In this tumultuous environment, stocks with high dividend yields modestly trailed their more growth-oriented counterparts.

Stock Selections Bolstered Relative Performance

The fund’s performance compared to its benchmark was undermined over the reporting period by underweighted exposure to and disappointing stock selections in the utilities sector.The sector fared relatively well as investors reached for competitive yields despite rich valuations and poor business fundamentals. The fund also suffered from declines in the stock price of NRG Yield, the entity through which NRG Energy owns and operates some of its assets, amid worries regarding higher interest rates and the sustainability of certain financially engineered corporate structures. In the financial sector, underweighted exposure to real estate investment trusts dampened relative results, as did a position in telecommunications-rated properties company Communications Sales & Leasing, a

12

spinoff from Windstream Holdings, which encountered concerns regarding its business model. Investment manager Invesco also lagged sector averages, prompting its elimination from the portfolio in favor of better opportunities.

The fund achieved better relative results in other sectors. Most notably, we cushioned pronounced weakness in the energy sector through an emphasis on companies with strong balance sheets and assets like Occidental Petroleum. Also, refiners Valero Energy and Phillips 66 benefited from reduced input costs, and the fund held underweighted exposure to the struggles of the largest integrated oil companies. Among information technology companies, consumer electronics giant Apple launched a number of new products that were well received by consumers worldwide, and networking equipment provider Cisco Systems benefited from its investments in cloud computing and other positive technology trends, as well as a more cautious approach to its businesses in the emerging markets.

Selectively Positioned for Continued U.S. Economic Growth

Despite ongoing turmoil in overseas markets, the U.S. economy has continued to grow. At the same time, equity valuations have become more attractive in the wake of recent market declines. Therefore, we believe that many value-oriented stocks are well positioned for the remainder of 2015 and beyond.

However, in our judgment, selectivity is likely to be key to investment performance over the months ahead. We continue our focus on underlying company fundamentals and what we believe are attractive intrinsic values. The fund ended the reporting period with an overweighted position in the financials sector, where companies appear poised to benefit from strong balance sheets, rising trading volumes, and greater loan growth. We are starting to find opportunities in the telecom services sector. For example we believe AT&T has a very attractive dividend yield and valuation, while business momentum is starting to improve due to a solid U.S. economy and cost synergies from recent acquisitions. In contrast, we have identified limited opportunities for investment in the utilities sector.

September 15, 2015

Please note the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Dow Jones U.S. Select
Dividend Index is an unmanaged index which represents the country’s leading stocks by dividend yield. One hundred U.S. stocks are selected to the index by dividend yield, subject to screens for dividend-per-share growth rate, dividend payout ratio, and average daily dollar trading volume.
Investors cannot invest directly in any index.

The Funds 13

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	1 Year	5 Years	10 Years
Class M shares	–2.28%	15.37%	6.60%
Investor shares	–2.64%	15.04%	6.31%
Dow Jones U.S. Select Dividend Index	–0.66%	15.06%	5.98%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Income Stock Fund on 8/31/05 to a $10,000
investment made in the Dow Jones U.S. Select Dividend Index (the "Dow Jones Index") on that date.All dividends and capital gain distributions are reinvested.
The fund's performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Dow Jones Index is an unmanaged index which represents the country’s leading stocks by dividend yield. Unlike a mutual fund, the Dow Jones Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

14

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by Jeffrey M. Mortimer, Primary Portfolio Manager responsible for investment allocation decisions

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 0.15%, and Investor shares returned -0.08%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index, produced a total return of 0.02% for the reporting period.2 The Russell Midcap Value Index and Russell Midcap Growth Index, the fund’s secondary benchmarks, and produced total returns of -2.54% and 2.46% respectively, for the same period.3

Flat results from the Russell Midcap Index for the reporting period overall masked heightened volatility stemming from global economic concerns, including instability in Greece and China. The fund modestly outperformed its benchmark, mainly due to strong results from the Geneva Mid Cap Growth Strategy.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of midcap companies.The fund considers midcap companies to be those companies with market capitalizations that are within the market capitalization range of companies comprising the Russell Midcap Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser and unaffiliated sub-investment advisers that invest primarily in equity securities issued by midcap companies. The investment adviser determines the investment strategies and sets target allocations and ranges.The fund is designed to provide exposure to various investment strategies and styles, including the Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy, Boston Partners Mid Cap Value Strategy, and Geneva Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Global Economic Concerns Sparked Market Turmoil

Midcap stocks fluctuated in response to changing economic conditions throughout the reporting period. After posting significant gains over the summer of 2014, U.S. equities began to decline in the midst of renewed concerns about global economic growth after the release of disappointing data in Europe. The downturn proved short lived, as ongoing domestic employment gains, better consumer confidence, and improved business sentiment prompted a quick recovery for U.S. stocks, and some broad domestic market indices climbed to record highs through the end of February 2015.

Investors responded negatively in March to sluggish economic growth stemming from severe winter weather in parts of the U.S. and an appreciating U.S. dollar, which retail sales and dampened export activity, respectively. Indeed, U.S. GDP expanded at an anemic 0.6% annualized rate during the first quarter of 2015. The economic soft patch proved temporary, and stocks resumed their advance as the U.S. economy regained traction with a 3.7% annualized growth rate

The Funds 15

DISCUSSION OF FUND PERFORMANCE (continued)

for the second quarter. However, uncertainty regarding a debt crisis in Greece and slowing economic growth in China again sent U.S. stock prices lower over the summer. In mid-August, the Chinese central bank unexpectedly devalued the country’s currency, and stocks again lost value before partially recovering in the closing days of the reporting period.

Underlying Strategies Produced Mixed Results

The fund’s relative performance was bolstered during the reporting period by the Geneva Mid Cap Growth Strategy, which substantially outperformed midcap stock market averages on the strength of its growth-oriented approach to identifying companies with experienced management teams, strong earnings growth potential, low leverage, and sustainable competitive advantages. To a lesser degree, the fund achieved favorable relative results from the Boston Partners Mid CapValue Strategy, where a focus on higher quality companies was rewarded as market volatility intensified.

On a more negative note, the Opportunistic Mid Cap Value Strategy hurt the fund’s relative performance over the reporting period, mainly due to a handful of disappointments among precious metals producers in the materials sector, as well as the impact of global economic stability on some holdings in the industrials sector. The fund’s other underlying strategies generally produced returns that were roughly in line with the benchmark.

Early in the reporting period we reduced exposure to the Geneva Mid Cap Growth Strategy by 5% and allocated those proceeds to the Boston Company Mid Cap Growth Strategy. We implemented no other changes in the fund’s strategic allocations during the reporting period.

Positioned for Continued U.S. Economic Growth

We expect market volatility to persist over the near term, but we remain optimistic about the equity markets’ longer term prospects.The U.S. economy has continued to grow, inflation has remained low, aggressively accommodative monetary policies are at work in several international markets, and we believe equity valuations throughout the world have become more attractive. At the same time, we are closely monitoring interest rates, currency values, commodity prices, and other factors that could alter our generally constructive outlook, and we are prepared to change the fund’s allocations as circumstances warrant.

September 15, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap® Index is a widely accepted, unmanaged index of medium-cap stock market performance. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	SOURCE: LIPPER INC. – The Russell Midcap Value Index is an
unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
The Russell Midcap Growth Index is an unmanaged index that measures the performance of those companies among the 800 smallest companies in the
Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. Index returns do not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

16

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	1 Year	5 Years	10 Years
Class M shares	0.15%	14.77%	7.41%
Investor shares	–0.08%	14.46%	7.14%
Russell Midcap Index	0.02%	16.56%	8.40%
Russell Midcap Value Index	–2.54%	15.96%	7.93%
Russell Midcap Growth Index	2.46%	17.13%	8.66%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Mid Cap Multi-Strategy Fund on 8/31/05 to a
$10,000 investment made in each of the (1) the Russell Midcap Index, (2) the Russell Midcap Value Index and (3) the Russell Midcap Growth Index on that date.
All dividends and capital gain distributions are reinvested.
The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy –
selecting stocks of mid cap domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results.The fund’s performance for periods prior to August 20, 2012 reflects the fund’s investment strategy in effect prior to that date.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Russell Midcap Index is a widely accepted, unmanaged index of medium-cap stock market performance.The Russell Midcap Value Index is a widely accepted, unmanaged index of medium-
cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.The
Russell Midcap Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 17

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by Jeffrey M. Mortimer, Primary Portfolio Manager responsible for investment allocation decisions

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon Small Cap Multi-Strategy Fund’s Class M shares produced a total return of 1.33%, and Investor shares returned 1.13%.1 In comparison, the fund’s primary benchmark, the Russell 2000 Index, produced a total return of 0.03% for the same period.2 The fund’s secondary benchmarks, the Russell 2000 Growth Index and the Russell 2000 Value Index, produced total returns of 5.11% and -4.95%, respectively, for the same period.3

Flat results from the Russell 2000 Index for the reporting period overall masked heightened volatility stemming from global economic concerns, most notably instability in Greece and China.The fund outperformed its benchmark, mainly due to strong results from the Small Cap Growth Strategy and, to a lesser degree, the Opportunistic Small Cap Strategy.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund pursues its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000 Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges.The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small Cap Strategy, Small Cap Value Strategy, and Small Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Global Economic Concerns Sparked Market Turmoil

Small-cap stocks fluctuated in response to changing economic conditions throughout the reporting period. After posting significant gains over the summer of 2014, U.S. equities began to decline in the midst of renewed concerns about global economic growth after the release of disappointing data in Europe. The downturn proved short lived, as ongoing domestic employment gains, better consumer confidence, and improved business sentiment prompted a quick U.S. market recovery, and some broad domestic market indices climbed to record highs through the end of February 2015.

Investors responded negatively in March to sluggish economic growth stemming from severe winter weather in parts of the U.S. and an appreciating U.S. dollar, which dampened retail sales and export activity, respectively. Indeed, U.S. GDP expanded at an anemic 0.6% annualized rate during the first quarter of 2015.The economic soft patch proved temporary, and stocks resumed their advance as the U.S. economy regained traction with a 3.7% annualized growth rate for the second quarter. However, uncertainty regarding a debt crisis in Greece and slowing economic growth in China again sent U.S. stock prices lower over the summer. In mid-August, the Chinese central bank unexpectedly devalued the country’s currency, and stocks again lost value before partially recovering in the closing days of the reporting period.

18

Underlying Strategies Bolstered Fund Results

The fund’s relative performance was supported during the reporting period by relatively strong results from all three of its underlying strategies, each one of which produced higher returns than its respective benchmark. The Small Cap Growth Strategy ranked as the top contributor to fund performance, as growth-oriented small-cap stocks substantially outperformed their more value-oriented counterparts. The Small Cap Growth Strategy particularly benefited from its research-intensive approach to identifying small companies with strong business and competitive positions, solid cash flows and balance sheets, high-quality management, and sustainably high growth rates. The Opportunistic Small Cap Strategy also fared relatively well, mainly due to the success of its security selection strategy in the energy, industrials, and financials sectors.

Although the Small Cap Value Strategy produced higher returns than the Russell 2000 Value Index over the reporting period, it nonetheless lagged the broader Russell 2000 Index when value-oriented stocks fell out of favor among investors.

We implemented no changes in the fund’s strategic allocations during the reporting period.

Positioned for Continued U.S. Economic Growth

We expect market volatility to persist over the near term, but we remain optimistic about the equity markets’ longer term prospects. The U.S. economy has continued to grow, inflation has remained low, aggressively accommodative monetary policies are at work in several international markets, and equity valuations throughout the world have become more attractive.At the same time, we are closely monitoring more interest rates, currency values, commodity prices, and other factors that could alter our generally constructive outlook, and we are prepared to adjust the fund’s allocations as circumstances warrant.

September 15, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000® Index is an unmanaged index of small-cap stock market performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell
3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization.The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.
[3]	The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.The Russell 2000
Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Funds 19

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	1 Year	5 Years	10 Years
Class M shares	1.33%	14.97%	5.52%
Investor shares	1.13%	14.68%	5.32%
Russell 2000 Index	0.03%	15.55%	7.12%
Russell 2000 Value Index	–4.95%	13.23%	5.70%
Russell 2000 Growth Index	5.11%	17.83%	8.46%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Small Cap Multi-Strategy Fund on 8/31/05 to a
$10,000 investment made in each of the (1) the Russell 2000 Index, (2) the Russell 2000 Value Index and (3) the Russell 2000 Growth Index on that date.All dividends and capital gain distributions are reinvested.
The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy –
selecting stocks of small cap domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results.The fund’s performance for periods prior to August 20, 2012 reflects the fund’s investment strategy in effect prior to that date.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index measures the performance of the largest
3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

20

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by Irene O’Neill, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of -3.82%, and Investor shares returned -4.05%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index® (“S&P 500 Index®”), the fund’s benchmark, produced a 0.48% total return for the reporting period.2

Moderate stock market gains over much of the reporting period were balanced by subsequent declines triggered by global economic concerns. The fund lagged its benchmark, mainly due to shortfalls in the energy, industrials, and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities.We begin with a top-down assessment of broad economic, political, and social trends. We strive to determine those sectors and industries most likely to benefit from identified trends, focusing on sectors we believe present the most attractive growth outlook. Within those sectors and industries, we then employ a bottom-up, fundamental approach to find individual companies with:

  Unrecognized or underestimated earnings power

  Sustainable revenue and cash flow

  Positive operational or financial catalysts

  Attractive valuation based on growth prospects

  Strong or improving financial conditions

Finally, we select for investment the 25 to 30 best opportunities from the companies meeting these criteria.

Global Economic Concerns Sparked Market Turmoil

The reporting period began in the midst of a market downturn, but U.S. employment gains, better consumer confidence, and improved business sentiment prompted a quick market recovery. Consequently, some broad market indices climbed to record highs through the end of February 2015. Investors responded negatively in March to sluggish economic growth stemming from severe winter weather in parts of the U.S. and an appreciating U.S. dollar. However, the U.S. economy regained traction in the spring, and stocks resumed their advance until uncertainty regarding a debt crisis in Greece and slowing economic growth in China again sent U.S. stock prices lower over the summer.

Fund Holdings Produced Mixed Results

The fund fared relatively well over most of the reporting period, but market turbulence in the final weeks of August caused it to trail the S&P 500 Index for the reporting period overall. Shortfalls were especially severe in the energy sector, where land driller Nabors Industries saw rig demand plummet in North America, and Marathon Oil was hurt when investors began to question the company’s ability to maintain its dividend in the weak oil pricing environment. Oil services provider Halliburton and exploration-and-production company Southwestern Energy lost value after investors responded skeptically to new acquisitions that would increase their debt loads.

The Funds 21

DISCUSSION OF FUND PERFORMANCE (continued)

In the industrials sector, companies with exposure to falling commodities prices and economic slowdowns in the emerging markets weighed on the fund’s relative performance. Engineering firm Dover struggled with weakness in its oil field equipment unit, heavy equipment maker Caterpillar saw waning demand for mining machines, and power management company Eaton struggled to deliver expected synergies from an acquisition. Among consumer discretionary companies, temperature regulation systems manufacturer Johnson Controls was hurt by a construction slowdown in China, and motorcycle producer Harley-Davidson encountered competitive pressures due to the appreciating U.S. dollar. The fund’s relative performance also was constrained by lack of exposure to Internet retailer Amazon.com.

The fund’s stock selection strategy fared better in the information technology sector, where Avago Technologies benefited from strong sales of smartphones containing its microchips. Cybersecurity specialist Palo Alto Networks gained value amid rising demand for enterprise network security solutions. Cloud computing specialists ServiceNow and salesforce.com advanced amid rising demand for decentralized storage of applications and data. In the financials sector, securities exchanges operator Intercontinental Exchange posted strong earnings stemming from higher trading volumes, insurance provider

Hartford Financial Services Group advanced amid takeover speculation and reported good underwriting results, and Bank of America climbed on the heels of a successful restructuring. Among individual stocks, retailer Lowe’s benefited from higher consumer spending on home improvement projects.

Selectively Positioned for Continued U.S. Economic Growth

We expect market volatility to persist over the near term, but we remain optimistic about the market’s longer term prospects.The U.S. economy has continued to grow, aggressively accommodative monetary policies are at work in several international markets, and equity valuations have become more attractive.

However, in our judgment, selectivity is likely to be key to investment performance over the months ahead. We have continued to focus on companies that appear to have catalysts for gains, including those engaged in restructurings, mergers-and-acquisitions activity, and stock buybacks. We also have increased the fund’s emphasis on U.S.-centric businesses, and we have reduced its holdings of companies with significant exposure to the emerging markets. In our view, these are prudent strategies as we navigate the potential opportunities amid we believe of prevailing market uncertainty.

September 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a diversified fund.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of
dividends and, where applicable, capital gain distributions.The Standard &
Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

22

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	Inception			From
	Date	1 Year	5 Years	Inception
Class M shares	9/30/09	–3.82%	14.04%	11.92%
Investor shares	9/30/09	–4.05%	13.76%	11.65%
Standard & Poor’s 500
Composite Stock Price Index	9/30/09	0.48%	15.86%	13.47%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Focused Equity Opportunities Fund on 9/30/09
(inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index “) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 23

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by Jeffrey M. Mortimer, Primary Portfolio Manager responsible for investment allocation decisions

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon Small/Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 1.71%, and Investor shares returned 1.48%.1 In comparison, the Russell 2500TM Index, the fund’s benchmark, produced a total return of -0.32% for the same period.2 The Russell 2500 Growth Index and Russell 2500 Value Index, the fund’s secondary benchmarks, produced total returns of 4.53% and -4.77%, respectively, for the same period.3

Roughly flat results from the Russell 2500 Index for the reporting period overall masked heightened volatility stemming from global economic concerns, most notably instability in Greece and China. Strong relative results from all three of the fund’s underlying strategies enabled it to produce higher returns than its benchmark.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of small- and midcap companies. The fund currently considers small- and midcap companies to be those companies with total market capitalizations that are within the market capitalization range of the smallest company included in the Russell 2000 Index and the largest company included in the Russell Midcap Index.

The fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small- and midcap companies. The investment adviser determines the investment strategies and sets target allocations and ranges.The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small/Mid Cap Strategy, the Small/Mid Cap Value Strategy, and the Small/Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Global Economic Concerns Sparked Market Turmoil

Small- and midcap stocks encountered heightened market volatility throughout the reporting period and fluctuated in response to changing economic conditions throughout the reporting period. After posting significant gains over the summer of 2014, U.S. equities began to decline in the midst of renewed concerns about domestic and global economic growth triggered by the release of disappointing data in Europe. The downturn proved short lived, as ongoing U.S. employment gains, better consumer confidence, and improved business sentiment prompted a quick market recovery, and some broad domestic market indices climbed to record highs through the end of February 2015.

Investors responded negatively in March to sluggish domestic economic growth stemming from severe winter weather in parts of the U.S. and an appreciating U.S. dollar, which dampened retail sales and export activity, respectively. Indeed, U.S. GDP expanded at an anemic 0.6% annualized rate during the first quarter of 2015.The economic soft patch proved temporary, and stocks resumed their advance as the U.S. economy regained traction with a 3.7% annualized growth rate for the second quarter. However, uncertainty regarding a debt crisis in Greece and slowing economic growth in China again sent U.S. stock prices lower over the summer. In mid-August, the Chinese central bank unexpectedly devalued the country’s currency, and stocks again lost value before partially recovering in the closing days of the reporting period.

24

Underlying Strategies Bolstered Fund Results

The fund’s relative performance was supported during the reporting period by relatively strong results from all three of its underlying strategies, each one of which produced higher returns than its respective bench-mark.The Small/Mid CapValue Strategy ranked as the top contributor to fund performance despite the substantial underperformance of value-oriented stocks generally compared to their more growth-oriented counterparts. The Small/Mid Cap Value Strategy particularly benefited from its research-intensive approach to identifying small- and midsize companies that are undervalued relative to expected business growth and have the presence of a catalyst such as a corporate restructuring, change of management, or spin-off that can trigger a near-term or mid-term price increase.

The fund’s other underlying strategies also fared well, but to a lesser degree. The Opportunistic Small/Mid Cap Strategy and the Small/Mid Cap Growth Strategy produced higher returns than the Russell 2500 Index over the reporting period on the strength of their bottom-up security selection processes.

We implemented no changes in the fund’s strategic allocations during the reporting period.

Positioned for Continued U.S. Economic Growth

We expect market volatility to persist over the near term, but we remain optimistic about the equity markets’ longer term prospects. The U.S. economy has continued to grow, inflation has remained low, aggressively accommodative monetary policies are at work in several international markets, and we believe equity valuations throughout the world have become more attractive.At the same time, we are closely monitoring interest rates, currency values, commodity prices, and other factors that could alter our generally constructive outlook, and we are prepared to adjust the fund’s allocations as circumstances warrant.

September 15, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2500™
Index is a widely accepted, unmanaged index, which measure the performance of small to mid-cap U.S. stocks. Investors cannot invest directly in any index.
[3]	SOURCE: LIPPER INC. – The Russell 2500 Value Index is an
unmanaged index that measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth
values.The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.

The Funds 25

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	Inception			From
	Date	1 Year	5 Years	Inception
Class M shares	9/30/09	1.71%	11.88%	11.67%
Investor shares	9/30/09	1.48%	11.59%	11.37%
Russell 2500 Index	9/30/09	–0.32%	16.22%	14.30%
Russell 2500 Value Index	9/30/09	–4.77%	14.42%	12.89%
Russell 2500 Growth Index	9/30/09	4.53%	18.12%	15.80%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Small/Mid Cap Multi-Strategy Fund on 9/30/09
(inception date) to a $10,000 investment made in each of (1) the Russell 2500 Index, (2) the Russell 2500 Value Index and (3) the Russell 2500 Growth Index
on that date.All dividends and capital gain distributions are reinvested.
On April 28, 2014, the fund changed its name from BNY Mellon Small/Mid Cap Fund to BNY Mellon Small/Mid Cap Multi-Strategy Fund and the fund’s investment strategy changed. From August 20, 2012 through April 27, 2014, the investment adviser selected securities for the fund using a disciplined investment process that combined quantitative modeling techniques, fundamental analysis and risk management. Prior to August 20, 2012, the investment adviser selected securities for the fund using proprietary computer models, along with fundamental analysis to identify and rank stocks within industries or sectors, based on several characteristics, including value, growth and financial profile. Different investment strategies may lead to different performance results.The fund’s performance for the period August 20, 2012 through April 27, 2014 and for the periods prior to August 20, 2012 reflects the fund’s investment strategy in effect during those periods.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Russell 2500 Index is an unmanaged index designed to track the performance of small- to mid-cap U.S. stocks.The Russell 2500 Value Index is an unmanaged index which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.The Russell 2500 Growth Index is an unmanaged index which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

26

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by Sean P. Fitzgibbon and Mark A. Bogar, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon International Fund’s Class M shares produced a total return of -7.68%, and Investor shares returned -7.88%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of -7.47% for the same period.2

Developed equity markets lost ground during the reporting period amid heightened volatility stemming from various global economic developments. The fund performed roughly in line with its benchmark, as relatively strong returns in the United Kingdom, France, and Israel were balanced by shortfalls among a handful of individual holdings.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers.

Until August 6, 2015, the fund allocated its assets between a core investment style and a value investment style at the discretion of the investment adviser. Effective August 6, 2015, the fund’s investment adviser implemented a change to the fund’s investment strategy to provide that the fund allocate all of its assets to the core investment style and eliminate the portion of the fund’s assets allocated to the value investment style in its entirety.

The stocks purchased may have value and/or growth characteristics.The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

International Equities Declined amid Volatility

During the first nine months of the reporting period, positive economic developments, such as interest-rate cuts from central banks, generally enabled markets to recover from bouts of volatility sparked by more negative developments, such as a steep drop in oil prices. As a result, despite a series of sharp retreats and advances, by early June 2015 the fund’s benchmark stood at virtually the same level at which it began the reporting period. In late June and early July, however, stock prices fell again over renewed concerns about slowing Chinese economic growth, an important driver of global economic activity. Those concerns were exacerbated when the Chinese central bank devalued the country’s currency in August, precipitating further declines in international stocks and energy and commodity prices. International investment results for U.S. residents were further undermined by a strengthening U.S. dollar against most other currencies.

Allocations and Stock Selections Bolstered Returns

Although the fund’s negative returns reflected the challenging environment for international stocks, the fund benefited from several allocation decisions and individ-

The Funds 27

DISCUSSION OF FUND PERFORMANCE (continued)

ual stock selections. Underweighted exposure to hard-hit energy and materials stocks in the United Kingdom bolstered the fund’s relative results, as did investments in better-performing companies such as integrated oil and gas giant BP and biopharmaceutical developer Shire. Overweighted exposure to the relatively robust French market enhanced the fund’s relative performance, as did aerospace and defense companies Thales and Safran, and financial technology services provider Cap Gemini. In Israel, generic drug maker Teva Pharmaceutical Industries advanced after the company offered to acquire a competitor’s generic drug division. Other leading holdings included Japan’s Nippon Express and East Japan Railway; Swiss staffing services provider Adecco; and Irish packing container manufacturer Smurfit Kappa and building materials producer CRH. Returns further benefited from our decision to allocate relatively few assets to the commodity focused Australian market.

On a more negative note, a few individual holdings detracted from the fund’s relative performance. Notably weak performers included German-based Commerzbank, Macao casino operator SJM Holdings, Japan’s Isuzu Motors, and British financials HSBC Holdings and Standard Chartered. The fund’s lack of exposure to relatively strong German health care and telecommunications stocks further dampened returns.

Our Outlook Remains Constructive

We believe that quantitative easing programs and positive economic trends in some areas have set the stage for international markets to rebound from their recent losses. As of the end of the reporting period, we have positioned the fund to benefit by taking advantage of what we believe are attractive entry points for fundamentally strong companies based in Switzerland, Spain, Singapore, and Israel. In contrast, we have trimmed the fund’s exposure to the Hong Kong, Australian, and German markets.

September 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.These risks are enhanced in emerging market countries.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

28

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	1 Year	5 Years	10 Years
Class M shares	–7.68%	6.82%	2.90%
Investor shares	–7.88%	6.53%	2.65%
Morgan Stanley Capital International
Europe, Australasia, Far East Index	–7.47%	7.05%	3.96%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon International Fund on 8/31/05 to a $10,000
investment made in the Morgan Stanley Capital International Europe,Australasia, Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 29

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by D. Kirk Henry, Sean P. Fitzgibbon, and Jay Malikowski, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of -26.28%, and Investor shares returned -26.49%.1 This compares with a -22.95% total return produced by the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), the fund’s benchmark, for the same period.2

Emerging-markets equities fell sharply amid volatile trading in response to a variety of economic and geopolitical concerns. The fund underperformed its benchmark, largely due to overweighted exposure to Brazil and disappointing security selections in South Korea.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets.

Until August 6, 2015, the fund allocated its assets between a core investment style and a value investment style at the discretion of the investment adviser. Effective August 6, 2015, the fund’s investment adviser implemented a change to the fund’s investment strategy to provide that the fund allocate all of its assets to the core investment style and eliminate the portion of the fund’s assets allocated to the value investment style in its entirety..

The stocks purchased may have value and/or growth char-acteristics.The portfolio managers employs a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EM Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Global Economic Trends Undermined Emerging Markets

Emerging market equities proved highly volatile during the reporting period, with the MSCI EM Index rising and falling several times before settling sharply lower after the Chinese central bank devalued the country’s currency in August, exacerbating fears regarding slowing Chinese economic growth. Declining prices of petroleum and other commodities proved particularly harmful to stock prices in materials-producing nations. Geopolitical developments caused further market deterioration in countries such as Russia, which saw Western sanctions imposed in response to its involvement with conflict in Ukraine; and in Brazil, where recent elections dashed investors’ hopes for a more business-friendly national government and high-profile scandals have undermined investor sentiment. Furthermore, most emerging market currencies weakened significantly against the U.S. dollar, putting added pressure on the value of foreign currency-denominated investments for U.S. residents.

Brazilian and South Korean Holdings Detracted From Performance

The fund’s relatively heavy exposure to the Brazilian market significantly undermined the fund’s relative performance. Notably weak holdings included toll road operator Arteris, regional airline Gol Linhas Aéreas Inteligentes, and basic materials producers Vale and Gerdau. Relative results also suffered due to security selection shortfalls in South Korea, including retailer E-Mart and beverage distributor HiteJinro, as well as banks Hana Financial Group and DGB Financial Group.

30

On a more positive note, the fund’s relative results benefited from underweighted exposure to some particularly weak markets, including Mexico and Malaysia, as well as modestly overweighted exposure to the comparatively strong Thai market, where telecommunications holdings such as Jasmine broadband Internet Infrastructure Fund and Advanced Info Service enhanced the fund’s performance. Other notable outperformers included discount retailer Wal-Mart de Mexico, Chinese petrochemical producer China Petroleum and Chemical, Korean utility Korea Electric Power, and Polish utility Energa. In Turkey, good returns from oil refiner Tupras helped to compensate for disappointing results from Halkbank.

Working through Emerging Market Weakness

Despite continuing macroeconomic challenges currently confronting emerging market equities, we believe the asset class has long-term potential. In our analysis, structural reforms in countries such as India and Indonesia, stimulative fiscal developments in China, and low stock and currency valuations are improving the environment for equity performance. In addition, emerging markets have often responded positively at times of rising U.S. interest rates, a development expected sometime in the next few months. As of the end of the reporting period, we have positioned the fund to benefit from a snapback in emerging market stock prices, investing a larger proportion of fund assets in Russia and South Africa while trimming exposure to South Korea, India, and Brazil.

September 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.These risks are enhanced in emerging markets countries.
[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley
Capital International Emerging Markets Index is a market capitalization-
weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin
America, and the Pacific Basin. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Funds 31

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	1 Year	5 Years	10 Years
Class M shares	–26.28%	–2.79%	3.81%
Investor shares	–26.49%	–3.04%	3.55%
Morgan Stanley Capital International
Emerging Markets Index	–22.95%	–0.92%	5.52%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Emerging Markets Fund on 8/31/05 to a
$10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America and the Pacific Basin.The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.The Index includes gross dividends reinvested and, unlike a mutual fund, does not take into account charges, fees and other expenses.These factors can contribute to the Index potentially outperforming the fund. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

32

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by Thomas J. Durante, Richard A. Brown, and Karen Q.Wong, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon International Appreciation Fund’s Class M shares produced a total return of -7.14%, and Investor shares returned -7.32%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of -7.47% for the same period.2

Developed equity markets lost ground during the reporting period amid heightened volatility stemming from various global economic developments. The fund mildly outperformed its benchmark due to pricing disparities between the stocks of the companies comprising the MSCI EAFE Index and the related Depository Receipts (DRs) in which the fund invests.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities, including DRs, common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds, or trusts and other equity investments.

The fund invests primarily in DRs representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). In selecting securities, we screen the MSCI EAFE Index universe of approximately 1,000 issuers for the availability of issuers with a DR facility.The investment adviser then uses a proprietary mathematical algorithm to reflect the characteristics of the developed markets that takes into consideration risk characteristics, including country weights and sector weights within each country.As a result of this process, we expect to hold ADRs representing 200 to 300 foreign issuers.The fund’s country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the fund will invest in at least 10 different countries. The fund generally will not invest in securities from developing countries because they are not included in the MSCI EAFE Index.

International Equities Declined Amid Volatility

International equity markets encountered heightened volatility during the reporting period in response to shifting economic trends. The MSCI EAFE Index dropped sharply between early September and mid-October 2014 before recovering much of that ground in November. Markets again declined in December 2014 and early January 2015 in the midst of plummeting energy prices. A subsequent recovery through the spring of 2015 was supported by quantitative easing from central banks in Europe and Japan. Consequently, at the beginning of June 2015, the MSCI EAFE Index stood at virtually the same level at which it began the reporting period.

In late June and early July, international stocks fell again amid controversy surrounding relief for the Greek debt crisis. Stocks throughout the world also came under pressure after a plunging Chinese stock market sparked renewed concerns about the world’s second largest economy. Those worries were exacerbated when the Chinese central bank devaluated the country’s currency in August, precipitating additional declines in international stocks and commodity prices.

The Funds 33

DISCUSSION OF FUND PERFORMANCE (continued)

Finally, returns from foreign investments for U.S. residents were substantially dampened by an appreciating U.S. dollar against most other currencies.

Commodity-Oriented Investments Led Market’s Decline

Much of the overseas market’s weakness during the reporting period was concentrated in sectors and countries with heavy exposure to natural resources producers. The energy sector was hit especially hard when oil prices plummeted in response to a glut of supply from hydraulic fracturing sites in North America and Russia’s attempts to offset economic sanctions through increased drilling. Meanwhile, demand for fuel remained subdued in the weak global economy. The materials sector was hurt by waning demand for industrial commodities in China and other emerging markets. The utilities sector also suffered declines, mainly due to challenges experienced by European electricity producers during an ongoing shift away from nuclear power.

On a more positive note, consumer-oriented companies fared relatively well over the reporting period. Beverage producers benefited from industry consolidation in Europe, and travel companies also gained value. In the health care sector, aging populations in Europe and Japan and wealth generation in the emerging markets led to greater demand for medical products and services. Intensifying mergers-and-acquisitions activity and favorable legislation in some Markets also supported gains among health care companies.

From a country perspective, the top performing markets for the reporting period included Israel, where drug companies advanced, and Japan, where banks fared well and a weaker yen boosted exports from automobile manufacturers. In contrast, Australia struggled due to its reliance on exports of natural resources to the emerging markets.

At times during the reporting period, we employed futures contracts to manage the fund’s cash flows.

Fully Invested in International Stocks

We remain optimistic regarding the prospects for international stocks in light of ongoing monetary stimulus efforts and what we believe are more attractive valuations in the wake of recent market declines.As always, we continue to monitor the factors considered by the fund’s investment model in light of current market conditions.

September 15, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.These risks are enhanced in emerging market countries.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital
International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

34

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	1 Year	5 Years	10 Years
Class M shares	–7.14%	6.59%	3.36%
Investor shares	–7.32%	6.34%	3.11%
Morgan Stanley Capital International
Europe, Australasia, Far East Index	–7.47%	7.05%	3.96%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon International Appreciation Fund on 8/31/05 to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton International Equity Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to BNY Mellon International Appreciation Fund in a tax-free reorganization and the fund commenced operations.The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for BNY Mellon International Appreciation Fund and the performance of BNY Mellon International Appreciation Fund’s Class M shares thereafter.The performance figures for Investor shares represent the performance of the predecessor fund’s Class A shares prior to the commencement of operations for BNY Mellon International Appreciation Fund and the performance of BNY Mellon International Appreciation Fund’s Investor shares thereafter. Investor shares are subject to a Shareholder Services Plan.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 35

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Ronald Gala, CFA, and Peter D. Goslin, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon International Equity Income Fund’s Class M shares produced a total return of -16.51%, and Investor shares returned -16.77%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI ACWI Ex-US Index), provided a total return of -12.35% for the same period.2

International equity markets lost ground during the reporting period amid heightened volatility stemming from various global economic developments. The fund lagged its benchmark, mainly due to security selection shortfalls in the financials and health care sectors.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income.To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on dividend-paying stocks of foreign companies, including those in developed and emerging-market countries. The fund may invest in the stocks of companies of any market capitalization.

We select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of characteristics to identify and rank stocks according to earnings quality. Based on this analysis, we generally select from the higher ranked dividend-paying securities those stocks that we believe will continue to pay above-average dividends. We seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the MSCI ACWI Ex-US Index.

International Equities Declined amid Volatility

Shifting economic trends sparked heightened volatility in international equity markets during the reporting period. Broad measures of international stock market performance dropped sharply between early September and mid-October 2014 before recovering much of that ground in November. Markets again declined in December 2014 and early January 2015 in the midst of plummeting energy prices. A subsequent recovery through the spring of 2015 was supported by quantitative easing from central banks in Europe and Japan.

In late June and early July, international stocks fell again amid controversy surrounding relief for the Greek debt crisis. Stocks throughout the world also came under pressure after a plunging Chinese stock market sparked renewed concerns about slower-than-expected growth in the world’s second-largest economy. Those worries were exacerbated when China’s central bank devaluated its currency in August, precipitating additional declines in international stocks and commodity prices. Finally, returns for U.S. residents were substantially dampened by an appreciating U.S. dollar against most other currencies.

Dividend Payers Trailed Market Averages

Dividend-paying stocks generally underperformed broader market averages during the reporting period despite historically low rates from sovereign bonds. A number of formerly high yielding companies reduced or suspended their dividends in response to falling commodity prices and other worrisome developments that undercut their earnings.

The energy sector was hit particularly hard during the reporting period, including fund holdings such as Norwegian offshore driller Seadrill, which missed earn-

36

ings targets due to falling oil prices and rising competitive pressures. In the financials sector, disappointments included Insurance Australia Group, which reported narrower profit margins and issued a reduced revenue forecast stemming, in part, from a depreciating Australian dollar. Spanish financial institution Banco Santander lost value when it issued new shares in order to raise capital for reserves. Better results from Japan’s Aozora Bank, which raised its dividend payment and net income forecast, were not enough to fully offset weakness in the fund’s other financial holdings.

From a country perspective, the fund’s overweighted position in Australia and underweighted exposure to Japan proved counterproductive. Australia struggled with heavy reliance on commodities exported to the emerging markets, while Japanese exporters benefited from a weaker yen versus other major currencies.

The fund achieved better results in the telecommunications services sector, where German television broadcaster ProSieBensat 1 Media reported better-than-expected quarterly earnings.The fund also added value in the industrials sector, including strong results from Spanish transportation infrastructure developer Ferrovial, which has accumulated an ample order backlog. The United Kingdom ranked among the fund’s better performing markets.

Focusing on Quality, Value, Growth, and Dividends

Although our quantitative investment process typically does not directly consider macroeconomic factors, it is worth noting that, despite the current market turmoil in China, developed international countries may be poised for recovery in response to aggressively accommodative monetary policies.

As of the end of the reporting period, our models have continued to identify opportunities with what we believe are attractive valuations, improving growth fundamentals, and competitive dividend yields in the developed and emerging markets. We have found a number of stocks meeting our criteria in the telecommunications services and utilities sectors, but relatively few among information technology, health care, and materials companies. The fund ended the reporting period with overweighted exposure to the United Kingdom and Australia, but a scarcity of higher yielding stocks resulted in relatively light positions in Japan and the emerging markets.

September 15, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The MSCI ACWI Ex-
US Index captures large and midcap representation across 22 of 23
Developed Markets (DM) countries (excluding the US) and 23 Emerging
Markets (EM) countries. Investors cannot invest directly in any index.

The Funds 37

FUND PERFORMANCE

Actual Aggregate Total Returns as of 8/31/15
	Inception		From
	Date	1 Year	Inception
Class M shares	12/15/11	–16.51%	2.68%
Investor shares	12/15/11	–16.77%	2.37%
Morgan Stanley Capital International
All Country World Index Ex-U.S.	11/30/11	–12.35%	5.60%††

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon International Equity Income Fund on 12/15/11
(inception date) to a $10,000 investment made in the Morgan Stanley Capital International All Country World Index Ex-U.S. (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index captures large and mid cap representation across 23 of 24 Developed Markets (DM) countries (excluding the U.S.) and 21 Emerging Markets (EM) countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† For comparative purposes, the value of the Index on 11/30/11 is used as the beginning value on 12/15/11.

38

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by Jeffrey M. Mortimer, Primary Portfolio Manager, responsible for investment allocation decisions

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon Asset Allocation Fund’s Class M shares produced a total return of -2.39%, and Investor shares returned -2.62%.1 In comparison, the fund’s benchmark, the Morningstar Moderate Target Risk Index (the “Morningstar Index”), produced a total return of -3.66%.2

Global financial markets encountered heightened volatility during the reporting period amid shifting global economic sentiment. The fund outperformed its benchmark, in part due to an overweighted allocation to large-cap U.S. stocks.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income.The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds, and exchange-traded funds (collectively, the “underlying funds”). To pursue its goal, the fund may allocate its assets, directly in individual equity and debt securities and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Market Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies, and Money Market Instruments.

Further information about the fund’s investment strategy and process and the underlying funds is described in the fund’s prospectus.

Global Economic Concerns Sparked Market Turmoil

The reporting period began in the midst of a U.S. stock market downturn triggered by the release of disappointing global economic data, but domestic employment gains, better consumer confidence, and improved business sentiment prompted a quick market recovery. Consequently, some broad U.S. market indices climbed to record highs through the end of February 2015. Investors responded negatively in March to sluggish domestic economic growth stemming from severe winter weather in parts of the U.S. and an appreciating U.S. dollar. The U.S. economy regained traction in the spring, and stocks resumed their advance until a debt crisis in Greece and slowing economic growth in China again sent domestic stock prices lower over the summer.

In the U.S. bond market, long-term interest rates fluctuated as investors reacted to global economic developments and shifting expectations regarding higher short-term interest rates in the United States. Nonetheless, U.S. bonds generally produced higher returns than U.S. stocks for the reporting period overall.

In contrast, an appreciating U.S. dollar against most other currencies substantially undermined international investment returns for U.S. residents. In addition, stocks in the emerging markets lost considerable value amid declining commodity prices and slowing economic growth in China.

Allocation Strategy Bolstered Fund Results

The fund’s relative performance was buoyed during the reporting period by its allocation strategy. Overweighted exposure to large-cap U.S. stocks enabled the fund to participate more fully in their mildly positive absolute returns, and relatively light

The Funds 39

DISCUSSION OF FUND PERFORMANCE (continued)

positions in emerging-market stocks and bonds sheltered the fund from the full brunt of the weakness in those asset classes.Among U.S. bonds, we eliminated the fund’s exposure to inflation-adjusted securities, which lagged their nominal counterparts in the low inflation environment. We increased the fund’s positions in alternative investments such as managed futures, which helped the fund’s relative performance in light of heightened market volatility.

The fund’s underlying strategies produced mixed results, and no single investment manager drove the fund’s overall performance.Top performers for the reporting period included Dreyfus Select Managers Small Cap Growth Fund, Dreyfus Research Growth Fund, the BNY Mellon Small/Mid Cap Multi-Strategy Fund, and one of the unaffiliated funds in the Diversifying Strategies asset class. The most notable laggards included Dreyfus Emerging Markets Debt Local Currency Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Fund, and an unaffiliated investment company in the Emerging Markets Debt asset class.

Positioned for Continued Economic Growth

We expect market volatility to persist over the near term due to uncertainty regarding economic conditions in overseas markets and the timing of short-term rate hikes in the United States, but we remain optimistic about the U.S. and global financial markets’ longer term prospects. The U.S. economy has continued to grow, inflation has remained low, aggressively accommodative monetary policies are setting the stage for recoveries in several international markets, and equity valuations have become more attractive. Therefore, we have maintained a generally constructive investment posture, including an emphasis on large-cap U.S. stocks as well as small- and midcap stocks in the United States and developed international markets. In contrast, the fund held relatively light exposure as of the reporting period’s end to emerging-market equities, emerging-market debt, and U.S. high yield bonds. Of course, we are closely monitoring various factors that could alter our outlook, and we are prepared to adjust the fund’s allocations as circumstances warrant.

September 15, 2015

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by the fund’s investment adviser pursuant to an agreement in effect through December 31, 2015, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: BLOOMBERG. L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Morningstar Moderate
Target Risk Index is an unmanaged index of global equities, bonds, and traditional inflation hedges such as commodities and Treasury Inflation
Protected Securities (TIPS).

40

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	1 Year	5 Years	10 Years
Class M shares	–2.39%	7.58%	5.25%
Investor shares	–2.62%	7.31%	4.98%
Morningstar Moderate Target Risk Index	–3.66%	8.23%	5.89%

† Source: Morningstar Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Asset Allocation Fund on 8/31/05 to a $10,000
investment made in the Morningstar Moderate Target Risk Index (the “Morningstar Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund changed its investment strategy on September 15, 2011. Prior to that date, the fund invested in individual securities and BNY Mellon funds only and its target allocation was 60% of its assets invested in equity securities (directly and through underlying funds) and 40% of its assets invested in bonds and money market instruments (directly), with a range of 15% above or below such target amount. Different investment strategies may lead to different performance results.The fund’s performance for periods prior to September 15, 2011 reflects the investment strategy in effect prior to that date.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Morningstar Index is an unmanaged index of global equities, bonds and traditional inflation hedges such as commodities and Treasury Inflation Protected Securities (TIPS). Unlike a
mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 41

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon equity fund from March 1, 2015 to August 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2015

	Class M Shares	Investor Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$ 3.86	$ 5.18
Ending value (after expenses)	$ 938.60	$ 937.30
Annualized expense ratio (%)	.79	1.06
BNY Mellon Large Cap Market
Opportunities Fund
Expenses paid per $1,000†	$ 2.68	$ 3.80
Ending value (after expenses)	$ 934.40	$ 933.40
Annualized expense ratio (%)	.55	.78
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 3.03	$ 4.25
Ending value (after expenses)	$ 938.70	$ 937.40
Annualized expense ratio (%)	.62	.87
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$ 3.89	$ 5.10
Ending value (after expenses)	$ 930.60	$ 928.90
Annualized expense ratio (%)	.80	1.05
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 4.41	$ 5.63
Ending value (after expenses)	$ 945.20	$ 943.80
Annualized expense ratio (%)	.90	1.15
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 5.12	$ 6.36
Ending value (after expenses)	$ 973.70	$ 972.80
Annualized expense ratio (%)	1.03	1.28
BNY Mellon Focused
Equity Opportunities Fund
Expenses paid per $1,000†	$ 4.12	$ 5.37
Ending value (after expenses)	$ 920.80	$ 919.10
Annualized expense ratio (%)	.85	1.11

42

Expenses and Value of a $1,000 Investment (continued)
assuming actual returns for the six months ended August 31, 2015

	Class M Shares	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 4.61	$ 5.84
Ending value (after expenses)	$ 965.10	$ 963.30
Annualized expense ratio (%)	.93	1.18
BNY Mellon International Fund
Expenses paid per $1,000†	$ 5.00	$ 6.28
Ending value (after expenses)	$ 945.90	$ 945.30
Annualized expense ratio (%)	1.02	1.28
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$ 6.51	$ 7.66
Ending value (after expenses)	$ 832.10	$ 831.10
Annualized expense ratio (%)	1.41	1.66
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$ 4.19	$ 5.41
Ending value (after expenses)	$ 933.60	$ 932.90
Annualized expense ratio (%)	.86	1.11
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$ 5.12	$ 6.32
Ending value (after expenses)	$899.40	$ 898.20
Annualized expense ratio (%)	1.07	1.32
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$ 1.28	$ 2.45
Ending value (after expenses)	$ 948.60	$ 947.00
Annualized expense ratio (%)	.26	.50

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Funds 43

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2015

	Class M Shares	Investor Shares
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$ 4.02	$ 5.40
Ending value (after expenses)	$ 1,021.22	$ 1,019.86
Annualized expense ratio (%)	.79	1.06
BNY Mellon Large Cap Market
Opportunities Fund
Expenses paid per $1,000†	$ 2.80	$3.97
Ending value (after expenses)	$ 1,022.43	$ 1,021.27
Annualized expense ratio (%)	.55	.78
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 3.16	$ 4.43
Ending value (after expenses)	$ 1,022.08	$ 1,020.82
Annualized expense ratio (%)	.62	.87
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$ 4.08	$ 5.35
Ending value (after expenses)	$ 1,021.17	$ 1,019.91
Annualized expense ratio (%)	.80	1.05
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 4.58	$ 5.85
Ending value (after expenses)	$ 1,020.67	$ 1,019.41
Annualized expense ratio (%)	.90	1.15
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 5.24	$ 6.51
Ending value (after expenses)	$ 1,020.01	$ 1,018.75
Annualized expense ratio (%)	1.03	1.28
BNY Mellon Focused
Equity Opportunities Fund
Expenses paid per $1,000†	$ 4.33	$ 5.65
Ending value (after expenses)	$ 1,020.92	$ 1,019.61
Annualized expense ratio (%)	.85	1.11

44

Expenses and Value of a $1,000 Investment (continued)
assuming a hypothetical 5% annualized return for the six months ended August 31, 2015

	Class M Shares	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$ 4.74	$ 6.01
Ending value (after expenses)	$ 1,020.52	$ 1,019.26
Annualized expense ratio (%)	.93	1.18
BNY Mellon International Fund
Expenses paid per $1,000†	$ 5.19	$ 6.51
Ending value (after expenses)	$ 1,020.06	$ 1,018.75
Annualized expense ratio (%)	1.02	1.28
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$ 7.17	$ 8.44
Ending value (after expenses)	$ 1,018.10	$ 1,016.84
Annualized expense ratio (%)	1.41	1.66
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$ 4.38	$ 5.65
Ending value (after expenses)	$ 1,020.87	$ 1,019.61
Annualized expense ratio (%)	.86	1.11
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$ 5.45	$ 6.72
Ending value (after expenses)	$ 1,019.81	$ 1,018.55
Annualized expense ratio (%)	1.07	1.32
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$ 1.33	$ 2.55
Ending value (after expenses)	$ 1,023.89	$ 1,022.68
Annualized expense ratio (%)	.26	.50

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Funds 45

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon Large Cap Stock Fund
Common Stocks—99.6%	Shares		Value ($)		Shares		Value ($)
Banks—5.5%				Energy—8.5%
Bank of America	422,215		6,898,993	Cameron International	62,945	[a]	4,202,208
Citigroup	23,095		1,235,121	Chevron	20,175		1,633,973
JPMorgan Chase & Co	135,161		8,663,820	Exxon Mobil	134,295		10,104,356
Wells Fargo & Co	105,755		5,639,914	Marathon Petroleum	93,845		4,439,807
			22,437,848	National Oilwell Varco	31,595		1,337,416
Capital Goods—6.3%				Schlumberger	61,110		4,728,081
3M	18,560		2,638,118	Tesoro	43,930		4,041,999
Caterpillar	41,190		3,148,564	Valero Energy	69,060		4,098,020
Emerson Electric	11,955		570,493				34,585,860
General Dynamics	30,835		4,379,495	Food & Staples Retailing—4.1%
General Electric	70,811		1,757,529	CVS Health	68,420		7,006,208
Honeywell International	11,775		1,168,904	Kroger	116,025		4,002,863
Huntington Ingalls Industries	13,285		1,495,625	Wal-Mart Stores	87,825		5,684,912
Illinois Tool Works	12,640		1,068,459				16,693,983
Lincoln Electric Holdings	12,660		742,509	Food, Beverage &
Rockwell Automation	13,875		1,551,641	Tobacco—5.7%
Spirit Aerosystems Holdings, Cl. A	61,880	[a]	3,162,687	Altria Group	115,310		6,178,310
Textron	73,590		2,855,292	Archer-Daniels-Midland	85,645		3,853,169
Timken	33,725		1,070,769	Bunge	36,885		2,672,318
			25,610,085	Mead Johnson Nutrition	44,665		3,499,056
Consumer Services—2.5%				PepsiCo	69,295		6,439,584
Darden Restaurants	49,110		3,339,971	Pilgrim’s Pride	31,080	[b]	651,903
Las Vegas Sands	44,660		2,064,632				23,294,340
ServiceMaster Global Holdings	40,900	[a]	1,438,862	Health Care Equipment &
Wyndham Worldwide	46,890		3,586,147	Services—5.5%
			10,429,612	Abbott Laboratories	52,755		2,389,274
Diversified Financials—5.2%				Anthem	32,215		4,543,926
Affiliated Managers Group	17,785	[a]	3,315,835	Boston Scientific	98,575	[a]	1,650,146
American Express	8,765		672,451	Cigna	16,930		2,383,575
Berkshire Hathaway, Cl. B	51,175	[a]	6,859,497	DENTSPLY International	44,790		2,347,444
Eaton Vance	22,490		779,728	Edwards Lifesciences	26,155	[a]	3,684,716
Franklin Resources	77,060		3,127,095	HCA Holdings	39,520	[a]	3,423,222
Moody’s	9,940		1,016,961	Teleflex	14,855		1,943,034
Navient	34,900		446,371				22,365,337
T. Rowe Price Group	46,030		3,308,636	Household & Personal
				Products—1.2%
Waddell & Reed Financial, Cl. A	42,680		1,667,508
				Estee Lauder, Cl. A	29,780		2,375,551
			21,194,082

46

BNY Mellon Large Cap Stock Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Household & Personal				Real Estate (continued)
Products (continued)				Public Storage	19,160	[c]	3,856,333
Procter & Gamble	37,475		2,648,358	Simon Property Group	4,405	[c]	789,905
			5,023,909	Taubman Centers	42,935	[c]	2,962,086
Insurance—1.5%							15,415,983
Allstate	12,365		720,632	Retailing—5.1%
Prudential Financial	16,945		1,367,462	Bed Bath & Beyond	53,060	[a]	3,295,557
Travelers	39,045		3,886,930	Dollar General	18,115		1,349,386
			5,975,024	Home Depot	56,410		6,569,509
Materials—2.2%				Lowe’s	77,680		5,373,126
Dow Chemical	32,860		1,437,954	Target	56,500		4,390,615
LyondellBasell							20,978,193
Industries, Cl. A	49,225		4,202,830	Semiconductors & Semiconductor
Mosaic	81,435		3,324,991	Equipment—1.1%
			8,965,775	Intel	60,745		1,733,662
Media—4.5%				Micron Technology	49,123	[a]	806,108
Comcast, Cl. A	72,050		4,058,577	Texas Instruments	44,065		2,108,070
Time Warner	53,100		3,775,410				4,647,840
Twenty-First Century Fox, Cl. A	133,495		3,656,428	Software & Services—11.2%
Walt Disney	67,525		6,879,447	Accenture, Cl. A	50,800		4,788,916
			18,369,862	DST Systems	8,060		825,505
Pharmaceuticals, Biotech &				Electronic Arts	66,410	[a]	4,393,022
Life Sciences—11.6%				Facebook, Cl. A	10,795	[a]	965,397
AbbVie	89,800		5,604,418	Google, Cl. A	8,735	[a]	5,658,708
Amgen	41,430		6,288,245	Google, Cl. C	8,765	[a]	5,418,961
Biogen	4,015	[a]	1,193,659	International Business
Celgene	5,700	[a]	673,056	Machines	42,120		6,229,127
Gilead Sciences	68,955		7,245,102	Intuit	17,150		1,470,613
Johnson & Johnson	89,890		8,447,862	Microsoft	107,223		4,666,345
Merck & Co	115,415		6,215,098	VeriSign	56,660	[a,b]	3,906,140
Mettler-Toledo International	9,815	[a]	2,910,638	Visa, Cl. A	102,620		7,316,806
Pfizer	254,245		8,191,774				45,639,540
Zoetis	17,645		791,731	Technology Hardware &
			47,561,583	Equipment—6.1%
Real Estate—3.8%				Apple	161,730		18,236,675
General Growth Properties	140,385	[c]	3,562,971	Corning	183,205		3,152,958
Host Hotels & Resorts	191,775	[c]	3,400,171	Hewlett-Packard	134,240		3,766,774
Post Properties	15,255	[c]	844,517				25,156,407

The Funds 47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Large Cap Stock Fund (continued)

Common Stocks (continued)	Shares		Value ($)	Other Investment—.3%	Shares	Value ($)
Telecommunication Services—2.6%				Registered Investment Company;
AT&T	18,600		617,520	Dreyfus Institutional Preferred
CenturyLink	114,950		3,108,248	Plus Money Market Fund
Verizon Communications	147,065		6,766,461	(cost $1,055,612)	1,055,612 [d]	1,055,612
			10,492,229
Transportation—3.2%				Investment of Cash Collateral for
Delta Air Lines	39,880		1,745,946	Securities Loaned—1.2%
Old Dominion Freight Line	46,825	[a]	3,113,394	Registered
Southwest Airlines	107,450		3,943,415	Investment Company;
Union Pacific	48,860		4,189,256	Dreyfus Institutional Cash
			12,992,011	Advantage Fund
Utilities—2.2%				(cost $4,895,683)	4,895,683 [d]	4,895,683
Entergy	47,315		3,091,089
				Total Investments
NextEra Energy	42,295		4,162,251	(cost $366,089,796)	101.1%	412,819,024
Public Service Enterprise Group	44,345		1,784,886
				Liabilities, Less Cash
			9,038,226	and Receivables	(1.1%)	(4,434,842)
Total Common Stocks
				Net Assets	100.0%	408,384,182
(cost $360,138,501)			406,867,729

[a] Non-income producing security.
[b] Security, or portion thereof, on loan.At August 31, 2015, the value of the fund’s securities on loan was $4,512,431 and the value of the collateral held by the fund was
$4,898,901, consisting of cash collateral of $4,895,683 and U.S. Government and Agency securities valued at $3,218.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Pharmaceuticals, Biotech & Life Sciences	11.6	Real Estate	3.8
Software & Services	11.2	Transportation	3.2
Energy	8.5	Telecommunication Services	2.6
Capital Goods	6.3	Consumer Services	2.5
Technology Hardware & Equipment	6.1	Materials	2.2
Food, Beverage & Tobacco	5.7	Utilities	2.2
Banks	5.5	Insurance	1.5
Health Care Equipment & Services	5.5	Money Market Investments	1.5
Diversified Financials	5.2	Household & Personal Products	1.2
Retailing	5.1	Semiconductors & Semiconductor Equipment	1.1
Media	4.5
Food & Staples Retailing	4.1		101.1

† Based on net assets.
See notes to financial statements.

48

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon Large Cap Market Opportunities Fund
Common Stocks—46.4%	Shares	Value ($)		Shares		Value ($)
Automobiles & Components—1.2%			Diversified Financials (continued)
Harley-Davidson	27,430	1,537,451	Intercontinental Exchange	7,474		1,707,136
Banks—1.2%			Invesco	45,518		1,552,619
Bank of America	100,370	1,640,046				4,987,749
Capital Goods—5.4%			Energy—4.1%
3M	8,590	1,220,983	Anadarko Petroleum	18,600		1,331,388
Boeing	2,584	337,677	Apache	2,089		94,506
Donaldson	7,384	231,193	EOG Resources	3,986		312,144
Eaton	24,365	1,390,267	Halliburton	29,171		1,147,879
Emerson Electric	4,085	194,936	Occidental Petroleum	2,231		162,885
Fastenal	6,620	255,135	Schlumberger	3,306		255,785
Flowserve	5,420	244,605	Valero Energy	22,525		1,336,633
Honeywell International	12,410	1,231,941	Williams	16,400		790,480
Illinois Tool Works	11,800	997,454				5,431,700
MSC Industrial Direct, Cl. A	2,811	190,277	Food & Staples Retailing—.2%
Precision Castparts	1,379	317,515	Wal-Mart Stores	3,401		220,147
Toro	4,540	323,702	Food, Beverage &
W.W. Grainger	532	118,870	Tobacco—3.1%
		7,054,555	Constellation Brands, Cl. A	8,380		1,072,640
Consumer Durables & Apparel—.5%			PepsiCo	17,625		1,637,891
DSW, Cl. A	8,470	251,474	Philip Morris International	17,320		1,382,136
NIKE, Cl. B	3,183	355,700				4,092,667
		607,174	Health Care Equipment &
Consumer Services—1.7%			Services—1.3%
McDonald’s	2,504	237,930	C.R. Bard	2,234		432,927
Starbucks	7,032	384,721	Intuitive Surgical	347	[a]	177,300
Yum! Brands	19,460	1,552,324	ResMed	8,000		415,520
		2,174,975	Stryker	3,762		371,121
Diversified Financials—3.8%			Varian Medical Systems	3,171	[a]	257,644
Capital One Financial	22,225	1,727,994				1,654,512

The Funds 49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Large Cap Market Opportunities Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Household & Personal Products—.2%				Retailing (continued)
Colgate-Palmolive	4,451		279,567	Tractor Supply	2,199		187,597
Insurance—1.3%							665,492
Hartford Financial Services Group	38,700		1,778,265	Semiconductors & Semiconductor
Materials—1.6%				Equipment—1.2%
Dow Chemical	24,210		1,059,430	Avago Technologies	12,390		1,560,768
Ecolab	2,650		289,221	Software & Services—7.4%
FMC	5,215		220,647	Adobe Systems	4,037	[a]	317,187
Monsanto	3,004		293,341	Automatic Data Processing	3,815		294,976
Praxair	1,928		203,886	Cognizant Technology Solutions, Cl. A	5,080	[a]	319,735
			2,066,525	Facebook, Cl. A	27,350	[a]	2,445,910
Media—3.0%				Google, Cl. A	355	[a]	229,976
Comcast, Cl. A	41,775		2,353,186	Google, Cl. C	355	[a]	219,479
Time Warner	20,385		1,449,373	Jack Henry & Associates	5,150		349,994
Walt Disney	1,270		129,388	MasterCard, Cl. A	5,075		468,778
			3,931,947	Microsoft	6,679		290,670
Pharmaceuticals, Biotech &				Oracle	7,336		272,092
Life Sciences—6.3%				Paychex	6,651		297,034
AbbVie	34,170		2,132,550	salesforce.com	33,195	[a]	2,302,405
Biogen	845	[a]	251,218	ServiceNow	27,270	[a]	1,935,079
Celgene	18,206	[a]	2,149,764				9,743,315
Gilead Sciences	2,845		298,924	Technology Hardware &
Johnson & Johnson	18,625		1,750,377	Equipment—2.2%
Mallinckrodt	18,370	[a]	1,584,229	Amphenol, Cl. A	7,768		406,732
Mettler-Toledo International	536	[a]	158,951	Cisco Systems	11,628		300,933
			8,326,013	Palo Alto Networks	11,855	[a]	1,946,828
Retailing—.5%				TE Connectivity	3,290		195,064
The TJX Companies	6,796		477,895				2,849,557

50

BNY Mellon Large Cap Market Opportunities Fund (continued)

Common Stocks (continued)	Shares		Value ($)	Other Investment (continued)	Shares	Value ($)
Transportation—.2%				Registered Investment
Expeditors International of				Companies (continued):
Washington	6,540		320,264	Dreyfus Research Growth
Total Common Stocks				Fund, Cl. Y	1,926,667 [b]	26,877,003
(cost $51,504,822)			60,922,689	Dreyfus Strategic Value
				Fund, Cl. Y	628,513 [b]	24,248,039
Other Investment—53.5%				Total Other Investment
				(cost $64,484,168)		70,273,760
Registered Investment
Companies:				Total Investments
BNY Mellon Income Stock				(cost $115,988,990)	99.9%	131,196,449
Fund, Cl. M	2,159,434	[b]	18,506,351	Cash and Receivables (Net)	.1%	179,623
Dreyfus Institutional Preferred
Plus Money Market Fund	642,367	[c]	642,367	Net Assets	100.0%	131,376,072

a	Non-income producing security.
b	Investment in affiliated mutual fund.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	53.0	Insurance	1.3
Software & Services	7.4	Automobiles & Components	1.2
Pharmaceuticals, Biotech & Life Sciences	6.3	Banks	1.2
Capital Goods	5.4	Semiconductors & Semiconductor Equipment	1.2
Energy	4.1	Consumer Durables & Apparel	.5
Diversified Financials	3.8	Money Market Investment	.5
Food, Beverage & Tobacco	3.1	Retailing	.5
Media	3.0	Food & Staples Retailing	.2
Technology Hardware & Equipment	2.2	Household & Personal Products	.2
Consumer Services	1.7	Transportation	.2
Materials	1.6
Health Care Equipment & Services	1.3		99.9

† Based on net assets.
See notes to financial statements.

The Funds 51

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Common Stocks—64.2%	Shares	Value ($)		Shares		Value ($)
Automobiles & Components—.9%			Capital Goods (continued)
BorgWarner	1,040	45,386	MSC Industrial Direct, Cl. A	4,237		286,803
Delphi Automotive	655	49,466	Northrop Grumman	1,146		187,646
Ford Motor	29,723	412,258	PACCAR	4,027		237,472
General Motors	1,590	46,810	Parker Hannifin	612		65,888
Harley-Davidson	48,789	2,734,623	Precision Castparts	2,977		685,454
Johnson Controls	12,974	533,750	Raytheon	5,885		603,566
		3,822,293	Rockwell Collins	5,228		427,912
Banks—3.1%			Stanley Black & Decker	653		66,293
Bank of America	292,214	4,774,777	United Technologies	5,721		524,101
BB&T	10,767	397,518	W.W. Grainger	1,020		227,909
Citigroup	22,140	1,184,047	Xylem	2,698		87,550
Fifth Third Bancorp	3,234	64,421				22,690,230
JPMorgan Chase & Co	36,869	2,363,303	Commercial & Professional
M&T Bank	630	74,491	Services—.2%
PNC Financial Services Group	8,931	813,793	ADT	1,600		52,448
SunTrust Banks	1,700	68,629	Robert Half International	3,325		169,675
U.S. Bancorp	8,742	370,224	Tyco International	5,399		195,930
Wells Fargo & Co	50,587	2,697,805	Waste Management	9,074		454,244
		12,809,008				872,297
Capital Goods—5.6%			Consumer Durables & Apparel—.8%
3M	22,439	3,189,479	DSW, Cl. A	12,740		378,251
Allegion	2,996	178,592	Leggett & Platt	5,590		248,308
Boeing	12,571	1,642,778	Lennar, Cl. A	8,785		447,156
Caterpillar	3,140	240,022	NIKE, Cl. B	15,159		1,694,018
Cummins	1,926	234,490	PulteGroup	6,040		124,968
Danaher	4,112	357,826	VF	5,240		379,533
Deere & Co	861	70,413				3,272,234
Donaldson	11,110	347,854	Consumer Services—1.7%
Dover	5,199	322,078	Carnival	2,398		118,054
Eaton	50,156	2,861,901	Chipotle Mexican Grill	620	[a]	440,206
Emerson Electric	8,050	384,146	McDonald’s	9,551		907,536
Fastenal	9,960	383,858	Starbucks	30,938		1,692,618
Flowserve	15,430	696,356	Starwood Hotels & Resorts Worldwide	1,895	[b]	135,436
Fluor	5,490	250,454	Wyndham Worldwide	5,080		388,518
General Dynamics	2,421	343,855	Wynn Resorts	1,155		86,683
General Electric	87,870	2,180,933	Yum! Brands	37,957		3,027,830
Honeywell International	29,341	2,912,681				6,796,881
Illinois Tool Works	22,220	1,878,257	Diversified Financials—4.2%
Ingersoll-Rand	7,570	418,545	American Express	4,839		371,248
Lockheed Martin	1,964	395,118	Ameriprise Financial	3,382		381,050

52

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Diversified Financials (continued)				Energy (continued)
Berkshire Hathaway, Cl. B	18,662	[a]	2,501,454	ONEOK	5,410		194,814
BlackRock	863		261,032	Phillips 66	8,533		674,704
Capital One Financial	47,478		3,691,414	Pioneer Natural Resources	585		71,990
Charles Schwab	12,266		372,641	Schlumberger	14,292		1,105,772
CME Group	5,075		479,283	Southwestern Energy	6,475	[a]	105,154
Discover Financial Services	5,797		311,473	Spectra Energy	7,787		226,368
Goldman Sachs Group	3,469		654,253	Tesoro	2,130		195,981
H&R Block	2,640		89,813	Transocean	22,560		321,029
Intercontinental Exchange	14,599		3,334,558	Valero Energy	47,258		2,804,290
Invesco	89,325		3,046,876	Williams	40,389		1,946,750
Legg Mason	6,695		296,789				20,741,225
McGraw-Hill Financial	2,118		205,425	Food & Staples Retailing—1.1%
Moody’s	720		73,663	Costco Wholesale	4,333		606,837
Morgan Stanley	9,425		324,691	CVS Health	14,204		1,454,490
State Street	8,606		618,944	Kroger	15,092		520,674
T. Rowe Price Group	571		41,043	Sysco	1,650		65,786
			17,055,650	Wal-Mart Stores	15,949		1,032,379
Energy—5.1%				Walgreens Boots Alliance	10,617		918,901
Anadarko Petroleum	33,731		2,414,465				4,599,067
Apache	3,152		142,596	Food, Beverage & Tobacco—3.8%
Baker Hughes	4,240		237,440	Altria Group	15,089		808,469
Cabot Oil & Gas	1,160		27,457	Archer-Daniels-Midland	7,790		350,472
Chesapeake Energy	18,695		146,008	Coca-Cola	28,145		1,106,661
Chevron	13,654		1,105,837	Constellation Brands, Cl. A	18,965		2,427,520
Columbia Pipeline Group	10,190		258,418	General Mills	6,450		366,102
ConocoPhillips	4,856		238,672	Hershey	1,576		141,084
CONSOL Energy	9,735		148,264	Kraft Heinz	6,351		461,464
Diamond Offshore Drilling	7,055		167,274	McCormick & Co	3,022		239,584
Ensco, Cl. A	15,110		273,642	Mead Johnson Nutrition	2,347		183,864
EOG Resources	15,217		1,191,643	Molson Coors Brewing, Cl. B	4,680		318,661
EQT	1,940		150,971	Mondelez International, Cl. A	24,915		1,055,399
Exxon Mobil	34,414		2,589,309	Monster Beverage	755	[a]	104,537
Halliburton	60,423		2,377,645	PepsiCo	46,391		4,311,116
Hess	3,680		218,776	Philip Morris International	41,079		3,278,104
Kinder Morgan	6,432		208,461	Reynolds American	3,409		285,504
Marathon Oil	4,792		82,854	Tyson Foods, Cl. A	1,390		58,769
Marathon Petroleum	9,366		443,105				15,497,310
Newfield Exploration	3,530	[a]	117,584	Health Care Equipment &
Noble Energy	51		1,704	Services—2.6%
Occidental Petroleum	7,564		552,248	Abbott Laboratories	12,063		546,333

The Funds 53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Health Care Equipment &				Insurance (continued)
Services (continued)				Chubb	711		85,896
Aetna	3,693		422,922	Cincinnati Financial	1,410		73,785
AmerisourceBergen	2,496		249,700	Hartford Financial Services Group	76,810		3,529,419
Anthem	2,774		391,273	Lincoln National	3,356		170,451
Baxter International	1,585		60,943	Marsh & McLennan	7,356		395,238
Becton Dickinson & Co	3,380		476,648	MetLife	14,502		726,550
Boston Scientific	21,064	[a]	352,611	Prudential Financial	1,376		111,043
C.R. Bard	6,044		1,171,267	Travelers	5,371		534,683
Cardinal Health	1,135		93,376				7,678,755
Cerner	700	[a]	43,232	Materials—1.9%
Cigna	2,998		422,088	Air Products & Chemicals	3,778		527,144
Express Scripts Holding	7,208	[a]	602,589	Dow Chemical	52,761		2,308,821
Humana	2,671		488,232	E.I. du Pont de Nemours & Co	9,011		464,066
Intuitive Surgical	1,215	[a]	620,804	Ecolab	6,975		761,252
Laboratory Corporation				FMC	7,850		332,134
of America Holdings	2,119	[a]	249,639	International Paper	1,354		58,412
McKesson	2,759		545,123	LyondellBasell Industries, Cl. A	3,425		292,426
Medtronic	8,775		634,345	Monsanto	8,606		840,376
ResMed	12,027		624,682	Nucor	1,070		46,320
St. Jude Medical	2,716		192,320	PPG Industries	5,672		540,485
Stryker	6,651		656,121	Praxair	4,712		498,294
Tenet Healthcare	2,170	[a]	106,829	Sherwin-Williams	1,290		329,995
UnitedHealth Group	12,269		1,419,523	Sigma-Aldrich	2,551		355,635
Varian Medical Systems	4,769	[a]	387,481	Vulcan Materials	4,154		388,897
			10,758,081				7,744,257
Household & Personal				Media—3.0%
Products—.8%
				CBS, Cl. B	2,424		109,662
Clorox	2,630		292,377
				Comcast, Cl. A	98,846		5,567,995
Colgate-Palmolive	16,953		1,064,818
				Discovery Communications, Cl. A	1,955	[a]	52,003
Estee Lauder, Cl. A	1,095		87,348
				Discovery Communications, Cl. C	1,070	[a]	27,135
Kimberly-Clark	4,350		463,406
				News Corp., Cl. A	1,201	[a]	16,370
Procter & Gamble	21,046		1,487,321
				Omnicom Group	820		54,924
			3,395,270
				Time Warner	43,692		3,106,501
Insurance—1.9%
				Time Warner Cable	3,688		686,042
ACE	739		75,496
				Twenty-First Century Fox, Cl. A	12,061		330,351
Aflac	1,080		63,288
				Viacom, Cl. B	1,308		53,327
Allstate	5,750		335,110
				Walt Disney	20,268		2,064,904
American International Group	16,360		987,162
							12,069,214
Aon	6,321		590,634

54

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)

Pharmaceuticals, Biotech &				Real Estate (continued)
Life Sciences—7.5%				Ventas	2,810	[b]	154,606
AbbVie	72,858		4,547,068	Weyerhaeuser	5,510	[b]	153,949
Agilent Technologies	2,010		72,983				3,935,510
Alexion Pharmaceuticals	1,150	[a]	198,019	Retailing—2.4%
Allergan	2,810	[a]	853,509	Amazon.com	3,944	[a]	2,022,838
Amgen	8,210		1,246,114	Bed Bath & Beyond	208	[a]	12,919
Baxalta	1,735		60,985	Dollar Tree	5,429	[a]	414,016
Biogen	3,975	[a]	1,181,768	eBay	2,742	[a]	74,336
Bristol-Myers Squibb	17,472		1,039,060	Genuine Parts	3,184		265,832
Celgene	39,156	[a]	4,623,540	Home Depot	15,671		1,825,045
Eli Lilly & Co	9,816		808,348	L Brands	2,529		212,183
Gilead Sciences	21,673		2,277,182	Lowe’s	12,612		872,372
Johnson & Johnson	61,416		5,771,876	Macy’s	7,099		416,072
Mallinckrodt	31,190	[a]	2,689,826	Netflix	3,234	[a]	372,007
Merck & Co	33,351		1,795,951	O’Reilly Automotive	1,734	[a]	416,281
Mettler-Toledo				Priceline Group	538	[a]	671,768
International	810	[a]	240,206	Ross Stores	4,588		223,069
Pfizer	65,538		2,111,634	Target	1,870		145,318
Regeneron				The TJX Companies	22,067		1,551,751
Pharmaceuticals	252	[a]	129,402
				Tractor Supply	3,316		282,888
Thermo Fisher Scientific	5,530		693,296
							9,778,695
			30,340,767
				Semiconductors & Semiconductor
Real Estate—1.0%				Equipment—1.5%
American Tower	2,360	[b]	217,568	Analog Devices	1,503		83,958
AvalonBay Communities	3,329	[b]	549,485	Applied Materials	11,620		186,908
Care Capital Properties	702	[a]	22,317	Avago Technologies	21,030		2,649,149
CBRE Group, Cl. A	7,400	[a]	236,948	Intel	51,877		1,480,570
Crown Castle				Lam Research	4,510		328,193
International	2,870	[b]	239,329
				Micron Technology	5,630	[a]	92,388
Equity Residential	7,217	[b]	514,211
				NVIDIA	20,885		469,495
General Growth Properties	10,720	[b]	272,074
				Texas Instruments	13,759		658,231
HCP	3,795	[b]	140,643
				Xilinx	1,834		76,826
Host Hotels & Resorts	11,268	[b]	199,782
							6,025,718
Iron Mountain	5,590	[b]	158,421
				Software & Services—8.4%
Kimco Realty	16,900	[b]	389,545
				Accenture, Cl. A	5,925		558,550
Macerich	1,470	[b]	111,985
				Adobe Systems	13,302	[a]	1,045,138
Plum Creek Timber	5,600	[b]	215,544
				Autodesk	6,095	[a]	284,941
Prologis	1,560	[b]	59,280
				Automatic Data Processing	11,562		893,974
Simon Property Group	1,672	[b]	299,823

The Funds 55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares	Value ($)
Software & Services (continued)				Technology Hardware &
Cognizant Technology				Equipment (continued)
Solutions, Cl. A	12,832	[a]	807,646	QUALCOMM	15,072	852,774
Facebook, Cl. A	62,285	[a]	5,570,148	SanDisk	3,190	174,046
Fiserv	4,612	[a]	393,265	Seagate Technology	5,890	302,746
Google, Cl. A	3,689	[a]	2,389,808	Toro	6,820	486,266
Google, Cl. C	3,700	[a]	2,287,525	Western Digital	2,160	177,034
International Business						15,421,216
Machines	6,317		934,221	Telecommunication Services—.9%
Intuit	2,117		181,533	AT&T	37,963	1,260,372
Jack Henry & Associates	7,750		526,690	Frontier Communications	73,075	370,490
MasterCard, Cl. A	16,293		1,504,984	TE Connectivity	6,405	379,752
Microsoft	89,248		3,884,073	Verizon Communications	35,760	1,645,318
Oracle	39,030		1,447,623			3,655,932
Paychex	18,844		841,573	Transportation—.9%
PayPal Holdings	2,742		95,970	CSX	13,358	365,742
salesforce.com	66,943	[a]	4,643,166	Delta Air Lines	3,995	174,901
ServiceNow	46,280	[a]	3,284,029	Expeditors International of Washington	9,840	481,865
Visa, Cl. A	22,120		1,577,156	FedEx	2,998	451,529
Western Union	4,157		76,655	Norfolk Southern	4,842	377,240
Xerox	27,960		284,353	Ryder System	1,665	136,480
Yahoo!	16,582	[a]	534,604	Southwest Airlines	11,105	407,553
			34,047,625	Union Pacific	7,746	664,142
Technology Hardware &				United Parcel Service, Cl. B	5,163	504,167
Equipment—3.8%						3,563,619
Amphenol, Cl. A	15,584		815,978	Utilities—1.1%
Apple	56,538		6,375,225	AGL Resources	1,550	94,534
Cisco Systems	67,422		1,744,881	American Electric Power	2,915	158,255
Corning	20,990		361,238	CenterPoint Energy	13,600	253,232
EMC	6,937		172,523	CMS Energy	10,336	338,814
Hewlett-Packard	21,518		603,795	Dominion Resources	4,433	309,202
Motorola Solutions	768		49,782	DTE Energy	660	51,520
Palo Alto Networks	20,125	[a]	3,304,928

56

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares	Value ($)	Other Investment—35.7%	Shares		Value ($)
Utilities (continued)			Registered Investment Company;
Duke Energy	2,761	195,783	BNY Mellon Income
Eversource Energy	9,415	444,765	Stock Fund, Cl. M	5,526,427	[c]	47,361,479
Exelon	10,980	337,745	Dreyfus Institutional Preferred
			Plus Money Market Fund	2,606,818	[d]	2,606,818
NextEra Energy	5,805	571,270
			Dreyfus Research
NiSource	10,190	171,090	Growth Fund, Cl. Y	3,353,112	[c]	46,775,919
NRG Energy	9,065	180,575	Dreyfus Strategic Value
Pinnacle West Capital	1,425	84,830	Fund, Cl. Y	1,247,714	[c]	48,136,817
SCANA	1,735	91,764	Total Other Investment
Sempra Energy	5,285	501,282	(cost $135,888,102)			144,881,033
Southern	1,463	63,509
			Total Investments
Xcel Energy	14,385	485,206	(cost $326,035,943)	99.9%		405,785,263
		4,333,376
			Cash and Receivables (Net)	.1%		305,870
Total Common Stocks
(cost $190,147,841)		260,904,230	Net Assets	100.0%		406,091,133

a	Non-income producing security.
b	Investment in real estate investment trust.
c	Investment in affiliated mutual fund.
[d]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	35.0	Consumer Services	1.7
Software & Services	8.4	Semiconductors & Semiconductor Equipment	1.5
Pharmaceuticals, Biotech & Life Sciences	7.5	Food & Staples Retailing	1.1
Capital Goods	5.6	Utilities	1.1
Energy	5.1	Real Estate	1.0
Diversified Financials	4.2	Automobiles & Components	.9
Food, Beverage & Tobacco	3.8	Telecommunication Services	.9
Technology Hardware & Equipment	3.8	Transportation	.9
Banks	3.1	Consumer Durables & Apparel	.8
Media	3.0	Household & Personal Products	.8
Health Care Equipment & Services	2.6	Money Market Investment	.7
Retailing	2.4	Commercial & Professional Services	.2
Insurance	1.9
Materials	1.9		99.9

† Based on net assets.
See notes to financial statements.

The Funds 57

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon Income Stock Fund
Common Stocks—95.1%	Shares	Value ($)		Shares	Value ($)
Automobiles & Components—.0%			Health Care Equipment &
General Motors	1	29	Services (continued)
Banks—14.5%			Medtronic	158,878	11,485,291
HSBC Holdings, ADR	269,163	10,677,696	UnitedHealth Group	102,281	11,833,912
JPMorgan Chase & Co.	843,178	54,047,710			34,914,748
PNC Financial Services Group	339,295	30,916,560	Insurance—7.8%
U.S. Bancorp	653,105	27,658,997	ACE	238,771	24,392,845
Wells Fargo & Co.	667,222	35,582,949	Aviva, ADR	772,053	11,495,869
		158,883,912	First American Financial	429,505	16,690,564
Capital Goods—7.0%			Prudential Financial	399,543	32,243,120
Honeywell International	126,563	12,563,909			84,822,398
Lockheed Martin	99,002	19,917,222	Materials—3.3%
Raytheon	170,664	17,503,300	CF Industries Holdings	190,431	10,926,931
United Technologies	293,186	26,858,769	Dow Chemical	253,446	11,090,797
		76,843,200	Martin Marietta Materials	85,612	14,365,694
Consumer Services—3.1%					36,383,422
Carnival	433,926	21,362,177	Media—4.8%
McDonald’s	125,893	11,962,353	Cinemark Holdings	616,132	21,903,493
		33,324,530	Omnicom Group	448,237	30,022,914
Energy—9.0%					51,926,407
Occidental Petroleum	806,641	58,892,859	Pharmaceuticals, Biotech &
Phillips 66	296,520	23,445,836	Life Sciences—9.7%
Schlumberger	201,587	15,596,786	AbbVie	223,021	13,918,741
		97,935,481	Eli Lilly & Co.	257,799	21,229,748
Food, Beverage &			Merck & Co.	525,893	28,319,338
Tobacco—13.5%			Pfizer	1,312,525	42,289,556
Coca-Cola Enterprises	208,301	10,725,418			105,757,383
ConAgra Foods	456,004	19,006,247	Real Estate—2.8%
Kellogg	464,108	30,761,078	Communications Sales & Leasing	1,511,611	30,383,381
Molson Coors Brewing, Cl. B	208,184	14,175,249	Retailing—.9%
PepsiCo	572,733	53,224,078	Kohl’s	192,291	9,812,610
Philip Morris International	252,166	20,122,847	Semiconductors & Semiconductor
		148,014,917	Equipment—3.1%
Health Care Equipment &			Microchip Technology	447,793	19,031,203
Services—3.2%			Texas Instruments	301,587	14,427,922
Cardinal Health	140,945	11,595,545			33,459,125

58

BNY Mellon Income Stock Fund (continued)
Common Stocks (continued)	Shares	Value ($)	Preferred Stocks—1.0%	Shares	Value (
Technology Hardware &			Utilities
Equipment—5.1%			Nextera Energy
Apple	126,182	14,228,282	(cost $11,066,797)	207,810	11,379,676
Cisco Systems	1,601,914	41,457,534
		55,685,816	Other Investment—3.2%
Telecommunication Services—5.7%			Registered
AT&T	1,406,843	46,707,188	Investment Company;
Vodafone Group, ADR	460,955	15,893,728	Dreyfus Institutional Preferred
		62,600,916	Plus Money Market Fund
Utilities—1.6%			(cost $35,029,870)	35,029,870 [a] 35,029,870
NRG Yield, Cl. A	150,659	2,369,866	Total Investments
NRG Yield, Cl. C	934,021	15,000,377	(cost $996,565,848)	99.3%	1,084,528,065
		17,370,243	Cash and Receivables (Net)	.7%	7,446,995
Total Common Stocks
(cost $950,469,181)		1,038,118,519	Net Assets	100.0%	1,091,975,060

ADR—American Depository Receipts
[a] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banks	14.5	Health Care Equipment & Services	3.2
Food, Beverage & Tobacco	13.5	Money Market Investment	3.2
Pharmaceuticals, Biotech & Life Sciences	9.7	Consumer Services	3.1
Energy	9.0	Semiconductors & Semiconductor Equipment	3.1
Insurance	7.8	Real Estate	2.8
Capital Goods	7.0	Utilities	2.6
Telecommunication Services	5.7	Retailing	.9
Technology Hardware & Equipment	5.1	Automobiles & Components	.0
Media	4.8
Materials	3.3		99.3

† Based on net assets.
See notes to financial statements.

The Funds 59

STATEMENT OF OPTIONS WRITTEN

August 31, 2015

	Number of
BNY Mellon Income Stock Fund	Contracts	Value ($)
Call Options:
Abbvie,
September 2015 @ $75	499	(4,990)
Conagra Foods,
September 2015 @ $46	1,328	(26,560)
UnitedHealth Group,
September 2015 @ $130	1,020	(10,200)
Total Options Written
(premiums received $175,722)		(41,750)

See notes to financial statements.

60

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon Mid Cap Multi-Strategy Fund
Common Stocks—98.4%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—1.2%				Capital Goods—9.8%
BorgWarner	21,180		924,295	A.O. Smith	81,970		5,287,885
Delphi Automotive	17,925		1,353,696	Acuity Brands	19,360		3,772,683
Gentex	523,810		8,119,055	AECOM	40,065	[a]	1,101,787
Goodyear Tire & Rubber	34,530		1,027,958	Allegion	150,383		8,964,331
Harley-Davidson	55,565		3,114,418	AMETEK	41,382		2,227,179
Lear	59,826		6,149,515	B/E Aerospace	17,250		840,937
Tenneco	44,449	[a]	2,091,325	Beacon Roofing Supply	49,725	[a]	1,802,531
Tesla Motors	8,990	[a,b]	2,239,049	Carlisle	148,232		14,926,962
Thor Industries	7,630		416,445	Chicago Bridge & Iron Co.	19,593	[b]	867,578
Visteon	7,915	[a]	788,809	Curtiss-Wright	29,637		1,947,447
			26,224,565	Donaldson	40,355		1,263,515
Banks—4.5%				Dover	18,485		1,145,146
BB&T	148,792		5,493,401	Fastenal	115,648	[b]	4,457,074
BOK Financial	16,060		1,016,277	Flowserve	6,460		291,540
CIT Group	27,035		1,174,400	Fluor	192,563		8,784,724
City National	12,125		1,064,332	Fortune Brands Home & Security	18,760		897,666
Comerica	22,125		973,500	Generac Holdings	52,202	[a,b]	1,614,086
Cullen/Frost Bankers	19,075		1,233,390	HD Supply Holdings	301,209	[a]	9,939,897
East West Bancorp	230,914		9,331,235	Hubbell, Cl. B	100,779		9,943,864
Fifth Third Bancorp	373,191		7,433,965	Huntington Ingalls Industries	44,920		5,057,094
First Horizon National	96,985		1,409,192	IDEX	75,716		5,438,680
First Niagara Financial Group	111,535		1,031,699	Ingersoll-Rand	294,047		16,257,859
First Republic Bank	119,678		7,217,780	KLX	10,525		411,528
Fulton Financial	60,985		741,578	L-3 Communications Holdings	13,845		1,460,232
Hudson City Bancorp	98,995		920,654	Lincoln Electric Holdings	11,710		686,792
Huntington Bancshares	455,308		4,967,410	Masco	255,067		6,690,407
KeyCorp	62,410		857,513	Middleby	53,012	[a]	5,754,453
M&T Bank	11,460		1,355,030	MRC Global	26,610	[a]	345,664
New York Community Bancorp	79,265		1,399,820	MSC Industrial Direct, Cl. A	12,845		869,478
People's United Financial	84,485		1,309,518	Nordson	121,229		8,064,153
Popular	24,420	[a]	716,971	Orbital ATK	5,270		398,992
Regions Financial	129,005		1,237,158	Owens Corning	20,755		919,239
Signature Bank	99,285	[a]	13,253,555	PACCAR	69,751		4,113,216
SunTrust Banks	332,406		13,419,230	Parker Hannifin	48,311	[b]	5,201,162
SVB Financial Group	82,014	[a]	10,258,311	Pentair	20,605		1,139,250
TCF Financial	56,070		870,206	Quanta Services	29,180	[a,b]	707,323
Webster Financial	298,066		10,545,575	Raytheon	20,632		2,116,018
Zions Bancorporation	58,105		1,685,045	Regal Beloit	169,912		11,328,033
			100,916,745	Rockwell Automation	15,259		1,706,414

The Funds 61

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Capital Goods (continued)				Consumer Durables &
Rockwell Collins	16,865		1,380,400	Apparel (continued)
Roper Technologies	36,667		5,943,354	D.R. Horton	38,970		1,183,519
Sensata Technologies Holding	134,753	[a]	6,387,292	DSW, Cl. A	85,154		2,528,222
Snap-on	70,534		11,269,217	Garmin	18,970		713,462
SPX	11,010		646,617	GoPro, Cl. A	10,390	[a,b]	484,070
Stanley Black & Decker	57,528		5,840,243	Hanesbrands	51,440		1,548,858
Terex	38,180		890,739	Harman International Industries	3,115		304,460
Textron	72,439		2,810,633	Hasbro	16,525		1,232,600
Timken	74,874		2,377,250	Jarden	166,250	[a]	8,535,275
TransDigm Group	8,200	[a]	1,884,606	Kate Spade & Company	441,361	[a]	8,368,205
Triumph Group	14,525	[b]	717,390	Leggett & Platt	22,895		1,016,996
United Rentals	16,405	[a]	1,137,359	Lennar, Cl. A	18,025	[b]	917,473
W.W. Grainger	4,718		1,054,190	Mattel	28,535	[b]	668,575
WABCO Holdings	32,307	[a]	3,725,643	Michael Kors Holdings	27,375	[a]	1,189,717
Wabtec	69,919		6,695,443	Mohawk Industries	4,205	[a]	828,259
WESCO International	51,433	[a,b]	2,878,705	Newell Rubbermaid	190,281		8,016,539
Xylem	200,919		6,519,822	NVR	667	[a]	1,013,807
			220,901,722	Polaris Industries	41,595	[b]	5,401,943
Commercial & Professional				PulteGroup	53,510		1,107,122
Services—2.3%				PVH	193,729		23,049,876
ADT	16,225		531,855	Toll Brothers	36,860	[a]	1,362,714
Avery Dennison	58,784		3,414,175	TopBuild	6,003		190,415
Cintas	21,775		1,850,657	Tupperware Brands	13,325	[b]	682,640
Copart	109,477	[a]	3,833,885	Under Armour, Cl. A	99,266	[a]	9,482,881
DeVry Education Group	24,120	[b]	630,979	VF	28,880		2,091,778
IHS, Cl. A	36,819	[a]	4,271,740	Whirlpool	8,340		1,401,954
ManpowerGroup	55,845		4,852,931				92,782,569
Pitney Bowes	33,025		654,225	Consumer Services—1.4%
R.R. Donnelley & Sons	58,440		917,508	ARAMARK	23,025		721,603
Republic Services	29,945		1,227,146	Brinker International	17,835		947,573
Robert Half International	157,329		8,028,499	Chipotle Mexican Grill	9,923	[a]	7,045,429
Stericycle	37,113	[a]	5,238,129	Darden Restaurants	22,030		1,498,260
Towers Watson & Co., Cl. A	63,032		7,483,789	Dunkin' Brands Group	16,655		835,415
Tyco International	17,910		649,954	Hilton Worldwide Holdings	25,765		639,745
Verisk Analytics, Cl. A	84,776	[a]	6,195,430	Houghton Mifflin Harcourt	1,408	[a]	31,793
Waste Connections	30,650		1,457,714	Hyatt Hotels, Cl. A	12,545	[a]	642,680
			51,238,616	Marriott International, Cl. A	18,675		1,319,576
Consumer Durables & Apparel—4.1%				MGM Resorts International	60,420	[a]	1,234,381
Brunswick	70,487		3,503,909	Panera Bread, Cl. A	65,237	[a]	11,631,757
Carter's	50,903		5,004,274	Royal Caribbean Cruises	17,770		1,566,603
Coach	31,505		953,026	Service Corporation International	34,275		1,016,254

62

BNY Mellon Mid Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Consumer Services (continued)				Energy (continued)
Starwood Hotels &				Cimarex Energy	18,089		1,999,015
Resorts Worldwide	19,095	[c]	1,364,720	Cobalt International Energy	30,615	[a]	245,226
Wyndham Worldwide	15,225		1,164,408	Columbia Pipeline Group	72,370		1,835,303
Wynn Resorts	1,720	[b]	129,086	Concho Resources	37,526	[a]	4,058,812
			31,789,283	Denbury Resources	118,765	[b]	515,440
Diversified Financials—10.2%				Diamondback Energy	70,809	[a]	4,835,547
Affiliated Managers Group	31,650	[a]	5,900,826	Energen	105,355		5,478,460
Ally Financial	199,211	[a]	4,354,752	Ensco, Cl. A	58,725		1,063,510
Ameriprise Financial	22,290		2,511,414	EQT	57,880		4,504,222
CBOE Holdings	127,757		8,081,908	FMC Technologies	5,125	[a]	178,248
Charles Schwab	71,803		2,181,375	Gulfport Energy	9,655	[a]	345,939
Discover Financial Services	240,640		12,929,587	Helmerich & Payne	26,555	[b]	1,567,011
Dun & Bradstreet	12,606		1,335,858	Hess	9,815		583,502
E*TRADE Financial	627,151	[a]	16,487,800	HollyFrontier	27,385		1,283,261
Equifax	127,883		12,519,746	Kosmos Energy	117,458	[a]	822,206
FNFV Group	88,363	[a]	1,278,613	Marathon Oil	98,880		1,709,635
H&R Block	165,326		5,624,390	Marathon Petroleum	78,015		3,690,890
Intercontinental Exchange	89,074		20,345,392	Murphy Oil	38,885		1,205,435
Invesco	300,090		10,236,070	Nabors Industries	27,585		318,331
Legg Mason	32,125		1,424,101	National Oilwell Varco	17,475		739,717
Leucadia National	853,607		18,318,406	Newfield Exploration	28,770	[a]	958,329
McGraw-Hill Financial	54,409		5,277,129	Noble Energy	37,660		1,258,221
Moody's	41,581		4,254,152	Oceaneering International	16,170		708,569
NASDAQ OMX Group	32,540		1,665,723	ONEOK	31,650		1,139,717
Navient	220,379		2,818,647	Parsley Energy, Cl. A	100,137	[a,b]	1,722,356
Northern Trust	24,245		1,693,271	Patterson-UTI Energy	45,365		738,542
NorthStar Asset Management	16,120		270,816	PBF Energy	15,100		451,792
Principal Financial Group	32,450		1,633,858	Pioneer Natural Resources	7,996		983,988
Raymond James Financial	500,467		26,519,746	QEP Resources	101,141		1,420,020
SEI Investments	74,883		3,787,582	Range Resources	38,597		1,490,616
SLM	1,930,188	[a]	16,367,994	Rice Energy	66,194	[a]	1,287,473
State Street	47,067		3,385,059	RSP Permian	54,412	[a,b]	1,302,623
T. Rowe Price Group	99,706		7,166,867	Seadrill	79,880	[b]	642,235
TD Ameritrade Holding	713,980		23,889,771	Southwestern Energy	17,395	[a]	282,495
Voya Financial	195,460		8,420,417	Targa Resources	5,170		341,530
			230,681,270	Tesoro	81,364		7,486,302
Energy—3.1%				Weatherford International	145,105	[a]	1,472,816
Cabot Oil & Gas	46,065		1,090,358	Western Refining	44,989		1,935,427
California Resources	96,695		375,177	Whiting Petroleum	3,960	[a]	76,547
Cameron International	40,190	[a]	2,683,084	World Fuel Services	12,900		498,585
Cheniere Energy	28,270	[a]	1,756,980				69,083,492

The Funds 63

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Exchange-Traded Funds—1.9%				Health Care Equipment &
iShares Russell Mid-Cap Growth ETF	231,659	[b]	21,409,925	Services (continued)
PowerShares QQQ Trust Series 1	138,695	[b]	14,467,275	C.R. Bard	30,646		5,938,888
Standard & Poor's Depository				Cardinal Health	97,222		7,998,454
Receipts S&P MidCap 400 ETF Trust	31,482	[b]	8,122,356	Centene	11,960	[a]	738,171
			43,999,556	Cerner	106,489	[a]	6,576,761
Food & Staples Retailing—.3%				Cigna	26,461		3,725,444
Kroger	112,120		3,868,140	Community Health Systems	14,798	[a]	794,653
Rite Aid	112,660	[a]	929,445	Cooper	86,962		14,124,368
Sysco	19,830		790,622	DaVita HealthCare Partners, Cl. I	40,112	[a]	3,034,072
Whole Foods Market	24,375		798,525	DENTSPLY International	20,700		1,084,887
			6,386,732	DexCom	7,355	[a]	692,400
Food, Beverage & Tobacco—2.4%				Edwards Lifesciences	9,715	[a]	1,368,649
Brown-Forman, Cl. B	17,515		1,718,222	HCA Holdings	19,930	[a]	1,726,337
Bunge	19,140		1,386,693	Health Net	15,005	[a]	961,220
Campbell Soup	16,265		780,557	Henry Schein	13,220	[a]	1,808,628
Coca-Cola Enterprises	83,248		4,286,439	Hill-Rom Holdings	11,425		603,697
ConAgra Foods	51,890		2,162,775	Hologic	27,950	[a]	1,084,740
Constellation Brands, Cl. A	58,318		7,464,704	Humana	14,435		2,638,574
Dr. Pepper Snapple Group	17,770		1,363,492	IDEXX Laboratories	35,586	[a]	2,543,331
Hain Celestial Group	74,994	[a]	4,564,135	IMS Health Holdings	301,519	[a]	9,006,373
Hershey	16,035		1,435,453	Intuitive Surgical	3,439	[a]	1,757,157
Ingredion	20,110		1,736,297	Laboratory Corporation of
J.M. Smucker	42,326		4,982,617	America Holdings	33,920	[a]	3,996,115
Keurig Green Mountain	11,200		633,920	MEDNAX	193,002	[a]	15,546,311
McCormick & Co.	25,710		2,038,289	Quest Diagnostics	20,900		1,417,020
Mead Johnson Nutrition	14,500		1,135,930	ResMed	19,620	[b]	1,019,063
Molson Coors Brewing, Cl. B	16,470		1,121,442	Sirona Dental Systems	56,117	[a]	5,352,439
Monster Beverage	15,695	[a]	2,173,130	St. Jude Medical	72,868		5,159,783
Pilgrim's Pride	18,420	[b]	386,360	STERIS	25,844	[b]	1,655,308
Tyson Foods, Cl. A	87,493	[b]	3,699,204	Tenet Healthcare	14,092	[a]	693,749
WhiteWave Foods	231,867	[a]	10,698,343	Universal Health Services, Cl. B	8,935		1,225,346
			53,768,002	Varian Medical Systems	59,331	[a]	4,820,644
Health Care Equipment &				Veeva Systems, Cl. A	13,500	[a,b]	349,650
Services—8.0%				Zimmer Biomet Holdings	65,245		6,756,772
Alere	15,450	[a]	802,936				180,434,714
Align Technology	242,655	[a]	13,734,273	Household & Personal
Allscripts Healthcare Solutions	42,170	[a]	580,681	Products—.5%
AmerisourceBergen	140,054		14,011,002	Church & Dwight	84,374		7,279,789
athenahealth	49,994	[a,b]	6,647,702	Clorox	9,230		1,026,099
Becton Dickinson & Co.	19,130		2,697,713	Edgewell Personal Care	7,260		639,316
Boston Scientific	1,094,211	[a]	18,317,092	Energizer Holdings	15,770		658,555
Brookdale Senior Living	271,492	[a]	7,444,311	Estee Lauder, Cl. A	30,625		2,442,956

64

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Household & Personal				Materials (continued)
Products (continued)				Cytec Industries	20,985		1,557,087
Herbalife	8,050	[a]	463,438	Eastman Chemical	17,900		1,297,034
			12,510,153	FMC	6,390		270,361
Insurance—4.1%				Freeport-McMoRan	44,260		470,926
Alleghany	8,857	[a]	4,160,930	Graphic Packaging Holding	546,920		7,711,572
Allstate	30,263		1,763,728	International Flavors & Fragrances	12,740		1,395,667
Aon	93,002		8,690,107	International Paper	92,479		3,989,544
Arthur J. Gallagher & Co.	32,245		1,409,751	Martin Marietta Materials	8,375		1,405,325
Assurant	20,175		1,500,011	Mosaic	35,670		1,456,406
Assured Guaranty	22,780		575,423	New Gold	293,000	[a]	673,900
Cincinnati Financial	22,105		1,156,755	Newmont Mining	579,746		9,896,264
Everest Re Group	9,840		1,729,970	Nucor	46,880		2,029,435
FNF Group	641,888		23,371,142	Owens-Illinois	47,150	[a]	983,078
Genworth Financial, Cl. A	110,410	[a]	571,924	Packaging Corporation of America	45,715		3,067,934
Hartford Financial				Platform Specialty Products	23,875	[a]	456,968
Services Group	53,315		2,449,824	PolyOne	46,084		1,496,347
Lincoln National	33,965		1,725,082	Reliance Steel & Aluminum	23,210		1,348,965
Loews	88,258		3,217,004	Royal Gold	16,340		786,281
Markel	1,324	[a]	1,090,645	Sealed Air	29,615		1,523,692
Marsh & McLennan	88,189		4,738,395	Sherwin-Williams	6,370		1,629,510
Old Republic International	90,165		1,416,492	Sigma-Aldrich	8,950		1,247,720
PartnerRe	7,730		1,069,909	Sonoco Products	30,875		1,214,005
Progressive	80,350		2,407,286	Steel Dynamics	60,650		1,181,462
Reinsurance Group of America	52,645		4,784,378	Valspar	233,306		17,101,330
StanCorp Financial Group	15,265		1,735,783	Vulcan Materials	16,935		1,585,455
Symetra Financial	89,433		2,814,457	W.R. Grace & Co.	11,035	[a]	1,091,803
Torchmark	59,421		3,473,752	WestRock	17,701		1,050,554
Unum Group	172,903		5,799,167	Yamana Gold	1,454,960		2,735,325
Validus Holdings	31,165		1,379,986				84,776,990
W.R. Berkley	74,714		4,055,476	Media—2.0%
XL Group	129,961		4,846,246	AMC Networks, Cl. A	11,045	[a]	799,437
			91,933,623	CBS, Cl. B	161,319		7,298,072
Materials—3.8%				Charter Communications, Cl. A	7,085	[a,b]	1,286,707
Airgas	13,634		1,315,954	Cinemark Holdings	24,465		869,731
Albemarle	12,250		553,822	Discovery Communications, Cl. A	22,600	[a]	601,160
Alcoa	116,805		1,103,807	Discovery Communications, Cl. C	22,600	[a]	573,136
Ashland	9,860		1,035,004	DISH Network, Cl. A	18,320	[a]	1,085,826
Ball	8,550		563,530	DreamWorks Animation SKG, Cl. A	24,890	[a,b]	496,307
Bemis	21,925		930,058	Gannett	17,877		234,367
Celanese, Ser. A	25,490		1,545,714	IMAX	332,630	[a]	10,427,951
CF Industries Holdings	23,925		1,372,816	Interpublic Group of Companies	72,620		1,371,066
Crown Holdings	115,036	[a]	5,702,335

The Funds 65

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Media (continued)				Pharmaceuticals, Biotech &
John Wiley & Sons, Cl. A	18,955		977,320	Life Sciences (continued)
Liberty Broadband, Cl. A	2,552	[a]	139,007	Waters	14,200	[a]	1,723,596
Liberty Broadband, Cl. C	9,535	[a]	510,409	Zoetis	44,570		1,999,856
Liberty Media, Cl. A	10,210	[a]	380,323				113,740,312
Liberty Media, Cl. C	30,335	[a]	1,098,734	Real Estate—5.9%
Liberty Ventures, Ser. A	13,066	[a]	519,112	American Assets Trust	41,094	[c]	1,582,941
Lions Gate Entertainment	217,939		7,996,182	American Capital Agency	70,515	[c]	1,348,952
Nielsen Holdings	42,650		1,929,059	American Homes 4 Rent, Cl. A	131,348	[c]	2,098,941
Omnicom Group	77,694		5,203,944	Annaly Capital Management	15,835	[c]	159,300
Starz, Cl. A	17,375	[a]	653,474	Apartment Investment &
TEGNA	35,435		842,999	Management, Cl. A	44,160	[c]	1,591,085
Tribune Media, Cl. A	9,975		398,402	AvalonBay Communities	12,985	[c]	2,143,304
			45,692,725	Boston Properties	72,357	[c]	8,203,837
Pharmaceuticals, Biotech &				Camden Property Trust	26,440	[c]	1,904,473
Life Sciences—5.0%				Care Capital Properties	7,241	[a]	230,191
AbbVie	10,815		674,964	CBRE Group, Cl. A	386,570	[a]	12,377,971
Agilent Technologies	159,569		5,793,950	Communications Sales & Leasing	13,165		264,616
Akorn	53,861	[a]	2,143,129	Corrections Corporation of America	20,044	[c]	588,893
Alkermes	154,877	[a]	9,224,474	Crown Castle International	28,730	[c]	2,395,795
Alnylam Pharmaceuticals	7,790	[a]	801,669	Digital Realty Trust	14,320	[b,c]	906,742
Bio-Techne	7,450		703,876	Douglas Emmett	73,950	[c]	2,043,239
BioMarin Pharmaceutical	14,700	[a]	1,899,828	Equinix	5,742		1,549,019
Bruker	79,880	[a]	1,468,194	Equity Commonwealth	53,895	[a,c]	1,384,563
Charles River Laboratories				Equity Lifestyle Properties	30,400	[c]	1,695,104
International	8,750	[a]	602,787	Equity Residential	82,093	[c]	5,849,126
Endo International	20,865	[a]	1,606,605	Essex Property Trust	26,371	[c]	5,659,744
Hospira	17,420	[a]	1,567,277	Extra Space Storage	59,870	[c]	4,399,248
ICON	161,926	[a]	12,468,302	Federal Realty Investment Trust	9,481	[c]	1,223,807
Illumina	37,599	[a]	7,429,938	Forest City Enterprises, Cl. A	50,300	[a]	1,082,959
Incyte	14,810	[a]	1,720,774	General Growth Properties	24,840	[c]	630,439
Intercept Pharmaceuticals	2,022	[a,b]	383,695	HCP	40,645	[c]	1,506,304
Jazz Pharmaceuticals	104,847	[a]	17,700,270	Health Care REIT	26,575	[c]	1,683,526
Mallinckrodt	89,209	[a]	7,693,384	Healthcare Trust of America, Cl. A	42,660		1,024,267
Medivation	10,645	[a]	937,399	Home Properties	22,830	[c]	1,694,214
Mettler-Toledo International	3,768	[a]	1,117,400	Hospitality Properties Trust	38,525	[c]	990,863
Mylan	8,620	[a]	427,466	Host Hotels & Resorts	105,409	[c]	1,868,902
Myriad Genetics	16,570	[a,b]	622,369	Iron Mountain	36,718	[c]	1,040,588
PAREXEL International	61,842	[a]	4,064,256	Kilroy Realty	35,414	[c]	2,296,952
Perrigo Company	38,188		6,987,258	Kimco Realty	250,499	[c]	5,774,002
QIAGEN	33,950	[a]	890,169	LaSalle Hotel Properties	50,181	[c]	1,578,694
United Therapeutics	4,475	[a]	674,025	Macerich	25,315	[c]	1,928,497
Vertex Pharmaceuticals	160,080	[a]	20,413,402	MFA Financial	149,325	[c]	1,061,701

66

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Real Estate (continued)				Retailing (continued)
NorthStar Realty Finance	65,505	[c]	920,345	O'Reilly Automotive	44,062	[a]	10,577,964
Omega Healthcare Investors	33,240	[c]	1,122,847	Office Depot	63,105	[a]	500,423
Plum Creek Timber	26,120	[c]	1,005,359	Restoration Hardware Holdings	75,391	[a,b]	6,972,160
Prologis	49,005	[c]	1,862,190	Ross Stores	28,870		1,403,659
Rayonier	33,189	[c]	763,347	Sally Beauty Holdings	33,135	[a]	866,149
Realogy Holdings	500,641	[a]	20,175,832	Signet Jewelers	10,902		1,504,476
Realty Income	29,970	[c]	1,339,359	Staples	805,812		11,450,589
Regency Centers	73,356	[c]	4,350,744	Tiffany & Co.	51,841		4,263,922
SL Green Realty	61,731	[c]	6,389,776	Tractor Supply	94,651		8,074,677
Spirit Realty Capital	128,495	[c]	1,233,552	TripAdvisor	13,495	[a]	943,301
Two Harbors Investment	113,270		1,071,534	Ulta Salon, Cosmetics & Fragrance	35,555	[a]	5,620,890
UDR	64,260	[c]	2,075,598	Williams-Sonoma	210,498		16,004,163
Ventas	28,965	[c]	1,593,654				135,633,343
Vornado Realty Trust	19,455	[c]	1,696,281	Semiconductors & Semiconductor
Weingarten Realty Investors	48,930	[c]	1,548,145	Equipment—2.3%
Weyerhaeuser	53,115	[c]	1,484,033	Altera	29,650		1,439,507
WP Carey	12,050		692,514	Analog Devices	31,490		1,759,031
			133,087,909	Applied Materials	107,735		1,732,917
Retailing—6.0%				Atmel	83,035		678,396
Advance Auto Parts	12,860		2,253,715	Avago Technologies	54,741		6,895,724
AutoZone	3,708	[a]	2,654,891	Broadcom, Cl. A	40,930		2,114,853
Bed Bath & Beyond	18,005	[a]	1,118,290	FEI	74,937		5,656,245
Best Buy	18,690		686,671	KLA-Tencor	14,680		735,615
Big Lots	13,740	[b]	659,383	Lam Research	21,200		1,542,724
CarMax	24,720	[a]	1,507,920	Linear Technology	31,690		1,276,473
Dollar General	35,865		2,671,584	Marvell Technology Group	31,830		358,724
Dollar Tree	14,734	[a]	1,123,615	Maxim Integrated Products	31,335		1,055,049
Expedia	66,545		7,652,010	Mellanox Technologies	240,898	[a]	9,741,915
Foot Locker	60,095		4,254,125	Microchip Technology	127,435	[b]	5,415,988
GameStop, Cl. A	17,230	[b]	731,930	Microsemi	84,123	[a]	2,671,746
Gap	13,755		451,302	NVIDIA	37,660		846,597
Genuine Parts	13,855		1,156,754	NXP Semiconductors	28,419	[a]	2,405,668
GNC Holdings, Cl. A	13,100		613,080	ON Semiconductor	130,071	[a]	1,242,828
Kohl's	19,355		987,686	Qorvo	3,960	[a]	219,820
L Brands	16,100		1,350,790	Skyworks Solutions	16,980		1,483,203
Liberty Interactive, Cl. A	363,451	[a]	9,827,715	United Microelectronics, ADR	1,097,598		1,789,085
LKQ	666,018	[a]	19,973,880	Xilinx	31,345		1,313,042
Macy's	66,603		3,903,602				52,375,150
Murphy USA	10,042	[a]	513,247	Software & Services—8.9%
Netflix	21,742	[a]	2,500,982	Activision Blizzard	341,556		9,778,748
Nordstrom	11,770		857,798	Akamai Technologies	234,577	[a]	16,727,686

The Funds 67

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Software & Services (continued)				Software & Services (continued)
Alliance Data Systems	21,316	[a]	5,482,262	Tableau Software, Cl. A	6,495	[a]	611,634
Amdocs	135,970		7,778,844	Total System Services	106,865		4,897,623
ANSYS	130,459	[a]	11,558,667	Twitter	62,415	[a]	1,734,513
Autodesk	29,900	[a]	1,397,825	Tyler Technologies	41,960	[a]	5,792,158
Broadridge Financial Solutions	69,776		3,683,475	Ultimate Software Group	16,555	[a]	2,916,825
CA	42,345		1,155,595	VeriFone Systems	2,905	[a]	90,752
CDK Global	10,565		523,390	VeriSign	21,375	[a,b]	1,473,593
Citrix Systems	16,340	[a]	1,112,917	Western Union	67,970		1,253,367
Cognizant				WEX	4,998	[a]	472,461
Technology Solutions, Cl. A	82,770	[a]	5,209,544	Workday, Cl. A	13,235	[a]	929,891
Computer Sciences	20,260		1,255,917	Xerox	131,790		1,340,304
CoreLogic	21,220	[a]	805,299	Yahoo!	51,687	[a]	1,666,389
CoStar Group	17,609	[a]	3,117,497				201,121,952
DST Systems	38,630		3,956,485	Technology Hardware &
Electronic Arts	46,965	[a]	3,106,735	Equipment—5.7%
Fidelity National				3D Systems	29,780	[a,b]	408,879
Information Services	237,248		16,384,347	Amphenol, Cl. A	271,765		14,229,615
FireEye	12,735	[a]	481,128	ARRIS Group	18,095	[a]	478,070
Fiserv	107,227	[a]	9,143,246	Arrow Electronics	62,497	[a]	3,494,832
FleetCor Technologies	7,105	[a]	1,059,782	Avnet	185,344		7,858,586
Fortinet	182,616	[a]	7,695,438	AVX	47,000		613,820
Gartner	58,248	[a]	4,980,786	Brocade
Global Payments	36,331		4,046,910	Communications Systems	95,708		1,019,290
HomeAway	301,922	[a]	8,662,142	EchoStar, Cl. A	18,195	[a]	811,497
IAC/InterActiveCorp	18,255		1,274,199	F5 Networks	10,325	[a]	1,253,558
Intuit	80,129		6,871,062	Flextronics International	159,224	[a]	1,673,444
Jack Henry & Associates	24,460		1,662,302	FLIR Systems	135,072		3,867,111
LinkedIn, Cl. A	11,656	[a]	2,105,074	Harris	53,371		4,099,960
Manhattan Associates	96,929	[a]	5,668,408	Infinera	363,016	[a,b]	7,921,009
NetEase, ADR	21,692		2,411,717	Ingram Micro, Cl. A	257,409		6,965,488
NetSuite	7,695	[a,b]	683,701	Jabil Circuit	165,927		3,210,687
Pandora Media	46,245	[a]	829,635	Juniper Networks	54,150		1,392,197
Paychex	23,305		1,040,801	Keysight Technologies	423,863		13,580,571
Rackspace Hosting	21,400	[a]	650,774	Lexmark International, Cl. A	20,900		626,582
Red Hat	82,906	[a]	5,986,642	Lumentum Holdings	141,123		2,785,768
ServiceNow	54,419	[a]	3,861,572	Motorola Solutions	74,972		4,859,685
SolarWinds	15,805	[a]	628,249	NCR	31,295	[a]	785,192
Solera Holdings	15,175		730,980	Palo Alto Networks	40,933	[a]	6,722,017
Splunk	16,510	[a]	1,023,125	SanDisk	25,160		1,372,730
SS&C Technologies Holdings	7,950		538,533	Seagate Technology	329,293	[b]	16,925,660
Symantec	82,130		1,682,844	Tech Data	9,120	[a]	594,989
Synopsys	238,401	[a]	11,188,159	Trimble Navigation	43,825	[a]	828,293

68

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Technology Hardware &				Utilities (continued)
Equipment (continued)				DTE Energy	20,060		1,565,884
Viavi Solutions	705,617	[a]	3,789,163	Edison International	125,937		7,364,796
Western Digital	185,539		15,206,776	Entergy	17,555		1,146,868
Zebra Technologies, Cl. A	15,545	[a]	1,288,370	Eversource Energy	48,730		2,302,005
			128,663,839	FirstEnergy	91,237		2,915,935
Telecommunication Services—.4%				Great Plains Energy	112,982		2,815,511
CenturyLink	70,275		1,900,236	ITC Holdings	194,167		6,349,261
Frontier Communications	126,480	[b]	641,254	National Fuel Gas	20,660	[b]	1,114,814
Level 3 Communications	33,237	[a]	1,486,691	NiSource	49,390		829,258
SBA Communications, Cl. A	14,315	[a]	1,692,033	NRG Energy	53,250		1,060,740
TE Connectivity	38,126		2,260,490	OGE Energy	36,320		1,018,413
Telephone & Data Systems	21,345		607,052	Pepco Holdings	60,380		1,387,532
Zayo Group Holdings	13,130	[b]	367,246	PG&E	40,674		2,016,617
			8,955,002	Pinnacle West Capital	30,660		1,825,190
Transportation—1.4%				PPL	44,130		1,367,589
Alaska Air Group	18,520		1,386,407	Public Service Enterprise
C.H. Robinson Worldwide	25,380		1,711,373	Group	32,575		1,311,144
Copa Holdings, Cl. A	4,090	[b]	209,694	Questar	52,590		1,015,513
Delta Air Lines	49,954		2,186,986	SCANA	36,085		1,908,536
Expeditors International of				Sempra Energy	21,360		2,025,996
Washington	27,280		1,335,902	SunEdison	31,775	[a,b]	330,460
Genesee & Wyoming, Cl. A	38,991	[a]	2,666,205	TerraForm Power, Cl. A	10,200	[a]	229,500
Hertz Global Holdings	62,645	[a]	1,154,547	Vectren	32,745		1,317,331
J.B. Hunt Transport Services	60,412		4,396,785	WEC Energy Group	20,550		979,208
Kansas City Southern	15,910		1,475,493	Westar Energy	65,632		2,398,850
Kirby	114,155	[a]	8,051,352	Xcel Energy	26,435		891,653
Landstar System	20,425		1,352,135				72,001,908
Macquarie Infrastructure	2,060		162,163	Total Common Stocks
Southwest Airlines	66,165		2,428,256	(cost $1,837,923,213)	2,220,343,066
Spirit Airlines	15,150	[a]	776,438
United Continential Holdings	41,235	[a]	2,349,158	Master Limited
			31,642,894	Partnership—.1%
Utilities—3.2%				Diversified Financials—.1%
AES	377,019		4,524,228	Blackstone Group LP
Alliant Energy	62,389		3,535,585	(cost $1,692,848)	78,930		2,703,352
Ameren	103,799		4,182,062
					Number of
American Electric Power	100,093		5,434,049
				Rights—.0%	Rights		Value ($)
American Water Works	30,960		1,608,062
				Food & Staples Retailing—.0%
Aqua America	38,885		986,124
				Safeway-Casa Ley	30,090	[a]	—
CenterPoint Energy	58,465		1,088,618
				Safeway-PDC	30,090	[a]	—
CMS Energy	64,300		2,107,754
							0
Consolidated Edison	16,640		1,046,822

The Funds 69

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)

	Number of			Investment of Cash Collateral
Rights (continued)	Rights		Value ($)	for Securities Loaned—4.0%	Shares	Value ($)

Health Care Equipment &				Registered
Services—.0%				Investment Company;
Community Health Systems	33,320	[a]	333	Dreyfus Institutional Cash
Total Rights				Advantage Fund
(cost $2,051)			333	(cost $90,518,383)	90,518,383 [d] 90,518,383

				Total Investments
Other Investment—2.8%	Shares		Value ($)	(cost $1,991,818,317)	105.3%	2,375,246,956

Registered Investment Company;				Liabilities, Less Cash
Dreyfus Institutional Preferred				and Receivables	(5.3%)	(118,733,963)
Plus Money Market Fund
				Net Assets	100.0%	2,256,512,993
(cost $61,681,822)	61,681,822	[d]	61,681,822

ADR—American Depository Receipts
ETF—Exchange-Traded Fund
LP—Limited Partnership
REIT—Real Estate Investment Trust
a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2015, the value of the fund's securities on loan was $116,147,261 and the value of the collateral held by the fund was
$119,182,896, consisting of cash collateral of $90,518,383 and U.S. Government & Agency securities valued at $28,664,513.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Diversified Financials	10.3	Energy	3.1
Capital Goods	9.8	Food, Beverage & Tobacco	2.4
Software & Services	8.9	Commercial & Professional Services	2.3
Health Care Equipment & Services	8.0	Semiconductors & Semiconductor Equipment	2.3
Money Market Investments	6.8	Media	2.0
Retailing	6.0	Exchange-Traded Funds	1.9
Real Estate	5.9	Consumer Services	1.4
Technology Hardware & Equipment	5.7	Transportation	1.4
Pharmaceuticals, Biotech & Life Sciences	5.0	Automobiles & Components	1.2
Banks	4.5	Household & Personal Products	.5
Consumer Durables & Apparel	4.1	Telecommunication Services	.4
Insurance	4.1	Food & Staples Retailing	.3
Materials	3.8
Utilities	3.2		105.3

† Based on net assets.
See notes to financial statements.

70

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon Small Cap Multi-Strategy Fund
Common Stocks—98.8%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—.6%				Capital Goods (continued)
Thor Industries	17,079		932,172	American Woodmark	26,683	[b]	1,768,549
Winnebago Industries	76,221		1,561,006	Apogee Enterprises	10,712		558,631
			2,493,178	Astec Industries	18,476		729,987
Banks—12.8%				Beacon Roofing Supply	83,668	[b]	3,032,965
Ameris Bancorp	79,248		2,161,093	Chart Industries	19,785	[b]	505,705
Bank of Hawaii	20,400	[a]	1,266,024	Comfort Systems USA	66,740		1,850,033
BofI Holding	16,546	[b]	1,916,689	EMCOR Group	43,552		2,007,312
Boston Private Financial Holdings	53,015		630,878	Encore Wire	24,736		803,178
Brookline Bancorp	60,645		639,805	FreightCar America	20,695		445,977
Bryn Mawr Bank	7,350		218,148	Generac Holdings	64,423	[b]	1,991,959
Capital Bank Financial, Cl. A	11,450	[b]	352,317	Granite Construction	22,408		773,076
Cardinal Financial	26,860		599,247	Great Lakes Dredge and Dock	30,439	[b]	168,936
Central Pacific Financial	26,730		554,380	Lindsay	11,043	[a]	841,808
CoBiz Financial	45,512		586,195	Milacron Holdings	56,040		1,114,636
Columbia Banking System	85,054		2,577,987	Mueller Industries	9,922		315,619
ConnectOne Bancorp	80,470		1,541,000	PGT	120,242	[b]	1,607,636
CVB Financial	99,511		1,617,054	Raven Industries	17,540		317,825
EverBank Financial	203,811		4,031,382	Simpson Manufacturing	108,384		3,783,685
FCB Financial Holdings, Cl. A	11,550		380,919	Thermon Group Holdings	143,007	[b]	3,272,000
First Horizon National	138,467		2,011,926	Trex	35,380	[b]	1,373,098
First Midwest Bancorp	50,634		893,184	Watsco	14,572		1,784,487
National Bank Holdings, Cl. A	76,320		1,539,374				32,084,993
Pinnacle Financial Partners	32,081		1,521,281	Commercial & Professional
PrivateBancorp	30,705		1,162,184	Services—8.9%
Prosperity Bancshares	12,200		630,374	ABM Industries	19,742		631,941
Seacoast Banking	34,173	[b]	531,732	Advisory Board	63,760	[b]	3,100,649
Simmons First National, Cl. A	19,556		857,922	CEB	27,594		1,976,282
South State	34,470		2,590,421	FTI Consulting	24,900	[b]	992,514
SVB Financial Group	48,490	[b]	6,065,129	Herman Miller	57,536		1,559,801
Synovus Financial	92,240		2,806,863	HNI	27,596		1,289,837
Talmer Bancorp, Cl. A	140,797		2,287,951	Huron Consulting Group	12,161	[b]	880,335
UMB Financial	22,562		1,131,033	Interface	161,497		3,914,687
United Community Banks	45,137		883,331	Kforce	42,628		1,142,004
Valley National Bancorp	126,309		1,194,883	Knoll	155,061		3,709,059
Washington Trust Bancorp	11,979		462,509	Korn/Ferry International	108,874		3,709,337
Webster Financial	47,027		1,663,815	McGrath RentCorp	22,843		585,923
WesBanco	25,020		770,366	Steelcase, Cl. A	261,148		4,604,039
Wintrust Financial	12,395		632,145	TrueBlue	236,130	[b]	5,667,120
			48,709,541				33,763,528
Capital Goods—8.4%				Consumer Durables & Apparel—3.9%
Aerovironment	30,297	[b]	728,643	Cavco Industries	7,737	[b]	553,582
Altra Industrial Motion	92,333		2,309,248	Deckers Outdoor	10,650	[b]	685,754

The Funds 71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Consumer Durables &				Exchange-Traded Funds—.4%
Apparel (continued)				iShares Russell 2000 ETF	12,838	[a]	1,478,681
Ethan Allen Interiors	29,443		875,929	Food & Staples Retailing—.8%
iRobot	20,230	[a,b]	592,739	Casey’s General Stores	19,813		2,097,404
Malibu Boats, Cl. A	83,879	[b]	1,448,590	Fresh Market	22,824	[a,b]	491,401
Oxford Industries	24,329		2,047,529	United Natural Foods	11,184	[b]	538,510
Standard Pacific	66,403	[b]	561,105				3,127,315
Steven Madden	47,238	[b]	1,930,145	Food, Beverage & Tobacco—.8%
TopBuild	7,230		229,336	Fresh Del Monte Produce	13,847		548,203
Universal Electronics	11,601	[b]	528,890	Snyder’s-Lance	42,378		1,431,105
Vera Bradley	30,365	[b]	328,549	WhiteWave Foods	22,172	[b]	1,023,016
WCI Communities	101,867	[b]	2,538,526				3,002,324
William Lyon Homes, Cl. A	30,500	[b]	691,130	Health Care Equipment &
Wolverine World Wide	64,251		1,731,564	Services—6.7%
			14,743,368	Air Methods	25,385	[a,b]	950,668
Consumer Services—2.0%				Align Technology	19,315	[b]	1,093,229
Belmond, Cl. A	69,682	[b]	792284	Computer Programs & Systems	5,086	[a]	234,058
Fogo De Chao	11,687		224,624	ConforMIS	52,644	[a]	842,304
2U	34,620	[a,b]	1,210,661	EndoChoice Holdings	44,271		748,180
Capella Education	7,673		374,059	Endologix	104,533	[b]	1,356,838
Cheesecake Factory	27,094		1,470,391	Globus Medical, Cl. A	105,770	[b]	2,582,903
Red Robin Gourmet Burgers	20,214	[b]	1,592,661	Greatbatch	8,117	[b]	461,208
Steiner Leisure	30,199	[b]	1,922,770	Hanger	26,061	[b]	467,274
			7,587,450	HealthStream	42,773	[b]	1,062,909
Diversified Financials—1.7%				HeartWare International	55,419	[b]	4,743,866
Cohen & Steers	10,760		322,585	Invacare	19,800		348,282
FNFV Group	49,710	[b]	719,304	LDR Holding	44,881	[b]	1,674,959
Piper Jaffray	14,656	[b]	613,500	LifePoint Health	17,752	[b]	1,386,964
Raymond James Financial	53,870		2,854,571	Medidata Solutions	32,375	[b]	1,554,648
SLM	236,800	[b]	2,008,064	Meridian Bioscience	32,090		613,882
			6,518,024	Natus Medical	7,429	[b]	302,212
Energy—1.7%				NxStage Medical	67,305	[b]	1,169,088
Energen	10,550		548,600	Omnicell	22,535	[b]	765,739
Geospace Technologies	24,173	[b]	428,104	WellCare Health Plans	33,946	[b]	3,077,884
Gulf Island Fabrication	16,697		210,883				25,437,095
Natural Gas Services Group	19,394	[b]	420,656	Household & Personal
Oil States International	30,180	[b]	856,207	Products—.4%
Patterson-UTI Energy	56,440		918,843	Inter Parfums	64,956		1,669,369
PDC Energy	1,880	[b]	105,618	Insurance—.7%
RPC	67,560	[a]	785,047	First American Financial	15,820		614,765
Synergy Resources	77,456	[b]	831,877	Primerica	33,409		1,419,548
Western Refining	35,844		1,542,009	Safety Insurance Group	10,812		568,495
			6,647,844				2,602,808

72

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Materials—3.2%				Pharmaceuticals, Biotech &
Calgon Carbon	28,110		457,069	Life Sciences (continued)
Carpenter Technology	14,973		583,947	TherapeuticsMD	686,140	[b]	4,206,038
Chemtura	60,303	[b]	1,640,242	Tokai Pharmaceuticals	138,631	[a]	1,637,232
Haynes International	11,125		425,198	ZS Pharma	37,704	[a,b]	1,928,937
Intrepid Potash	47,308	[b]	374,206				36,907,144
Louisiana-Pacific	51,055	[b]	839,344	Real Estate—4.1%
Minerals Technologies	12,481		671,353	American Assets Trust	20,605	[c]	793,705
New Gold	190,752	[b]	438,730	American Residential Properties	117,730	[c]	1,995,523
OMNOVA Solutions	223,570	[b]	1,406,255	Corporate Office Properties Trust	30,102	[c]	633,045
Royal Gold	10,241		492,797	CyrusOne	28,886	[c]	914,531
Stillwater Mining	71,748	[a,b]	685,193	Education Realty Trust	6,950		203,288
TimkenSteel	32,961		589,013	EPR Properties	20,034	[c]	1,019,530
Trinseo	73,776	[a,b]	2,149,833	Healthcare Trust of America, Cl. A	45,600		1,094,856
Yamana Gold	770,523		1,448,583	Kite Realty Group Trust	42,620		1,001,996
			12,201,763	Ladder Capital, Cl. A	130,871		2,038,970
Media—3.6%				Pebblebrook Hotel Trust	19,550	[c]	744,073
E.W. Scripps, Cl. A	70,222		1,230,289	Physicians Realty Trust	129,348	[c]	1,875,546
Entravision Communications, Cl. A	75,256		605,811	Realogy Holdings	64,147	[b]	2,585,124
IMAX	50,748	[b]	1,590,950	RLJ Lodging Trust	25,919	[c]	713,809
Lions Gate Entertainment	46,421		1,703,186				15,613,996
Media General	88,332	[b]	1,037,901	Retailing—5.0%
Morningstar	3,632		289,761	American Eagle Outfitters	210,262	[a]	3,578,659
New York Times, Cl. A	81,823		994,968	Children’s Place	14,009		839,419
Nexstar Broadcasting Group, Cl. A	46,882		2,179,075	Core-Mark Holding Company	28,531		1,714,998
Sinclair Broadcast Group, Cl. A	117,648		3,150,613	Express	53,080	[b]	1,082,832
Time	49,057		1,018,914	Finish Line, Cl. A	24,290		640,527
			13,801,468	Guess?	41,404	[a]	915,442
Pharmaceuticals, Biotech &				Haverty Furniture	17,415		402,461
Life Sciences—9.7%				Kirkland’s	93,219		2,080,648
ACADIA Pharmaceuticals	49,820	[a,b]	1,824,907	Office Depot	440,095	[b]	3,489,953
Cepheid	34,613	[b]	1,687,038	PEP Boys-Manny Moe & Jack	49,011	[b]	593,033
Emergent BioSolutions	136,027	[b]	4,528,339	Restoration Hardware Holdings	22,700	[a,b]	2,099,296
Flamel Technologies, ADR	118,856	[b]	2,632,660	Urban Outfitters	16,870	[b]	520,608
Foamix Parmaceuticals	169,141		1,718,473	Vitamin Shoppe	25,670	[b]	918,986
GW Pharmaceuticals, ADR	34,885	[b]	3,710,020	Zumiez	13,840	[b]	322,610
Ligand Pharmaceuticals	24,473	[a,b]	2,250,048				19,199,472
Paratek Pharmaceuticals	44,009		1,143,354	Semiconductors & Semiconductor
Pfenex	104,184	[b]	2,276,420	Equipment—5.2%
Retrophin	59,236	[b]	1,624,251	Applied Micro Circuits	288,267	[b]	1,686,362
Revance Therapeutics	124,571	[b]	3,769,518	Brooks Automation	63,167		655,673
Sangamo BioSciences	93,160	[b]	704,290	Inphi	95,726	[b]	2,272,535
Tetraphase Pharmaceuticals	29,155	[b]	1,265,619	Integrated Device Technology	81,932	[b]	1,555,889

The Funds 73

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Semiconductors & Semiconductor				Technology Hardware &
Equipment (continued)				Equipment (continued)
Lattice Semiconductor	46,754	[b]	195,432	Ciena	213,918	[b]	4,783,206
MaxLinear, Cl. A	183,051	[b]	1,821,357	DTS	10,135	[b]	268,882
Mellanox Technologies	91,441	[b]	3,697,874	Electronics For Imaging	18,780	[b]	822,001
Microsemi	73,661	[b]	2,339,473	FARO Technologies	12,322	[b]	478,710
MKS Instruments	21,734		732,436	FEI	20,818		1,571,343
Nanometrics	26,212	[b]	364,085	Infinera	80,982	[a,b]	1,767,027
Teradyne	54,948		991,262	Ixia	17,935	[b]	277,454
Veeco Instruments	145,959	[b]	3,367,274	Jabil Circuit	27,313		528,507
			19,679,652	Keysight Technologies	27,279		874,019
Software & Services—8.2%				Littelfuse	9,440		847,240
Acxiom	38,677	[b]	810,670	Lumentum Holdings	53,606	[b]	1,058,182
AVG Technologies	87,405	[b]	2,021,678	ScanSource	97,998	[b]	3,743,524
comScore	22,567	[b]	1,178,223	Tech Data	9,960	[b]	649,790
Constant Contact	18,406	[b]	455,733	Universal Display	80,311	[b]	2,958,657
CoreLogic	99,130	[b]	3,761,983	Viavi Solutions	268,030	[b]	1,439,321
CSG Systems International	27,114		838,094	Vishay Intertechnology	33,609		332,057
Dealertrack Technologies	27,536	[b]	1,728,159				25,138,211
Demandware	17,812	[b]	993,731	Transportation—1.8%
FleetMatics Group	26,631	[a,b]	1,192,004	ArcBest	15,630		451,394
HubSpot	33,424		1,580,621	Diana Shipping	220,595	[b]	1,500,046
Infoblox	202,881	[b]	3,903,430	Forward Air	36,590		1,647,282
LogMeIn	36,191	[b]	2,256,147	Marten Transport	25,372		469,636
Mentor Graphics	145,792		3,767,265	Motorcar Parts of America	60,510	[b]	1,929,664
Monotype Imaging Holdings	17,530		371,285	Scorpio Bulkers	529,287	[b]	868,031
Proofpoint	20,815	[a,b]	1,172,717				6,866,053
SS&C Technologies Holdings	26,790		1,814,755	Utilities—1.6%
Synchronoss Technologies	46,374	[b]	1,873,046	California Water
Tableau Software, Cl. A	9,094	[b]	856,382	Service Group	29,620		611,061
TiVo	57,927	[b]	527,136	Chesapeake Utilities	13,924		686,035
			31,103,059	Hawaiian Electric Industries	16,637		470,328
Technology Hardware &				MDU Resources Group	42,580		762,608
Equipment—6.6%				NorthWestern	20,904		1,079,483
Arrow Electronics	48,968	[b]	2,738,291	Piedmont Natural Gas	30,970	[a]	1,194,823

74

BNY Mellon Small Cap Multi-Strategy Fund (continued)
				Investment of Cash Collateral
Common Stocks (continued)	Shares		Value ($)	for Securities Loaned—3.1%	Shares	Value ($)
Utilities (continued)				Registered
Portland General Electric	36,495		1,260,537	Investment Company;
			6,064,875	Dreyfus Institutional Cash
Total Common Stocks				Advantage Fund
(cost $339,637,478)			376,441,211	(cost $12,009,038)	12,009,038 [d]	12,009,038
				Total Investments
Other Investment—1.1%				(cost $355,845,243)	103.0%	392,648,976
Registered Investment Company;				Liabilities, Less Cash
Dreyfus Institutional Preferred				and Receivables	(3.0%)	(11,475,835)
Plus Money Market Fund				Net Assets	100.0%	381,173,141
(cost $4,198,727)	4,198,727	[d]	4,198,727

ADR—American Depository Receipts
ETF—Exchange Traded Funds

a Security, or portion thereof, on loan.At August 31, 2015, the value of the fund’s securities on loan was $26,565,872 and the value of the collateral held by the fund was
$27,588,644, consisting of cash collateral of $12,009,038 and U.S. Government and Agency securities valued at $15,579,606.
b Non-income producing security.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banks	12.8	Materials	3.2
Pharmaceuticals, Biotech & Life Sciences	9.7	Consumer Services	2.0
Commercial & Professional Services	8.9	Transportation	1.8
Capital Goods	8.4	Diversified Financials	1.7
Software & Services	8.2	Energy	1.7
Health Care Equipment & Services	6.7	Utilities	1.6
Technology Hardware & Equipment	6.6	Food & Staples Retailing	.8
Semiconductors & Semiconductor Equipment	5.2	Food, Beverage & Tobacco	.8
Retailing	5.0	Insurance	.7
Money Market Investments	4.2	Automobiles & Components	.6
Real Estate	4.1	Exchange-Traded Funds	.4
Consumer Durables & Apparel	3.9	Household & Personal Products	.4
Media	3.6		103.0

† Based on net assets.
See notes to financial statements.

The Funds 75

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon Focused Equity Opportunities Fund
Common Stocks—99.4%	Shares	Value ($)		Shares		Value ($)
Automobiles & Components—3.0%			Food, Beverage & Tobacco (continued)
Harley-Davidson	305,320	17,113,186	PepsiCo	205,580		19,104,549
Banks—3.5%			Philip Morris International	217,100		17,324,580
Bank of America	1,234,740	20,175,652				49,382,729
Capital Goods—9.7%			Insurance—3.8%
3M	96,800	13,759,152	Hartford Financial Services Group	474,600		21,807,870
Eaton	277,030	15,807,332	Materials—2.2%
Honeywell International	142,600	14,155,902	Dow Chemical	281,400		12,314,064
Illinois Tool Works	133,440	11,279,683	Media—8.0%
		55,002,069	Comcast, Cl. A	504,830		28,437,074
Consumer Services—3.3%			Time Warner	243,655		17,323,870
Yum! Brands	237,940	18,980,474				45,760,944
Diversified Financials—10.3%			Pharmaceuticals, Biotech &
Capital One Financial	265,700	20,658,175	Life Sciences—15.3%
Intercontinental Exchange	88,810	20,285,092	AbbVie	407,300		25,419,593
Invesco	516,370	17,613,381	Celgene	189,420	[a]	22,366,714
		58,556,648	Johnson & Johnson	210,540		19,786,549
Energy—9.6%			Mallinckrodt	227,380	[a]	19,609,251
Anadarko Petroleum	231,120	16,543,570				87,182,107
Halliburton	321,195	12,639,023	Semiconductors & Semiconductor
Valero Energy	264,390	15,688,903	Equipment—3.2%
Williams	203,630	9,814,966	Avago Technologies	146,920		18,507,512
		54,686,462	Software & Services—14.5%
Food, Beverage & Tobacco—8.7%			Facebook, Cl. A	346,080	[a]	30,949,934
Constellation Brands, Cl. A	101,200	12,953,600	salesforce.com	397,080	[a]	27,541,469

76

BNY Mellon Focused Equity Opportunities Fund (continued)

Common Stocks (continued)	Shares		Value ($)	Other Investment—.1%	Shares	Value ($)
Software & Services (continued)				Registered Investment Company;
ServiceNow	344,400	[a]	24,438,624	Dreyfus Institutional Preferred
			82,930,027	Plus Money Market Fund
Technology Hardware &				(cost $299,952)	299,952 [b]	299,952
Equipment—4.3%				Total Investments (cost $502,930,359)	99.5%	567,083,082
Palo Alto Networks	148,480	[a]	24,383,386
				Cash and Receivables (Net)	.5%	2,908,374
Total Common Stocks
(cost $502,630,407)			566,783,130	Net Assets	100.0%	569,991,456

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Pharmaceuticals, Biotech & Life Sciences	15.3	Insurance	3.8
Software & Services	14.5	Banks	3.5
Diversified Financials	10.3	Consumer Services	3.3
Capital Goods	9.7	Semiconductors & Semiconductor Equipment	3.2
Energy	9.6	Automobiles & Components	3.0
Food, Beverage & Tobacco	8.7	Materials	2.2
Media	8.0	Money Market Investment	.1
Technology Hardware & Equipment	4.3		99.5

† Based on net assets.
See notes to financial statements.

The Funds 77

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon Small/Mid Cap Multi-Strategy Fund
Common Stocks—98.2%	Shares		Value ($)		Shares		Value ($)
Automobiles & Components—.5%				Capital Goods (continued)
Gentex	46,230		716,565	Milacron Holdings	30,059	[a]	597,874
Motorcar Parts of America	32,420	[a]	1,033,874	Nordson	10,204		678,770
			1,750,439	PGT	64,500	[a]	862,365
Banks—9.1%				Regal Beloit	22,936		1,529,143
Bank of Hawaii	13,224	[b]	820,681	Sensata Technologies Holding	13,158	[a]	623,689
Boston Private Financial Holdings	33,866		403,005	Snap-on	12,207		1,950,312
Columbia Banking System	52,108		1,579,393	Timken	7,554		239,840
ConnectOne Bancorp	43,170		826,706	Universal Display	70,850	[a]	2,610,114
CVB Financial	51,824		842,140	Xylem	47,261		1,533,619
EverBank Financial	178,991		3,540,442				27,636,332
First American Financial	22,579		877,420	Commercial & Professional
First Horizon National	56,580	[b]	822,107	Services—5.6%
First Republic Bank	66,266		3,996,502	Advisory Board	35,925	[a]	1,747,033
National Bank Holdings, Cl. A	41,267		832,355	CEB	14,800		1,059,976
Pinnacle Financial Partners	32,740		1,552,531	Clean Harbors	46,660	[a]	2,291,939
PrivateBancorp	16,378		619,907	Herman Miller	67,792		1,837,841
SVB Financial Group	51,128	[a]	6,395,090	Huron Consulting Group	10,388	[a]	751,987
Synovus Financial	95,472		2,905,213	Interface	77,976		1,890,138
Talmer Bancorp, Cl. A	83,703		1,360,174	Kforce	22,857		612,339
Webster Financial	100,538		3,557,034	Knoll	43,200		1,033,344
			30,930,700	Steelcase, Cl. A	192,166		3,387,887
Capital Goods—8.1%				Steiner Leisure	16,776	[a]	1,068,128
A.O. Smith	8,004		516,338	Towers Watson & Co., Cl. A	11,009		1,307,099
AGCO	12,880	[b]	631,635	TrueBlue	90,481	[a]	2,171,544
Allegion	12,534		747,152				19,159,255
Altra Industrial Motion	35,507		888,030	Consumer Durables & Apparel—2.8%
American Woodmark	10,707	[a]	709,660	Inter Parfums	34,691		891,559
Beacon Roofing Supply	49,598	[a]	1,797,928	Jarden	14,530	[a]	745,970
Carlisle	38,671		3,894,170	Kate Spade & Company	39,947	[a]	757,395
Chart Industries	11,629	[a]	297,237	Oxford Industries	7,955		669,493
CLARCOR	6,327		356,653	PVH	19,106		2,273,232
Comfort Systems USA	23,160		641,995	Steven Madden	25,337	[a]	1,035,270
EMCOR Group	13,523		623,275	TiVo	63,448	[a]	577,377
Equifax	5,705		558,519	Toll Brothers	18,288	[a]	676,107
Fluor	37,980		1,732,648	Watsco	7,790		953,963
HD Supply Holdings	40,356	[a]	1,331,748	Wolverine World Wide	34,465		928,832
Hubbell, Cl. B	23,144		2,283,618				9,509,198

78

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Consumer Services—3.7%				Food & Staples Retailing
Cheesecake Factory	49,134		2,666,502	(continued)
Grand Canyon Education	60,213	[a]	2,225,472	United Natural Foods	5,342	[a]	257,217
Hyatt Hotels, Cl. A	9,509	[a]	487,146				1,171,791
Malibu Boats, Cl. A	45,002	[a]	777,185	Food, Beverage & Tobacco—.7%
Panera Bread, Cl. A	4,739	[a,b]	844,964	Snyder’s-Lance	22,627		764,114
Red Robin Gourmet Burgers	10,843	[a]	854,320	WhiteWave Foods	32,535	[a]	1,501,165
Restoration Hardware Holdings	19,537	[a,b]	1,806,782				2,265,279
Service Corporation International	96,949		2,874,538	Health Care Equipment &
			12,536,909	Services—9.7%
Diversified Financials—7.6%				Air Methods	58,920	[a,b]	2,206,554
CBOE Holdings	12,475		789,169	Align Technology	27,988	[a]	1,584,121
E*TRADE Financial	220,045	[a]	5,784,983	AmerisourceBergen	10,782		1,078,631
FNF Group	121,768		4,433,573	Boston Scientific	72,847	[a]	1,219,459
FNFV Group	85,578	[a]	1,238,314	Brookdale Senior Living	26,510	[a]	726,904
Intercontinental Exchange	3,188		728,171	Cepheid	18,538	[a]	903,542
Invesco	41,122		1,402,671	ConforMIS	28,060	[b]	448,960
Leucadia National	182,533		3,917,158	Cooper	5,215		847,020
Raymond James Financial	82,519		4,372,682	EndoChoice Holdings	23,777		401,831
SLM	272,033	[a]	2,306,840	Endologix	56,064	[a]	727,711
T. Rowe Price Group	7,286		523,718	Globus Medical, Cl. A	77,907	[a]	1,902,489
TD Ameritrade Holding	13,617		455,625	Hanger	11,507	[a]	206,321
			25,952,904	HealthSouth	59,438		2,538,003
Energy—2.4%				HeartWare International	47,340	[a]	4,052,304
Dril-Quip	33,546	[a]	2,312,661	IMS Health Holdings	29,590	[a]	883,853
Energen	14,790		769,080	LDR Holding	23,939	[a]	893,403
Generac Holdings	44,429	[a]	1,373,745	LifePoint Health	9,471	[a]	739,969
Oceaneering International	14,046		615,496	Mallinckrodt	7,803	[a]	672,931
Oil States International	19,319	[a]	548,080	Medidata Solutions	17,276	[a]	829,594
RPC	172,457	[b]	2,003,950	MEDNAX	75,155	[a]	6,053,735
Tesoro	6,595		606,806	NxStage Medical	35,900	[a]	623,583
			8,229,818	Universal Health Services, Cl. B	13,950		1,913,103
Exchange-Traded Funds—.7%				WellCare Health Plans	17,170	[a]	1,556,804
iShares Russell 2000 Value ETF	1,908		178,780				33,010,825
iShares Russell Mid-Cap Growth ETF	22,190	[b]	2,050,800	Insurance—.2%
			2,229,580	Fidelity & Guaranty Life	24,401		601,729
Food & Staples Retailing—.3%				Primerica	2,652		112,683
Core-Mark Holding Company	15,215		914,574				714,412

The Funds 79

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Materials—3.0%				Pharmaceuticals, Biotech &
Chemtura	36,977	[a]	1,005,774	Life Sciences (continued)
Minerals Technologies	6,694		360,070	Tokai Pharmaceuticals	74,093	[b]	875,038
New Gold	186,488	[a]	428,922	Vertex Pharmaceuticals	7,515	[a]	958,313
Newmont Mining	84,114		1,435,826	ZS Pharma	20,229	[a]	1,034,916
Royal Gold	10,273		494,337				19,560,899
Stillwater Mining	19,984	[a,b]	190,847	Real Estate—4.2%
TimkenSteel	17,540		313,440	Alexandria Real Estate Equities	14,102	[c]	1,212,631
Trex	18,967	[a]	736,109	American Residential Properties	48,356	[c]	819,634
Valspar	49,554		3,632,308	CBRE Group, Cl. A	33,739	[a]	1,080,323
Yamana Gold	834,291		1,568,467	Corporate Office Properties Trust	22,041	[c]	463,522
			10,166,100	Corrections Corporation of America	19,343	[c]	568,297
Media—2.2%				CyrusOne	18,370	[c]	581,594
E.W. Scripps, Cl. A	32,639		571,835	EPR Properties	44,519	[c]	2,265,572
HomeAway	29,630	[a]	850,085	Extra Space Storage	2,271	[c]	166,873
Houghton Mifflin Harcourt	893	[a]	20,164	Healthcare Trust of America, Cl. A	45,712		1,097,545
Lions Gate Entertainment	46,874		1,719,807	Kite Realty Group Trust	20,094		472,410
Media General	69,442	[a]	815,943	Physicians Realty Trust	53,942	[c]	782,159
New York Times, Cl. A	53,652		652,408	Realogy Holdings	123,250	[a]	4,966,975
Sinclair Broadcast Group, Cl. A	108,159		2,896,498				14,477,535
			7,526,740	Retailing—6.6%
Pharmaceuticals, Biotech &				American Eagle Outfitters	214,425	[b]	3,649,513
Life Sciences—5.7%				Casey’s General Stores	32,813		3,473,584
ACADIA Pharmaceuticals	26,573	[a,b]	973,369	Dick’s Sporting Goods	47,889		2,400,676
Akorn	31,951	[a]	1,271,330	Guess?	22,146	[b]	489,648
Alkermes	13,500	[a]	804,060	Kirkland’s	49,699		1,109,282
Foamix Parmaceuticals	90,399		918,454	Liberty Interactive, Cl. A	30,578	[a]	826,829
GW Pharmaceuticals, ADR	33,464	[a]	3,558,896	LKQ	131,364	[a]	3,939,606
Horizon Pharma	15,172	[a]	443,326	Staples	136,586		1,940,887
ICON	9,770	[a]	752,290	Ulta Salon Cosmetics & Fragrance	2,633	[a]	416,251
Jazz Pharmaceuticals	5,231	[a]	883,097	Urban Outfitters	73,236	[a]	2,260,063
Keysight Technologies	78,177		2,504,791	Vitamin Shoppe	10,033	[a]	359,181
Ligand Pharmaceuticals	13,079	[a,b]	1,202,483	Williams-Sonoma	21,153		1,608,263
Paratek Pharmaceuticals	23,611		613,414				22,473,783
Pfenex	55,873	[a]	1,220,825	Semiconductors & Semiconductor
Retrophin	31,775	[a]	871,271	Equipment—3.5%
Tetraphase Pharmaceuticals	15,550	[a]	675,026	First Solar	9,293	[a]	444,577

80

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Semiconductors & Semiconductor				Software & Services
Equipment (continued)				(continued)
Inphi	40,762	[a]	967,690	PTC	14,644	[a]	485,009
Integrated Device Technology	43,960	[a]	834,800	SS&C Technologies Holdings	14,378		973,966
MaxLinear, Cl. A	97,681	[a]	971,926	Synchronoss Technologies	24,160	[a]	975,822
Mellanox Technologies	72,304	[a]	2,923,974	Synopsys	76,253	[a]	3,578,553
Microchip Technology	10,004	[b]	425,170	VeriFone Systems	20,381	[a]	636,702
Microsemi	41,664	[a]	1,323,249				35,009,696
Teradyne	36,857		664,900	Technology Hardware &
United Microelectronics, ADR	667,793		1,088,503	Equipment—7.9%
Veeco Instruments	101,568	[a]	2,343,174	Amphenol, Cl. A	13,816		723,406
			11,987,963	Arrow Electronics	20,801	[a]	1,163,192
Software & Services—10.2%				Avnet	16,028		679,587
2U	18,502	[a]	647,015	Ciena	163,440	[a]	3,654,518
Acxiom	25,951	[a]	543,933	Electronics For Imaging	12,907	[a]	564,939
Akamai Technologies	10,938	[a]	779,989	FEI	31,400		2,370,072
Amdocs	47,265		2,704,031	FLIR Systems	90,782		2,599,089
ANSYS	6,148	[a]	544,713	IMAX	59,876	[a]	1,877,113
athenahealth	4,906	[a,b]	652,351	Infinera	78,821	[a,b]	1,719,874
AVG Technologies	46,845	[a]	1,083,525	Ingram Micro, Cl. A	82,546		2,233,695
comScore	12,031	[a]	628,139	IPG Photonics	26,801	[a,b]	2,262,540
CoreLogic	163,908	[a]	6,220,309	Lumentum Holdings	47,011		927,997
Demandware	9,549	[a]	532,739	National Instruments	82,139		2,399,280
Fidelity National				ScanSource	65,274	[a]	2,493,467
Information Services	13,098		904,548	Viavi Solutions	235,057	[a]	1,262,256
FleetMatics Group	14,288	[a,b]	639,531				26,931,025
Fortinet	48,781	[a]	2,055,631	Transportation—2.4%
HealthStream	22,927	[a]	569,736	Alaska Air Group	13,332		998,034
HubSpot	17,864		844,789	Forward Air	19,527		879,106
Infoblox	143,179	[a]	2,754,764	Kirby	57,952	[a]	4,087,355
Jack Henry & Associates	27,610		1,876,376	Ryder System	28,864		2,365,982
LogMeIn	19,295	[a]	1,202,850				8,330,477
Mentor Graphics	53,725		1,388,254	Utilities—1.1%
Monotype Imaging Holdings	9,212		195,110	CMS Energy	20,336		666,614
NICE Systems, ADR	8,227		506,454	ITC Holdings	44,890		1,467,903
Palo Alto Networks	2,799	[a]	459,652	NiSource	40,298		676,603
Proofpoint	11,097	[a,b]	625,205	Portland General Electric	14,485		500,312

The Funds 81

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
				Investment of Cash Collateral
Common Stocks (continued)	Shares		Value ($)	for Securities Loaned—2.1%	Shares	Value ($)
Utilities (continued)				Registered
UGI	12,073		411,448	Investment Company;
			3,722,880	Dreyfus Institutional Cash
Total Common Stocks				Advantage Fund
(cost $315,717,658)			335,284,540	(cost $7,296,640)	7,296,640 [d]	7,296,640
				Total Investments
Other Investment—2.2%				(cost $330,625,253)	102.6%	350,192,135
Registered Investment Company;				Liabilities, Less Cash
Dreyfus Institutional Preferred				and Receivables	(2.6%)	(8,819,821)
Plus Money Market Fund				Net Assets	100.0%	341,372,314
(cost $7,610,955)	7,610,955	[d]	7,610,955

ADR—American Depository Receipts
ETF—Exchange-Traded Fund

a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2015, the value of the fund’s securities on loan was $21,737,717 and the value of the collateral held by the fund was
$22,661,974, consisting of cash collateral of $7,296,640 and U.S. Government & Agency securities valued at $15,365,334.
c Investment in real estate investment trust.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Software & Services	10.2	Materials	3.0
Health Care Equipment & Services	9.7	Consumer Durables & Apparel	2.8
Banks	9.1	Energy	2.4
Capital Goods	8.1	Transportation	2.4
Technology Hardware & Equipment	7.9	Media	2.2
Diversified Financials	7.6	Utilities	1.1
Retailing	6.6	Exchange-Traded Funds	.7
Pharmaceuticals, Biotech & Life Sciences	5.7	Food, Beverage & Tobacco	.7
Commercial & Professional Services	5.6	Automobiles & Components	.5
Money Market Investments	4.4	Food & Staples Retailing	.3
Real Estate	4.2	Insurance	.2
Consumer Services	3.7
Semiconductors & Semiconductor Equipment	3.5		102.6

† Based on net assets.
See notes to financial statements.

82

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon International Fund
Common Stocks—98.5%	Shares		Value ($)		Shares		Value ($)
Australia—4.0%				Hong Kong—1.1%
ASX	163,047		4,556,171	AIA Group	2,004,200		11,040,514
Dexus Property Group	2,008,246		10,480,985	Ireland—1.8%
Goodman Group	1,329,095		5,743,398	Bank of Ireland	20,387,791	[a]	8,112,610
Lend Lease Group	740,005		7,302,653	Smurfit Kappa Group	355,009		10,478,809
Woodside Petroleum	529,314		12,265,296				18,591,419
			40,348,503	Israel—3.1%
Belgium—1.0%				Bezeq The Israeli
bpost	176,267		4,286,209	Telecommunication	4,801,957		8,624,036
Solvay	46,981		5,505,917	Teva Pharmaceutical
			9,792,126	Industries, ADR	350,878		22,600,052
Brazil—.6%							31,224,088
Aperam	189,709	[a]	6,392,963	Italy—4.0%
France—10.7%				Assicurazioni Generali	584,376		10,654,325
Airbus Group	136,711		8,847,028	Banco Popolare	383,059	[a]	6,576,855
Atos	96,901		7,326,536	Enel	2,370,861		10,628,001
AXA	567,708		14,300,483	Prysmian	225,981		4,811,224
Cap Gemini	112,623		10,073,138	Telecom Italia	7,082,288	[a]	8,612,256
Carrefour	395,330		12,798,012				41,282,661
Safran	127,496		9,908,933	Japan—23.1%
Sanofi	202,407		19,903,663	Aisin Seiki	390,300		14,042,071
Societe Generale	334,360		16,197,532	Chubu Electric Power	529,800		8,181,436
Thales	144,297		9,926,104	East Japan Railway	66,400		6,116,922
			109,281,429	Fujitsu	2,078,000		10,277,129
Germany—6.9%				Hitachi Chemical	280,400		4,292,662
Commerzbank	1,708,343	[a]	19,159,758	Japan Airlines	284,900		10,099,690
Continental	60,436		12,851,548	Japan Tobacco	215,200		7,656,616
Evonik Industries	213,529		7,956,294	Kaken Pharmaceutical	111,000		5,229,118
Infineon Technologies	1,050,963		11,502,505	KDDI	622,000		15,435,464
Muenchener Rueckversicherungs-				Mitsubishi Electric	1,214,000		12,066,274
Gesellschaft AG in Muenchen	41,464		7,623,419	Nintendo	69,000		14,185,546
ProSiebenSat.1 Media SE	228,008		11,107,522	Nippon Shokubai	372,000		5,717,799
			70,201,046	Nitto Denko	94,600		6,343,820

The Funds 83

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Japan (continued)				Spain (continued)
Panasonic	1,588,800		17,465,146	Distribuidora Internacional de
Resona Holdings	1,902,100		9,592,805	Alimentacion	855,003	[a]	5,142,618
Secom	123,400		7,873,722				39,687,443
Seven & i Holdings	445,300		19,348,283	Sweden—2.1%
Shionogi & Co	158,100		6,182,828	Boliden	365,367		6,002,142
Sony	619,700	[a]	16,107,137	SKF, Cl. B	328,499		6,248,076
Sumitomo Mitsui				Svenska Cellulosa, Cl. B	338,738		9,630,282
Financial Group	540,600		22,046,828				21,880,500
TDK	108,700		6,777,179	Switzerland—9.0%
Tosoh	2,184,000		10,281,107	Actelion	56,505	[a]	7,699,870
			235,319,582	Adecco	126,298	[a]	9,899,369
Netherlands—2.7%				Julius Baer Group	128,604	[a]	6,248,315
Heineken	83,286		6,575,248	Novartis	238,453		23,307,382
NXP Semiconductors	86,054	[a]	7,284,471	Roche Holding	126,315		34,266,419
RELX	910,096		13,994,213	Swiss Life Holding	42,935	[a]	10,037,424
			27,853,932				91,458,779
Portugal—1.0%				United Kingdom—19.8%
Galp Energia	981,753		10,293,817	AstraZeneca	330,282		20,638,841
Singapore—1.8%				Aviva	1,430,025		10,512,986
ComfortDelGro	1,529,700		3,030,786	BAE Systems	991,779		6,825,284
Oversea-Chinese Banking	1,832,300		11,513,716	BG Group	770,731		11,660,582
Singapore Exchange	777,500		3,995,722	Compass Group	609,832		9,619,847
			18,540,224	HSBC Holdings	2,863,900		22,579,843
Spain—3.9%				Imperial Tobacco Group	270,132		12,977,610
ACS Actividades de				National Grid	1,095,672		14,347,809
Construccion y Servicios	319,575		10,357,517	Petrofac	423,318		5,772,869
Banco Bilbao				Prudential	633,219		13,643,401
Vizcaya Argentaria	2,611,860		24,187,308

84

BNY Mellon International Fund (continued)

Common Stocks (continued)	Shares	Value ($)		Shares	Value ($)
United Kingdom (continued)			United States—1.9%
Sky	1,036,064	16,540,264	iShares MSCI EAFE ETF	330,680	19,830,880
Unilever	674,921	27,006,609
			Total Investments
Whitbread	117,757	8,592,937	(cost $1,065,408,737)	98.5%	1,004,511,629
Wolseley	129,728	8,300,097
			Cash and Receivables (Net)	1.5%	15,165,366
WPP	603,526	12,472,744
		201,491,723	Net Assets	100.0%	1,019,676,995

ADR—American Depository Receipts
ETF—Exchange Traded Fund
[a] Non-income producing security.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	25.1	Materials	6.2
Health Care	13.7	Energy	3.9
Consumer Discretionary	13.0	Utilities	3.3
Industrial	11.6	Telecommunication Services	3.2
Consumer Staples	10.0	Exchange-Traded Funds	1.9
Information Technology	6.6		98.5

† Based on net assets.
See notes to financial statements.

The Funds 85

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon Emerging Markets Fund
Common Stocks—97.1%	Shares		Value ($)		Shares		Value ($)
Brazil—2.7%				China (continued)
BTG Pactual Group	827,400		6,753,075	Sinotrans, Cl. H	26,172,000		12,046,694
Cia de Saneamento Basico do				Tencent Holdings	3,094,000		52,590,155
Estado de Sao Paulo	858,000		3,721,434				235,956,243
Cia de Saneamento Basico do				Colombia—.6%
Estado de Sao Paulo, ADR	429,811		1,861,082	Bancolombia, ADR	182,235		6,287,107
Itau Unibanco Holding, ADR	475,171		3,478,252	Hong Kong—6.5%
JBS	886,200		3,457,662	China Mobile	2,491,500		29,868,002
Multiplus	437,100		4,547,388	China Mobile, ADR	163,558		9,784,040
Raia Drogasil	600,000		6,568,045	China Overseas Land
			30,386,938	& Investment	4,506,000		13,189,159
China—21.0%				COSCO Pacific	8,391,483	[b]	11,044,203
Agricultural Bank of China, Cl. H	49,094,000		19,773,126	Haier Electronics
Air China, Cl. H	7,668,000		5,538,181	Group	4,321,000		7,733,156
ANTA Sports Products	4,490,000		11,210,964	Sino Biopharmaceutical	1,440,000		1,694,118
Beijing Capital							73,312,678
International Airport, Cl. H	1,788,000		1,918,384	Hungary—.9%
China Construction Bank, Cl. H	50,935,939		35,659,876	Richter Gedeon	663,420		10,117,618
China Longyuan Power				India—7.2%
Group, Cl. H	6,146,000		6,483,655	Aurobindo Pharma	1,016,194		11,472,190
CNOOC	18,060,000		22,669,660	Bharti Infratel	1,145,784		6,879,530
CRRC, Cl. H	1,399,000	[a]	1,613,480	Dish TV India	5,117,510	[a]	7,998,355
CSPC Pharmaceutical Group	7,354,000		6,691,855	Dr. Reddy’s
Lenovo Group	814,000		667,635	Laboratories, ADR	11,628		756,634
PICC Property & Casualty, Cl. H	9,576,000		18,090,671	HCL Technologies	1,506,178		21,948,557
Ping An Insurance Group				ICICI Bank	268,552		1,120,435
Company of China, Cl. H	3,940,000		19,108,106	Maruti Suzuki India	77,214		4,825,675
Shanghai Pharmaceuticals				Reliance Industries	150,536		1,933,627
Holding, Cl. H	6,277,600		13,082,800
				UPL	1,514,854		11,416,119
Shenzhou International
Group Holdings	619,000		3,126,178	Vedanta	542,362		812,674
Sihuan Pharmaceutical				Yes Bank	1,143,331		11,808,355
Holdings Group	14,272,000	[b]	5,684,823				80,972,151

86

BNY Mellon Emerging Markets Fund (continued)

Common Stocks (continued)	Shares		value ($)		Shares		Value ($)
Indonesia—1.9%				Russia (continued)
Bank Negara				Sberbank of Russia, ADR	808,428		3,881,197
Indonesia	21,530,000		7,566,142	Sberbank of
Telekomunikasi				Russia, ADR	2,070,397		10,269,169
Indonesia	45,435,200		9,234,274				59,606,601
United Tractors	3,491,800		4,754,527	Singapore—.1%
			21,554,943	Hutchison Port
Malaysia—1.0%				Holdings Trust	2,986,400		1,566,115
Malayan Banking	5,524,600		11,516,365	South Africa—5.4%
Mexico—4.0%				Barclays Africa Group	1,527,479		19,971,934
Arca Continental	1,639,658		9,487,940	Bidvest Group	699,757		16,789,091
Controladora Vuela Compania				Clicks Group	919,337		6,346,384
de Aviacion, ADR	231,818	[a]	3,092,452	Mediclinic International	936,773		7,519,679
Gruma, Cl. B	405,700		5,487,765	Woolworths Holdings	1,362,237		10,198,738
Grupo Aeroportuario del							60,825,826
Centro Norte	841,100	[a]	4,371,188	South Korea—13.3%
Grupo Aeroportuario del				BGF Retail	11,425		1,945,338
Pacifico, Cl. B	384,100		3,213,449	CJ CheilJedang	16,235		5,391,693
Grupo Financiero				DGB Financial Group	826,971		7,267,801
Banorte, Ser. O	343,900		1,646,249
				E-Mart	40,357		7,783,555
Wal-Mart de Mexico	7,323,100		17,663,715
				Hana Financial Group	387,197		8,900,798
			44,962,758
				Korea Electric Power	281,595		11,378,926
Peru—1.5%
				Korea Electric Power, ADR	280,621		5,730,281
Credicorp	156,321		17,192,184
				Korea Investment
Philippines—.9%
				Holdings	208,139		12,274,174
Metropolitan Bank & Trust	5,489,814		9,825,623
				LG Household &
Poland—.5%				Health Care	17,029		11,538,943
KGHM Polska Miedz	274,068		5,691,561	Lotte Chemical	52,025		10,848,492
Russia—5.3%				S-Oil	140,839		7,250,210
Lukoil, ADR	313,714		11,833,292	Samsung Electronics	55,057		50,657,707
Magnit, GDR	172,178		8,526,659	Sansung Life & Science	17,197	[a]	759,519
MMC Norilsk Nickel, ADR	821,706		13,467,761	SK Telecom	40,414		8,320,280
Rosneft, GDR	3,107,243		11,628,523				150,047,717

The Funds 87

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares		Value ($)
Taiwan—12.0%			Thailand (continued)
Advanced			PTT	1,887,600		14,097,246
Semiconductor Engineering	11,516,842	11,702,043	Thai Beverage	23,667,100		11,911,692
China Life Insurance	14,782,462	11,284,972	Thai Oil	5,890,400		8,432,270
CTBC Financial Holding	17,615,967	10,617,292	Thai Union Frozen Products	5,874,700		2,850,576
Eclat Textile	700,000	10,516,804				50,015,722
Fubon Financial Holding	12,423,490	21,293,681	Turkey—4.6%
Largan Precision	113,000	10,488,176	Emlak Konut Gayrimenkul
Pegatron	8,242,000	21,354,449	Yatirim Ortakligi	10,499,008		8,972,745
Pou Chen	4,622,000	7,471,976	TAV Havalimananlari
Powertech Technology	2,980,000	5,128,872	Holdings	850,802		6,864,795
Taiwan Semiconductor			Tupras Turkiye
Manufacturing	6,508,000	25,541,708	Petrol Rafinerileri	690,845	[a]	17,814,457
		135,399,973	Turkiye Halk Bankasi	4,719,752		18,048,758
Thailand—4.5%						51,700,755
Advanced Info Service	1,209,360	8,014,562	United Arab Emirates—1.4%
Jasmine Broadband			Abu Dhabi Commercial Bank	3,058,235		6,655,139
Internet Infrastructure			Emaar Properties	4,892,820		8,981,203
Fund, Cl. F	16,884,000	4,709,376				15,636,342

88

BNY Mellon Emerging Markets Fund (continued)
Common Stocks (continued)	Shares	Value ($)	Other Investment—.0%	Shares	Value ($)
United States—1.8%			Registered Investment Company;
iShares MSCI Emerging Markets ETF	606,422	20,497,064	Dreyfus
Total Common Stocks			Institutional
(cost $1,136,865,414)		1,093,072,284	Preferred Plus
			Money Market Fund
			(cost $85,348)	85,348 [c] 85,348
Preferred Stocks—1.6%
Brazil			Total Investments
			(cost $1,164,167,576)	98.7%	1,111,000,847
Banco Bradesco	1,404,500	8,926,620
Itau Unibanco Holding	1,217,980	8,916,595	Cash and
Total Preferred Stocks			Receivables (Net)	1.3%	14,648,056
(cost $27,216,814)		17,843,215	Net Assets	100.0%	1,125,648,903

ADR — American Depository Receipts
ADS — American Depository Shares
ETF — Exchange-Traded Funds
GDR — Global Depository Receipts
[a] Non-income producing security.
[b] Illiquid security.The valuation of these securities have been determined in good faith by management under the direction of the Board of Trustees.At August 31, 2015, the value of these securities amounted to $16,729,026 or 1.5% of net assets.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	31.0	Health Care	5.1
Information Technology	17.8	Materials	3.8
Consumer Staples	8.8	Utilities	2.6
Energy	8.5	Exchange-Traded Funds	1.8
Industrial	6.9	Money Market Investment	.0
Telecommunication Services	6.8
Consumer Discretionary	5.6		98.7

† Based on net assets.
See notes to financial statements.

The Funds 89

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon International Appreciation Fund

Common Stocks—99.0%	Shares		Value ($)		Shares		Value ($)

Automobiles & Components—4.9%				Banks (continued)
Bridgestone, ADR	26,448		444,062	Sumitomo Mitsui Trust Holdings, ADR	58,240		242,861
Daimler	12,057		969,986	United Overseas Bank, ADR	13,700		378,531
Denso, ADR	23,288		519,090	Westpac Banking, ADR	34,715		766,507
Fiat Chrysler Automobiles	23,895	[a]	337,636				14,230,071
Honda Motor, ADR	16,948		533,523	Capital Goods—9.8%
Nissan Motor, ADR	15,962		287,396	ABB, ADR	30,122	[a]	581,656
Toyota Motor, ADR	13,548		1,603,812	Airbus Group, ADR	31,572		512,256
Volkswagen, ADR	12,450		463,638	Asahi Glass, ADR	38,076		226,552
			5,159,143	Atlas Copco, Cl. A, ADR	11,747		297,199
Banks—13.4%				Atlas Copco, Cl. B, ADR	14,420		330,795
Australia & New Zealand				BAE Systems, ADR	11,789		324,905
Banking Group, ADR	34,098		672,413	CK Hutchison Holdings, ADR	27,471		362,342
Banco Bilbao Vizcaya				FANUC, ADR	16,000		435,760
Argentaria, ADR	84,889		788,619	ITOCHU, ADR	10,705		256,064
Banco Santander, ADR	139,065		846,906	Kajima, ADR	5,417		305,248
Bank of Ireland, ADR	17,000	[a]	266,815	Kawasaki Heavy Industries, ADR	17,754		268,352
Bank of Yokohama, ADR	12,208		298,364	Keppel, ADR	24,187		235,219
Barclays, ADR	39,040		622,688	Komatsu, ADR	14,788		245,111
BNP Paribas, ADR	22,011		697,969	Kubota, ADR	5,271		412,377
Commerzbank, ADR	19,692	[a]	219,566	Marubeni, ADR	4,423		242,978
Commonwealth				Metso, ADR	30,248		179,976
Bank of Australia, ADR	6,823	[b]	1,089,521
				Mitsubishi Electric, ADR	18,575		370,757
Credit Agricole, ADR	35,891		242,623
				Mitsubishi, ADR	10,957		406,286
Danske Bank, ADR	29,408		455,971
				Mitsui & Co., ADR	811		210,552
Erste Group Bank, ADR	14,783	[a]	219,749
				Nidec, ADR	15,562		305,482
Hachijuni Bank, ADR	3,799		264,562
				NSK, ADR	13,210		323,975
Hang Seng Bank, ADR	6,669		117,174
				Rolls-Royce Holdings, ADR	28,230		326,762
HSBC Holdings, ADR	30,828		1,222,947
				Sandvik, ADR	34,476		332,349
ING Groep, ADR	40,869		625,296
				Siemens, ADR	8,411		833,867
Intesa Sanpaolo, ADR	32,234		708,020
				SKF, ADR	18,190		347,156
Lloyds Banking Group, ADR	146,623		700,858
				Sumitomo Electric Industries, ADR	27,020		371,682
Mitsubishi UFJ Financial Group, ADR	123,092		817,331
				Sumitomo, ADR	24,536		260,818
Mizuho Financial Group, ADR	39,000		159,120
				Teijin, ADR	6,424		204,669
National Australia Bank, ADR	61,306		673,140
				Toray Industries, ADR	3,528		311,275
Shinsei Bank, ADR	50,546		222,402
				TOTO, ADR	10,445		306,039
Societe Generale, ADR	53,295		522,291
				Volvo, ADR	28,752		313,828
Sumitomo Mitsui
Financial Group, ADR	47,296		387,827				10,442,287

90

BNY Mellon International Appreciation Fund (continued)

Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)

Commercial & Professional				Energy (continued)
Services—1.4%				Royal Dutch Shell, Cl. A, ADR	15,974		845,344
Dai Nippon Printing, ADR	24,828		254,239	Royal Dutch Shell, Cl. B, ADR	1,593		84,317
Experian, ADR	22,173		375,943	Statoil, ADR	13,355		206,869
Secom, ADR	32,120		510,387	Technip, ADR	15,959		220,314
Toppan Printing, ADR	39,905		335,202	Total, ADR	21,569		1,000,802
			1,475,771	Woodside Petroleum, ADR	16,415		385,588
Consumer Durables &							5,049,351
Apparel—3.2%
				Food & Staples Retailing—1.3%
adidas, ADR	9,575		359,063
				Aeon, ADR	21,968		330,104
Casio Computer, ADR	1,290		247,125
				Delhaize Group, ADR	12,319		275,206
Cie Financiere Richemont, ADR	40,900		304,705
				J. Sainsbury, ADR	8,818		131,035
Electrolux, Cl. B, ADR	4,667		264,036
				Koninklijke Ahold, ADR	20,403		403,775
LVMH Moet Hennessy
				Tesco, ADR	32,255		280,619
Louis Vuitton, ADR	19,319		643,902
							1,420,739
Panasonic, ADR	29,520		322,801
				Food, Beverage & Tobacco—7.5%
Pandora, ADR	12,700		363,982
				Ajinomoto, ADR	15,230		335,212
Sega Sammy Holdings, ADR	182,384		473,286
				Anheuser-Busch InBev, ADR	7,685		836,973
Sony, ADR	15,522	[a]	400,157
				British American Tobacco, ADR	8,104		858,862
			3,379,057
				Coca-Cola Amatil, ADR	19,462		116,869
Consumer Services—1.2%
				Coca-Cola HBC, ADR	12,262	[a]	251,371
Compass Group, ADR	30,425		484,518
				Danone, ADR	38,759		482,162
InterContinental Hotels Group, ADR	8,247		308,520
				Diageo, ADR	5,698		606,096
Sodexo, ADR	24,810		436,408
				Heineken, ADR	9,509		376,461
			1,229,446
				Imperial Tobacco Group, ADR	5,237		503,145
Diversified Financials—3.3%
				Kirin Holdings, ADR	24,382		357,684
Computershare, ADR	33,642		241,886
				Nestle, ADR	30,305		2,231,963
Credit Suisse Group, ADR	22,457	[a]	603,869
				Orkla, ADR	26,607		194,630
Daiwa Securities Group, ADR	49,790		344,049
				SABMiller, ADR	10,478		490,947
Deutsche Bank	20,006		590,177
				Yamazaki Baking, ADR	2,023		341,382
Nomura Holdings, ADR	58,857		369,033
							7,983,757
ORIX, ADR	5,179		350,929
				Health Care Equipment &
UBS Group	49,101	[a]	1,015,900
				Services—1.5%
			3,515,843
				Essilor International, ADR	9,284		553,001
Energy—4.8%
				Fresenius Medical Care & Co., ADR	11,300		430,756
BG Group, ADR	34,739		538,281
				Olympus, ADR	7,140		260,432
BP, ADR	26,066		874,254
				Smith & Nephew, ADR	9,703		347,561
ENI, ADR	16,175		538,466
							1,591,750
Repsol, ADR	24,457		355,116

The Funds 91

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares	Value ($)
Household & Personal Products—2.8%				Materials (continued)
Henkel & Co., ADR	4,122		429,966	Nippon Steel & Sumitomo Metal, ADR	12,082	246,956
Kao, ADR	6,988		319,491	Nitto Denko, ADR	8,620	288,382
L’Oreal, ADR	17,914		613,196	Norsk Hydro, ADR	45,133	154,581
Reckitt Benckiser, ADR	14,141		250,861	Oji Holdings, ADR	4,200	194,777
Svenska Cellulosa, ADR	9,119		259,208	Rio Tinto, ADR	12,124	445,193
Unilever (NY Shares)	15,003		601,920	South32, ADR	25,039	135,461
Unilever, ADR	12,538		505,407	Syngenta, ADR	6,495	450,363
			2,980,049	UPM-Kymmene, ADR	10,872	181,182
Insurance—5.5%						7,037,774
Aegon (NY Shares)	34,153		210,382	Media—2.0%
Ageas, ADR	10,836		443,951	Pearson, ADR	14,633	254,614
AIA Group, ADR	35,000		774,200	Publicis Groupe, ADR	23,414	416,535
Allianz, ADR	60,370		967,429	RELX, ADR	26,124	420,596
AXA, ADR	26,500		665,680	Sky, ADR	3,357	216,174
Legal & General Group, ADR	26,767		521,020	Wolters Kluwer, ADR	8,372	265,058
MS&AD Insurance Group Holdings, ADR	18,902		296,100	WPP, ADR	4,996	515,387
Prudential, ADR	17,032		739,700			2,088,364
Tokio Marine Holdings, ADR	12,055		483,647	Pharmaceuticals, Biotech &
Zurich Insurance Group, ADR	24,997	[a]	686,168	Life Sciences—10.1%
			5,788,277	AstraZeneca, ADR	23,786	744,026
Materials—6.6%				Bayer, ADR	8,930	1,210,863
Air Liquide, ADR	25,367		607,540	Eisai, ADR	5,123	348,210
Akzo Nobel, ADR	12,115		272,345	GlaxoSmithKline, ADR	22,440	918,469
Alumina, ADR	100,420		379,588	Novartis, ADR	22,737	2,210,491
Amcor, ADR	7,596		295,902	Novo Nordisk, ADR	21,175	1,170,342
Anglo American, ADR	30,323		170,415	Roche Holding, ADR	55,082	1,881,326
ArcelorMittal (NY Shares)	18,155		143,061	Sanofi, ADR	23,289	1,139,298
Asahi Kasei, ADR	17,985		285,152	Shire, ADR	2,085	483,720
BASF, ADR	9,796		786,815	Teva Pharmaceutical Industries, ADR	8,600	553,926
BHP Billiton Ltd., ADR	16,104		593,110			10,660,671
BHP Billiton PLC, ADR	11,245		394,362	Real Estate—3.2%
Boral, ADR	14,021		213,259	British Land, ADR	35,394	438,178
Glencore, ADR	25,936		116,971	CapitaLand, ADR	60,796	239,536
James Hardie Industries, ADR	5,324		331,685	City Developments, ADR	27,591	171,754
Johnson Matthey, ADR	3,051		253,859	Daiwa House Industry, ADR	18,610	455,387
Kobe Steel, ADR	14,450		96,815	Hysan Development, ADR	23,301	189,437

92

BNY Mellon International Appreciation Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Real Estate (continued)				Telecommunication
Lend Lease Group, ADR	34,516		348,266	Services (continued)
Mitsubishi Estate, ADR	18,000		385,830	Nippon Telegraph & Telephone, ADR	7,682		293,760
Sino Land, ADR	25,641		187,179	Orange, ADR	22,352		351,597
Sun Hung Kai Properties, ADR	23,037		289,575	Singapore
Swire Pacific, Cl. A, ADR	22,906		250,821	Telecommunications, ADR	7,960		210,781
Westfield, ADR	33,714		469,973	SoftBank Group, ADR	18,000		523,260
			3,425,936	Swisscom, ADR	6,236		336,993
Retailing—1.4%				Telecom Italia, ADR	21,096	[a]	255,473
Hennes & Mauritz, ADR	88,406		679,842	Telefonica, ADR	43,083		606,178
Kingfisher, ADR	36,601		403,343	Telenor, ADR	5,096		303,722
Marui Group, ADR	15,401		373,838	Telstra, ADR	17,148		349,648
			1,457,023	Vodafone Group, ADR	24,564		846,967
Software & Services—1.6%							5,304,784
Dassault Systemes, ADR	4,670		324,378	Transportation—2.3%
Fujitsu, ADR	7,602		187,237	ANA Holdings, ADR	36,722		215,694
NICE Systems, ADR	3,100		190,836	Deutsche Lufthansa, ADR	14,116	[a]	171,227
Sage Group, ADR	10,064		319,163	International Consolidated
				Airlines Group, ADR	10,762	[a]	445,439
SAP, ADR	10,012		673,407
				MTR, ADR	9,662		426,577
			1,695,021
				Nippon Yusen, ADR	73,373		389,611
Technology Hardware &
Equipment—2.6%				Ryanair Holdings, ADR	3,452		251,823
Alcatel-Lucent, ADR	46,600	[a]	154,246	TNT Express, ADR	61,944		520,020
Canon, ADR	11,097		338,237				2,420,391
Ericsson, ADR	27,004		263,559	Utilities—3.6%
FUJIFILM Holdings, ADR	8,819		361,799	Centrica, ADR	19,270		287,316
Hitachi, ADR	5,435		303,844	CLP Holdings, ADR	18,613		155,325
Kyocera, ADR	7,424		366,374	E.ON, ADR	22,394		253,724
Nokia, ADR	42,250		263,640	Enel, ADR	114,307		509,809
Omron, ADR	6,660		250,316	Energias de Portugal, ADR	6,730		236,021
Ricoh, ADR	15,155		147,761	Engie, ADR	15,036		269,445
TDK, ADR	4,571		281,117	Hong Kong & China Gas, ADR	111,620		216,543
			2,730,893	Iberdrola, ADR	22,148		601,761
Telecommunication				National Grid, ADR	6,644		439,700
Services—5.0%				RWE, ADR	9,180		138,343
BT Group, ADR	8,084		540,415	SSE, ADR	14,160		322,352
Deutsche Telekom, ADR	40,234		685,990	United Utilities Group, ADR	8,447		220,044

The Funds 93

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Appreciation Fund (continued)

Common Stocks (continued)	Shares		Value ($)	Other Investment—.6%	Shares	Value ($)
Utilities (continued)				Registered
Veolia Environnement, ADR	10,027		218,739	Investment Company;
			3,869,122	Dreyfus
Total Common Stocks				Institutional Preferred
(cost $129,863,955)			104,935,520	Plus Money Market Fund
				(cost $684,003)	684,003 [d]	684,003

	Principal			Total Investments
Short-Term Investment—.1%	Amount ($)		Value ($)	(cost $130,637,947)	99.7%	105,709,513
U.S. Treasury Bills;
				Cash and Receivables (Net)	.3%	279,510
0.04%, 12/10/15
(cost $89,989)	90,000	[c]	89,990	Net Assets	100.0%	105,989,023

ADR —American Depository Receipts

a Non-income producing security.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2015, this security was valued at $1,089,521 or 1.0% of net assets.
c Held by or on behalf of a counterparty for open financial futures contracts.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banks	13.4	Household & Personal Products	2.8
Pharmaceuticals, Biotech & Life Sciences	10.1	Technology Hardware & Equipment	2.6
Capital Goods	9.8	Transportation	2.3
Food, Beverage & Tobacco	7.5	Media	2.0
Materials	6.6	Software & Services	1.6
Insurance	5.5	Health Care Equipment & Services	1.5
Telecommunication Services	5.0	Commercial & Professional Services	1.4
Automobiles & Components	4.9	Retailing	1.4
Energy	4.8	Food & Staples Retailing	1.3
Utilities	3.6	Consumer Services	1.2
Diversified Financials	3.3	Short-Term/Money Market Investments	.7
Consumer Durables & Apparel	3.2
Real Estate	3.2		99.7

† Based on net assets.
See notes to financial statements.

94

STATEMENT OF FINANCIAL FUTURES

August 31, 2015

		Market Value		Unrealized
BNY Mellon		Covered by		(Depreciation)
International Appreciation Fund	Contracts	Contracts ($)	Expiration	at 8/31/2015	($)
Financial Futures Long
MSCI EAFE Index	12	1,039,620	September 2015	(64,485)

See notes to financial statements.

The Funds 95

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon International Equity Income Fund
Common Stocks—98.1%	Shares	Value ($)		Shares	Value ($)
Australia—6.7%			Finland—.7%
australia & new zealand			Elisa	60,000	1,993,100
banking group	93,869	1,863,837	France—5.0%
commonwealth bank of australia	104,497	5,577,704	Klepierre	31,823	1,394,831
insurance australia group	703,662	2,536,438	Renault	89,823	7,424,519
national australia bank	208,651	4,623,772	Total	76,353	3,473,683
telstra	159,402	652,159	Unibail-Rodamco	7,600	1,966,298
westpac banking	171,492	3,791,615			14,259,331
		19,045,525	Germany—4.3%
belgium—.0%			Muenchener
proximus	400	14,337	Rueckversicherungs	21,672	3,984,534
brazil—3.1%			ProSiebenSat.1 Media	171,502	8,354,805
ambev	770,000	4,053,134			12,339,339
banco do brasil	680,700	3,346,582	Hong Kong—.7%
cielo	132,995	1,406,355	SJM Holdings	2,100,000	1,891,492
		8,806,071	Israel—2.6%
Canada—5.8%			Bezeq The Israeli
BCE	50,000	2,021,891	Telecommunication	4,150,473	7,454,008
CI Financial	80,500	1,924,388	Italy—.8%
Inter Pipeline	160,700	3,444,618	Eni	44,441	726,107
National Bank of Canada	108,700	3,577,615	Snam	325,000	1,584,835
RioCan Real Estate Investment Trust	71,000	1,311,957			2,310,942
Shaw Communications, Cl. B	92,000	1,848,252	Japan—13.9%
TELUS	50,500	1,652,113	Aozora Bank	2,347,000	8,571,053
TransCanada	23,500	819,892	Canon	23,800	727,614
		16,600,726	Daito Trust Construction	53,800	5,875,028
China—2.8%			ITOCHU	162,000	1,946,426
Bank of China, Cl. H	6,295,500	2,857,507	JFE Holdings	496,000	7,747,762
Jiangsu Expressway, Cl. H	1,301,300	1,528,502	Nippon Steel & Sumitomo Metal	2,156,000	4,423,404
Zhejiang Expressway, Cl. H	3,284,700	3,524,114	NTT DOCOMO	71,100	1,485,231
		7,910,123	Sumitomo	385,200	4,075,115
Colombia—2.3%			Takeda Pharmaceutical	108,400	5,317,809
Ecopetrol	12,585,091	6,571,473			40,169,442

96

BNY Mellon International Equity Income Fund (continued)
Common Stocks (continued)	Shares	Value ($)		Shares		Value ($)
Macau—1.8%			Switzerland—4.6%
Sands China	1,480,000	5,101,030	Nestle	18,588		1,365,678
New Zealand—2.7%			Novartis	65,765		6,428,143
Auckland			Transocean	276,670		3,824,003
International Airport	1,169,019	3,669,585	Zurich Insurance Group	6,184	[a]	1,696,707
Mighty River Power	474,700	832,701				13,314,531
Spark New Zealand	1,467,000	3,144,888	Taiwan—5.0%
		7,647,174	Chicony Electronics	458,280		1,139,435
Norway—2.5%			Inventec	1,361,000		614,702
Gjensidige Forsikring	487,448	7,220,436	MediaTek	760,000		5,862,751
Poland—.8%			Siliconware
Bank Handlowy w Warszawie	62,755	1,456,271	Precision Industries	4,453,000		5,455,368
Synthos	731,795	766,862	Taiwan Mobile	457,000		1,372,525
		2,223,133				14,444,781
Singapore—.7%			Thailand—2.6%
Ascendas Real Estate			Charoen Pokphand Foods	14,218,500		7,548,581
Investment Trust	858,000	1,356,217	Turkey—.2%
CapitaLand Commercial Trust	743,000	700,463	Eregli Demir ve Celik Fabrikalari	511,192		694,921
		2,056,680	United Kingdom—17.0%
South Africa—2.3%			Aberdeen Asset Management	230,000		1,114,332
Coronation Fund Managers	198,000	1,101,402	AstraZeneca	66,656		4,165,236
MMI Holdings	1,266,166	2,676,746	BAE Systems	537,297		3,697,603
Vodacom Group	260,910	2,778,889	BP	834,588		4,576,677
		6,557,037	British American Tobacco	151,765		8,079,587
South Korea—2.8%			GlaxoSmithKline	211,726		4,337,416
POSCO	50,189	8,083,436	HSBC Holdings	279,481		2,203,512
Spain—5.2%			Legal & General Group	1,123,262		4,315,367
Banco Santander	808,300	4,917,827	National Grid	314,140		4,113,659
Ferrovial	153,500	3,666,987	Persimmon	64,600	[a]	2,062,460
Red Electrica	78,200	6,243,954	Royal Dutch Shell, Cl. A	125,810		3,260,817
		14,828,768	SSE	188,780		4,226,690
Sweden—1.0%			Standard Life	202,823		1,290,540
Skanska, Cl. B	139,593	2,724,226	Unilever	18,700		748,271

The Funds 97

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Equity Income Fund (continued)

Common Stocks (continued)	Shares		Value ($)	Other Investment—1.1%	Shares	Value ($)
United Kingdom (continued)				Registered
Vodafone Group	204,395		705,310	Investment Company;
			48,897,477	Dreyfus
Total Common Stocks				Institutional Preferred
(cost $296,011,638)			280,708,120	Plus Money Market Fund
				(cost $3,115,092)	3,115,092 [b]	3,115,092

	Number of			Total Investments
Rights—.0%	Rights		Value ($)	(cost $299,157,566)	99.2%	283,835,129
Australia
				Cash and Receivables (Net)	.8%	2,187,405
Commonwealth Bank of Australia
(cost $30,836)	4,717	[a]	11,917	Net Assets	100.0%	286,022,534

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Financial	29.1	Materials	7.3
Energy	9.6	Health Care	7.1
Telecommunication Services	8.8	Utilities	5.9
Consumer Discretionary	8.7	Information Technology	5.3
Industrial	8.7	Money Market Investment	1.1
Consumer Staples	7.6		99.2

† Based on net assets.
See notes to financial statements.

98

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon Asset Allocation Fund
	Coupon	Maturity	Principal
Bonds and Notes—13.3%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./Auto Receivables—.0%
AmeriCredit Automobile Receivables Trust, Ser. 2013-2, Cl. A3	0.65	12/8/17	148,445		148,332
Casinos—.0%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	108,000	[a]	109,057
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	92,000	[a]	92,960
					202,017
Commercial Mortgage Pass-Through Ctfs.—.1%
WFRBS Commercial Mortgage Trust, Ser. 2011-C5, Cl. A2	2.68	11/15/44	150,000		151,695
WFRBS Commerical Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/45	540,000		539,378
					691,073
Consumer Discretionary—.5%
21st Century Fox America, Gtd. Notes	6.15	3/1/37	265,000		295,751
Amazon.com, Sr. Unscd. Notes	2.50	11/29/22	435,000		412,720
Comcast, Gtd. Notes	3.13	7/15/22	575,000		578,837
eBay, Sr. Unscd. Notes	2.88	8/1/21	325,000		312,576
Starbucks, Sr. Unscd. Notes	4.30	6/15/45	300,000		303,820
Time Warner, Gtd. Notes	4.00	1/15/22	470,000		482,547
					2,386,251
Consumer Staples—.3%
Anheuser-Busch InBev Worldwide, Gtd. Notes	2.50	7/15/22	425,000		409,497
CVS Health, Sr. Unscd. Notes	4.88	7/20/35	340,000		351,891
PepsiCo, Sr. Unscd. Notes	4.50	1/15/20	375,000		410,289
Walgreen, Sr. Unscd. Notes	3.10	9/15/22	260,000		251,429
					1,423,106
Energy—.3%
BP Capital Markets, Gtd. Notes	4.75	3/10/19	255,000		278,018
Enterprise Products Operating, Gtd. Notes	2.55	10/15/19	200,000		199,368
Petrobras Global Finance, Gtd. Notes	5.38	1/27/21	325,000		287,300
Petrobras Global Finance, Gtd. Notes	6.13	10/6/16	185,000		186,563
Southwestern Energy, Sr. Unscd. Notes	4.95	1/23/25	195,000		179,472
Spectra Energy Partners, Sr. Unscd. Notes	3.50	3/15/25	195,000		180,433
					1,311,154
Financial—2.3%
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	545,000		549,121
Bank of America, Sub. Notes, Ser. L	3.95	4/21/25	525,000		509,224
BlackRock, Sr. Unscd. Notes	6.25	9/15/17	420,000		461,205
Boston Properties, Sr. Unscd. Notes	4.13	5/15/21	360,000		379,340
Citigroup, Sr. Unscd. Notes	2.50	9/26/18	465,000		469,511
Citigroup, Sr. Unscd. Bonds	2.50	7/29/19	195,000		195,065
Citizens Financial Group, Sub. Notes	4.15	9/28/22	445,000	[a]	449,889
Fidelity National Information Services, Gtd. Notes	3.88	6/5/24	465,000		434,802
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	390,000		396,879

The Funds 99

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
General Electric Capital, Gtd. Cap. Secs., Ser. C	5.25	6/29/49	270,000	[b]	274,927
General Electric Capital, Gtd. Notes	5.30	2/11/21	495,000		558,391
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	495,000		592,379
HSBC Finance, Sub. Notes	6.68	1/15/21	642,000		747,841
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	425,000		408,928
MetLife, Sr. Unscd. Notes	7.72	2/15/19	345,000		407,187
Morgan Stanley, Sub. Notes	4.88	11/1/22	735,000		777,715
NYSE Holdings, Gtd. Notes	2.00	10/5/17	460,000		465,051
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	95,000		95,099
Rabobank Nederland, Gtd. Notes	4.50	1/11/21	530,000		578,714
Royal Bank of Canada, Sr. Unscd. Bonds	1.25	6/16/17	520,000		519,019
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	450,000		507,820
Societe Generale, Sub. Notes	4.25	4/14/25	325,000	[a]	311,192
Toyota Motor Credit, Sr. Unscd. Notes	1.13	5/16/17	350,000		350,184
Wachovia, Sub. Notes	5.63	10/15/16	340,000		356,453
					10,795,936
Foreign/Governmental—.2%
Mexican Government, Sr. Unscd. Notes	5.63	1/15/17	315,000		334,687
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	460,000		468,050
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	330,000		358,575
					1,161,312
Health Care—.2%
AbbVie, Sr. Unscd. Notes	1.80	5/14/18	300,000		298,152
Amgen, Sr. Unscd. Notes	5.65	6/15/42	485,000		530,546
Celgene, Sr. Unscsd. Notes	2.88	8/15/20	265,000		265,793
					1,094,491
Industrial—.3%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	650,000		638,054
American Airlines, Bonds	3.38	11/1/28	350,000		342,562
Burlington North Santa Fe., Sr. Unscd. Debs	3.45	9/15/21	430,000		441,807
					1,422,423
Information Technology—.6%
Adobe Systems, Sr. Unscd. Notes	3.25	2/1/25	305,000		293,570
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/22	350,000		343,056
Flextronics International, Gtd. Notes	4.75	6/15/25	290,000	[a]	281,274
Intel, Sr. Unscd. Notes	2.70	12/15/22	385,000		373,888
Intel, Sr. Unscd. Notes	4.90	7/29/45	320,000		330,221
Microsoft, Sr. Unscd. Notes	3.75	2/12/45	440,000		402,877
Oracle, Sr. Unscd. Notes	2.38	1/15/19	350,000		355,444
Oracle, Sr. Unscd. Notes	2.50	5/15/22	300,000		292,233

100

BNY Mellon Asset Allocation Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Information Technology (continued)
Seagate HDD Cayman, Gtd. Bonds	4.75	1/1/25	190,000		181,078
					2,853,641
Materials—.1%
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	460,000		456,727
Municipal Bonds—.9%
California Earthquake Authority, Revenue	2.81	7/1/19	350,000		357,875
Chicago, GO	7.38	1/1/33	290,000		282,753
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue Bonds	3.00	7/1/20	750,000		763,358
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	210,000		230,019
New Jersey Economic Development Authority,
School Facilities Construction Revenue	1.10	6/15/16	475,000		474,696
New York City, GO (Build America Bonds)	6.25	6/1/35	345,000		392,082
New York City Municipal Water Finance Authority,
Water and Sewer System Second General
Resolution Revenue (Build America Bonds)	6.28	6/15/42	530,000		603,060
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	180,000		214,614
University of California Regents, Limited Project Revenue	4.13	5/15/45	340,000		323,323
Washington, GO (Various Purpose)	5.00	7/1/31	375,000		438,308
					4,080,088
Telecommunication Services—.4%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	525,000		554,285
Telefonica Emisiones, Gtd. Notes	5.13	4/27/20	575,000		634,356
Verizon Communications, Sr. Unscd. Notes	3.65	9/14/18	280,000		293,674
Verizon Communications, Sr. Unscd. Notes	6.55	9/15/43	245,000		291,214
					1,773,529
U.S. Government Agencies/Mortgage-Backed—4.0%
Federal Home Loan Mortgage Corp:
3.00%, 9/1/27—7/1/45			1,525,468	[c]	1,566,462
3.50%, 12/1/28—6/1/45			1,920,275	[c]	1,994,157
4.00%, 6/1/26—4/1/44			1,304,618	[c]	1,396,174
4.50%, 12/1/40			1,097,168	[c]	1,207,787
5.00%, 7/1/40			349,148	[c]	385,812
Federal National Mortgage Association:
2.50%, 7/1/28			1,356,727	[c]	1,390,806
3.31%, 4/1/41			140,177	[b,c]	149,247
3.50%, 9/1/26—5/1/45			2,148,999	[c]	2,246,345
4.00%, 8/1/27—8/1/44			1,502,340	[c]	1,603,197
4.50%, 6/1/23—8/1/44			1,059,202	[c]	1,149,963
5.00%, 12/1/21—11/1/43			1,093,921	[c]	1,211,524
5.50%, 4/1/36—1/1/39			781,443	[c]	879,779
6.00%, 4/1/33—9/1/34			192,385	[c]	218,933
REMIC, Ser. 2014-28, Cl. ND, 3.00%, 3/25/40			418,534	[c]	436,174

The Funds 101

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I;
4.00%, 3/15/45			595,726		635,516
Government National Mortgage Association II:
3.00%, 1/20/44—4/20/45			1,471,611		1,497,798
3.50%, 4/20/45			482,853		505,352
4.00%, 12/20/44			21,367		22,688
4.50%, 9/20/44			323,948		348,211
					18,845,925
U.S. Government Securities—3.0%
U.S. Treasury Bonds:
2.50%, 2/15/45			670,000		609,717
3.00%, 5/15/45			355,000		359,229
U.S. Treasury Inflation Protected Securities:
Notes, 0.13%, 4/15/20			320,960	[d,e]	319,932
Notes, 0.38%, 7/15/25			648,993	[d,e]	637,145
Notes, 0.63%, 7/15/21			629,921	[d]	640,620
Notes, 1.38%, 1/15/20			513,090	[d]	541,070
U.S. Treasury Notes:
0.63%, 9/30/17			1,770,000		1,764,295
0.75%, 1/15/17			1,045,000		1,047,558
0.75%, 10/31/17			2,085,000		2,081,593
0.88%, 5/15/17			2,580,000		2,588,986
1.63%, 6/30/20			160,000		160,710
1.63%, 11/15/22			145,000		141,665
2.13%, 6/30/22			970,000		983,300
2.63%, 1/31/18			2,110,000		2,196,584
					14,072,404
Utilities—.1%
Hydro-Quebec, Gov’t Gtd. Notes	2.00	6/30/16	280,000		283,290
Total Bonds and Notes
(cost $65,910,179)					63,001,699

Common Stocks—18.9%			Shares		Value ($)
Consumer Discretionary—2.3%
Bed Bath & Beyond			11,615	[f]	721,408
Comcast, Cl. A			15,850		892,831
Darden Restaurants			10,770		732,468
Dollar General			3,990		297,215
Home Depot			12,360		1,439,446
Las Vegas Sands			9,815		453,747
Lowe’s			17,085		1,181,769
ServiceMaster Global Holdings			8,975	[f]	315,741
Target			12,385		962,438
Time Warner			11,585		823,693

102

BNY Mellon Asset Allocation Fund (continued)
Common Stocks (continued)	Shares		Value ($)		Shares		Value ($)
Consumer Discretionary (continued)				Financial (continued)
Twenty-First Century Fox, Cl. A	29,415		805,677	Navient	7,765		99,314
Walt Disney	14,805		1,508,333	Post Properties	3,330	[g]	184,349
Wyndham Worldwide	10,315		788,891	Prudential Financial	3,750		302,625
			10,923,657	Public Storage	4,215	[g]	848,353
Consumer Staples—1.9%				Simon Property Group	990	[g]	177,527
Altria Group	25,350		1,358,253	T. Rowe Price Group	10,120		727,426
Archer-Daniels-Midland	18,695		841,088	Taubman Centers	9,445	[g]	651,611
Bunge	8,085		585,758	Travelers	8,590		855,135
CVS Health	15,045		1,540,608	Waddell & Reed Financial, Cl. A	9,515		371,751
Estee Lauder, Cl. A	6,550		522,494	Wells Fargo & Co.	23,255		1,240,189
Kroger	25,500		879,750				14,290,332
PepsiCo	15,130		1,406,031	Health Care—3.4%
Pilgrim’s Pride	6,785		142,315	Abbott Laboratories	11,595		525,138
Procter & Gamble	8,210		580,201	AbbVie	19,605		1,223,548
Wal-Mart Stores	19,255		1,246,376	Amgen	9,110		1,382,716
			9,102,874	Anthem	7,035		992,287
Energy—1.6%				Biogen	875	[f]	260,138
Cameron International	13,740	[f]	917,282	Boston Scientific	21,595	[f]	361,500
Chevron	4,400		356,356	Celgene	1,250	[f]	147,600
Exxon Mobil	29,530		2,221,837	Cigna	3,770		530,778
Marathon Petroleum	20,630		976,005	DENTSPLY International	9,810		514,142
National Oilwell Varco	6,930		293,347	Edwards Lifesciences	5,765	[f]	812,173
Schlumberger	13,400		1,036,758	Gilead Sciences	15,160		1,592,861
Tesoro	9,625		885,596	HCA Holdings	8,655	[f]	749,696
Valero Energy	15,180		900,781	Johnson & Johnson	19,770		1,857,985
			7,587,962	Mead Johnson Nutrition	9,800		767,732
Exchange-Traded Funds—.1%				Merck & Co.	25,310		1,362,944
SPDR S&P 500 ETF Trust	1,305		257,790	Mettler-Toledo International	2,155	[f]	639,065
Financial—3.0%				Pfizer	55,895		1,800,937
Affiliated Managers Group	3,880	[f]	723,387	Teleflex	3,275		428,370
Allstate	2,710		157,939	Zoetis	3,865		173,423
American Express	1,940		148,837				16,123,033
Bank of America	92,830		1,516,842	Industrial—1.7%
Berkshire Hathaway, Cl. B	11,255	[f]	1,508,620	3M	4,070		578,510
Citigroup	5,110		273,283	Caterpillar	9,135		698,279
Eaton Vance	4,930		170,923	Delta Air Lines	8,700		380,886
Franklin Resources	16,945		687,628	Emerson Electric	2,580		123,118
General Growth Properties	30,780	[g]	781,196	General Dynamics	6,795		965,094
Host Hotels & Resorts	41,870	[g]	742,355	General Electric	15,450		383,469
JPMorgan Chase & Co.	29,642		1,900,052	Honeywell International	2,580		256,117
Moody’s	2,160		220,990	Huntington Ingalls Industries	2,910		327,608

The Funds 103

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)

Common Stocks (continued)	Shares		Value ($)
Industrial (continued)				Utilities—.4%
Illinois Tool Works	2,755		232,880	Entergy	10,405		679,759
Lincoln Electric Holdings	2,760		161,874	NextEra Energy	9,210		906,356
Old Dominion Freight Line	10,265	[f]	682,520	Public Service Enterprise Group	9,675		389,419
Rockwell Automation	3,050		341,082				1,975,534
Southwest Airlines	23,675		868,873	Total Common Stocks
Spirit Aerosystems Holdings, Cl. A	13,565	[f]	693,307	(cost $76,252,136)			89,560,932
Textron	16,185		627,978
Union Pacific	10,765		922,991	Other Investment—67.8%
			8,244,586	Registered Investment
Information Technology—3.5%				Companies:
Accenture, Cl. A	11,170		1,052,996	ASG Global Alternatives Fund, Cl. Y	1,258,601		13,429,270
Apple	35,450		3,997,342	ASG Managed Futures
Corning	40,545		697,779	Strategy Fund, Cl. Y	1,019,354		10,927,480
DST Systems	1,735		177,699	BNY Mellon Corporate
				Bond Fund, Cl. M	900,315	[h]	11,334,970
Electronic Arts	14,490	[f]	958,514
				BNY Mellon Emerging
Facebook, Cl. A	2,375	[f]	212,396
				Markets Fund, Cl. M	2,837,703	[h]	22,644,868
Google, Cl. A	1,910	[f]	1,237,336
				BNY Mellon Focused Equity
Google, Cl. C	1,920	[f]	1,187,040	Opportunities Fund, Cl. M	2,448,877	[h]	35,900,535
Hewlett-Packard	29,520		828,331	BNY Mellon Income
Intel	12,960		369,878	Stock Fund, Cl. M	1,338,433	[h]	11,470,370
International Business Machines	9,255		1,368,722	BNY Mellon Intermediate
Intuit	3,820		327,565	Bond Fund, Cl. M	2,016,250	[h]	25,303,931
Micron Technology	10,810	[f]	177,392	BNY Mellon International
Microsoft	23,630		1,028,378	Fund, Cl. M	1,927,128	[h]	22,258,330
Texas Instruments	9,660		462,134	BNY Mellon Mid Cap Multi-Strategy
				Fund, Cl. M	2,321,789	[h]	34,037,429
VeriSign	12,370	[f]	852,788
				BNY Mellon Short-Term U.S.
Visa, Cl. A	22,560		1,608,528
				Government Securities
			16,544,818	Fund, Cl. M	247,617	[h]	2,931,791
Materials—.5%				BNY Mellon Small/Mid Cap
Dow Chemical	7,265		317,916	Fund, Cl. M	634,239	[h]	8,067,522
LyondellBasell Industries, Cl. A	10,825		924,239	Dreyfus Emerging Markets Debt
Mosaic	17,840		728,407	Local Currency Fund, Cl. Y	427,212	[h]	4,665,155
Timken	7,430		235,903	Dreyfus Floating Rate
			2,206,465	Income Fund, Cl. Y	794,767	[h]	9,751,795
Telecommunication Services—.5%				Dreyfus Global Real Estate
				Securities Fund, Cl. Y	834,081	[h]	7,173,098
AT&T	4,080		135,456
				Dreyfus High Yield Fund, Cl. I	2,090,450	[h]	13,044,410
CenturyLink	25,165		680,462
				Dreyfus Institutional Preferred
Verizon Communications	32,340		1,487,963
				Plus Money Market Fund	3,638,118	[i]	3,638,118
			2,303,881

104

BNY Mellon Asset Allocation Fund (continued)

Other Investment (continued)	Shares		Value ($)		Shares	Value ($)
Registered Investment				Registered Investment
Companies (continued):				Companies (continued):
Dreyfus International				Global Stock Fund, Cl. Y	385,616 [h]	7,006,650
Small Cap Fund, Cl. Y	1,116,254	[f,h]	14,667,573	TCW Emerging Markets
Dreyfus Research Growth Fund, Cl. Y	522,915	[h]	7,294,671	Income Fund, Cl. I	874,216	6,696,495
Dreyfus Select Managers				Total Other Investment
Small Cap Growth Fund, Cl. Y	633,125	[h]	15,251,974	(cost $302,304,457)		321,153,927
Dreyfus Select Managers
Small Cap Value Fund, Cl. Y	575,098	[h]	12,422,112	Total Investments
				(cost $444,466,772)	100.0%	473,716,558
Dreyfus U.S. Equity Fund, Cl. Y	127,621	[h]	2,401,827
Dreyfus/Newton International				Cash and Receivables (Net)	.0%	107,009
Equity Fund, Cl. Y	587,027	[h]	11,241,563	Net Assets	100.0%	473,823,567
Dynamic Total Return Fund, Cl. Y	486,666	[f,h]	7,591,990

ETF—Exchange-Traded Fund
GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit
a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2015, these securities were valued at $1,244,372 or .3% of net assets.
b Variable rate security—interest rate subject to periodic change.
c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with
FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
[d] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e Security, or portion thereof, on loan. At August 31, 2015, the value of the fund’s securities on loan was $957,077 and the value of the collateral held by the fund was $972,009, consisting of U.S. Government & Agency securities.
f Non-income producing security.
g Investment in real estate investment trust.
[h] Investment in affiliated mutual fund.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Mutual Funds: Domestic	43.8	Money Market Investment	.8
Mutual Funds: Foreign	23.2	Foreign/Governmental	.2
Common Stocks	18.8	Commercial Mortgage-Backed	.1
U.S. Government Agencies/Mortgage-Backed	7.0	Exchange-Traded Funds	.1
Corporate Bonds	5.1
Municipal Bonds	.9		100.0

† Based on net assets.
See notes to financial statements.

The Funds 105

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2015

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 1(c):
Unaffiliated issuers	406,867,729	60,922,689	260,904,230	1,049,498,195
Affiliated issuers	5,951,295	70,273,760	144,881,033	35,029,870
Cash	—	70,000	66,212	—
Receivable for investment securities sold	8,221,896	—	—	26,634,927
Dividends and securities lending income receivable	959,734	—	—	—
Receivable for shares of Beneficial Interest subscribed	145,900	70,000	36,818	577,690
Dividends receivable	—	130,569	600,627	3,174,036
Prepaid expenses	17,729	16,583	16,675	21,639
	422,164,283	131,483,601	406,505,595	1,114,936,357
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	266,887	61,082	202,195	671,034
Due to Administrator—Note 3(a)	44,906	6,810	28,918	119,806
Cash overdraft due to Custodian	91,118	—	—	1,838,265
Payable for investment securities purchased	8,103,879	—	—	19,770,380
Liability for securities on loan—Note 1(c)	4,895,683	—	—	—
Payable for shares of Beneficial Interest redeemed	330,059	1,500	138,500	441,842
Outstanding options written, at value
(premiums received $175,722 for
BNY Mellon Income Stock Fund)—
See statement of Options Written—Note 4	—	—	—	41,750
Accrued expenses	47,569	38,137	44,849	78,220
	13,780,101	107,529	414,462	22,961,297
Net Assets ($)	408,384,182	131,376,072	406,091,133	1,091,975,060

106

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund
Composition of Net Assets ($):
Paid-in capital	326,336,969	95,465,546	295,476,722	923,549,660
Accumulated undistributed investment income—net	80,641	398,322	1,908,140	96,662
Accumulated net realized gain (loss) on investments	35,237,344	20,304,745	28,956,951	80,232,549
Accumulated net unrealized appreciation
(depreciation) on investments	46,729,228	15,207,459	79,749,320	—
Accumulated net unrealized appreciation (depreciation)
on investments and options transactions	—	—	—	88,096,189
Net Assets ($)	408,384,182	131,376,072	406,091,133	1,091,975,060
Net Asset Value Per Share
Class M Shares
Net Assets ($)	398,484,682	130,256,805	401,854,515	1,077,495,785
Shares Outstanding	67,333,221	9,828,797	27,324,681	125,761,773
Net Asset Value Per Share ($)	5.92	13.25	14.71	8.57
Investor Shares
Net Assets ($)	9,899,500	1,119,267	4,236,618	14,479,275
Shares Outstanding	1,671,818	84,007	282,830	1,677,009
Net Asset Value Per Share ($)	5.92	13.32	14.98	8.63
† Investments at cost ($):
Unaffiliated issuers	360,138,501	51,504,822	190,147,841	961,535,978
Affiliated issuers	5,951,295	64,484,168	135,888,102	35,029,870
††Value of securities on loan ($)	4,512,431	—	—	—

See notes to financial statements.

The Funds 107

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Mid Cap	Small Cap	Focused Equity	Small/Mid Cap
	Multi-Strategy Fund	Multi-Strategy Fund	Opportunities Fund	Multi-Strategy Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 1(c):
Unaffiliated issuers	2,223,046,751	376,441,211	566,783,130	335,284,540
Affiliated issuers	152,200,205	16,207,765	299,952	14,907,595
Cash	2,959,252	419,087	194,230	575,806
Receivable for investment securities sold	9,177,080	1,678,827	2,810,285	1,942,702
Receivable for shares of
Beneficial Interest subscribed	3,922,913	562,800	257,000	105,439
Dividends and securities
lending income receivable	1,990,102	124,769	—	191,537
Dividends receivable	—	—	849,616	—
Prepaid expenses and other assets	30,631	17,530	22,744	22,030
	2,393,326,934	395,451,989	571,216,957	353,029,649
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 3(b)	1,564,325	334,735	382,297	273,731
Due to Administrator—Note 3(a)	243,238	41,185	62,901	37,298
Liability for securities on loan—Note 1(c)	90,518,383	12,009,038	—	7,296,640
Payable for investment securities purchased	43,639,457	1,682,632	—	3,404,607
Payable for shares of
Beneficial Interest redeemed	696,311	153,610	725,819	588,115
Interest payable—Note 2	—	—	40	—
Accrued expenses	152,227	57,648	54,444	56,944
	136,813,941	14,278,848	1,225,501	11,657,335
Net Assets ($)	2,256,512,993	381,173,141	569,991,456	341,372,314

108

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Mid Cap	Small Cap	Focused Equity	Small/Mid Cap
	Multi-Strategy Fund	Multi-Strategy Fund	Opportunities Fund	Multi-Strategy Fund
Composition of Net Assets ($):
Paid-in capital	1,773,414,670	335,265,191	458,636,395	305,228,022
Accumulated undistributed
investment income (loss)—net	3,299,275	(1,139,754)	3,816,099	(222,857)
Accumulated net realized
gain (loss) on investments	96,370,409	10,243,971	43,386,239	16,800,267
Accumulated net unrealized appreciation
(depreciation) on investments	383,428,639	36,803,733	64,152,723	19,566,882
Net Assets ($)	2,256,512,993	381,173,141	569,991,456	341,372,314
Net Asset Value Per Share
Class M Shares
Net Assets ($)	2,199,394,547	368,428,113	561,398,574	339,836,152
Shares Outstanding	150,026,365	22,132,563	38,284,696	26,721,253
Net Asset Value Per Share ($)	14.66	16.65	14.66	12.72
Investor Shares
Net Assets ($)	57,118,446	12,745,028	8,592,882	1,536,162
Shares Outstanding	3,951,543	792,752	590,390	122,031
Net Asset Value Per Share ($)	14.45	16.08	14.55	12.59
† Investments at cost ($):
Unaffiliated issuers	1,839,618,112	339,637,478	502,630,407	315,717,658
Affiliated issuers	152,200,205	16,207,765	299,952	14,907,595
††Value of securities on loan ($)	116,147,261	26,565,872	—	21,737,717

See notes to financial statements.

The Funds 109

STATEMENTS OF ASSETS AND LIABILITIES (continued)

		BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	International	Asset Allocation
	International Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund
Assets ($):
Investments in securities—
See Statement of Investments†
(including securities on loan)††—Note 1(c):
Unaffiliated issuers	1,004,511,629	1,110,915,499	105,025,510	280,720,037	183,615,876
Affiliated issuers	—	85,348	684,003	3,115,092	290,100,682
Cash	19,497,781	787,339	8,114	435,036	—
Cash denominated in foreign currency†††	1,529,341	16,920,365	—	584,085	—
Dividends receivable	3,552,102	2,459,927	—	1,650,319	—
Receivable for shares of
Beneficial Interest subscribed	3,152,846	457,963	—	642,187	156,050
Receivable for investment
securities sold	—	34,758,910	1,079,965	—	2,427,931
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4	—	5,630	—	—	—
Dividends and interest receivable	—	—	325,742	—	590,523
Prepaid expenses and other assets	24,119	26,601	249,001	7,536	19,117
	1,032,267,818	1,166,417,582	107,372,335	287,154,292	476,910,179
Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 3(b)	875,665	1,961,813	55,783	290,559	77,832
Due to Administrator—Note 3(a)	109,595	126,914	11,908	31,423	16,451
Cash overdraft due to Custodian	—	—	—	—	323,795
Payable for investment securities purchased	10,156,228	3,158,880	1,077,083	—	2,426,844
Payable for shares of
Beneficial Interest redeemed	1,390,488	3,501,147	171,228	756,949	191,115
Note payable—Note 2	—	31,900,000	—	—	—
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4	—	29,770	—	—	—
Interest payable—Note 2	—	10,602	—	2,232	—
Payable for futures variation margin—Note 4	—	—	6,960	—	—
Accrued expenses	58,847	79,553	60,350	50,595	50,575
	12,590,823	40,768,679	1,383,312	1,131,758	3,086,612
Net Assets ($)	1,019,676,995	1,125,648,903	105,989,023	286,022,534	473,823,567

110

		BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	International	Asset Allocation
	International Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund
Composition of Net Assets ($):
Paid-in capital	1,681,343,316	1,559,070,267	172,141,135	335,956,798	422,144,568
Accumulated undistributed
investment income—net	12,388,481	7,611,322	1,886,705	2,656,817	349,889
Accumulated net realized
gain (loss) on investments	(613,005,044)	(387,374,778)	(43,045,898)	(37,211,585)	22,079,324
Accumulated net unrealized appreciation
(depreciation) on investments and
foreign currency transactions	(61,049,758)	(53,657,908)	—	(15,379,496)	—
Accumulated net unrealized appreciation
(depreciation) on investments [including
($64,485) net unrealized (depreciation)
on financial futures for BNY Mellon
International Appreciation Fund]	—	—	(24,992,919)	—	29,249,786
Net Assets ($)	1,019,676,995	1,125,648,903	105,989,023	286,022,534	473,823,567
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,005,636,957	1,108,615,638	101,022,745	283,098,528	467,430,868
Shares Outstanding	87,045,366	138,954,566	8,072,648	23,740,293	40,617,667
Net Asset Value Per Share ($)	11.55	7.98	12.51	11.92	11.51
Investor Shares
Net Assets ($)	14,040,038	17,033,265	4,966,278	2,924,006	6,392,699
Shares Outstanding	1,144,997	2,085,187	401,623	244,186	551,880
Net Asset Value Per Share ($)	12.26	8.17	12.37	11.97	11.58
† Investments at cost ($):
Unaffiliated issuers	1,065,408,737	1,164,082,228	129,953,944	296,042,474	174,283,112
Affiliated issuers	—	85,348	684,003	3,115,092	270,183,660
††Value of securities on loan ($)	—	—	—	—	957,077
†††Cash denominated in
foreign currency (cost) ($)	1,558,456	17,269,415	—	589,201	—

See notes to financial statements.

The Funds 111

STATEMENTS OF OPERATIONS

Year Ended August 31, 2015

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Large Cap	Large Cap Market	Tax-Sensitive Large Cap	Income
	Stock Fund	Opportunities Fund	Multi-Strategy Fund	Stock Fund
Investment Income ($):
Income:
Cash dividends (net of $94,837 foreign taxes withheld
at source for BNY Mellon Income Stock Fund):
Unaffiliated issuers	9,759,961	1,176,366	5,388,840	35,018,900
Affiliated issuers	1,518	966,393	1,940,470	30,648
Income from securities lending—Note 1(c)	12,029	5,889	5,640	42,192
Total Income	9,773,508	2,148,648	7,334,950	35,091,740
Expenses:
Investment advisory fees—Note 3(a)	2,979,914	662,466	2,284,778	7,975,325
Administration fees—Note 3(a)	565,197	93,604	358,440	1,512,674
Custodian fees—Note 3(b)	57,122	19,390	23,614	81,780
Professional fees	34,283	31,319	33,409	45,000
Shareholder servicing costs—Note 3(b)	29,518	2,896	10,676	35,751
Registration fees	29,456	30,160	32,327	29,543
Trustees’ fees and expenses—Note 3(c)	23,305	8,373	23,188	88,918
Prospectus and shareholders’ reports	8,390	2,008	4,788	7,626
Loan commitment fees—Note 2	3,874	1,871	4,879	12,397
Interest expense—Note 2	1,811	—	—	—
Miscellaneous	23,114	22,819	27,987	30,458
Total Expenses	3,755,984	874,906	2,804,086	9,819,472
Less—reduction in fees
due to earnings credits—Note 3(b)	(3)	(1)	(1)	(4)
Net Expenses	3,755,981	874,905	2,804,085	9,819,468
Investment Income—Net	6,017,527	1,273,743	4,530,865	25,272,272
Realized and Unrealized Gain (Loss)
on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	38,116,732	14,434,753	15,410,293	103,112,230
Affiliated issuers	—	2,571,686	3,612,676	—
Capital gain distributions:
Affiliated issuers	—	7,840,484	14,684,510	—
Net realized gain (loss) on options transactions	—	—	—	1,273,160
Net Realized Gain (Loss)	38,116,732	24,846,923	33,707,479	104,385,390
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	(39,821,717)	(17,046,020)	(20,849,659)	(150,845,518)
Affiliated issuers	—	(9,900,847)	(18,293,256)	—
Net unrealized appreciation
(depreciation) on options transactions	—	—	—	352,120
Net Unrealized Appreciation (Depreciation)	(39,821,717)	(26,946,867)	(39,142,915)	(150,493,398)
Net Realized and Unrealized Gain (Loss) on Investments	(1,704,985)	(2,099,944)	(5,435,436)	(46,108,008)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,312,542	(826,201)	(904,571)	(20,835,736)

See notes to financial statements.

112

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	Mid Cap	Small Cap	Focused Equity	Small/Mid Cap
Multi-Strategy Fund		Multi-Strategy Fund	Opportunities Fund	Multi-Strategy Fund

Investment Income ($):
Income:
Cash dividends (net of $44,818, $8,866 and $13,677
foreign taxes withheld at source for BNY Mellon Mid
Cap Multi-Strategy Fund, BNY Mellon Small Cap
Multi-Strategy Fund and BNY Mellon Small/Mid
Cap Multi-Strategy Fund, respectively):
Unaffiliated issuers	25,343,219	3,217,494	10,035,345	3,147,071
Affiliated issuers	39,443	6,036	3,024	4,451
Income from securities lending—Note 1(c)	263,569	189,153	200	70,211
Interest	—	—	155	—
Total Income	25,646,231	3,412,683	10,038,724	3,221,733
Expenses:
Investment advisory fees—Note 3(a)	16,139,904	3,252,601	4,432,799	2,818,971
Administration fees—Note 3(a)	2,653,347	471,796	780,717	463,391
Custodian fees—Note 3(b)	161,238	92,827	49,628	113,605
Shareholder servicing costs—Note 3(b)	144,146	32,808	19,246	4,981
Trustees’ fees and expenses—Note 3(c)	125,185	22,857	39,263	22,832
Professional fees	71,306	38,107	34,581	37,619
Registration fees	64,124	30,747	34,365	32,366
Prospectus and shareholders’ reports	27,109	12,848	6,553	6,484
Loan commitment fees—Note 2	17,732	3,002	8,102	5,220
Interest expense—Note 2	—	—	4,155	—
Miscellaneous	49,462	20,018	24,763	23,981
Total Expenses	19,453,553	3,977,611	5,434,172	3,529,450
Less—reduction in fees due to earnings credits—Note 3(b)	(48)	(19)	(2)	(2)
Net Expenses	19,453,505	3,977,592	5,434,170	3,529,448
Investment Income (Loss)—Net	6,192,726	(564,909)	4,604,554	(307,715)
Realized and Unrealized Gain (Loss)
on Investments—Note 4 ($):
Net realized gain (loss) on investments	124,765,996	11,968,154	61,148,604	18,132,303
Net unrealized appreciation (depreciation) on investments	(137,886,801)	(5,697,100)	(86,397,807)	(11,767,489)
Net Realized and Unrealized Gain (Loss) on Investments	(13,120,805)	6,271,054	(25,249,203)	6,364,814
Net Increase (Decrease) in Net Assets
Resulting from Operations	(6,928,079)	5,706,145	(20,644,649)	6,057,099

See notes to financial statements.

The Funds 113

STATEMENTS OF OPERATIONS (continued)

		BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	International	Asset Allocation
	International Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund

Investment Income ($):
Income:
Cash dividends (net of $2,065,133, $4,241,626,
$293,821 and $1,280,911 foreign taxes
withheld at source for BNY Mellon International
Fund, BNY Mellon Emerging Markets Fund,
BNY Mellon International Appreciation Fund and
BNY Mellon International Equity Income Fund,
respectively):
Unaffiliated issuers	24,694,294	37,618,847	3,238,447	13,731,434	2,674,974
Affiliated issuers	9,223	7,105	1,197	2,719	4,274,208
Interest	—	11,820	17	566	1,723,508
Income from securities lending—Note 1(c)	—	—	—	—	3,542
Total Income	24,703,517	37,637,772	3,239,661	13,734,719	8,676,232
Expenses:
Investment advisory fees—Note 3(a)	8,329,401	18,085,087	568,061	2,705,631	1,375,428
Administration fees—Note 3(a)	1,208,190	1,938,595	140,072	392,424	194,326
Custodian fees—Note 3(b)	311,627	1,690,718	11,125	152,969	20,269
Professional fees	71,556	99,196	35,187	43,091	41,580
Trustees’ fees and expenses—Note 3(c)	62,714	99,118	6,889	20,678	28,124
Shareholder servicing costs—Note 3(b)	35,059	57,560	13,379	7,642	17,856
Registration fees	29,785	31,141	30,248	29,830	29,712
Loan commitment fees—Note 2	10,172	12,669	1,121	3,223	6,009
Prospectus and shareholders’ reports	7,067	9,679	6,304	6,023	2,227
Interest expense—Note 2	2,942	30,189	133	3,118	—
ADR fees	—	—	110,705	—	—
Miscellaneous	60,253	284,127	35,542	36,990	42,282
Total Expenses	10,128,766	22,338,079	958,766	3,401,619	1,757,813
Less—reduction in expenses
due to undertaking—Note 3(a)	—	—	—	—	(462,142)
Less—reduction in fees
due to earnings credits—Note 3(b)	(4)	(6)	(8)	(1)	(1)
Net Expenses	10,128,762	22,338,073	958,758	3,401,618	1,295,670
Investment Income—Net	14,574,755	15,299,699	2,280,903	10,333,101	7,380,562

114

		BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	BNY Mellon	Emerging	International	International	Asset Allocation
	International Fund	Markets Fund	Appreciation Fund	Equity Income Fund	Fund

Realized and Unrealized Gain (Loss)
on Investments—Note 4 ($):
Net realized gain (loss) on investments
and foreign currency transactions	(52,575,984)	(178,122,410)	—	(32,848,468)	—
Net realized gain (loss) on forward
foreign currency exchange contracts	353,454	(1,973,706)	—	31,369	—
Net realized gain (loss) on financial futures	—	—	(322,855)	—	—
Net realized gain (loss) on investments:
Unaffiliated issuers	—	—	(432,064)	—	4,858,596
Affiliated issuers	—	—	—	—	4,185,542
Capital gain distributions:
Unaffiliated issuers	—	—	—	—	1,736,681
Affiliated issuers	—	—	—	—	16,897,944
Net Realized Gain (Loss)	(52,222,530)	(180,096,116)	(754,919)	(32,817,099)	27,678,763
Net unrealized appreciation
(depreciation) on investments
and foreign currency transactions	(45,096,229)	(310,623,971)	—	(35,106,636)	—
Net unrealized appreciation
(depreciation) on forward foreign
currency exchange contracts	(1,924)	28,186	—	—	—
Net unrealized appreciation (depreciation)
on financial futures	—	—	(34,861)	—	—
Net unrealized appreciation
(depreciation) on investments:
Unaffiliated issuers	—	—	(9,873,745)	—	(9,410,876)
Affiliated issuers	—	—	—	—	(37,102,404)
Net Unrealized Appreciation (Depreciation)	(45,098,153)	(310,595,785)	(9,908,606)	(35,106,636)	(46,513,280)
Net Realized and Unrealized
Gain (Loss) on Investments	(97,320,683)	(490,691,901)	(10,663,525)	(67,923,735)	(18,834,517)
Net (Decrease) in Net Assets Resulting
from Operations	(82,745,928)	(475,392,202)	(8,382,622)	(57,590,634)	(11,453,955)

See notes to financial statements.

The Funds 115

STATEMENTS OF CHANGES IN NET ASSETS

			BNY Mellon Large Cap
	BNY Mellon Large Cap Stock Fund		Market Opportunities Fund
	Year Ended August 31,		Year Ended August 31,
	2015	2014	2015	2014
Operations ($):
Investment income—net	6,017,527	6,658,935	1,273,743	1,451,792
Net realized gain (loss) on investments	38,116,732	240,523,951	24,846,923	27,709,219
Net unrealized appreciation (depreciation) on investments	(39,821,717)	(104,929,782)	(26,946,867)	16,774,415
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,312,542	142,253,104	(826,201)	45,935,426
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(5,612,113)	(6,578,118)	(2,735,909)	(2,627,874)
Investor Shares	(117,874)	(129,062)	(14,416)	(2,364)
Net realized gain on investments:
Class M Shares	(75,452,399)	(276,682,757)	(28,126,074)	(15,333,111)
Investor Shares	(2,051,151)	(6,356,857)	(162,969)	(15,341)
Total Dividends	(83,233,537)	(289,746,794)	(31,039,368)	(17,978,690)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	105,014,504	102,188,208	8,895,486	22,641,895
Investor Shares	5,442,502	6,674,853	2,038,911	1,095,640
Dividends reinvested:
Class M Shares	53,759,056	170,863,377	15,633,492	9,542,067
Investor Shares	1,999,029	5,699,397	87,402	7,599
Cost of shares redeemed:
Class M Shares	(151,889,288)	(392,623,979)	(54,768,872)	(84,005,367)
Investor Shares	(8,137,824)	(16,968,010)	(1,484,859)	(617,681)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	6,187,979	(124,166,154)	(29,598,440)	(51,335,847)
Total Increase (Decrease) in Net Assets	(72,733,016)	(271,659,844)	(61,464,009)	(23,379,111)
Net Assets ($):
Beginning of Period	481,117,198	752,777,042	192,840,081	216,219,192
End of Period	408,384,182	481,117,198	131,376,072	192,840,081
Undistributed investment income—net	80,641	102,520	398,322	562,590
Capital Share Transactions (Shares):
Class M Shares
Shares sold	16,518,103	14,961,103	625,247	1,496,568
Shares issued for dividends reinvested	8,691,257	26,962,119	1,134,506	644,299
Shares redeemed	(23,419,675)	(49,885,750)	(3,785,593)	(5,499,352)
Net Increase (Decrease) in Shares Outstanding	1,789,685	(7,962,528)	(2,025,840)	(3,358,485)
Investor Shares
Shares sold	827,889	879,010	140,670	70,970
Shares issued for dividends reinvested	322,892	897,303	6,302	510
Shares redeemed	(1,251,214)	(2,026,510)	(101,676)	(39,963)
Net Increase (Decrease) in Shares Outstanding	(100,433)	(250,197)	45,296	31,517

See notes to financial statements.

116

	BNY Mellon Tax-Sensitive
	Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Year Ended August 31,		Year Ended August 31,
	2015	2014	2015	2014
Operations ($):
Investment income—net	4,530,865	5,634,882	25,272,272	23,924,437
Net realized gain (loss) on investments	33,707,479	58,839,675	104,385,390	120,348,611
Net unrealized appreciation (depreciation) on investments	(39,142,915)	67,648,536	(150,493,398)	109,277,384
Net Increase (Decrease) in Net Assets
Resulting from Operations	(904,571)	132,123,093	(20,835,736)	253,550,432
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(7,192,207)	(8,697,498)	(24,976,110)	(23,938,332)
Investor Shares	(57,298)	(2,065)	(252,824)	(108,436)
Net realized gain on investments:
Class M Shares	(57,273,113)	(21,406,582)	(127,193,057)	(37,420,387)
Investor Shares	(523,700)	(8,762)	(1,400,716)	(137,721)
Total Dividends	(65,046,318)	(30,114,907)	(153,822,707)	(61,604,876)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	27,793,897	49,785,143	190,335,138	251,807,801
Investor Shares	1,939,911	4,592,845	17,969,397	14,287,359
Dividends reinvested:
Class M Shares	51,004,374	20,533,885	67,935,234	22,677,254
Investor Shares	283,387	10,827	1,295,717	215,737
Cost of shares redeemed:
Class M Shares	(86,113,878)	(335,575,104)	(263,087,249)	(192,299,027)
Investor Shares	(1,220,805)	(2,282,029)	(16,349,432)	(4,352,989)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(6,313,114)	(262,934,433)	(1,901,195)	92,336,135
Total Increase (Decrease) in Net Assets	(72,264,003)	(160,926,247)	(176,559,638)	284,281,691
Net Assets ($):
Beginning of Period	478,355,136	639,281,383	1,268,534,698	984,253,007
End of Period	406,091,133	478,355,136	1,091,975,060	1,268,534,698
Undistributed investment income—net	1,908,140	2,608,730	96,662	53,324
Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,739,475	3,127,442	20,590,143	27,439,072
Shares issued for dividends reinvested	3,333,619	1,319,658	7,541,083	2,518,201
Shares redeemed	(5,463,558)	(20,893,214)	(28,572,270)	(20,714,936)
Net Increase (Decrease) in Shares Outstanding	(390,464)	(16,446,114)	(441,044)	9,242,337
Investor Shares
Shares sold	119,413	283,402	1,915,659	1,499,156
Shares issued for dividends reinvested	18,154	683	142,375	23,465
Shares redeemed	(76,502)	(143,996)	(1,770,021)	(465,821)
Net Increase (Decrease) in Shares Outstanding	61,065	140,089	288,013	1,056,800
See notes to financial statements.

The Funds 117

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2015	2014	2015	2014
Operations ($):
Investment income (loss)—net	6,192,726	6,008,535	(564,909)	(767,760)
Net realized gain (loss) on investments	124,765,996	110,864,828	11,968,154	53,222,106
Net unrealized appreciation (depreciation) on investments	(137,886,801)	253,946,236	(5,697,100)	(2,358,237)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(6,928,079)	370,819,599	5,706,145	50,096,109
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(5,222,092)	(6,436,066)	—	—
Investor Shares	(32,692)	(68,259)	—	—
Net realized gain on investments:
Class M Shares	(112,802,264)	(82,167,114)	(15,772,731)	—
Investor Shares	(3,298,195)	(1,816,907)	(610,080)	—
Total Dividends	(121,355,243)	(90,488,346)	(16,382,811)	—
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	540,918,730	281,797,689	64,280,798	44,258,327
Investor Shares	33,791,197	32,357,068	6,043,757	4,797,347
Dividends reinvested:
Class M Shares	64,066,844	48,034,957	9,794,853	—
Investor Shares	2,748,036	1,594,057	481,674	—
Cost of shares redeemed:
Class M Shares	(202,860,269)	(254,700,059)	(42,985,217)	(44,682,812)
Investor Shares	(28,388,662)	(17,095,449)	(4,863,891)	(3,258,381)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	410,275,876	91,988,263	32,751,974	1,114,481
Total Increase (Decrease) in Net Assets	281,992,554	372,319,516	22,075,308	51,210,590
Net Assets ($):
Beginning of Period	1,974,520,439	1,602,200,923	359,097,833	307,887,243
End of Period	2,256,512,993	1,974,520,439	381,173,141	359,097,833
Undistributed investment
income (loss)—net	3,299,275	3,410,763	(1,139,754)	(592,232)
Capital Share Transactions (Shares):
Class M Shares
Shares sold	35,477,532	19,308,828	3,829,533	2,641,544
Shares issued for dividends reinvested	4,433,692	3,431,069	587,927	—
Shares redeemed	(13,275,294)	(17,347,675)	(2,522,982)	(2,668,257)
Net Increase (Decrease) in Shares Outstanding	26,635,930	5,392,222	1,894,478	(26,713)
Investor Shares
Shares sold	2,233,290	2,229,933	367,558	298,427
Shares issued for dividends reinvested	192,574	115,178	29,880	—
Shares redeemed	(1,886,014)	(1,184,000)	(294,490)	(198,568)
Net Increase (Decrease) in Shares Outstanding	539,850	1,161,111	102,948	99,859
See notes to financial statements.

118

	BNY Mellon Focused Equity		BNY Mellon Small/Mid Cap
	Opportunities Fund		Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2015	2014	2015	2014
Operations ($):
Investment income (loss)—net	4,604,554	3,960,020	(307,715)	2,049,420
Net realized gain (loss) on investments	61,148,604	107,670,666	18,132,303	107,737,911
Net unrealized appreciation (depreciation) on investments	(86,397,807)	49,308,976	(11,767,489)	(25,461,563)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(20,644,649)	160,939,662	6,057,099	84,325,768
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,475,992)	(4,990,326)	—	(2,444,709)
Investor Shares	(30,274)	(10,658)	—	(3,840)
Net realized gain on investments:
Class M Shares	(107,705,077)	(43,201,156)	(101,042,144)	(26,997,201)
Investor Shares	(1,250,725)	(111,275)	(621,220)	(60,634)
Total Dividends	(112,462,068)	(48,313,415)	(101,663,364)	(29,506,384)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	121,511,302	134,940,084	50,415,720	20,968,147
Investor Shares	14,081,498	5,384,521	2,509,601	4,320,253
Dividends reinvested:
Class M Shares	64,142,086	26,641,196	67,444,832	18,111,234
Investor Shares	978,916	112,908	405,065	55,878
Cost of shares redeemed:
Class M Shares	(166,854,155)	(138,547,390)	(94,347,846)	(146,438,338)
Investor Shares	(8,552,226)	(3,364,762)	(3,870,796)	(1,884,562)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	25,307,421	25,166,557	22,556,576	(104,867,388)
Total Increase (Decrease) in Net Assets	(107,799,296)	137,792,804	(73,049,689)	(50,048,004)
Net Assets ($):
Beginning of Period	677,790,752	539,997,948	414,422,003	464,470,007
End of Period	569,991,456	677,790,752	341,372,314	414,422,003
Undistributed investment income (loss)—net	3,816,099	2,717,811	(222,857)	5,503
Capital Share Transactions (Shares):
Class M Shares
Shares sold	7,665,315	8,119,093	3,742,275	1,280,357
Shares issued for dividends reinvested	4,189,555	1,702,313	5,551,015	1,170,732
Shares redeemed	(10,418,965)	(8,349,038)	(6,798,439)	(8,971,607)
Net Increase (Decrease) in Shares Outstanding	1,435,905	1,472,368	2,494,851	(6,520,518)
Investor Shares
Shares sold	874,215	326,470	179,466	266,756
Shares issued for dividends reinvested	64,318	7,238	33,615	3,626
Shares redeemed	(544,225)	(202,095)	(273,977)	(116,668)
Net Increase (Decrease) in Shares Outstanding	394,308	131,613	(60,896)	153,714

See notes to financial statements.

The Funds 119

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund
	Year Ended August 31,		Year Ended August 31,
	2015	2014	2015	2014
Operations ($):
Investment income—net	14,574,755	12,442,006	15,299,699	20,314,914
Net realized gain (loss) on investments	(52,222,530)	68,088,260	(180,096,116)	38,170,798
Net unrealized appreciation (depreciation) on investments	(45,098,153)	8,438,578	(310,595,785)	324,865,920
Net Increase (Decrease) in Net Assets
Resulting from Operations	(82,745,928)	88,968,844	(475,392,202)	383,351,632
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(14,400,687)	(9,398,282)	(22,289,722)	(21,077,630)
Investor Shares	(201,687)	(94,457)	(304,846)	(134,594)
Total Dividends	(14,602,374)	(9,492,739)	(22,594,568)	(21,212,224)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	351,929,668	466,602,462	198,022,883	380,383,384
Investor Shares	19,615,699	9,925,009	25,468,886	25,557,631
Dividends reinvested:
Class M Shares	3,525,703	1,980,309	4,773,026	4,429,908
Investor Shares	127,975	78,661	214,050	104,032
Cost of shares redeemed:
Class M Shares	(243,506,991)	(77,103,607)	(649,204,470)	(528,279,852)
Investor Shares	(13,737,139)	(6,284,913)	(24,902,599)	(16,688,711)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	117,954,915	395,197,921	(445,628,224)	(134,493,608)
Total Increase (Decrease) in Net Assets	20,606,613	474,674,026	(943,614,994)	227,645,800
Net Assets ($):
Beginning of Period	999,070,382	524,396,356	2,069,263,897	1,841,618,097
End of Period	1,019,676,995	999,070,382	1,125,648,903	2,069,263,897
Undistributed investment income—net	12,388,481	12,852,542	7,611,322	19,989,036
Capital Share Transactions (Shares):
Class M Shares
Shares sold	29,375,912	37,197,981	20,908,039	38,809,061
Shares issued for dividends reinvested	313,954	166,413	522,785	448,371
Shares redeemed	(20,484,370)	(6,210,847)	(68,803,608)	(53,935,438)
Net Increase (Decrease) in Shares Outstanding	9,205,496	31,153,547	(47,372,784)	(14,678,006)
Investor Shares
Shares sold	1,531,589	752,109	2,566,417	2,499,311
Shares issued for dividends reinvested	10,718	6,213	22,868	10,260
Shares redeemed	(1,060,377)	(470,168)	(2,544,094)	(1,633,928)
Net Increase (Decrease) in Shares Outstanding	481,930	288,154	45,191	875,643

See notes to financial statements.

120

	BNY Mellon		BNY Mellon International
	International Appreciation Fund		Equity Income Fund
	Year Ended August 31,		Year Ended August 31,
	2015	2014	2015	2014
Operations ($):
Investment income—net	2,280,903	3,134,367	10,333,101	12,094,755
Net realized gain (loss) on investments	(754,919)	379,369	(32,817,099)	2,794,302
Net unrealized appreciation (depreciation) on investments	(9,908,606)	11,287,964	(35,106,636)	11,110,733
Net Increase (Decrease) in Net Assets
Resulting from Operations	(8,382,622)	14,801,700	(57,590,634)	25,999,790
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,106,454)	(2,202,471)	(11,647,603)	(10,136,788)
Investor Shares	(143,667)	(97,873)	(88,042)	(14,404)
Total Dividends	(3,250,121)	(2,300,344)	(11,735,645)	(10,151,192)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	24,753,960	13,738,275	146,976,624	202,314,910
Investor Shares	349,812	173,521	4,374,118	2,094,589
Dividends reinvested:
Class M Shares	233,016	152,529	2,979,153	2,697,636
Investor Shares	139,904	96,784	11,600	10,915
Cost of shares redeemed:
Class M Shares	(24,093,192)	(12,943,567)	(139,673,758)	(44,350,921)
Investor Shares	(296,254)	(318,481)	(1,882,695)	(1,235,314)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	1,087,246	899,061	12,785,042	161,531,815
Total Increase (Decrease) in Net Assets	(10,545,497)	13,400,417	(56,541,237)	177,380,413
Net Assets ($):
Beginning of Period	116,534,520	103,134,103	342,563,771	165,183,358
End of Period	105,989,023	116,534,520	286,022,534	342,563,771
Undistributed investment income—net	1,886,705	2,855,923	2,656,817	4,184,813
Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,917,937	999,329	11,030,480	13,965,897
Shares issued for dividends reinvested	18,776	11,538	220,097	186,008
Shares redeemed	(1,867,229)	(950,808)	(10,556,975)	(3,058,624)
Net Increase (Decrease) in Shares Outstanding	69,484	60,059	693,602	11,093,281
Investor Shares
Shares sold	26,265	13,069	321,582	140,397
Shares issued for dividends reinvested	11,383	7,400	836	738
Shares redeemed	(22,617)	(23,680)	(139,946)	(83,100)
Net Increase (Decrease) in Shares Outstanding	15,031	(3,211)	182,472	58,035

See notes to financial statements.

The Funds 121

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Asset Allocation Fund
		Year Ended August 31,
	2015	2014
Operations ($):
Investment income—net	7,380,562	6,564,715
Net realized gain (loss) on investments	27,678,763	37,465,721
Net unrealized appreciation (depreciation) on investments	(46,513,280)	24,556,757
Net Increase (Decrease) in Net Assets
Resulting from Operations	(11,453,955)	68,587,193
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(12,516,765)	(9,401,580)
Investor Shares	(167,238)	(103,512)
Net realized gain on investments:
Class M Shares	(18,177,531)	(23,978,914)
Investor Shares	(275,821)	(292,104)
Total Dividends	(31,137,355)	(33,776,110)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	45,747,505	74,623,554
Investor Shares	2,974,230	4,044,875
Dividends reinvested:
Class M Shares	15,676,886	19,364,809
Investor Shares	404,901	361,969
Cost of shares redeemed:
Class M Shares	(45,694,871)	(45,909,198)
Investor Shares	(4,691,385)	(1,452,314)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	14,417,266	51,033,695
Total Increase (Decrease) in Net Assets	(28,174,044)	85,844,778
Net Assets ($):
Beginning of Period	501,997,611	416,152,833
End of Period	473,823,567	501,997,611
Undistributed investment income—net	349,889	432,191
Capital Share Transactions (Shares):
Class M Shares
Shares sold	3,756,904	6,212,862
Shares issued for dividends reinvested	1,321,000	1,623,930
Shares redeemed	(3,745,414)	(3,766,568)
Net Increase (Decrease) in Shares Outstanding	1,332,490	4,070,224
Investor Shares
Shares sold	241,148	328,225
Shares issued for dividends reinvested	33,815	30,108
Shares redeemed	(382,565)	(119,378)
Net Increase (Decrease) in Shares Outstanding	(107,602)	238,955

See notes to financial statements.

122

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distribu-tions.These figures have been derived from the funds’ financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Large Cap Stock Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	7.15	9.97	9.17	8.14	7.16
Investment Operations:
Investment income—net[a]	.09	.09	.12	.08	.09
Net realized and unrealized
gain (loss) on investments	(.04)	1.88	1.21	1.03	.98
Total from Investment Operations	.05	1.97	1.33	1.11	1.07
Distributions:
Dividends from investment income—net	(.08)	(.10)	(.12)	(.08)	(.09)
Dividends from net realized gain on investments	(1.20)	(4.69)	(.41)	—	—
Total Distributions	(1.28)	(4.79)	(.53)	(.08)	(.09)
Net asset value, end of period	5.92	7.15	9.97	9.17	8.14
Total Return (%)	.12	26.27	15.16	13.73	14.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.80	.81	.80
Ratio of net expenses to average net assets	.81	.81	.80	.81	.80
Ratio of net investment income
to average net assets	1.32	1.20	1.23	.95	.98
Portfolio Turnover Rate	52.80	142.41	50.96	76.82	86.71
Net Assets, end of period ($ x 1,000)	398,485	468,446	732,612	971,849	1,093,037

a Based on average shares outstanding.
See notes to financial statements.

The Funds 123

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Large Cap Stock Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	7.15	9.97	9.17	8.15	7.16
Investment Operations:
Investment income—net[a]	.07	.07	.09	.06	.06
Net realized and unrealized
gain (loss) on investments	(.03)	1.88	1.21	1.02	1.00
Total from Investment Operations	.04	1.95	1.30	1.08	1.06
Distributions:
Dividends from investment income—net	(.07)	(.08)	(.09)	(.06)	(.07)
Dividends from net realized gain on investments	(1.20)	(4.69)	(.41)	—	—
Total Distributions	(1.27)	(4.77)	(.50)	(.06)	(.07)
Net asset value, end of period	5.92	7.15	9.97	9.17	8.15
Total Return (%)	(.13)	25.96	14.87	13.33	14.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.06	1.06	1.06	1.05
Ratio of net expenses to average net assets	1.06	1.06	1.06	1.06	1.05
Ratio of net investment income
to average net assets	1.08	.93	.99	.71	.68
Portfolio Turnover Rate	52.80	142.41	50.96	76.82	86.71
Net Assets, end of period ($ x 1,000)	9,900	12,672	20,165	12,344	12,986

a Based on average shares outstanding.
See notes to financial statements.

124

			Class M Shares
			Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	16.21	14.21	12.16	11.00	9.48
Investment Operations:
Investment income—net[a]	.11	.11	.10	.06	.02
Net realized and unrealized
gain (loss) on investments	(.28)	3.13	2.03	1.13	1.55
Total from Investment Operations	(.17)	3.24	2.13	1.19	1.57
Distributions:
Dividends from investment income—net	(.25)	(.18)	(.08)	(.03)	(.02)
Dividends from net realized gain on investments	(2.54)	(1.06)	—	—	(.03)
Total Distributions	(2.79)	(1.24)	(.08)	(.03)	(.05)
Net asset value, end of period	13.25	16.21	14.21	12.16	11.00
Total Return (%)	(1.72)	23.67	17.64	10.89	16.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.53	.53	.79	.78	.94
Ratio of net expenses to average net assets[b]	.53	.53	.79	.78	.75
Ratio of net investment income
to average net assets[b]	.78	.69	.76	.55	.21
Portfolio Turnover Rate	30.75	26.42	78.41	43.61	22.06
Net Assets, end of period ($ x 1,000)	130,257	192,209	216,116	152,458	117,994

a	Based on average shares outstanding.
b	Amount does not include the expenses of the underlying funds.

See notes to financial statements.

The Funds 125

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	16.29	14.28	12.25	10.98	9.48
Investment Operations:
Investment income—net[a]	.07	.06	.07	.13	.00 [b]
Net realized and unrealized
gain (loss) on investments	(.28)	3.17	2.04	1.14	1.54
Total from Investment Operations	(.21)	3.23	2.11	1.27	1.54
Distributions:
Dividends from investment income—net	(.22)	(.16)	(.08)	—	(.01)
Dividends from net realized gain on investments	(2.54)	(1.06)	—	—	(.03)
Total Distributions	(2.76)	(1.22)	(.08)	—	(.04)
Net asset value, end of period	13.32	16.29	14.28	12.25	10.98
Total Return (%)	(1.99)	23.54	17.29	11.57	16.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.79	.81	1.05	1.02	1.24
Ratio of net expenses to average net assets[c]	.79	.81	1.05	1.02	1.00
Ratio of net investment income
to average net assets[c]	.50	.45	.48	.95	.03
Portfolio Turnover Rate	30.75	26.42	78.41	43.61	22.06
Net Assets, end of period ($ x 1,000)	1,119	631	103	28	11

a	Based on average shares outstanding.
[b]	Amount represents less than $.01 per share.
c	Amount does not include the expenses of the underlying funds.

See notes to financial statements.

126

			Class M Shares
			Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	17.12	14.45	12.50	11.14	9.52
Investment Operations:
Investment income—net[a]	.16	.15	.13	.09	.06
Net realized and unrealized
gain (loss) on investments	(.23)	3.22	1.93	1.32	1.61
Total from Investment Operations	(.07)	3.37	2.06	1.41	1.67
Distributions:
Dividends from investment income—net	(.26)	(.20)	(.11)	(.05)	(.02)
Dividends from net realized gain on investments	(2.08)	(.50)	—	—	(.03)
Total Distributions	(2.34)	(.70)	(.11)	(.05)	(.05)
Net asset value, end of period	14.71	17.12	14.45	12.50	11.14
Total Return (%)	(.94)	23.82	16.60	12.75	17.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.61	.61	.79	.87	1.28
Ratio of net expenses to average net assets[b]	.61	.61	.79	.87	.88
Ratio of net investment income
to average net assets[b]	.99	.95	.97	.78	.51
Portfolio Turnover Rate	20.63	13.01	82.04	32.62	29.24
Net Assets, end of period ($ x 1,000)	401,855	474,496	638,085	123,250	75,326

a	Based on average shares outstanding.
[b]	Amount does not include the expenses of the underlying funds.

See notes to financial statements.

The Funds 127

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	17.40	14.64	12.41	11.04	9.52
Investment Operations:
Investment income—net[a]	.12	.08	.13	.06	.03
Net realized and unrealized
gain (loss) on investments	(.23)	3.30	2.10	1.31	1.54
Total from Investment Operations	(.11)	3.38	2.23	1.37	1.57
Distributions:
Dividends from investment income—net	(.23)	(.12)	—	—	(.02)
Dividends from net realized gain on investments	(2.08)	(.50)	—	—	(.03)
Total Distributions	(2.31)	(.62)	—	—	(.05)
Net asset value, end of period	14.98	17.40	14.64	12.41	11.04
Total Return (%)	(1.19)	23.47	17.97	12.51	16.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.86	.87	1.05	1.11	1.77
Ratio of net expenses to average net assets[b]	.86	.87	1.03	1.11	1.13
Ratio of net investment income
to average net assets[b]	.74	.53	.89	.46	.26
Portfolio Turnover Rate	20.63	13.01	82.04	32.62	29.24
Net Assets, end of period ($ x 1,000)	4,237	3,859	1,196	12	11

[a]	Based on average shares outstanding.
[b]	Amount does not include the expenses of the underlying funds.

See notes to financial statements.

128

			Class M Shares
			Year Ended August 31,
BNY Mellon Income Stock Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	9.94	8.39	6.99	6.28	5.49
Investment Operations:
Investment income—net[a]	.19	.19	.24	.21	.17
Net realized and unrealized
gain (loss) on investments	(.38)	1.86	1.41	.70	.79
Total from Investment Operations	(.19)	2.05	1.65	.91	.96
Distributions:
Dividends from investment income—net	(.19)	(.19)	(.24)	(.20)	(.17)
Dividends from net realized gain on investments	(.99)	(.31)	(.01)	—	—
Total Distributions	(1.18)	(.50)	(.25)	(.20)	(.17)
Net asset value, end of period	8.57	9.94	8.39	6.99	6.28
Total Return (%)	(2.28)	25.17	24.01	14.80	17.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.81	.82	.86
Ratio of net expenses to average net assets	.80	.80	.81	.82	.86
Ratio of net investment income
to average net assets	2.06	2.08	3.03	3.17	2.71
Portfolio Turnover Rate	65.75	57.74	41.79	35.60	72.27
Net Assets, end of period ($ x 1,000)	1,077,496	1,254,622	981,444	541,604	204,785

a Based on average shares outstanding.
See notes to financial statements.

The Funds 129

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Income Stock Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	10.02	8.45	7.04	6.33	5.54
Investment Operations:
Investment income—net[a]	.17	.16	.22	.19	.15
Net realized and unrealized
gain (loss) on investments	(.40)	1.89	1.43	.71	.80
Total from Investment Operations	(.23)	2.05	1.65	.90	.95
Distributions:
Dividends from investment income—net	(.17)	(.17)	(.23)	(.19)	(.16)
Dividends from net realized gain on investments	(.99)	(.31)	(.01)	—	—
Total Distributions	(1.16)	(.48)	(.24)	(.19)	(.16)
Net asset value, end of period	8.63	10.02	8.45	7.04	6.33
Total Return (%)	(2.64)	24.75	23.84	14.45	17.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.07	1.06	1.06	1.12
Ratio of net expenses to average net assets	1.05	1.07	1.06	1.06	1.12
Ratio of net investment income
to average net assets	1.81	1.74	2.80	2.91	2.32
Portfolio Turnover Rate	65.75	57.74	41.79	35.60	72.27
Net Assets, end of period ($ x 1,000)	14,479	13,913	2,809	1,235	1,056

[a] Based on average shares outstanding.
See notes to financial statements.

130

			Class M Shares
			Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	15.58	13.33	11.65	11.41	9.31
Investment Operations:
Investment income (loss)—net[a]	.05	.05	.07	.01	(.00)[b]
Net realized and unrealized
gain (loss) on investments	(.04)	2.94	2.60	.60	2.10
Total from Investment Operations	.01	2.99	2.67	.61	2.10
Distributions:
Dividends from investment income—net	(.04)	(.05)	(.03)	(.04)	(.00)[b]
Dividends from net realized gain on investments	(.89)	(.69)	(.96)	(.33)	—
Total Distributions	(.93)	(.74)	(.99)	(.37)	(.00)[b]
Net asset value, end of period	14.66	15.58	13.33	11.65	11.41
Total Return (%)	.15	23.09	24.74	5.66	22.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.90	.92	.90	.90
Ratio of net expenses to average net assets	.90	.90	.92	.90	.90
Ratio of net investment income (loss)
to average net assets	.29	.33	.59	.09	(.01)
Portfolio Turnover Rate	73.87	53.63	106.59	156.98	132.20
Net Assets, end of period ($ x 1,000)	2,199,395	1,922,073	1,572,562	1,188,324	1,280,742

[a]	Based on average shares outstanding.
[b]	Amount represents less than $.01 per share.

See notes to financial statements.

The Funds 131

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	15.37	13.17	11.52	11.29	9.24
Investment Operations:
Investment income (loss)—net[a]	.01	.01	.04	(.02)	(.03)
Net realized and unrealized
gain (loss) on investments	(.03)	2.91	2.57	.60	2.08
Total from Investment Operations	(.02)	2.92	2.61	.58	2.05
Distributions:
Dividends from investment income—net	(.01)	(.03)	—	(.02)	—
Dividends from net realized gain on investments	(.89)	(.69)	(.96)	(.33)	—
Total Distributions	(.90)	(.72)	(.96)	(.35)	—
Net asset value, end of period	14.45	15.37	13.17	11.52	11.29
Total Return (%)	(.08)	22.74	24.46	5.36	22.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.15	1.17	1.15	1.15
Ratio of net expenses to average net assets	1.15	1.15	1.17	1.15	1.15
Ratio of net investment income (loss)
to average net assets	.04	.08	.37	(.16)	(.26)
Portfolio Turnover Rate	73.87	53.63	106.59	156.98	132.20
Net Assets, end of period ($ x 1,000)	57,118	52,447	29,639	25,283	28,098

[a] Based on average shares outstanding.
See notes to financial statements.

132

			Class M Shares
			Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	17.18	14.78	11.53	10.78	8.94
Investment Operations:
Investment income (loss)—net[a]	(.02)	(.04)	.01	(.00)[b]	(.02)
Net realized and unrealized
gain (loss) on investments	.25	2.44	3.27	1.05	1.86
Total from Investment Operations	.23	2.40	3.28	1.05	1.84
Distributions:
Dividends from investment income—net	—	—	(.03)	(.30)	—
Dividends from net realized gain on investments	(.76)	—	—	—	—
Total Distributions	(.76)	—	(.03)	(.30)	—
Net asset value, end of period	16.65	17.18	14.78	11.53	10.78
Total Return (%)	1.33	16.24	28.51	10.05	20.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.03	1.05	1.04	1.01
Ratio of net expenses to average net assets	1.03	1.03	1.05	1.04	1.01
Ratio of net investment income (loss)
to average net assets	(.14)	(.21)	.09	(.01)	(.16)
Portfolio Turnover Rate	90.30	92.86	128.11	148.75	161.05
Net Assets, end of period ($ x 1,000)	368,428	347,613	299,415	232,952	351,122

[a]	Based on average shares outstanding.
[b]	Amount represents less than $.01 per share.

See notes to financial statements.

The Funds 133

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	16.65	14.36	11.21	10.49	8.72
Investment Operations:
Investment (loss)—net[a]	(.06)	(.07)	(.02)	(.03)	(.04)
Net realized and unrealized
gain (loss) on investments	.25	2.36	3.17	1.03	1.81
Total from Investment Operations	.19	2.29	3.15	1.00	1.77
Distributions:
Dividends from investment income—net	—	—	—	(.28)	—
Dividends from net realized gain on investments	(.76)	—	—	—	—
Total Distributions	(.76)	—	—	(.28)	—
Net asset value, end of period	16.08	16.65	14.36	11.21	10.49
Total Return (%)	1.13	15.95	28.10	9.76	20.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.28	1.30	1.29	1.26
Ratio of net expenses to average net assets	1.28	1.28	1.30	1.29	1.26
Ratio of net investment (loss)
to average net assets	(.39)	(.46)	(.16)	(.26)	(.39)
Portfolio Turnover Rate	90.30	92.86	128.11	148.75	161.05
Net Assets, end of period ($ x 1,000)	12,745	11,485	8,472	6,397	7,815

a Based on average shares outstanding.
See notes to financial statements.

134

			Class M Shares
			Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	18.30	15.24	13.08	12.04	10.09
Investment Operations:
Investment income—net[a]	.12	.11	.16	.08	.04
Net realized and unrealized
gain (loss) on investments	(.69)	4.31	2.12	1.01	1.96
Total from Investment Operations	(.57)	4.42	2.28	1.09	2.00
Distributions:
Dividends from investment income—net	(.10)	(.14)	(.12)	(.02)	(.05)
Dividends from net realized gain on investments	(2.97)	(1.22)	—	(.03)	—
Total Distributions	(3.07)	(1.36)	(.12)	(.05)	(.05)
Net asset value, end of period	14.66	18.30	15.24	13.08	12.04
Total Return (%)	(3.82)	30.54	17.54	9.07	19.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.85	.86	.87	.87
Ratio of net expenses to average net assets	.85	.85	.86	.87	.87
Ratio of net investment income
to average net assets	.73	.65	1.12	.62	.29
Portfolio Turnover Rate	74.72	76.48	77.03	59.71	58.98
Net Assets, end of period ($ x 1,000)	561,399	674,222	539,019	467,903	425,016

a Based on average shares outstanding.
See notes to financial statements.

The Funds 135

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	18.20	15.18	13.05	12.04	10.07
Investment Operations:
Investment income—net[a]	.08	.06	.12	.06	.00	[b]
Net realized and unrealized
gain (loss) on investments	(.69)	4.30	2.10	.99	1.99
Total from Investment Operations	(.61)	4.36	2.22	1.05	1.99
Distributions:
Dividends from investment income—net	(.07)	(.12)	(.09)	(.01)	(.02)
Dividends from net realized gain on investments	(2.97)	(1.22)	—	(.03)	—
Total Distributions	(3.04)	(1.34)	(.09)	(.04)	(.02)
Net asset value, end of period	14.55	18.20	15.18	13.05	12.04
Total Return (%)	(4.05)	30.18	17.12	8.73	19.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.11	1.13	1.13	1.12
Ratio of net expenses to average net assets	1.11	1.11	1.13	1.13	1.12
Ratio of net investment income
to average net assets	.47	.36	.90	.52	.00	[c]
Portfolio Turnover Rate	74.72	76.48	77.03	59.71	58.98
Net Assets, end of period ($ x 1,000)	8,593	3,569	979	203	26

[a]	Based on average shares outstanding.
[b]	Amount represents less than $.01 per share.
c	Amount represents less than .01%.

See notes to financial statements.

136

			Class M Shares
			Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	16.98	15.09	12.99	13.14	10.92
Investment Operations:
Investment income (loss)—net[a]	(.01)	.07	.12	.05	.04
Net realized and unrealized
gain (loss) on investments	.10	2.82	2.19	(.02)	2.31
Total from Investment Operations	.09	2.89	2.31	.03	2.35
Distributions:
Dividends from investment income—net	—	(.08)	(.21)	(.18)	(.04)
Dividends from net realized gain on investments	(4.35)	(.92)	—	—	(.09)
Total Distributions	(4.35)	(1.00)	(.21)	(.18)	(.13)
Net asset value, end of period	12.72	16.98	15.09	12.99	13.14
Total Return (%)	1.71	19.84	18.07	.34	21.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.91	.92	.92	.92
Ratio of net expenses to average net assets	.94	.91	.92	.92	.92
Ratio of net investment income (loss)
to average net assets	(.08)	.46	.83	.38	.29
Portfolio Turnover Rate	110.79	144.87	169.30	149.30	107.81
Net Assets, end of period ($ x 1,000)	339,836	411,334	464,031	526,484	510,512

[a] Based on average shares outstanding.
See notes to financial statements.

The Funds 137

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	16.88	15.02	12.94	13.11	10.89
Investment Operations:
Investment income (loss)—net[a]	(.04)	(.00)[b]	.09	.00 [b]	.01
Net realized and unrealized
gain (loss) on investments	.10	2.84	2.17	(.01)	2.30
Total from Investment Operations	.06	2.84	2.26	(.01)	2.31
Distributions:
Dividends from investment income—net	—	(.06)	(.18)	(.16)	—
Dividends from net realized gain on investments	(4.35)	(.92)	—	—	(.09)
Total Distributions	(4.35)	(.98)	(.18)	(.16)	(.09)
Net asset value, end of period	12.59	16.88	15.02	12.94	13.11
Total Return (%)	1.48	19.53	17.65	.08	21.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19	1.17	1.17	1.17	1.20
Ratio of net expenses to average net assets	1.19	1.17	1.17	1.17	1.20
Ratio of net investment income (loss)
to average net assets	(.32)	(.03)	.64	.04	.06
Portfolio Turnover Rate	110.79	144.87	169.30	149.30	107.81
Net Assets, end of period ($ x 1,000)	1,536	3,088	439	957	507

[a]	Based on average shares outstanding.
[b]	Amount represents less than $.01 per share.

See notes to financial statements.

138

			Class M Shares
			Year Ended August 31,
BNY Mellon International Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.72	11.14	9.29	9.94	9.38
Investment Operations:
Investment income—net[a]	.18	.21	.19	.22	.22
Net realized and unrealized
gain (loss) on investments	(1.16)	1.57	1.98	(.54)	.55
Total from Investment Operations	(.98)	1.78	2.17	(.32)	.77
Distributions:
Dividends from investment income—net	(.19)	(.20)	(.32)	(.33)	(.21)
Net asset value, end of period	11.55	12.72	11.14	9.29	9.94
Total Return (%)	(7.68)	16.11	23.74	(2.98)	8.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.03	1.05	1.04	1.02
Ratio of net expenses to average net assets	1.03	1.03	1.05	1.04	1.02
Ratio of net investment income
to average net assets	1.49	1.64	1.77	2.35	2.07
Portfolio Turnover Rate	112.69	92.94	55.78	44.62	57.38
Net Assets, end of period ($ x 1,000)	1,005,637	990,119	519,964	549,601	879,450

[a] Based on average shares outstanding.
See notes to financial statements.

The Funds 139

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon International Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	13.50	11.82	9.84	10.51	9.92
Investment Operations:
Investment income—net[a]	.15	.19	.17	.18	.21
Net realized and unrealized
gain (loss) on investments	(1.22)	1.67	2.10	(.54)	.56
Total from Investment Operations	(1.07)	1.86	2.27	(.36)	.77
Distributions:
Dividends from investment income—net	(.17)	(.18)	(.29)	(.31)	(.18)
Net asset value, end of period	12.26	13.50	11.82	9.84	10.51
Total Return (%)	(7.88)	15.85	23.36	(3.20)	7.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.28	1.30	1.29	1.27
Ratio of net expenses to average net assets	1.28	1.28	1.30	1.29	1.27
Ratio of net investment income
to average net assets	1.17	1.38	1.51	1.85	1.79
Portfolio Turnover Rate	112.69	92.94	55.78	44.62	57.38
Net Assets, end of period ($ x 1,000)	14,040	8,952	4,432	4,116	6,157

[a] Based on average shares outstanding.
See notes to financial statements.

140

			Class M Shares
			Year Ended August 31,
BNY Mellon Emerging Markets Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	10.98	9.11	9.19	10.65	10.02
Investment Operations:
Investment income—net[a]	.09	.10	.12	.12	.14
Net realized and unrealized
gain (loss) on investments	(2.96)	1.88	(.10)	(1.16)	.54
Total from Investment Operations	(2.87)	1.98	.02	(1.04)	.68
Distributions:
Dividends from investment income—net	(.13)	(.11)	(.10)	(.11)	(.05)
Dividends from net realized gain on investments	—	—	—	(.31)	—
Total Distributions	(.13)	(.11)	(.10)	(.42)	(.05)
Net asset value, end of period	7.98	10.98	9.11	9.19	10.65
Total Return (%)	(26.28)	21.82	.09	(9.55)	6.77
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.42	1.42	1.41	1.40	1.41
Ratio of net expenses to average net assets	1.42	1.42	1.41	1.40	1.41
Ratio of net investment income
to average net assets	.98	1.04	1.19	1.21	1.20
Portfolio Turnover Rate	107.27	70.89	53.25	67.21	77.45
Net Assets, end of period ($ x 1,000)	1,108,616	2,046,317	1,830,754	2,138,311	2,352,233

[a] Based on average shares outstanding.
See notes to financial statements.

The Funds 141

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Emerging Markets Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	11.25	9.33	9.41	10.91	10.27
Investment Operations:
Investment income—net[a]	.08	.09	.09	.09	.13
Net realized and unrealized
gain (loss) on investments	(3.04)	1.91	(.10)	(1.19)	.55
Total from Investment Operations	(2.96)	2.00	(.01)	(1.10)	.68
Distributions:
Dividends from investment income—net	(.12)	(.08)	(.07)	(.09)	(.04)
Dividends from net realized gain on investments	—	—	—	(.31)	—
Total Distributions	(.12)	(.08)	(.07)	(.40)	(.04)
Net asset value, end of period	8.17	11.25	9.33	9.41	10.91
Total Return (%)	(26.49)	21.57	(.19)	(9.86)	6.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67	1.67	1.65	1.65	1.67
Ratio of net expenses to average net assets	1.67	1.67	1.65	1.65	1.67
Ratio of net investment income
to average net assets	.76	.90	.90	.87	1.10
Portfolio Turnover Rate	107.27	70.89	53.25	67.21	77.45
Net Assets, end of period ($ x 1,000)	17,033	22,947	10,864	16,326	22,027

a Based on average shares outstanding.
See notes to financial statements.

142

			Class M Shares
			Year Ended August 31,
BNY Mellon International Appreciation Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	13.90	12.38	10.80	11.31	10.54
Investment Operations:
Investment income—net[a]	.27	.38	.27	.28	.36
Net realized and unrealized
gain (loss) on investments	(1.26)	1.42	1.69	(.39)	.68
Total from Investment Operations	(.99)	1.80	1.96	(.11)	1.04
Distributions:
Dividends from investment income—net	(.40)	(.28)	(.38)	(.40)	(.27)
Net asset value, end of period	12.51	13.90	12.38	10.80	11.31
Total Return (%)	(7.14)	14.65	18.39	(.55)	9.75
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.81	.83	.83	.70
Ratio of net expenses to average net assets	.83	.81	.83	.83	.70
Ratio of net investment income
to average net assets	2.02	2.78	2.27	2.66	2.94
Portfolio Turnover Rate	12.51	4.41	1.24	1.49	9.39
Net Assets, end of period ($ x 1,000)	101,023	111,225	98,361	119,730	198,122

a Based on average shares outstanding.
See notes to financial statements.

The Funds 143

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon International Appreciation Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	13.74	12.24	10.68	11.19	10.43
Investment Operations:
Investment income—net[a]	.23	.34	.25	.27	.33
Net realized and unrealized
gain (loss) on investments	(1.24)	1.41	1.66	(.41)	.67
Total from Investment Operations	(1.01)	1.75	1.91	(.14)	1.00
Distributions:
Dividends from investment income—net	(.36)	(.25)	(.35)	(.37)	(.24)
Net asset value, end of period	12.37	13.74	12.24	10.68	11.19
Total Return (%)	(7.32)	14.39	18.13	(.85)	9.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.06	1.08	1.09	.95
Ratio of net expenses to average net assets	1.08	1.06	1.08	1.09	.95
Ratio of net investment income
to average net assets	1.77	2.52	2.08	2.52	2.75
Portfolio Turnover Rate	12.51	4.41	1.24	1.49	9.39
Net Assets, end of period ($ x 1,000)	4,966	5,310	4,773	4,032	4,019

[a] Based on average shares outstanding.
See notes to financial statements.

144

		Class M Shares
		Year Ended August 31,
BNY Mellon International Equity Income Fund	2015	2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	14.82	13.81	12.87	12.50
Investment Operations:
Investment income—net[b]	.43	.75	.64	.65
Net realized and unrealized
gain (loss) on investments	(2.82)	.90	.87	(.02)
Total from Investment Operations	(2.39)	1.65	1.51	.63
Distributions:
Dividends from investment income—net	(.51)	(.64)	(.57)	(.26)
Net asset value, end of period	11.92	14.82	13.81	12.87
Total Return (%)	(16.51)	12.08	11.96	5.28	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.08	1.15	1.62	[d]
Ratio of net expenses to average net assets	1.07	1.08	1.15	1.20	[d]
Ratio of net investment income
to average net assets	3.25	5.13	4.57	7.38	[d]
Portfolio Turnover Rate	88.45	83.07	74.80	95.27	[c]
Net Assets, end of period ($ x 1,000)	283,099	341,645	165,132	81,034

a	From December 15, 2011 (commencement of operations) to August 31, 2012.
[b]	Based on average shares outstanding.
c	Not annualized.
[d] Annualized.

See notes to financial statements.

The Funds 145

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
		Year Ended August 31,
BNY Mellon International Equity Income Fund	2015	2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	14.89	13.89	12.88	12.50
Investment Operations:
Investment income—net[b]	.39	.50	.98	.65
Net realized and unrealized
gain (loss) on investments	(2.83)	1.11	.49	(.04)
Total from Investment Operations	(2.44)	1.61	1.47	.61
Distributions:
Dividends from investment income—net	(.48)	(.61)	(.46)	(.23)
Net asset value, end of period	11.97	14.89	13.89	12.88
Total Return (%)	(16.77)	11.79	11.56	5.10	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.33	1.36	1.42	2.10	[d]
Ratio of net expenses to average net assets	1.33	1.36	1.42	1.45	[d]
Ratio of net investment income
to average net assets	2.84	3.81	5.34	7.14	[d]
Portfolio Turnover Rate	88.45	83.07	74.80	95.27	[c]
Net Assets, end of period ($ x 1,000)	2,924	919	51	10

[a]	From December 15, 2011 (commencement of operations) to August 31, 2012.
[b]	Based on average shares outstanding.
c	Not annualized.
[d] Annualized.

See notes to financial statements.

146

			Class M Shares
			Year Ended August 31,
BNY Mellon Asset Allocation Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.57	11.68	10.97	10.63	9.85
Investment Operations:
Investment income—net[a]	.18	.17	.19	.17	.16
Net realized and unrealized
gain (loss) on investments	(.46)	1.67	.81	.43	.83
Total from Investment Operations	(.28)	1.84	1.00	.60	.99
Distributions:
Dividends from investment income—net	(.32)	(.26)	(.26)	(.21)	(.21)
Dividends from net realized gain on investments	(.46)	(.69)	(.03)	(.05)	—
Total Distributions	(.78)	(.95)	(.29)	(.26)	(.21)
Net asset value, end of period	11.51	12.57	11.68	10.97	10.63
Total Return (%)	(2.39)	16.25	9.20	5.72	10.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.35	.35	.37	.37	.53
Ratio of net expenses to average net assets[b]	.26	.26	.25	.27	.53
Ratio of net investment income
to average net assets[b]	1.48	1.43	1.69	1.59	1.49
Portfolio Turnover Rate	30.31	48.28	27.39 [c]	81.55	71.08
Net Assets, end of period ($ x 1,000)	467,431	493,660	411,214	392,948	365,661

[a] Based on average shares outstanding.
[b] Amount does not include the expenses of the underlying funds.
c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 27.03% .

See notes to financial statements.

The Funds 147

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Asset Allocation Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.64	11.74	11.03	10.69	9.90
Investment Operations:
Investment income—net[a]	.15	.14	.17	.14	.14
Net realized and unrealized
gain (loss) on investments	(.46)	1.68	.80	.43	.83
Total from Investment Operations	(.31)	1.82	.97	.57	.97
Distributions:
Dividends from investment income—net	(.29)	(.23)	(.23)	(.18)	(.18)
Dividends from net realized gain on investments	(.46)	(.69)	(.03)	(.05)	—
Total Distributions	(.75)	(.92)	(.26)	(.23)	(.18)
Net asset value, end of period	11.58	12.64	11.74	11.03	10.69
Total Return (%)	(2.62)	15.96	8.86	5.44	9.77
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.60	.61	.62	.62	.78
Ratio of net expenses to average net assets[b]	.51	.52	.50	.53	.78
Ratio of net investment income
to average net assets[b]	1.25	1.17	1.45	1.28	1.23
Portfolio Turnover Rate	30.31	48.28	27.39 [c]	81.55	71.08
Net Assets, end of period ($ x 1,000)	6,393	8,338	4,939	5,091	4,265

[a] Based on average shares outstanding.
[b] Amount does not include the expenses of the underlying funds.
c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 27.03% .

See notes to financial statements.

148

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified equity funds: BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund and the following non-diversified equity fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”).The objectives of the funds are as follows: BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon International Appreciation Fund seek long-term capital appreciation. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”).The Bank of NewYork Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services.Walter Scott & Partners Limited (“Walter Scott”), also a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser with respect to the U.S. Large Cap Equity Strategy of each fund. Robeco Investment Management, Inc. (“Robeco”), doing business as Boston Partners, and Geneva Capital Management LLC (“Geneva”) serve as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-investment adviser with respect to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy of the fund, respectively. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the

The Funds 149

NOTES TO FINANCIAL STATEMENTS (continued)

exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

BNY Mellon Asset Allocation Fund: Investments in debt securities, excluding short-term investments (other than U.S.Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid

150

price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S.Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset values, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either catego-

rized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2015 in valuing each fund’s investments.

At August 31, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy for the funds, except for BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund.

At August 31, 2014, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy for BNY Mellon International Fund and BNY Mellon International Equity Income Fund.

At August 31, 2014, $12,986,203 exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy for BNY Mellon Emerging Markets Fund.

The Funds 151

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other	Level 3— Significant
	Level 1—Unadjusted			Significant		Unobservable
		Quoted Prices	Observable Inputs			Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Large Cap
Stock Fund
Equity Securities—Domestic
Common Stocks†	406,867,729	—	—	—	—	—	406,867,729
Mutual Funds	5,951,295	—	—	—	—	—	5,951,295
BNY Mellon Large Cap
Market Opportunities Fund
Equity Securities—Domestic
Common Stocks†	59,361,921	—	—	—	—	—	59,361,921
Equity Securities—Foreign
Common Stocks†	1,560,768	—	—	—	—	—	1,560,768
Mutual Funds	70,273,760	—	—	—	—	—	70,273,760
BNY Mellon
Tax-Sensitive Large Cap
Multi-Strategy Fund
Equity Securities—Domestic
Common Stocks†	257,981,439	—	—	—	—	—	257,981,439
Equity Securities—Foreign
Common Stocks†	2,922,791	—	—	—	—	—	2,922,791
Mutual Funds	144,881,033	—	—	—	—	—	144,881,033
BNY Mellon
Income Stock Fund
Equity Securities—
Domestic
Common Stocks†	1,000,051,226	—	—	—	—	—	1,000,051,226
Equity Securities—
Domestic
Preferred Stocks†	11,379,676	—	—	—	—	—	11,379,676
Equity Securities—Foreign
Common Stocks†	38,067,293	—	—	—	—	—	38,067,293
Mutual Funds	35,029,870	—	—	—	—	—	35,029,870
Other Financial Instruments:
Options Written	—	(41,750)	—	—	—	—	(41,750)
BNY Mellon Mid Cap
Multi-Strategy Fund
Equity Securities—
Domestic
Common Stocks†	2,127,982,606	—	—	—	—	—	2,127,982,606
Equity Securities—Foreign
Common Stocks†	48,360,904	—	—	—	—	—	48,360,904
Exchange-Traded Funds	43,999,556	—	—	—	—	—	43,999,556
Master Limited Partnership
Interests†	2,703,352	—	—	—	—	—	2,703,352
Mutual Funds	152,200,205	—	—	—	—	—	152,200,205
Rights†	333	—	—	—	—	—	333

152

Table 1—Fair Value Measurements (continued)

			Investments in Securities
					Level 2—Other	Level 3— Significant
	Level 1—Unadjusted				Significant		Unobservable
		Quoted Prices	Observable Inputs				Inputs
	Assets ($)	Liabilities ($)	Assets ($)		Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Small Cap
Multi-Strategy Fund
Equity Securities—
Domestic Common
Stocks†	347,027,205	—	—		—	—	—	347,027,205
Equity Securities—
Foreign Common
Stocks†	27,935,325	—	—		—	—	—	27,935,325
Exchange-Traded Funds	1,478,681	—	—		—	—	—	1,478,681
Mutual Funds	16,207,765	—	—		—	—	—	16,207,765
BNY Mellon Focused Equity
Opportunities Fund
Equity Securities—
Domestic Common
Stocks†	548,275,618	—	—		—	—	—	548,275,618
Equity Securities—
Foreign Common
Stocks†	18,507,512	—	—		—	—	—	18,507,512
Mutual Funds	299,952	—	—		—	—	—	299,952
BNY Mellon Small/Mid Cap
Multi-Strategy Fund
Equity Securities—
Domestic Common
Stocks†	320,632,805	—	—		—	—	—	320,632,805
Equity Securities—
Foreign Common
Stocks†	12,422,155	—	—		—	—	—	12,422,155
Exchange-Traded Funds	2,229,580	—	—		—	—	—	2,229,580
Mutual Funds	14,907,595	—	—		—	—	—	14,907,595
BNY Mellon International Fund
Equity Securities—
Foreign Common
Stocks†	29,884,523	—	954,796,226	††	—	—	—	984,680,749
Exchange-Traded Funds	19,830,880	—	—		—	—	—	19,830,880
BNY Mellon
Emerging Markets Fund
Equity Securities—Foreign
Common Stocks†	83,752,254	—	983,138,143	††	—	5,684,823	—	1,072,575,220
Equity Securities—Foreign
Preferred Stocks†	—	—	17,843,215	††	—	—	—	17,843,215
Exchange-Traded Funds	20,497,064	—	—		—	—	—	20,497,064
Mutual Funds	85,348	—	—		—	—	—	85,348
Other Financial Instruments:
Forward Foreign Currency
Exchange Contracts†††	—	—	5,630		(29,770)	—	—	(24,140)

The Funds 153

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Fair Value Measurements (continued)

			Investments in Securities
					Level 2—Other	Level 3— Significant
	Level 1—Unadjusted				Significant		Unobservable
		Quoted Prices	Observable Inputs				Inputs
	Assets ($)	Liabilities ($)	Assets ($)		Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon International
Appreciation Fund
Equity Securities—Foreign
Common Stocks†	104,935,520	—	—		—	—	—	104,935,520
Mutual Funds	684,003	—	—		—	—	—	684,003
U.S. Treasury	—	—	89,990		—	—	—	89,990
Other Financial Instruments:
Financial Futures†††	—	(64,485)	—		—	—	—	(64,485)
BNY Mellon International
Equity Income Fund
Equity Securities—Foreign
Common Stocks†	—	—	280,708,120	††	—	—	—	280,708,120
Mutual Funds	3,115,092	—	—		—	—	—	3,115,092
Rights†	—	—	11,917	††	—	—	—	11,917
BNY Mellon
Asset Allocation Fund
Asset—Backed	—	—	148,332		—	—	—	148,332
Commercial
Mortgage—Backed	—	—	691,073		—	—	—	691,073
Corporate Bonds†	—	—	24,002,565		—	—	—	24,002,565
Equity Securities—Domestic
Common Stocks†	89,303,142	—	—		—	—	—	89,303,142
Exchange-Traded Funds	257,790	—	—		—	—	—	257,790
Foreign Government	—	—	1,161,312		—	—	—	1,161,312
Municipal Bonds†	—	—	4,080,088		—	—	—	4,080,088
Mutual Funds	321,153,927	—	—		—	—	—	321,153,927
U.S. Government
Agencies/
Mortgage—Backed	—	—	18,845,925		—	—	—	18,845,925
U.S. Treasury	—	—	14,072,404		—	—	—	14,072,404

† See Statement of Investments for additional detailed categorizations.
†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.
†††Amount shown represents unrealized appreciation (depreciation) at period end.

154

Table 2 summarizes the reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for BNY Mellon Emerging Markets Fund.

Table 2—Reconciliation of Level 3 Assets
Equity
Securities-
BNY Mellon Emerging Markets Fund	Foreign ($)
Balance as of 8/31/2014	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(2,433,995)
Purchases	—
Sales	—
Transfers into Level 3	8,118,818
Transfers out of Level 3	—
Balance as of 8/31/2015	5,684,823
The amount of total gains (losses) for the period
included in earnings attributable to the change
in unrealized gains (losses) relating to
investments still held at 8/31/2015	(2,433,995)

(b) Foreign currency transactions: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities.The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of NewYork Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Table 3 summarizes the amount The Bank of NewYork Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2015.

The Funds 155

NOTES TO FINANCIAL STATEMENTS (continued)

Table 3—Securities Lending Agreement
BNY Mellon Large Cap Stock Fund	$3,758
BNY Mellon Large Cap
Market Opportunities Fund	1,204
BNY Mellon Tax—Sensitive
Large Cap Multi—Strategy Fund	1,422
BNY Mellon Income Stock Fund	14,063
BNY Mellon Mid Cap Multi-Strategy Fund	68,097
BNY Mellon Small Cap
Multi-Strategy Fund	44,611
BNY Mellon Focused
Equity Opportunities Fund	49
BNY Mellon Small/Mid Cap
Multi-Strategy Fund	17,471
BNY Mellon Asset Allocation Fund	945

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Table 4 summarizes each fund’s investments in affiliated investment companies during the period ended August 31, 2015.

(e) Risk: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund invest in foreign markets which may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

BNY Mellon Asset Allocation Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general mar-

ket conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(f) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund normally declare and pay dividends from investment income-net monthly. BNY Mellon International Equity Income Fund normally declares and pays dividends from investment income-net quarterly. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund normally declare and pay dividends from investment income-net annually. With respect to each fund, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized

156

Table 4—Affiliated Investment Companies

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2014	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	8/31/2015	($)	Assets (%)	Distributions ($)
BNY Mellon Large Cap
Stock Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	1,762,927		64,481,559	65,188,874	—	—	1,055,612.3			—
Dreyfus Institutional Cash
Advantage Fund	—		25,340,519	20,444,836	—	—	4,895,683		1.2	—
Total	1,762,927		89,822,078	85,633,710	—	—	5,951,295		1.5	—
BNY Mellon
Large Cap Market
Opportunities Fund
BNY Mellon Income
Stock Fund, CI. M	26,709,319		—	4,929,646	395,286	(3,668,608)	18,506,351		14.1	3,019,803
Dreyfus Institutional Cash
Advantage Fund	1,218,848		8,844,118	10,062,966	—	—	—		—	—
Dreyfus Institutional
Preferred Plus
Money Market Fund	1,186,380		39,753,556	40,297,569	—	—	642,367.5			941
Dreyfus Research
Growth Fund, Cl. Y	41,747,965		—	14,255,678	1,622,286	(2,237,570)	26,877,003		20.5	2,295,278
Dreyfus Strategic
Value Fund, Cl. Y	34,836,324		—	7,147,730	554,114	(3,994,669)	24,248,039		18.4	3,489,914
Total	105,698,836		48,597,674	76,693,589	2,571,686	(9,900,847)	70,273,760		53.5	8,805,936
BNY Mellon
Tax-Sensitive Large Cap
Multi-Strategy Fund
BNY Mellon Income
Stock Fund, Cl. M	57,076,741		—	2,007,072	164,994	(7,873,184)	47,361,479		11.7	6,795,803
Dreyfus Institutional Cash
Advantage Fund	—		13,611,538	13,611,538	—	—	—		—	—
Dreyfus Institutional
Preferred Plus
Money Market Fund	1,308,884		67,440,142	66,142,208	—	—	2,606,818.6			—
Dreyfus Research
Growth Fund, Cl. Y	64,538,184		—	17,053,290	3,211,496	(3,920,471)	46,775,919		11.5	3,680,392
Dreyfus Strategic
Value Fund, Cl. Y	57,593,596		—	3,193,364	236,186	(6,499,601)	48,136,817		11.9	6,145,349
Total	180,517,405		81,051,680	102,007,472	3,612,676	(18,293,256) 144,881,033			35.7	16,621,544
BNY Mellon
Income Stock Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	22,923,853		422,089,359	409,983,342	—	—	35,029,870		3.2	—
Dreyfus Institutional Cash
Advantage Fund	—		140,549,205	140,549,205	—	—	—		—	—
Total	22,923,853		562,638,564	550,532,547	—	—	35,029,870		3.2	—

The Funds 157

NOTES TO FINANCIAL STATEMENTS (continued)

Table 4—Affiliated Investment Companies (continued)

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2014	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	8/31/2015	($)	Assets (%)	Distributions ($)
BNY Mellon Mid Cap
Multi-Strategy Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	26,314,856		483,458,847	448,091,881	—	—	61,681,822		2.8	—
Dreyfus Institutional Cash
Advantage Fund	26,858,910		513,010,195	449,350,722	—	—	90,518,383		4.0	—
Total	53,173,766		996,469,042	897,442,603	—	—	152,200,205		6.8	—
BNY Mellon Small Cap
Multi-Strategy Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	3,423,278		79,722,927	78,947,478	—	—	4,198,727		1.1	—
Dreyfus Institutional Cash
Advantage Fund	22,096,154		220,310,392	230,397,508	—	—	12,009,038		3.1	—
Total	25,519,432		300,033,319	309,344,986	—	—	16,207,765		4.2	—
BNY Mellon Focused
Equity Opportunities Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	2,904,985		104,926,277	107,531,310	—	—	299,952.1			—
Dreyfus Institutional Cash
Advantage Fund	—		3,624,049	3,624,049	—	—	—		—	—
Total	2,904,985		108,550,326	111,155,359	—	—	299,952.1			—
BNY Mellon Small/Mid Cap
Multi-Strategy Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	5,606,774		100,848,796	98,844,615	—	—	7,610,955		2.2	—
Dreyfus Institutional Cash
Advantage Fund	15,829,594		149,934,942	158,467,896	—	—	7,296,640		2.1	—
Total	21,436,368		250,783,738	257,312,511	—	—	14,907,595		4.3	—
BNY Mellon
International Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	14,680,791		312,212,880	326,893,671	—	—	—		—	—
BNY Mellon
Emerging Markets Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	19,099,791		435,550,544	454,564,987	—	—	85,348.0			—
BNY Mellon International
Appreciation Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	2,288,421		19,882,289	21,486,707	—	—	684,003.6			—

158

Table 4—Affiliated Investment Companies (continued)

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2014	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	8/31/2015	($)	Assets (%)	Distributions ($)
BNY Mellon International
Equity Income Fund
Dreyfus Institutional
Preferred Plus
Money Market Fund	3,435,128		151,697,200	152,017,236	—	—	3,115,092		1.1	—
BNY Mellon
Asset Allocation Fund
BNY Mellon Corporate
Bond Fund, CI. M	11,298,530		1,650,711	1,251,000	(33,517)	(329,754)	11,334,970		2.4%	374,712
BNY Mellon Emerging
Markets Fund, CI. M	40,292,594		1,846,441	10,269,000	(1,135,714)	(8,089,453)	22,644,868		4.8%	346,441
BNY Mellon Focused
Equity Opportunities
Fund, CI. M	39,365,337		10,120,323	5,031,000	(563,769)	(7,990,356)	35,900,535		7.6%	7,109,323
BNY Mellon Income
Stock Fund, CI. M	22,361,095		2,649,003	11,189,000	1,172,733	(3,523,461)	11,470,370		2.4%	2,649,003
BNY Mellon Intermediate
Bond Fund, CI. M	23,230,778		2,448,398	—	—	(375,245)	25,303,931		5.3%	448,398
BNY Mellon International
Fund, CI. M	24,109,035		356,707	—	—	(2,207,412)	22,258,330		4.7%	356,708
BNY Mellon Mid Cap
Multi-Strategy
Fund, CI. M	23,926,427		11,551,141	—	—	(1,440,139)	34,037,429		7.2%	1,913,140
BNY Mellon Short-Term
U.S. Government
Securities Fund, CI. M	9,942,881		59,599	7,038,000	(92,766)	60,077	2,931,791.6%			59,599
BNY Mellon Small/Mid Cap
Multi-Strategy
Fund, CI. M	7,932,152		2,030,172	—	—	(1,894,802)	8,067,522		1.7%	2,030,173
Dreyfus Emerging Markets
Debt Local Currency
Fund, Cl. Y	—		5,118,000	—	—	(452,845)	4,665,155.9%			—
Dreyfus Floating Rate
Income Fund, CI. Y	9,609,754		420,979	—	—	(278,938)	9,751,795		2.1%	420,979
Dreyfus Global Real
Estate Securities
Fund, CI. Y	7,447,751		224,323	—	—	(498,976)	7,173,098		1.5%	224,323
Dreyfus High Yield
Fund, CI. I	6,958,949		7,872,610	1,021,000	14,820	(780,969)	13,044,410		2.8%	719,797
Dreyfus Inflation Adjusted
Securities Fund, Cl. Y	5,542,001		18,813	5,413,948	(570,076)	423,210	—		—	21,649
Dreyfus Institutional Cash
Advantage Fund	286,200		4,592,027	4,878,227	—	—	—		—
Dreyfus Institutional
Preferred Plus
Money Market Fund	8,543,763		64,075,173	68,980,818	—	—	3,638,118.8%			7,083

The Funds 159

NOTES TO FINANCIAL STATEMENTS (continued)

Table 4—Affiliated Investment Companies (continued)

						Net Unrealized
Affiliated	Value				Net Realized	Appreciation	Value		Net	Dividends/
Investment Companies	8/31/2014	($)	Purchases ($)†	Sales ($)	Gain (Loss) ($)	(Depreciation) ($)	8/31/2015	($)	Assets (%)	Distributions ($)
BNY Mellon Asset
Allocation Fund
(continued)
Dreyfus International
Small Cap Fund, Cl. Y	—		15,315,000	—	—	(647,427)	14,667,573		3.1%	—
Dreyfus Research Growth
Fund, CI. Y	7,512,435		459,949	506,000	17,983	(189,696)	7,294,671		1.5%	459,949
Dreyfus Select Managers
Small Cap Growth
Fund, CI. Y	11,592,369		4,323,930	506,000	(4,738)	(153,587)	15,251,974		3.2%	1,181,931
Dreyfus Select Managers
Small Cap Value Fund,
CI. Y	10,362,960		4,388,390	506,000	8,866	(1,832,104)	12,422,112		2.6%	1,575,390
Dreyfus U.S. Equity Fund,
CI. Y	9,769,812		533,593	7,658,000	2,380,748	(2,624,326)	2,401,827.5%			533,593
Dreyfus/Newton International
Equity Fund, CI. Y	11,620,052		552,482	—	—	(930,971)	11,241,563		2.4%	552,482
Dynamic Total Return
Fund, CI. Y	7,567,657		—	—	—	24,333	7,591,990		1.6%	—
Global Stock Fund, CI. Y	17,160,762		187,479	9,963,000	2,990,972	(3,369,563)	7,006,650		1.5%	187,479
Total	316,433,294		140,795,243	134,210,993	4,185,542	(37,102,404) 290,100,682			61.2%	21,172,152

† Includes reinvested dividends/distributions.

capital gains can be offset by capital loss carryovers of a fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2015, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2015, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 5 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2015.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term

160

capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 6 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2015.

Table 5—Components of Accumulated Earnings

	Undistributed	Accumulated	Undistributed	Unrealized	Capital (Losses)
	Ordinary	Capital	Capital	Appreciation	Realized After
	Income ($)	(Losses) ($)	Gains ($)	(Depreciation) ($)	October 31, 2014 ($)†
BNY Mellon Large Cap Stock Fund	1,080,612	—	35,075,272	45,891,329	—
BNY Mellon Large Cap
Market Opportunities Fund	398,322	—	20,354,224	15,157,980	—
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	1,897,067	—	29,094,285	79,623,059	—
BNY Mellon Income Stock Fund	15,361,841	—	69,254,582	83,808,977	—
BNY Mellon Mid Cap Multi-Strategy Fund	3,681,550	—	101,407,745	378,009,028	—
BNY Mellon Small Cap Multi-Strategy Fund	—	—	13,170,789	32,737,161	—
BNY Mellon Focused Equity Opportunities Fund	3,922,154	—	43,855,433	63,577,474	—
BNY Mellon Small/Mid Cap Multi-Strategy Fund	2,396,053	—	17,197,752	16,550,487	—
BNY Mellon International Fund	14,980,097	(550,027,942)	—	(67,724,868)	(58,893,608)
BNY Mellon Emerging Markets Fund	7,870,700	(354,274,648)	—	(87,017,416)	—
BNY Mellon International Appreciation Fund	1,995,212	(42,376,809)	—	(25,770,515)	—
BNY Mellon International Equity Income Fund	2,663,183	(36,359,994)	—	(16,237,453)	—
BNY Mellon Asset Allocation Fund	1,009,883	—	22,307,453	28,361,663	—
† These losses were deferred for tax purposes to the first day of the following fiscal year.

Table 6—Capital Loss Carryover

					Post-Enactment	Post-Enactment
	Expiring in fiscal year				Short-Term	Long-Term
	2017	($)†	2018	($)†	Losses ($)††	Losses ($)†††	Total ($)
BNY Mellon International Fund	87,733,772		462,294,170		—	—	550,027,942
BNY Mellon Emerging Markets Fund	—		—		133,596,991	220,677,657	354,274,648
BNY Mellon International Appreciation Fund	15,657,135		—		773,775	25,945,899	42,376,809
BNY Mellon International Equity Income Fund	—		—		24,808,912	11,551,082	36,359,994

†	If not applied, the carryovers expire in the above fiscal years.
††	Post-enactment short-term losses which can be carried forward for an unlimited period.
†††	Post-enactment long-term losses which can be carried forward for an unlimited period.

The Funds 161

NOTES TO FINANCIAL STATEMENTS (continued)

Table 7 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2015 and August 31, 2014, respectively.

During the period ended August 31, 2015, as a result of permanent book to tax differences, where indicated, each identified fund increased (decreased) accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and (decreased) paid-in capital as summarized in Table 8. These permanent book to tax differences are primarily due to the tax treatment for real estate investment trusts for BNY Mellon Large Cap Stock Fund, short-term capital gain distributions from regulated investment company holdings and dividend reclassication for BNY Mellon Large Cap Market Opportunities Fund, real estate investment trusts, short-term capital gain distributions from

Table 7—Tax Character of Distributions Paid

				Long-Term
	Ordinary Income ($)		Capital Gains ($)
	2015	2014	2015	2014
BNY Mellon Large Cap Stock Fund	33,049,617	44,455,863	50,183,920	245,290,931
BNY Mellon Large Cap Market Opportunities Fund	6,814,516	3,336,229	24,224,852	14,642,461
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	18,169,833	27,437,989	46,876,485	2,676,918
BNY Mellon Income Stock Fund	69,863,917	38,828,091	83,958,790	22,776,785
BNY Mellon Mid Cap Multi-Strategy Fund	30,572,498	58,619,743	90,782,745	31,868,603
BNY Mellon Small Cap Multi-Strategy Fund	—	—	16,382,811	—
BNY Mellon Focused Equity Opportunities Fund	31,556,543	7,358,968	80,905,525	40,954,447
BNY Mellon Small/Mid Cap Multi-Strategy Fund	29,294,975	4,047,781	72,368,389	25,458,603
BNY Mellon International Fund	14,602,374	9,492,739	—	—
BNY Mellon Emerging Markets Fund	22,594,568	21,212,224	—	—
BNY Mellon International Appreciation Fund	3,250,121	2,300,344	—	—
BNY Mellon International Equity Income Fund	11,735,645	10,151,192	—	—
BNY Mellon Asset Allocation Fund	15,972,128	12,044,550	15,165,227	21,731,560

Table 8—Return of Capital Statement of Position

		Accumulated	Accumulated
		Undistributed	Net Realized	Paid-in
	Investment Income—Net ($)		Gain (Loss) ($)	Capital ($)
BNY Mellon Large Cap Stock Fund		(309,419)	309,419	—
BNY Mellon Large Cap Market Opportunities Fund		1,312,314	(1,312,314)	—
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		2,018,050	(2,018,050)	—
BNY Mellon Mid Cap Multi-Strategy Fund		(1,049,430)	1,049,430	—
BNY Mellon Small Cap Multi-Strategy Fund		17,387	79,226	(96,613)
BNY Mellon Small/Mid Cap Multi-Strategy Fund		79,355	(79,355)	—
BNY Mellon International Fund		(436,442)	436,442	—
BNY Mellon Emerging Markets Fund		(5,082,845)	5,082,845	—
BNY Mellon International Equity Income Fund		(125,452)	125,452	—
BNY Mellon Asset Allocation Fund		5,221,139	(5,220,006)	(1,133)

162

regulated investment company holdings and dividend reclassification for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, real estate investment trusts, a limited partnership and dividend reclassification for BNY Mellon Mid Cap Multi-Strategy Fund, real estate investment trusts, a limited partnership and net operating losses for BNY Mellon Small Cap Multi-Strategy Fund, real estate investment trusts and passive foreign investment companies for BNY Mellon Small/Mid Cap Multi-Strategy Fund, foreign exchange gains and losses and passive foreign investment companies for BNY Mellon International Fund, foreign exchange gains and losses, passive foreign investment companies and foreign capital gains taxes for BNY Mellon Emerging Markets Fund, foreign exchange gains and losses and passive foreign investment companies for BNY Mellon International Equity Income Fund and amortization adjustments, pay-down gains and losses on mortgage-backed securities and short-term capital gain distributions from regulated investment company holdings for BNY Mellon Asset Allocation Fund. Net assets and net asset values per share were not affected by these reclassifications.

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2015, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund and BNY Mellon Asset Allocation Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2015 for BNY Mellon Large Cap Stock Fund was approximately $164,100, with a related weighted average annualized interest rate of 1.10%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2015 for BNY Mellon Focused Equity Opportunities Fund was approximately $375,900, with a related weighted average annualized interest rate of 1.11%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2015 for BNY Mellon International Fund was approximately $266,800, with a related weighted average annualized interest rate of 1.10%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2015 for BNY Mellon Emerging Markets Fund was approximately $2,712,900, with a related weighted average annualized interest rate of 1.11%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2015 for BNY Mellon International Appreciation Fund was approximately $12,100, with a related weighted average annualized interest rate of 1.10%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2015 for BNY Mellon International Equity Income Fund was approximately $277,500, with a related weighted average annualized interest rate of 1.12%.

NOTE 3—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment

The Funds 163

NOTES TO FINANCIAL STATEMENTS (continued)

Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Large Cap Market Opportunities Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Multi-Strategy Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .50% of BNY Mellon International Appreciation Fund, .85% of BNY Mellon International Equity Income Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Asset Allocation Fund, the Investment Adviser has contractually agreed, from September 1, 2014 through December 31, 2015, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the total annual fund operating expenses of neither class (including indirect fees and expenses of the underlying funds, but excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $462,142 during the period ended August 31, 2015.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

No administration fee is applied to assets held by BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of other underlying funds.

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of other underlying funds.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets allocated to the U.S. Large Cap Equity Strategy.

Pursuant to separate sub-investment advisory agreements between Dreyfus and Robeco and Geneva, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of BNY Mellon Mid Cap Multi-Strategy Fund’s portfolio. Dreyfus pays Robeco and Geneva separate monthly fees at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Boston Partners Mid Cap Value Strategy and Geneva Mid Cap Growth Strategy, respectively. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the funds may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory

164

agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated sub-investment adviser in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Each fund has adopted a Shareholder Services Plan with respect to their Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 9 summarizes the amounts Investor shares were charged during the period ended August 31, 2015, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 9—Shareholder Services Plan Fees
BNY Mellon Large Cap Stock Fund	$ 29,436
BNY Mellon Large Cap
Market Opportunities Fund	2,873
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	10,685
BNY Mellon Income Stock Fund	35,658
BNY Mellon Mid Cap
Multi-Strategy Fund	143,183
BNY Mellon Small Cap
Multi-Strategy Fund	32,227
BNY Mellon Focused Equity
Opportunities Fund	19,201
BNY Mellon Small/Mid Cap
Multi-Strategy Fund	4,930
BNY Mellon International Fund	34,978
BNY Mellon Emerging Markets Fund	57,400
BNY Mellon International
Appreciation Fund	13,182
BNY Mellon International
Equity Income Fund	7,610
BNY Mellon Asset Allocation Fund	17,828

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 10 summarizes the amount each fund was charged during the period ended August 31, 2015 for cash management services, which is included in Shareholder servicing costs

The Funds 165

NOTES TO FINANCIAL STATEMENTS (continued)

in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 10.

Each fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for each fund.These fees are determined based on net assets, geographic region and transaction activity. Table 11 summarizes the amount each fund was charged during the period ended August 31, 2015 pursuant to the custody agreement.

Table 12 summarizes the amount each fund was charged for services performed by the Chief Compliance Officer and his staff during the period ended August 31, 2015.

Table 13 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and

Table 10—Cash Management Agreement Fees

	Dreyfus Transfer, Inc. Cash	Dreyfus Transfer, Inc.
	Management Fees ($)	Earnings Credits ($)
BNY Mellon Large Cap Stock Fund	77	(3)
BNY Mellon Large Cap Market Opportunities Fund	19	(1)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	25	(1)
BNY Mellon Income Stock Fund	92	(4)
BNY Mellon Mid Cap Multi-Strategy Fund	1,196	(48)
BNY Mellon Small Cap Multi-Strategy Fund	470	(19)
BNY Mellon Focused Equity Opportunities Fund	46	(2)
BNY Mellon Small/Mid Cap Multi-Strategy Fund	50	(2)
BNY Mellon International Fund	110	(4)
BNY Mellon Emerging Markets Fund	157	(6)
BNY Mellon International Appreciation Fund	197	(8)
BNY Mellon International Equity Income Fund	29	(1)
BNY Mellon Asset Allocation Fund	28	(1)

Table 11—Custody Agreement Fees

BNY Mellon Large Cap Stock Fund		$57,122
BNY Mellon Large Cap Market Opportunities Fund		19,390
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		23,614
BNY Mellon Income Stock Fund		81,780
BNY Mellon Mid Cap Multi-Strategy Fund		161,238
BNY Mellon Small Cap Multi-Strategy Fund		92,827
BNY Mellon Focused Equity Opportunities Fund		49,628
BNY Mellon Small/Mid Cap Multi-Strategy Fund		113,605
BNY Mellon International Fund		311,627
BNY Mellon Emerging Markets Fund		1,690,718
BNY Mellon International Appreciation Fund		11,125
BNY Mellon International Equity Income Fund		152,969
BNY Mellon Asset Allocation Fund		20,269

166

attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 14 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures and options transactions, during the period ended August 31, 2015.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each relevant fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counter-parties. Master Agreements include provisions for general obligations, representations, collateral and events of

Table 12—Chief Compliance Officer Fees

BNY Mellon Large Cap Stock Fund	$ 10,965
BNY Mellon Large Cap Market Opportunities Fund	15,352
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	15,352
BNY Mellon Income Stock Fund	10,965
BNY Mellon Mid Cap Multi-Strategy Fund	17,545
BNY Mellon Small Cap Multi-Strategy Fund	10,965
BNY Mellon Focused Equity Opportunities Fund	10,965
BNY Mellon Small/Mid Cap Multi-Strategy Fund	10,965
BNY Mellon International Fund	10,965
BNY Mellon Emerging Markets Fund	10,965
BNY Mellon International Appreciation Fund	10,965
BNY Mellon International Equity Income Fund	10,965
BNY Mellon Asset Allocation Fund	13,159

Table 13—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custodian	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon Large Cap Stock Fund	235,221	2,275	27,654	1,737	—
BNY Mellon Large Cap Market Opportunities Fund	47,614	247	10,789	2,432	—
BNY Mellon Tax-Sensitive
Large Cap Multi-Strategy Fund	181,878	926	16,959	2,432	—
BNY Mellon Income Stock Fund	627,555	3,335	38,407	1,737	—
BNY Mellon Mid Cap Multi-Strategy Fund	1,470,121	12,546	78,879	2,779	—
BNY Mellon Small Cap Multi-Strategy Fund	282,112	2,781	48,105	1,737	—
BNY Mellon Focused Equity Opportunities Fund	354,827	1,960	23,773	1,737	—
BNY Mellon Small/Mid Cap Multi-Strategy Fund	225,428	317	46,249	1,737	—
BNY Mellon International Fund	750,706	3,222	120,000	1,737	—
BNY Mellon Emerging Markets Fund	1,176,168	3,886	780,022	1,737	—
BNY Mellon International Appreciation Fund	47,981	1,103	4,962	1,737	—
BNY Mellon International Equity Income Fund	215,247	644	72,931	1,737	—
BNY Mellon Asset Allocation Fund	114,964	1,383	10,939	2,085	(51,539)

The Funds 167

NOTES TO FINANCIAL STATEMENTS (continued)

default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by each relevant fund during the period ended August 31, 2015 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, BNY Mellon International Appreciation Fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at August 31, 2015 are set forth in the Statement of Financial Futures.

Options Transactions: BNY Mellon Income Stock Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities, or as a substitute for an investment.The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the

Table 14—Purchases and Sales

	Purchases ($)	Sales ($)
BNY Mellon Large Cap Stock Fund	240,906,225	310,526,220
BNY Mellon Large Cap Market Opportunities Fund	49,780,047	101,529,886
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	93,393,851	144,024,533
BNY Mellon Income Stock Fund	783,874,134	906,272,687
BNY Mellon Mid Cap Multi-Strategy Fund	1,849,946,424	1,559,398,303
BNY Mellon Small Cap Multi-Strategy Fund	352,980,189	338,662,328
BNY Mellon Focused Equity Opportunities Fund	471,855,726	552,610,596
BNY Mellon Small/Mid Cap Multi-Strategy Fund	411,299,161	491,275,611
BNY Mellon International Fund	1,218,433,999	1,092,201,573
BNY Mellon Emerging Markets Fund	1,668,499,153	2,097,456,605
BNY Mellon International Appreciation Fund	15,937,467	13,957,383
BNY Mellon International Equity Income Fund	290,945,583	277,294,814
BNY Mellon Asset Allocation Fund	163,077,075	148,614,116

168

underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Table 15 summarizes BNY Mellon Income Stock Fund’s call/put options written during the period ended August 31, 2015.

Forward Foreign Currency Exchange Contracts: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to settle foreign currency transactions or as a part of their investment strategies. When executing forward contracts, the funds are obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the funds incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The funds realize a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the funds incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The funds realize a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statements of Operations. The funds

Table 15—Options Written

BNY Mellon Income Stock Fund			Options Terminated
	Number of	Premiums		Net Realized
Options Written	Contracts	Received ($)	Cost ($)	Gain (Loss) ($)
Contracts outstanding August 31, 2014	3,480	96,488
Contracts written	44,967	2,781,761
Contracts terminated:
Contracts closed	16,108	945,569	1,195,729	(250,160)
Contracts expired	25,349	1,523,320	—	1,523,320
Contracts exercised	4,143	233,638
Total contracts terminated	45,600	2,702,527	1,195,729	1,273,160
Contracts outstanding August 31, 2015	2,847	175,722

The Funds 169

NOTES TO FINANCIAL STATEMENTS (continued)

are exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The funds are also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk is mitigated by Master Agreements between the funds and the counterparty and the posting of collateral, if any, by the counterparty to the funds to cover the funds’ exposure to the counterparty. At August 31, 2015, there were no forward contracts outstanding for BNY Mellon International Fund and BNY Mellon International Equity Income Fund. Table 16 summarizes open forward contracts for BNY Mellon Emerging Markets Fund at August 31, 2015.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require each relevant fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, each relevant fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

Table 16—Forward Foreign Currency Exchange Contracts

BNY Mellon Emerging Markets Fund
	Foreign			Unrealized
	Currency			Appreciation
Forward Foreign Currency Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales:
Hong Kong Dollar, Expiring;
9/1/2015 [a]	57,961,755	7,478,219	7,478,888	(669)
Hungarian Forint, Expiring;
9/1/2015 [b]	72,643,173	259,338	260,050	(712)
Mexican New Peso, Expiring:
9/1/2015 [c]	21,034,074	1,247,861	1,258,941	(11,080)
9/2/2014 [d]	25,679,697	1,521,534	1,536,992	(15,458)
Polish Zloty, Expiring;
9/1/2015 [d]	5,360,767	1,425,343	1,419,713	5,630
Singapore Dollar, Expiring;
9/2/2015 [c]	425,690	301,322	301,683	(361)
Turkish Lira, Expiring;
9/1/2015 [e]	4,577,694	1,571,438	1,572,928	(1,490)
Unrealized Gross Appreciation				5,630
Unrealized Gross Depreciation				(29,770)

Counterparty:
a	Morgan Stanley Capital Services
b	Deutsche Bank
c	Northern Trust
[d]	Citigroup
e	Credit Suisse

170

Table 17 summarizes each relevant fund’s derivative assets and liabilities (by type) on a gross basis, net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of August 31, 2015.

Table 18 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended August 31, 2015.

Table 17—Derivative of Assets and Liabilities subject to Master Agreements

BNY Mellon Emerging Markets Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	5,630	(29,770)
Total gross amount of derivative assets and liabilities
in the Statement of Assets and Liabilities	5,630	(29,770)
Derivatives not subject to Master Agreements	—	1,490
Total gross amount of assets and liabilities
subject to Master Agreements	5,630	(28,280)

		Financial
		Instruments
	Gross Amount of	and Derivatives	Collateral	Net Amount of
Counterparty	Assets ($)[1]	Available for Offset ($)	Received ($)	Assets ($)
Citigroup	5,630	(5,630)	—	—

		Financial
		Instruments
	Gross Amount of	and Derivatives	Collateral	Net Amount of
Counterparty	Liabilities ($)[1]	Available for Offset ($)	Pledged ($)	Liabilities ($)
Citigroup	(15,458)	5,630	—	(9,828)
Deutsche Bank	(712)	—	—	(712)
Morgan Stanley Capital Services	(669)	—	—	(669)
Northern Trust	(11,441)	—	—	(11,441)
Total	(28,280)	5,630	—	(22,650)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

Table 18—Average Market Value of Derivatives

Average
Market Value ($)
BNY Mellon Income Stock Fund
Equity options contracts	287,870
BNY Mellon International Fund
Forward contracts	5,285,388
BNY Mellon Emerging Markets Fund
Forward contracts	12,732,327
BNY Mellon International Appreciation Fund
Equity financial futures	1,717,340
BNY Mellon International Equity Income Fund
Forward contracts	3,309,502

The Funds 171

NOTES TO FINANCIAL STATEMENTS (continued)

Table 19 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2015.

Table 19—Accumulated Net Unrealized Appreciation (Depreciation)

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	Depreciation ($)	Net ($
BNY Mellon Large Cap Stock Fund	366,927,695	67,837,512	21,946,183	45,891,329
BNY Mellon Large Cap Market Opportunities Fund	116,038,469	16,657,442	1,499,462	15,157,980
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	326,162,204	82,213,614	2,590,555	79,623,059
BNY Mellon Income Stock Fund	1,000,853,060	129,084,636	45,409,631	83,675,005
BNY Mellon Mid Cap Multi-Strategy Fund	1,997,237,928	441,574,110	63,565,082	378,009,028
BNY Mellon Small Cap Multi-Strategy Fund	359,911,815	55,978,351	23,241,190	32,737,161
BNY Mellon Focused Equity Opportunities Fund	503,505,608	75,679,528	12,102,054	63,577,474
BNY Mellon Small/Mid Cap Multi-Strategy Fund	333,641,648	38,528,185	21,977,698	16,550,487
BNY Mellon International Fund	1,072,083,847	17,173,732	84,745,950	(67,572,218)
BNY Mellon Emerging Markets Fund	1,197,527,084	65,843,783	152,370,020	(86,526,237)
BNY Mellon International Appreciation Fund	131,480,028	14,414,449	40,184,964	(25,770,515)
BNY Mellon International Equity Income Fund	300,015,523	13,083,534	29,263,928	(16,180,394)
BNY Mellon Asset Allocation Fund	445,354,895	38,198,614	9,836,951	28,361,663

172

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders BNY Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund (collectively the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments, statement of options written (with respect to BNY Mellon Income Stock Fund) and statement of financial futures (with respect to BNY Mellon International Appreciation Fund) as of August 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds, as of August 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 30, 2015

The Funds 173

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Large Cap Stock Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 38.55% of ordinary income dividends paid during the fiscal year ended August 31, 2015 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $7,908,707 as ordinary income dividends paid during the fiscal year ended August 31, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns.Also, the fund reports the maximum amount allowable but not less than $.7772 per share as a capital gain dividend paid on December 8, 2014 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.4231 as a short-term capital gain dividend paid on December 8, 2014 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Large Cap Market Opportunities Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 49.25% of ordinary income dividends paid during the fiscal year ended August 31, 2015 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $2,564,882 as ordinary income dividends paid during the fiscal year ended August 31, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns.Also, the fund reports the maximum amount allowable but not less than $2.1762 per share as a capital gain dividend paid on December 22, 2014 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.3651 as a short-term capital gain dividend paid on December 22, 2014 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 61.76% of ordinary income dividends paid during the fiscal year ended August 31, 2015 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $8,630,593 as ordinary income dividends paid during the fiscal year ended August 31, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.6857 per share as a capital gain dividend paid on December 22, 2014 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.3927 as a short-term capital gain dividend paid on December 22, 2014 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Income Stock Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 54.06% of ordinary income dividends paid during the fiscal year

174

ended August 31, 2015 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $32,318,763 as ordinary income dividends paid during the fiscal year ended August 31, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.6482 per share as a capital gain dividend paid on December 8, 2014 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.3446 as a short-term capital gain dividend paid on December 8, 2014 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Mid Cap Multi-Strategy Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 52.36% of ordinary income dividends paid during the fiscal year ended August 31, 2015 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $8,704,263 as ordinary income dividends paid during the fiscal year ended August 31, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns.Also, the fund reports the maximum amount allowable but not less than $.6942 per share as a capital gain dividend paid on December 15, 2014 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.1936 as a short-term capital gain dividend paid on December 15, 2014 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Small Cap Multi-Strategy Fund

The fund reports the maximum amount allowable but not less than $.7594 per share as a capital gain dividend paid on December 19, 2014 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

BNY Mellon Focused Equity Opportunities Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 40.54% of ordinary income dividends paid during the fiscal year ended August 31, 2015 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $15,222,687 as ordinary income dividends paid during the fiscal year ended August 31, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns.Also, the fund reports the maximum amount allowable but not less than $2.2088 per share as a capital gain dividend paid on December 4, 2014 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.7658 as a short-term capital gain dividend paid on December 4, 2014 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Small/Mid Cap Multi-Strategy Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 16.30% of

The Funds 175

IMPORTANT TAX INFORMATION (Unaudited) (continued)

ordinary income dividends paid during the fiscal year ended August 31, 2015 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $612,789 as ordinary income dividends paid during the fiscal year ended August 31, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund reports the maximum amount allowable but not less than $3.0936 per share as a capital gain dividend paid on December 15, 2014 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $1.2523 as a short-term capital gain dividend paid on December 15, 2014 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon International Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $26,891,474 as income sourced from foreign countries for the fiscal year ended August 31, 2015 in accordance with Section 853(c)(2) of the Internal Revenue Code and also, the fund reports the maximum amount allowable but not less than $1,877,483 as taxes paid from foreign countries for the fiscal year ended August 31, 2015 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2015 calendar year with Form 1099-DIV which will be mailed in early 2016. Also, the fund reports the maximum amount allowable, but not less than $14,602,374 as ordinary income dividends paid during the fiscal year ended August 31, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Emerging Markets Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $41,749,942 as income sourced from foreign countries for the fiscal year ended August 31, 2015 in accordance with Section 853(c)(2) of the Internal Revenue Code and also, the fund reports the maximum amount allowable but not less than $5,046,528 as taxes paid from foreign countries for the fiscal year ended August 31, 2015 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2015 calendar year with Form 1099-DIV which will be mailed in early 2016. Also, the fund reports the maximum amount allowable, but not less than $22,594,568 as ordinary income dividends paid during the fiscal year ended August 31, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon International Appreciation Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from for-

176

eign countries. The fund reports the maximum amount allowable but not less than $3,532,269 as income sourced from foreign countries for the fiscal year ended August 31, 2015 in accordance with Section 853(c)(2) of the Internal Revenue Code and also, the fund reports the maximum amount allowable but not less than $279,716 as taxes paid from foreign countries for the fiscal year ended August 31, 2015 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2015 calendar year with Form 1099-DIV which will be mailed in early 2016. Also, the fund reports the maximum amount allowable, but not less than $3,250,121 as ordinary income dividends paid during the fiscal year ended August 31, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon International Equity Income Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $15,317,870 as income sourced from foreign countries for the fiscal year ended August 31, 2015 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $1,041,635 as taxes paid from foreign countries for the fiscal year ended August 31, 2015 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2015 calendar year with Form 1099-DIV which will be mailed in early 2016. Also, the fund reports the maximum amount allowable, but not less than $11,735,645 as ordinary income dividends paid during the fiscal year ended August 31, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Asset Allocation Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 49.06% of ordinary income dividends paid during the fiscal year ended August 31, 2015 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $6,941,596 as ordinary income dividends paid during the fiscal year ended August 31, 2015 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.3805 per share as a capital gain dividend paid on December 31, 2014 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0825 as a short-term capital gain dividend paid on December 31, 2014 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

The Funds 177

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION
AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY
FUND’S SUB-ADVISORY AGREEMENTS (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 9-10, 2015, the Board considered the renewal of (i) the Trust’s Investment Advisory Agreement and Administration Agreement (together, the “Agreement”), pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services, (ii) the Sub-Investment Advisory Agreement with respect to BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, pursuant to which Walter Scott & Partners Limited (“Walter Scott”) provides day-to-day management of the portion of each fund’s investments allocated to the U.S. Large Cap Equity Strategy, (iii) the Sub-Investment Advisory Agreement with respect to BNY Mellon Mid Cap Multi-Strategy Fund, pursuant to which Robeco Investment Management, Inc. (“Robeco”), doing business as Boston Partners, provides day-to-day management of the portion of the fund’s investments allocated to the Boston Partners Mid Cap Value Strategy, and (iv) the Sub-Investment Advisory Agreement with respect to BNY Mellon Mid Cap Multi-Strategy Fund, pursuant to which Geneva Capital Management LLC (“Geneva”) provides day-to-day management of the portion of the fund’s investments allocated to the Geneva Mid Cap Growth Strategy (Walter Scott, Robeco and Geneva, collectively, the “Sub-Advisers”). The Agreement and each Sub-Investment Advisory Agreement are collectively referred to herein as the “Agreements.” The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of the administrative services referenced above. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Advisers. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds. Dreyfus provided the number of open accounts in each fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds (such as intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Advisers. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) each fund’s

178

performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2014, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance.

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus, the Sub-Advisers or the Dreyfus-affiliated primary employer of each fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to each Sub-Advisers in relation to the fee paid to Dreyfus by the relevant fund and the respective services provided by the Sub-Adviser and Dreyfus. The Board also noted each Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the relevant fund) and not the fund.

BNY Mellon Large Cap Market Opportunities Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board noted the proximity to the median of the fund’s performance for certain periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians (lowest in the Expense Group). It was noted that the fund invests a portion of its assets in underlying mutual funds (the “Underlying Funds”) and that the actual total expense rankings included in the Expense Group and Expense Universe for the fund did not reflect the fund’s pro rata share of the expenses of the Underlying Funds (the “Underlying Expenses”).The Board noted that, had the Underlying Expenses been reflected, the fund’s rankings in the Expense Group and Expense Universe would not have been as favorable.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians (lowest in the Performance Group) for all peri-

The Funds 179

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT,
ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S
SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

ods. The Board noted that there were only three other funds in the Performance Group. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median and that the fund’s actual management fee and the fund’s total expenses were below the Expense Group and Expense Universe medians (lowest in the Expense Group). It was noted that the fund invests a portion of its assets in Underlying Funds and that the actual total expense rankings included in the Expense Group and Expense Universe for the fund did not reflect Underlying Expenses. The Board noted that, had the Underlying Expenses been reflected, the fund’s rankings in the Expense Group and Expense Universe would not have been as favorable.

BNY Mellon Mid Cap Multi-Strategy Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group medians for all periods except the one- and two-year periods but above the Performance Universe medians for the various periods, except for the four- and five-year periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median (highest in the Expense Group), the fund’s actual management fee was above the Expense Group and Expense Universe medians (highest in the Expense Group) and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Small Cap Multi-Strategy Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Small/Mid Cap Multi-Strategy Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (lowest in the Performance Group for the three-year and four-year periods), except for the one-year period when the fund’s performance was above the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the return of the index in two of the five years. The Board noted that effective April 28, 2014, the fund’s investment adviser implemented changes to the fund’s investment strategy to provide exposure to various small-cap and mid-cap equity portfolio managers, investment strategies and styles.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management

180

fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Asset Allocation Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (lowest in the Performance Group for four of the six periods). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians (lowest in the Expense Group). It was noted that the fund invests a portion of its assets in Underlying Funds and that the actual total expense rankings included in the Expense Group and Expense Universe for the fund did not reflect Underlying Expenses. The Board noted that, had the Underlying Expenses been reflected, the fund’s rankings in the Expense Group and Expense Universe would not have been as favorable.

Dreyfus representatives noted that the investment adviser has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until December 31, 2015, so that annual direct fund operating expenses (including indirect fees and expenses of the underlying funds in which the fund may invest, but excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.87% of the fund’s average daily net assets.

BNY Mellon Income Stock Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (highest in the Performance Group for three of the six periods), except for the ten-year period when the fund’s performance was the lowest in the Performance Group. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon International Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

The Funds 181

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S

SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (ranking in the fourth quartile of the Performance Group and the Performance Universe for several periods). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians (highest actual management fee in the Expense Group).

BNY Mellon Large Cap Stock Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group and Performance Universe medians, including ranking in the first quartile of the Performance Group and the Performance Universe for the one-year period. The Board noted the proximity to the median of the fund’s performance during certain periods when the fund’s performance was below the Performance Group and/or Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon International Equity Income Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians (lowest in the Performance Group and ranking in the fourth quartile of the Performance Universe for two of the three periods since the fund commenced operations), except for the one-year period when the fund’s performance was at the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total return to the return of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians (highest in the Expense Group).

BNY Mellon International Appreciation Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was and below the Performance Group and Performance Universe medians for all periods, except for the three-year period when it was above the Performance Group and Performance Universe medians and the five-year period when it was at the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted

182

that the fund’s contractual management fee was below the Expense Group median (lowest in the Expense Group) and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

BNY Mellon Focused Equity Opportunities Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the one-, two- and three-year periods and below the Performance Group and Performance Universe medians for the four- and five-year periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Analysis of Profitability and Economies of Scale.

Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing each fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund.The Board also noted the expense limitation arrangement for BNY Mellon Asset Allocation Fund and its effect on the profitability of Dreyfus and its affiliates.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board considered on the advice of its counsel the profitability analysis with respect to each fund (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Advisers, including the nature, extent, and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the relevant fund, pays each Sub-Adviser pursuant to its corresponding Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among the funds and the funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Advisers from acting as investment adviser and sub-investment advisers, respectively, and noted the soft dollar arrangements in effect for trading each fund’s investments.

The Funds 183

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S

SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent, and qual- ity of the services provided by Dreyfus to each fund, by Walter Scott to BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and by Robeco and Geneva to BNY Mellon Mid Cap Multi-Strategy Fund, are adequate and appropriate.

  With respect to BNY Mellon Income Stock Fund, the Board was satisfied with the fund’s performance.

  With respect to BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Large Cap Stock Fund, BNY Mellon International Appreciation Fund and BNY Mellon Focused Equity Opportunities Fund, the Board generally was satisfied with each fund’s overall performance.

  With respect to BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Asset Allocation Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund, while the Board was concerned with the funds’ performance, the Board expressed confidence in the funds’ strategies and portfolio managers and agreed to closely monitor performance.

  With respect to BNY Mellon Small/Mid Cap Multi- Strategy Fund, the Board noted Dreyfus’ efforts to improve the fund’s performance and agreed to closely monitor performance.

  The Board concluded that the fee paid to Dreyfus by each fund (and the Sub-Advisers, as applicable) was rea- sonable in light of the considerations described above.

  The Board determined that the fees charged by Dreyfus under the Agreement with respect to BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon Asset Allocation Fund, were for services in addition to, and not duplicative of, services provided under the advisory contracts of the underlying funds in which those funds invested.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Advisers, of each fund and the services provided to the funds by Dreyfus and, as applicable, the Sub-Advisers.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreements, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreements.

184

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (72)
Chairman of the Board (2000)
Principal Occupation During Past 5Years:
• Attorney, Cozen and O’Connor, P.C. since 1973, including
Vice Chairman since 1980 and Chief Executive Officer and
President from 2002 to 2007
No. of Portfolios for which Board Member Serves: 25
———————
John R. Alchin (67)
Board Member (2008)
Principal Occupation During Past 5Years:
• Retired since 2007
• Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-
Chief Financial Officer and Treasurer, from 2002 to 2007
Other Public Company Board Membership During Past 5Years:
• Polo Ralph Lauren Corporation, a retail clothing and home
furnishing company, Director (2007-present)
No. of Portfolios for which Board Member Serves: 25
———————
Ronald R. Davenport (79)
Board Member (2000)
Principal Occupation During Past 5Years:
• Chairman of Sheridan Broadcasting Corporation since July 1972
No. of Portfolios for which Board Member Serves: 25
———————
Jack Diederich (78)
Board Member (2000)
Principal Occupation During Past 5Years:
• Chairman of Digital Site Systems, Inc., a privately held soft-
ware company providing internet service to the construction
materials industry, since July 1998
No. of Portfolios for which Board Member Serves: 25

Kim D. Kelly (59)
Board Member (2008)
Principal Occupation During Past 5Years:
• Consultant since 2005
• Chief Restructuring Officer of Allegiance Communications
LLC from August 2011 to January 2013
• Director and Chair of Broadview Networks Holdings, Inc.
from August 2011 to November 2012
• Chief Restructuring Officer of Equity Media Holdings
Corporation from December 2008 to July 2010
Other Public Company Board Membership During Past 5Years:
• MCG Capital Corp., Director (2004-present)
No. of Portfolios for which Board Member Serves: 25
———————
Maureen M.Young (70)
Board Member (2000)
Principal Occupation During Past 5Years:
• Retired since 2007
• Director of the Office of Government Relations at Carnegie
Mellon University from January 2000 to December 2007
No. of Portfolios for which Board Member Serves: 25
———————
Kevin C. Phelan (71)
Board Member (2000)
Principal Occupation During Past 5Years:
• Mortgage Banker, Colliers International since March 1978,
including, Co-Chairman since 2010, President since 2007 and
Executive Vice President and Director from March 1998 to
September 2007
No. of Portfolios for which Board Member Serves: 25

The Funds 185

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Patrick J. Purcell (67)
Board Member (2000)
Principal Occupation During Past 5Years:
• Owner, President and Publisher of the Boston Herald since
February 1994
• President and Founder, jobfind.com, an employment search
site on the world wide web, since July 1996
• President and Chief Executive Officer, Herald Media since 2001
No. of Portfolios for which Board Member Serves: 25

Thomas F. Ryan, Jr. (74)
Board Member (2000)
Principal Occupation During Past 5Years:
• Retired since April 1999
• President and Chief Operating Officer of the American Stock
Exchange from October 1995 to April 1999
Other Public Company Board Membership During Past 5Years:
• RepliGen Corporation, a biopharmaceutical company,
Director (2002-present)
No. of Portfolios for which Board Member Serves: 25

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

186

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management‚Äôs Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 51 years old and has served in various capacities with BNY Mellon since 1993.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 39 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager — Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

The Funds 187

OFFICERS OF THE TRUST (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager — Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager — Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager — Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 169 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

188

NOTES

For More Information

BNY Mellon Funds Trust	Administrator

c/o The Dreyfus Corporation	The Bank of New York Mellon
200 Park Avenue	225 Liberty Street
New York, NY 10166	New York, NY 10286

Investment Adviser	Sub-Administrator

BNY Mellon Fund Advisers, a division of	The Dreyfus Corporation
The Dreyfus Corporation	200 Park Avenue
200 Park Avenue	New York, NY 10166
New York, NY 10166
Custodian
Sub-Investment Adviser	The Bank of New York Mellon
Walter Scott & Partners Limited	225 Liberty Street
One Charlotte Square	New York, NY 10286
Edinburgh, Scotland, UK

Geneva Capital Management LLC	Transfer Agent &
100 East Wisconsin Avenue,	Dividend Disbursing Agent
Suite 2550,	Dreyfus Transfer, Inc.
Milwaukee, WI 53202	200 Park Avenue
New York, NY 10166
Robeco Investment Management, Inc.
909 Third Avenue	Distributor
New York, NY 10022	MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX
BNY Mellon Large Cap Market Opportunities Fund	Class M: MMOMX	Investor: MMOIX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Class M: MTSMX	Investor: MTSIX
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX
BNY Mellon Mid Cap Multi-Strategy Fund	Class M: MPMCX	Investor: MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Class M: MMCMX	Investor: MMCIX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon International Appreciation Fund	Class M: MPPMX	Investor: MARIX
BNY Mellon International Equity Income Fund	Class M: MLIMX	Investor: MLIIX
BNY Mellon Asset Allocation Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the funds voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation	MFTAR0815-EQ

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon Municipal Opportunities Fund

ANNUAL REPORT	August 31, 2015

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon National Intermediate
Municipal Bond Fund	3
BNY Mellon National Short-Term
Municipal Bond Fund	7
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund	11
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund	15
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	19
BNY Mellon Municipal
Opportunities Fund	23
Understanding Your Fund’s Expenses	26
Comparing Your Fund’s Expenses
With Those of Other Funds	27
Statements of Investments	28
Statements of
Financial Futures	45,59,67,77,85,101
Statements of Assets and Liabilities	102
Statements of Operations	104
Statement of Cash Flows	106
Statements of Changes in Net Assets	107
Financial Highlights	112
Notes to Financial Statements	124
Report of Independent Registered
Public Accounting Firm	135
Important Tax Information	136
Information About the Renewal
of Each Fund’s Investment
Advisory Agreement and
Administration Agreement	138
Board Members Information	143
Officers of the Trust	145

For More Information

Back cover

The views expressed herein are current to the date of

this report. These views and the composition of the

funds’ portfolios are subject to change at any time

based on market and other conditions.

  Not FDIC-Insured

  Not Bank-Guaranteed

  May Lose Value

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Funds Trust, covering the 12-month period from September 1, 2014, through August 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period. For much of the year, a recovering U.S. economy enabled stocks to advance, but those gains were erased in August when economic concerns in China, falling commodity prices and a stronger U.S. dollar sparked sharp corrections in equity markets throughout the world.The emerging markets were especially hard hit in this environment. U.S. bonds generally fared better, rallying in late 2014 due to robust investor demand before reversing course in the spring as the domestic economy strengthened. Global economic instability in August hurt corporate-backed and inflation-linked bonds, but U.S. government securities held up relatively well.

We expect market uncertainty and volatility to persist over the near term as investors vacillate between hopes that current market turmoil represents a healthy correction and fears that further disappointments could trigger a full-blown bear market. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on Chinese fiscal and monetary policy, liquidity factors affecting various asset classes, and other developments that could influence investor sentiment. Over the longer term, we remain confident that financial markets are likely to stabilize as the world adjusts to slower Chinese economic growth, abundant energy resources, and the anticipated eventual normalization of monetary policy. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 15, 2015

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of 1.23%, and its Investor shares returned 0.90%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 1.95%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, achieved a total return of 1.94% for the same period.2

Municipal bonds generally produced modestly positive returns, as declines stemming from rising long-term interest rates during the spring of 2015 were more than offset by rallies early and late in the reporting period. The fund’s returns compared to its benchmark were hindered, in part, by weakness among escrowed bonds with maturities in the zero- to three-year range.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally, including for temporary defensive purposes, invest in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Fluctuating Interest Rates Sparked Market Volatility

Over the final four months of 2014, global investors seeking more competitive yields than were available in overseas markets flocked to higher yielding investments in the United States, and the resulting supply-and-demand imbalance put downward pressure on U.S. bond yields. This trend began to reverse in early 2015, when longer term interest rates drifted higher amid stronger-than-expected employment data, but an economic soft patch during the winter caused yields to moderate. Longer term interest rates resumed their climb when economic growth accelerated again in the spring, and the benchmark ended June not far from where it began the reporting period. However, renewed concerns about sluggish economic growth and depreciating currency values in China sparked a renewed flight to quality in the final weeks of the reporting period, pushing bond yields lower and prices higher.

Municipal bonds also responded to changes in supply-and-demand dynamics. After experiencing robust demand for a limited supply of newly issued bonds during 2014, issuance volumes climbed dramatically during 2015 as issuers rushed to refinance existing debt before expected increases in interest rates.

Despite isolated pockets of weakness in Illinois, New Jersey and Puerto Rico, underlying credit conditions have continued to improve for most state and local governments. Many states and municipalities have seen tax revenues climb beyond pre-recession levels, enabling them to balance their budgets and replenish reserves.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

Short-Term Holdings Dampened Relative Results

We maintained a modestly short average duration in an attempt to reduce the fund’s sensitivity to changing interest rates amid heightened market volatility. However, this strategy proved counterproductive when longer term rates ended the reporting period somewhat lower than where they began.Weakness was particularly pronounced among holdings with maturities in the zero- to three-year range, many of which are escrowed securities with substantial unrealized gains. The fund’s relative performance also was constrained to a degree by our interest-rate hedging strategy, which employed futures contracts to protect the fund from adverse changes in interest rates. Finally, the fund’s overweighted exposure to municipal bonds with BBB credit ratings or lower lagged market averages, including bonds issued by Puerto Rico and New Jersey.

On a more positive note, our security selection strategy added value during the reporting period. State general obligation bonds fared relatively well, particularly those from California and New York.The fund further benefited from its selections among revenue bonds. Performance also was helped by overweight exposure to transportation bonds, particularly airports, and by bonds backed by essential municipal services, such as power plants, waterworks and sewer systems.

A Generally Cautious Investment Posture

The U.S. economic recovery has gained traction, municipal bond issuance volumes have increased, and many investors expect higher short-term interest rates later this year. Therefore, in anticipation of continued market volatility, we have maintained the fund’s average duration in a position that is modestly shorter than the benchmark. We also have continued to focus on constructing a portfolio that is well diversified across the credit-quality spectrum. The fund ended the reporting period with generally market-like exposure to AAA-and BBB-rated bonds, while putting a mild emphasis on A-rated securities.

September 15, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. S&P Municipal Bond Investment Grade
Intermediate Index and BLOOMBERG L.P. S&P Municipal Bond
Investment Grade Intermediate Index:These are unmanaged, market-
weighted indexes designed to measure the performance of municipal bonds with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years, and, in the case of the S&P Municipal Bond
Investment Grade Index, that are rated at least BBB- by Standard & Poor’s
Ratings Services, Baa3 by Moody’s Investor Services, Inc., or BBB- by Fitch
Ratings. Unlike a mutual fund, neither index is subject to charges, fees, and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	1 Year	5 Years	10 Years
Class M shares	1.23%	3.00%	3.94%
Investor shares	0.90%	2.74%	3.69%
S&P Municipal Bond Intermediate Index	1.94%	3.70%	4.63%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on
8/31/05 to a $10,000 investment made in the S&P Municipal Bond Intermediate Index on that date.All dividends and capital gain distributions are reinvested.
Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade
Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings.The S&P Municipal Bond Investment
Grade Intermediate Index was launched on 3/19/13.Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P
Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The S&P Municipal Bond
Intermediate Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Intermediate Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 5

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	Inception		From
	Date	1 Year	Inception
Class M shares	7/1/13	1.23%	3.14%
Investor shares	7/1/13	0.90%	2.85%
S&P Municipal Bond Investment Grade
Intermediate Index	7/1/13	1.95%	4.14	%†††

†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on
7/1/13 to a $10,000 investment made in the S&P Municipal Bond Investment Grade Intermediate Index on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The S&P Municipal Bond
Investment Grade Intermediate Index is comprised of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s Ratings Services,
Baa3 by Moody’s Investor Services, Inc. or BBB- by Fitch Ratings with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Investment Grade Intermediate Index is not
subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
††† For comparative purposes, the value of the S&P Municipal Bond Investment Grade Intermediate Index on 6/30/13 is used as the beginning value on 7/1/13.

6

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by Timothy J. Sanville, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of 0.17%, and its Investor shares returned -0.15%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Short Index (the “Index”), produced a total return of 0.62%, and the fund’s former benchmark, the S&P Municipal Bond Short Index, achieved a total return of 0.65% for the same period.2

Municipal bonds generally produced modestly positive total returns for the reporting period. Yields of short-term municipal bonds remained relatively steady due to an unchanged federal funds rate, but longer-term securities encountered greater volatility as declines stemming from rising long-term interest rates during the spring of 2015 were more than offset by rallies early and late in the reporting period.The fund’s returns compared to its benchmark were hindered, in part, by its holdings of very short-term securities as well as weakness among, New Jersey bonds.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally may invest in taxable bonds, including for temporary defensive pur-poses.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Fluctuating Interest Rates Sparked Market Volatility

Over the final four months of 2014, global investors seeking more competitive yields that were available in overseas markets flocked to higher yielding investments in the United States, and the resulting supply-and-demand imbalance put downward pressure on U.S. bond yields. This trend began to reverse in early 2015, when longer term interest rates drifted higher amid stronger-than-expected employment data, but an economic soft patch during the winter caused yields to moderate. Longer term interest rates resumed their climb when economic growth accelerated again in the spring, and the benchmark ended June not far from where it began the reporting period. However, renewed concerns about sluggish economic growth and depreciating currency values in China sparked a renewed flight to quality in the final weeks of the reporting period, pushing bond yields lower and prices higher.The impacts of these developments were more pronounced among longer term municipal bonds, as yields of shorter-term securities remained anchored near zero percent by an unchanged federal funds rate.

Municipal bonds also responded to changes in supply-and-demand dynamics. After experiencing robust demand for a limited supply of newly issued bonds during 2014, issuance volumes climbed dramatically during 2015 as issuers rushed to refinance existing debt before expected increases in interest rates.

Despite isolated pockets of weakness in Illinois and Puerto Rico, underlying credit conditions have continued to improve for most state and local govern-

The Funds 7

DISCUSSION OF FUND PERFORMANCE (continued)

ments. Many states and municipalities have seen tax revenues climb beyond pre-recession levels, enabling them to balance their budgets and replenish reserves.

Short-Term Holdings Dampened Relative Results

We maintained an average duration that was roughly in line with industry averages, but the fund’s shorter term holdings nonetheless lagged market averages. Better results from longer term holdings offset only a portion of the weakness among short-term securities.The fund’s relative performance also was constrained to a degree by our interest-rate hedging strategy, which employed futures contracts to protect the fund from adverse changes in interest rates. Finally, the fund’s overweighted exposure to higher yielding municipal bonds with BBB credit ratings lagged market averages, including bonds issued by New Jersey.

On a more positive note, other elements of our security selection strategy added a degree of value during the reporting period. The fund particularly benefited from its selections among revenue bonds, where performance was aided by securities backed by essential municipal services, such as power plants, waterworks and sewer systems. General obligation bonds from Hawaii also fared relatively well over the reporting period.

A Generally Cautious Investment Posture

The U.S. economic recovery has gained traction, municipal bond issuance volumes have increased, and many investors expect higher short-term interest rates later this year.Therefore, in order to strike an appropriate balance between capturing competitive yields and guarding against heightened market volatility, we have maintained the fund’s average duration in a roughly market-neutral position. We also have continued to focus on constructing a portfolio that is well diversified among municipal issuers across the investment-grade credit-quality spectrum.

September 15, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCES: BLOOMBERG L.P., LIPPER INC. — Reflects
reinvestment of dividends and, where applicable, capital gain distributions.The
S&P Municipal Bond Investment Grade Short Index and the S&P
Municipal Bond Short Index are unmanaged, market-weighted indexes designed to measure the performance of municipal bonds with a minimum maturity of 6 months and a maximum maturity of up to, but not including,
4 years, and, in the case of the S&P Municipal Bond Investment Grade
Short Index, that are rated at least BBB- by Standard & Poor’s Ratings
Services, Baa3 by Moody’s Investor Services, Inc., or BBB- by Fitch Ratings.
Unlike a mutual fund, neither index is subject to charges, fees, and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.The S&P Municipal Bond Investment Grade Short
Index was first calculated on March 19, 2013.Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

8

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	1 Year	5 Years	10 Years
Class M shares	0.17%	0.78%	2.03%
Investor shares	–0.15%	0.53%	1.78%
S&P Municipal Bond Short Index	0.65%	1.27%	2.67%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on
8/31/05 to a $10,000 investment made in the S&P Municipal Bond Short Index on that date.All dividends and capital gain distributions are reinvested.
Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Short Index to the S&P Municipal Bond Investment Grade Short Index
because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings.The S&P Municipal Bond Investment Grade Short Index was
launched on 3/19/13.Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond
Investment Grade Short Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade
Short Index is included in the graph and table on the next page.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The S&P Municipal Bond
Short Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 6 months and a maximum maturity of up to, but not including,
4 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Short Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 9

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	Inception		From
	Date	1 Year	Inception
Class M shares	7/1/13	0.17%	0.78%
Investor shares	7/1/13	–0.15%	0.52%
S&P Municipal Bond
Investment Grade Short Index	7/1/13	0.62%	1.16	%†††

†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on
7/1/13 to a $10,000 investment made in the S&P Municipal Bond Investment Grade Short Index on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The S&P Municipal Bond
Investment Grade Short Index is comprised of bonds in the S&P Municipal Bond Index that are rated at least BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch with a minimum maturity of 6 months and a maximum maturity of up to, but not including, 4 years as measured from the date on which the Index is rebalanced.
Unlike a mutual fund, the S&P Municipal Bond Investment Grade Short Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
††† For comparative purposes, the value of the S&P Municipal Bond Investment Grade Short Index on 6/30/13 is used as the beginning value on 7/1/13.

10

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by Jeremy N. Baker and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of 0.74%, and its Investor shares returned 0.40%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 1.95%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, achieved a total return of 1.94% for the same period.2

Municipal bonds generally produced modestly positive returns, as declines stemming from rising long-term interest rates during the spring of 2015 were more than offset by rallies early and late in the reporting period.The fund’s returns compared to its benchmark were hindered, in part, by its holdings of Puerto Rico bonds.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Fluctuating Interest Rates Sparked Market Volatility

Over the final four months of 2014, global investors seeking more competitive yields than were available in overseas markets flocked to higher yielding investments in the United States, and the resulting supply-and-demand imbalance put downward pressure on U.S. bond yields. This trend began to reverse in early 2015, when longer term interest rates drifted higher amid stronger-than-expected employment data, but an economic soft patch during the winter soon caused yields to moderate. Longer term interest rates resumed their climb when economic growth accelerated again in the spring, and the benchmark ended June not far from where it began the reporting period. However, renewed concerns about sluggish economic growth in China sparked another flight to quality in the final weeks of the reporting period, pushing bond yields lower and prices higher.

Municipal bonds also responded to changes in supply-and-demand dynamics. After experiencing robust demand for a limited supply of newly issued bonds during 2014, issuance volumes climbed dramatically in 2015 as issuers rushed to refinance existing debt before expected increases in interest rates.

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

Despite isolated pockets of weakness in Illinois, New Jersey, and Puerto Rico, underlying credit conditions have continued to improve for most state and local governments. However, we believe Pennsylvania has lagged the national recovery due to structural budget imbalances stemming from lower-than-expected tax revenues and heavy pension liabilities.

Puerto Rico Holdings Dampened Relative Results

The fund’s relative performance was constrained by its exposure to lower rated Puerto Rico bonds, which lost value when the U.S. territory’s fiscal condition deteriorated. As a result, the fund’s holdings of bonds rated BBB and lower generally trailed market averages.

To a lesser degree, the fund was hurt by a modestly short average duration, which we established in an attempt to reduce the fund’s sensitivity to changing interest rates amid heightened market volatility. This strategy proved counterproductive when longer term rates ended the reporting period somewhat lower than where they began. Weakness was particularly pronounced among shorter maturity general obligation bonds from local issuers. The fund’s relative performance also was undermined by our interest-rate hedging strategy, which employed futures contracts to protect the fund from adverse changes in interest rates.

On a more positive note, diversified exposure across the market’s credit quality spectrum added some value during the reporting period. Most notably, an underweighted position in AA-rated securities and overweighted exposure to A-rated bonds helped buoy the fund’s relative results.

A Generally Cautious Investment Posture

The U.S. economic recovery has gained traction, municipal bond issuance volumes have increased, and many investors expect higher short-term interest rates later this year. Therefore, in anticipation of continued heightened market volatility, we have maintained the fund’s average duration in a position that is modestly shorter than the benchmark. We also have maintained our focus on constructing a portfolio that we believe is well diversified across the credit-quality spectrum. We have continued our efforts to reduce the fund’s Puerto Rico exposure whenever appropriate opportunities to do so arise. In our judgment, these are prudent strategies in a relatively turbulent market environment.

September 15, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. S&P Municipal Bond Investment Grade
Intermediate Index and BLOOMBERG L.P. S&P Municipal Bond
Investment Grade Intermediate Index:These are unmanaged, market-
weighted indexes designed to measure the performance of municipal bonds with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years, and, in the case of the S&P Municipal Bond
Investment Grade Index, that are rated at least BBB- by Standard & Poor’s
Ratings Services, Baa3 by Moody’s Investor Services, Inc., or BBB- by Fitch
Ratings. Unlike a mutual fund, neither index is subject to charges, fees, and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

12

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	1 Year	5 Years	10 Years
Class M shares	0.74%	2.36%	3.30%
Investor shares	0.40%	2.12%	3.05%
S&P Municipal Bond Intermediate Index	1.94%	3.70%	4.63%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on
8/31/05 to a $10,000 investment made in the S&P Municipal Bond Intermediate Index on that date.All dividends and capital gain distributions are reinvested.
Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade
Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings.The S&P Municipal Bond Investment
Grade Intermediate Index was launched on 3/19/13.Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P
Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.
The fund invests primarily in Pennsylvania investment-grade municipal bonds.The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The S&P Municipal Bond Intermediate Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Intermediate Index is are not subject to charges, fees and other expenses and is not limited to investments principally in
Pennsylvania municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 13

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	Inception		From
	Date	1 Year	Inception
Class M shares	7/1/13	0.74%	2.44%
Investor shares	7/1/13	0.40%	2.15%
S&P Municipal Bond Investment Grade
Intermediate Index	7/1/13	1.95%	4.14	%†††

†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on
7/1/13 to a $10,000 investment made in the S&P Municipal Bond Investment Grade Intermediate Index on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in Pennsylvania investment-grade municipal bonds.The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The S&P Municipal Bond Investment Grade Intermediate Index is comprised of bonds in the S&P Municipal
Bond Index that are rated at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s Investor Services, Inc. or BBB- by Fitch Ratings with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Investment Grade Intermediate Index is not subject to charges, fees and other expenses and is not limited to investments principally in
Pennsylvania municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
††† For comparative purposes, the value of the S&P Municipal Bond Investment Grade Intermediate Index on 6/30/13 is used as the beginning value on 7/1/13.

14

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of 0.98%, and its Investor shares returned 0.73%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 1.95%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, achieved a total return of 1.94% for the same period.2

Municipal bonds generally produced modestly positive returns, as declines stemming from rising long-term interest rates during the spring of 2015 were more than offset by rallies early and late in the reporting period.The fund’s returns compared to its benchmark were hindered, in part, by the fund’s defensive interest-rate strategies.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds.The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Fluctuating Interest Rates Sparked Market Volatility

Over the final four months of 2014, global investors seeking more competitive yields than were available in overseas markets flocked to higher yielding investments in the United States, and the resulting supply-and-demand imbalance put downward pressure on U.S. bond yields. This trend began to reverse in early 2015, when longer term interest rates drifted higher amid stronger-than-expected employment data, but an economic soft patch during the winter soon caused yields to moderate. Longer term interest rates resumed their climb when economic growth accelerated again in the spring, and the benchmark ended June not far from where it began the reporting period. However, fresh concerns about sluggish economic growth in China sparked a renewed flight to quality in the final weeks of the reporting period, pushing bond yields lower and prices higher.

Municipal bonds also responded to changes in supply-and-demand dynamics. After experiencing robust demand for a limited supply of newly issued bonds during 2014, issuance volumes climbed dramatically in 2015 as issuers rushed to refinance existing debt before expected increases in interest rates.

Despite isolated pockets of weakness in Illinois, New Jersey, and Puerto Rico, underlying credit conditions have continued to improve for most state and local governments. Massachusetts diverse economic base has participated fully in the national recovery, and the state’s fiscal condition has remained sound.

The Funds 15

DISCUSSION OF FUND PERFORMANCE (continued)

Short-Term Holdings Dampened Relative Results

We maintained a modestly short average duration in an attempt to reduce the fund’s sensitivity to changing interest rates amid heightened market volatility. However, this strategy proved counterproductive when longer term rates ended the reporting period somewhat lower than where they began.Weakness was particularly pronounced among holdings with maturities in the zero- to three-year range, many of which are escrowed securities with substantial unrealized gains.

Among Massachusetts general obligation bonds, strength exhibited by longer term holdings was not enough to fully offset weakness from shorter term securities. The fund’s relative performance also was constrained to a degree by our interest-rate hedging strategy, which employed futures contracts to protect the fund from adverse changes in interest rates. Furthermore, the fund held exposure to Puerto Rico bonds, which lost value when the U.S. territory’s fiscal condition deteriorated.

On a more positive note, our security selection strategy among revenue bonds added value during the reporting period. Performance was helped by underweighted exposure to securities issued on behalf of transportation facilities, such as airports, and by relatively heavy positions in bonds backed by educational institutions, public power facilities, and industrial development projects. Finally, the fund’s overweighted position in AAA-rated securities added value during the reporting period.

A Generally Cautious Investment Posture

The U.S. economic recovery has gained traction, municipal bond issuance volumes have increased, and many investors expect higher short-term interest rates later this year. Therefore, in anticipation of continued heightened market volatility, we have maintained the fund’s average duration in a position that is modestly shorter than the benchmark.We also have continued to focus on constructing a portfolio that is well diversified across the credit-quality spectrum, and we have continued our efforts to reduce its Puerto Rico exposure whenever appropriate opportunities to do so arise.

September 15, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation, and the rating of the issue. Changes in economic, business, or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.
[2]	SOURCE: BLOOMBERG L.P. — Municipal Bond Investment Grade
Intermediate Index and the S&P Municipal Bond Intermediate Index are
unmanaged, market-weighted indexes designed to measure the performance of municipal bonds is composed of bonds in the S&P Municipal Bond Index and, in the case of the S&P Municipal Bond Investment Grade Index, with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years. Unlike a mutual fund, neither index is subject to charges, fees, and other expenses and is not limited to investments principally in Massachusetts municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report. Investors cannot invest directly in any index.
The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013.Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the
S&P Municipal Bond Investment Grade Index has been calculated for a 10-
year period.

16

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	1 Year	5 Years	10 Years
Class M shares	0.98%	2.46%	3.62%
Investor shares	0.73%	2.20%	3.36%
S&P Municipal Bond Intermediate Index	1.94%	3.70%	4.63%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund on 8/31/05 to a $10,000 investment made in the S&P Municipal Bond Intermediate Index on that date. All dividends and capital gain distributions are reinvested. Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings.The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The S&P Municipal Bond Intermediate Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Intermediate Index is not subject to charges, fees and other expenses and is not limited to investments principally in Massachusetts municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 17

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	Inception		From
	Date	1 Year	Inception
Class M shares	7/1/13	0.98%	2.54%
Investor shares	7/1/13	0.73%	2.32%
S&P Municipal Bond Investment Grade
Intermediate Index	7/1/13	1.95%	4.14	%†††

†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund on
7/1/13 to a $10,000 investment made in the S&P Municipal Bond Investment Grade Intermediate Index on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The S&P Municipal Bond
Investment Grade Intermediate Index is comprised of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s Ratings Services,
Baa3 by Moody’s Investor Services, Inc. or BBB- by Fitch Ratings with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Investment Grade Intermediate Index is not
subject to charges, fees and other expenses and is not limited to investments principally in Massachusetts municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
††† For comparative purposes, the value of the S&P Municipal Bond Investment Grade Intermediate Index on 6/30/13 is used as the beginning value on 7/1/13.

18

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by John F. Flahive, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of 1.32%, and its Investor shares returned 0.98%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 1.95%, and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, achieved a total return of 1.94% for the same period.2

Municipal bonds generally produced modestly positive returns, as declines stemming from rising long-term interest rates during the spring of 2015 were more than offset by rallies early and late in the reporting period.The fund’s returns compared to its benchmark were hindered, in part, by our defensive interest rate strategies.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, NewYork state, and NewYork city income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal, New York state, and New York City personal income taxes. These municipal bonds include those issued by New York state and New York City as well as those issued by U.S. territories and possessions.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years.

Fluctuating Interest Rates Sparked Market Volatility

Over the final four months of 2014, global investors seeking more competitive yields than were available in overseas markets flocked to higher yielding investments in the United States, and the resulting supply-and-demand imbalance put downward pressure on U.S. bond yields. This trend began to reverse in early 2015, when longer term interest rates drifted higher amid stronger-than-expected employment data, but an economic soft patch during the winter soon caused yields to moderate. Longer term interest rates resumed their climb when economic growth accelerated again in the spring, and the benchmark ended June not far from where it began the reporting period. However, renewed concerns about sluggish economic growth in China sparked another flight to quality in the final weeks of the reporting period, pushing bond yields lower and prices higher.

Municipal bonds also responded to changes in supply-and-demand dynamics. After experiencing robust demand for a limited supply of newly issued bonds during 2014, issuance volumes climbed dramatically in 2015 as issuers rushed to refinance existing debt before expected increases in interest rates.

Despite isolated pockets of weakness in Illinois, New Jersey, and Puerto Rico, underlying credit conditions have continued to improve for most state and local governments. New York has demonstrated above-average resiliency during the recovery, enabling it to participate fully in the national economic rebound. Furthermore, the state has experienced a growing tax revenue stream and has low unfunded pension liabilities.

The Funds 19

DISCUSSION OF FUND PERFORMANCE (continued)

Short-Term Holdings Dampened Relative Results

We maintained a modestly short average duration in an attempt to reduce the fund’s sensitivity to changing interest rates amid heightened market volatility. However, this strategy proved counterproductive when longer term rates ended the reporting period somewhat lower than where they began.Weakness was particularly pronounced among holdings with maturities in the zero- to three-year range, many of which are escrowed securities with substantial unrealized gains.

Among New York general obligation bonds, strength exhibited by longer term holdings was not enough to fully offset weakness from shorter term securities. The fund’s relative performance also was constrained to a degree by our interest-rate hedging strategy, which employed futures contracts to protect the fund from adverse changes in interest rates. Furthermore, the fund held exposure to lower rated Puerto Rico bonds, which lost value when the U.S. territory’s fiscal condition deteriorated.

On a more positive note, our security selection strategy among revenue bonds added value during the reporting period. Performance was helped by securities issued on behalf of educational institutions, public utilities, and industrial development projects. Finally, the fund’s underweighted position and a longer duration profile in AAA-rated securities added a degree of value during the reporting period.

A Generally Cautious Investment Posture

The U.S. economic recovery has gained traction, municipal bond issuance volumes have increased, and many investors expect higher short-term interest rates later this year.Therefore, in anticipation of continued heightened market volatility, we have maintained the fund’s average duration in a position that is modestly shorter than the benchmark.We also have continued to focus on constructing a portfolio that is well diversified across the credit-quality spectrum, and we have continued our efforts to reduce the fund’s Puerto Rico exposure whenever appropriate opportunities to do so arise. In our judgment, these are prudent strategies in a relatively turbulent market environment.

September 15, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-NewYork residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Fund Advisors pursuant to an agreement in effect through December 31, 2015, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. S&P Municipal Bond Investment Grade
Intermediate Index and BLOOMBERG L.P. S&P Municipal Bond
Investment Grade Intermediate Index:These are unmanaged, market-
weighted indexes designed to measure the performance of municipal bonds with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years, and, in the case of the S&P Municipal Bond
Investment Grade Index, that are rated at least BBB- by Standard & Poor’s
Ratings Services, Baa3 by Moody’s Investor Services, Inc., or BBB- by Fitch
Ratings. Unlike a mutual fund, neither index is subject to charges, fees, and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

20

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	1 Year	5 Years	10 Years
Class M shares	1.33%	2.87%	3.87%
Investor shares	0.98%	2.60%	3.62%
S&P Municipal Bond Intermediate Index	1.94%	3.70%	4.63%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund on
8/31/05 to a $10,000 investment made in the S&P Municipal Bond Intermediate Index on that date.All dividends and capital gain distributions are reinvested.
Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade
Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings.The S&P Municipal Bond Investment
Grade Intermediate Index was launched on 3/19/13.Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P
Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.
As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton NewYork Intermediate Tax-Exempt Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to BNY Mellon
NewYork Intermediate Tax-Exempt Bond Fund in a tax-free reorganization and the fund commenced operations.The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for BNY Mellon NewYork Intermediate Tax-
Exempt Bond Fund and the performance of BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund’s Class M shares thereafter.The performance figures for
Investor shares represent the performance of the predecessor fund’s Class A shares prior to the commencement of operations for BNY Mellon NewYork Intermediate
Tax-Exempt Bond Fund and the performance of BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund’s Investor shares thereafter. Investor shares are subject to a Shareholder Services Plan.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The S&P Municipal Bond
Intermediate Index is comprised of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Intermediate Index is not subject to charges, fees and other expenses and is not limited to investments principally in NewYork municipal obligations. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 21

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	Inception			From
	Date	1	Year	Inception
Class M shares	7/1/13	1.33%		3.09%
Investor shares	7/1/13	0.98%		2.79%
S&P Municipal Bond Investment Grade
Intermediate Index	7/1/13	1.95%		4.14	%†††

†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund on
7/1/13 to a $10,000 investment made in the S&P Municipal Bond Investment Grade Intermediate Index on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The S&P Municipal Bond
Investment Grade Intermediate Index is comprised of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s Ratings Services,
Baa3 by Moody’s Investor Services, Inc. or BBB- by Fitch Ratings with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the date on which the Index is rebalanced. Unlike a mutual fund, the S&P Municipal Bond Investment Grade Intermediate Index is not
subject to charges, fees and other expenses and is not limited to investments principally in NewYork municipal obligations. Investors cannot invest directly in any index.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
††† For comparative purposes, the value of the S&P Municipal Bond Investment Grade Intermediate Index on 6/30/13 is used as the beginning value on 7/1/13.

22

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by John F. Flahive, Portfolio Manager and Director of Fixed Income

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of 2.20%, and its Investor shares returned 1.93%.1 In comparison, the fund’s benchmark, the Barclays Municipal Bond Index (the “Index”), produced a total return of 2.52%.2

Municipal bonds generally produced modestly positive returns, as declines stemming from rising long-term interest rates during the spring of 2015 were more than offset by rallies early and late in the reporting period.The fund’s returns compared to its benchmark were hindered, in part, by our relatively defensive interest-rate strategies.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. dollar-denominated fixed income securities that provide income exempt from federal income tax (municipal bonds).While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities, such as Brady bonds and sovereign debt obligations.

We seek to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market. Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Fluctuating Interest Rates Sparked Market Volatility

Over the final four months of 2014, global investors seeking more competitive yields than were available in overseas markets flocked to higher yielding investments in the United States, and the resulting supply-and-demand imbalance put downward pressure on U.S. bond yields. This trend began to reverse in early 2015, when longer term interest rates drifted higher amid stronger-than-expected employment data, but an economic soft patch during the winter caused yields to moderate. Longer term interest rates resumed their climb when economic growth accelerated again in the spring, and the benchmark ended June not far from where it began the reporting period. However, renewed concerns about sluggish economic growth and depreciating currency values in China sparked a renewed flight to quality in the final weeks of the reporting period, pushing bond yields lower and prices higher.

Municipal bonds also responded to changes in supply-and-demand dynamics. After experiencing robust demand for a limited supply of newly issued bonds during 2014, issuance volumes climbed dramatically during 2015 as issuers rushed to refinance existing debt before expected increases in interest rates.

Despite isolated pockets of weakness in Illinois, New Jersey and Puerto Rico, underlying credit conditions have continued to improve for most state and local governments. Many states and municipalities have seen tax revenues climb beyond pre-recession levels, enabling them to balance their budgets and replenish reserves.

The Funds 23

DISCUSSION OF FUND PERFORMANCE (continued)

Interest-Rate Strategies Dampened Relative Results

We maintained a modestly short average duration in an attempt to reduce the fund’s sensitivity to changing interest rates amid heightened market volatility. However, this strategy proved counterproductive when longer term rates ended the reporting period somewhat lower than where they began.The fund’s relative performance also was constrained to a degree by our interest-rate hedging strategy, which employed futures contracts to protect the fund from adverse changes in interest rates. The fund held modest exposure to Puerto Rico bonds during the reporting period, which weighed on performance when the U.S. territory came under fiscal pressure due to unfunded pension liabilities. Positions in New Jersey bonds also dampened relative results.

On a more positive note, the fund benefited from underweighted positions in AAA-rated securities and overweighted exposure to municipal bonds rated A and BBB or lower. From a security selection standpoint, the fund’s holdings of longer-dated, lower-rated municipal bonds from California,Texas, and New York fared especially well.

Finding Opportunities in a Volatile Market

The U.S. economic recovery has gained traction, municipal bond issuance volumes have increased, and many investors expect higher short-term interest rates later this year. Therefore, in anticipation of continued market volatility, we have maintained the fund’s average duration in a position that is modestly shorter than the benchmark. However, we have established a more constructive posture with regard to portfolio construction. We have emphasized municipal bonds with BBB credit ratings and lower, and we increased its holdings of high yield securities after below-investment-grade bonds fell to more attractive valuations. We also have identified what we believe are a number of opportunities among longer-maturity municipal bonds. In our view, these are appropriate strategies as we navigate the potential opportunities and pitfalls of a turbulent market environment.

September 15, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Municipal Bond
Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted tax-exempt bond market. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

24

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	Inception			From
	Date	1 Year	5 Years	Inception
Class M shares	10/15/08	2.20%	5.04%	9.08%
Investor shares	10/15/08	1.93%	4.76%	8.82%
Barclays Municipal Bond Index	9/30/08	2.52%	3.96%	5.81%††

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Municipal Opportunities Fund on 10/15/08
(inception date) to a $10,000 investment made in the Barclays Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† For comparative purposes, the value of the Index as of 9/30/08 is used as the beginning value on 10/15/08.

The Funds 25

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon municipal bond fund from March 1, 2015 to August 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2015

	Class M Shares	Investor Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.52	$ 3.77
Ending value (after expenses)	$ 998.30	$ 996.20
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.52	$ 3.83
Ending value (after expenses)	$ 999.00	$ 997.80
Annualized expense ratio (%)	.50	.76
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 3.41	$ 4.67
Ending value (after expenses)	$ 991.80	$ 990.50
Annualized expense ratio (%)	.68	.93
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 2.67	$ 3.92
Ending value (after expenses)	$ 997.70	$ 996.40
Annualized expense ratio (%)	.53	.78
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$ 2.97	$ 4.23
Ending value (after expenses)	$ 998.40	$ 996.20
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$ 3.47	$ 4.72
Ending value (after expenses)	$ 996.20	$ 994.10
Annualized expense ratio (%)	.69	.94

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2015

	Class M Shares	Investor Shares

BNY Mellon National Intermediate
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.55	$ 3.82
Ending value (after expenses)	$ 1,022.68	$ 1,021.42
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term
Municipal Bond Fund
Expenses paid per $1,000†	$ 2.55	$ 3.87
Ending value (after expenses)	$ 1,022.68	$ 1,021.37
Annualized expense ratio (%)	.50	.76
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 3.47	$ 4.74
Ending value (after expenses)	$ 1,021.78	$ 1,020.52
Annualized expense ratio (%)	.68	.93
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$ 2.70	$ 3.97
Ending value (after expenses)	$ 1,022.53	$ 1,021.27
Annualized expense ratio (%)	.53	.78
BNY Mellon New York
Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$ 3.01	$ 4.28
Ending value (after expenses)	$ 1,022.23	$ 1,020.97
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal
Opportunities Fund
Expenses paid per $1,000†	$ 3.52	4.79
Ending value (after expenses)	$ 1,021.73	1,020.47
Annualized expense ratio (%)	.69	.94

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Funds 27

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon National Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.3%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.1%
Alabama 21st Century Authority, Tobacco Settlement Revenue	5.00	6/1/20	1,500,000		1,714,185
Alabama 21st Century Authority, Tobacco Settlement Revenue	5.00	6/1/21	1,240,000		1,427,029
Jefferson County, Limited Obligation School Warrants	5.25	1/1/16	4,810,000		4,839,582
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/24	13,325,000		13,406,949
Alaska—.4%
Valdez, Marine Terminal Revenue (BP Pipelines (Alaska) Inc. Project)	5.00	1/1/18	8,000,000		8,705,040
Arizona—.7%
Arizona Board of Regents, Arizona State University System
Revenue (Polytechnic Campus Project) (Prerefunded)	6.00	7/1/18	2,500,000	[a]	2,853,975
Arizona Board of Regents, Arizona State University System
Revenue (Polytechnic Campus Project) (Prerefunded)	6.00	7/1/18	1,000,000	[a]	1,141,590
Arizona Board of Regents, Arizona State University System
Revenue (Polytechnic Campus Project) (Prerefunded)	6.00	7/1/18	1,100,000	[a]	1,255,749
Arizona Transportation Board, Highway Revenue (Prerefunded)	5.00	7/1/18	5,000,000	[a]	5,568,450
Salt River Project Agricultural Improvement and Power District,
Salt River Project Electric System Revenue	5.00	12/1/26	2,000,000		2,311,940
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	1,145,000		1,191,075
California—18.3%
Alameda Corridor Transportation Authority,
Subordinate Lien Revenue (Insured; AMBAC)	5.25	10/1/21	5,000,000		5,423,900
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	1.88	4/1/19	10,000,000		10,158,100
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	2.00	4/1/21	10,000,000		10,095,700
California, GO (Various Purpose)	5.00	2/1/21	4,000,000		4,692,040
California, GO (Various Purpose)	5.00	9/1/21	5,000,000		5,915,450
California, GO (Various Purpose)	5.25	10/1/23	5,000,000		6,063,500
California, GO (Various Purpose)	5.00	12/1/23	12,500,000		15,146,125
California, GO (Various Purpose)	5.00	12/1/23	2,500,000		3,029,225
California, GO (Various Purpose)	5.25	9/1/29	10,000,000		11,887,000
California, GO (Various Purpose)	6.00	3/1/33	11,445,000		13,799,923
California, GO (Various Purpose)	6.50	4/1/33	8,750,000		10,368,312
California, GO (Various Purpose)	5.50	3/1/40	7,950,000		9,238,456
California Department of Water Resources, Power Supply
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	5/1/21	3,420,000		3,799,312
California Department of Water Resources, Power Supply Revenue
(Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	5/1/18	8,565,000	[a]	9,520,683
California Department of Water Resources,
Water System Revenue (Central Valley Project)	5.00	12/1/19	5,000,000		5,803,250
California Health Facilities Financing Authority, Revenue (City of Hope)	5.00	11/15/23	1,500,000		1,752,960
California Health Facilities Financing Authority, Revenue (City of Hope)	5.00	11/15/24	1,600,000		1,857,056
California Health Facilities Financing Authority,
Revenue (Providence Health and Services) (Prerefunded)	6.25	10/1/18	8,500,000	[a]	9,899,440
California Health Facilities Financing Authority, Revenue
(Providence Health and Services) (Prerefunded)	6.25	10/1/18	4,000,000	[a]	4,658,560

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Health Facilities Financing Authority,
Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	60,000	[a]	70,314
California Health Facilities Financing Authority,
Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	3,440,000	[a]	4,031,336
California Health Facilities Financing Authority,
Revenue (Saint Joseph Health System)	5.00	10/17/17	5,000,000		5,462,100
California Pollution Control Financing Authority,
SWDR (Waste Management, Inc. Project)	5.00	1/1/22	2,250,000		2,324,632
California State Public Works Board, LR (Department of
General Services) (Capitol East End Complex—
Blocks 171-174 and 225) (Insured; AMBAC)	5.25	12/1/19	5,000,000		5,020,450
California State Public Works Board, LR (Department of
General Services) (Capitol East End Complex—
Blocks 171-174 and 225) (Insured; AMBAC)	5.00	12/1/23	4,000,000		4,015,520
California State Public Works Board, LR (Various Capital Projects)	5.00	4/1/19	8,760,000		9,960,470
California State Public Works Board, LR (Various Capital Projects)	5.00	10/1/20	2,000,000		2,348,300
California State Public Works Board, LR (Various Capital Projects)	5.00	11/1/20	1,350,000		1,587,681
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of
Southern California Project) (Collateralized; FHA)	6.25	8/1/24	4,235,000		4,946,649
California Statewide Communities Development Authority,
Revenue (Saint Joseph Health System)
(Insured; Assured Guaranty Municipal Corp.)	4.50	7/1/18	1,770,000		1,870,731
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/29	12,080,000		13,748,006
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/30	2,500,000		2,832,275
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/32	2,000,000		2,281,400
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/34	3,500,000		3,955,035
Los Angeles, Wastewater System Revenue	5.00	6/1/34	11,230,000		13,115,966
Los Angeles County Metropolitan Transportation Authority,
Proposition A First Tier Senior Sales Tax Revenue	5.00	7/1/20	7,165,000		8,443,523
Los Angeles County Metropolitan Transportation Authority,
Proposition C Sales Tax Senior Revenue	5.00	7/1/22	3,450,000		4,169,152
Los Angeles Department of Airports,
Senior Revenue (Los Angeles International Airport)	5.25	5/15/26	15,520,000		18,108,891
New Haven Unified School District, GO
(Insured; Assured Guaranty Corp.)	0.00	8/1/33	4,000,000	[b]	1,924,680
Port of Oakland, Revenue	5.00	5/1/18	1,835,000		2,025,785
Port of Oakland, Revenue	5.00	5/1/19	2,250,000		2,539,080
Port of Oakland, Revenue	5.00	5/1/23	1,875,000		2,150,719
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/25	4,635,000		5,686,218
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/28	5,000,000		5,988,400

The Funds 29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Sacramento County Sanitation Districts Financing Authority,
Subordinate Lien Revenue (Sacramento Regional County
Sanitation District) (Insured; FGIC)	0.72	12/1/35	10,000,000	[c]	8,894,700
Sacramento County Water Financing Authority, Revenue
(Sacramento County Water Agency Zones 40 and 41 Water
System Project) (Insured; National Public Finance Guarantee Corp.)	0.74	6/1/34	8,000,000	[c]	7,265,760
San Francisco City and County, COP (War Memorial Veterans
Building Seismic Upgrade and Improvements)	5.00	4/1/27	3,555,000		4,162,087
San Francisco City and County Airport Commission,
Second Series Revenue (San Francisco International Airport)	5.00	5/1/25	5,000,000		5,839,700
San Francisco City and County Airport Commission,
Second Series Revenue (San Francisco International Airport)	5.00	5/1/26	5,000,000		5,829,000
San Francisco City and County Public Utilities Commission,
San Francisco Water Revenue	5.00	11/1/31	8,000,000		9,436,640
San Francisco City and County Public Utilities Commission,
San Francisco Water Revenue	5.00	11/1/37	11,000,000		12,672,880
San Francisco Community College District, GO	5.00	6/15/29	5,000,000		5,897,150
Southern California Public Power Authority,
Gas Project Revenue (Project Number 1)	5.25	11/1/20	4,000,000		4,544,440
Southern California Public Power Authority,
Revenue (Apex Power Project)	5.00	7/1/30	1,000,000		1,171,930
Southern California Public Power Authority,
Revenue (Apex Power Project)	5.00	7/1/31	3,855,000		4,498,053
Southern California Public Power Authority,
Revenue (Apex Power Project)	5.00	7/1/33	3,380,000		3,918,062
University of California Regents, General Revenue	5.00	5/15/31	9,000,000		10,647,000
University of California Regents, Limited Project Revenue	5.00	5/15/30	11,000,000		12,972,080
Colorado—2.1%
City and County of Denver, Airport System Revenue
(Insured: Assured Guaranty Corp. and
National Public Finance Guarantee Corp.)	5.25	11/15/19	4,445,000		4,841,494
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	2,000,000		2,270,580
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,600,000		1,810,016
Colorado Health Facilities Authority, Revenue
(Vail Valley Medical Center Project)	5.00	1/15/20	280,000		280,874
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/16	3,565,000		3,711,878
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	9/1/16	5,000,000		5,218,400
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	1.77	9/1/17	5,000,000	[c]	5,022,750
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	9/1/17	3,500,000		3,753,820

30

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Colorado (continued)
Public Authority for Colorado Energy,
Natural Gas Purchase Revenue	5.75	11/15/18	1,870,000		2,028,352
Public Authority for Colorado Energy,
Natural Gas Purchase Revenue	6.13	11/15/23	5,350,000		6,505,654
Regional Transportation District, COP	5.00	6/1/19	1,750,000		1,973,178
Regional Transportation District, COP	5.00	6/1/20	2,700,000		3,106,539
Regional Transportation District, COP	5.50	6/1/22	2,200,000		2,564,474
Connecticut—1.6%
Connecticut, GO	5.00	11/15/21	9,430,000		11,055,921
Connecticut, GO	5.00	4/15/22	5,000,000		5,859,200
Connecticut, GO	5.00	5/15/23	10,000,000		11,534,200
Connecticut, GO	4.00	6/15/30	3,000,000		3,158,910
Connecticut, GO (Insured; AMBAC)	5.25	6/1/18	1,500,000		1,670,595
Delaware—1.0%
Delaware, GO	5.00	2/1/23	5,000,000		5,828,450
Delaware River and Bay Authority, Revenue	5.00	1/1/21	2,000,000		2,322,920
Delaware River and Bay Authority, Revenue	5.00	1/1/22	2,710,000		3,187,773
Delaware River and Bay Authority, Revenue	5.00	1/1/23	1,500,000		1,777,380
Delaware River and Bay Authority, Revenue	5.00	1/1/24	1,000,000		1,199,460
University of Delaware, Revenue	5.00	11/1/27	5,440,000		6,337,165
District of Columbia—.6%
District of Columbia, GO (Insured; Assured Guaranty Municipal Corp.)	3.79	6/1/16	5,000,000	[c]	5,031,850
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/23	4,250,000		4,825,535
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/24	2,500,000		2,827,250
Florida—4.9%
Citizens Property Insurance Corporation,
Coastal Account Senior Secured Revenue	5.00	6/1/20	10,000,000		11,366,000
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000		4,590,685
Florida Department of Transportation,
State Infrastructure Bank Revenue	5.00	7/1/20	2,500,000		2,719,600
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/20	3,540,000		3,554,762
Hillsborough County Aviation Authority, Revenue
(Tampa International Airport) (Insured; AMBAC)	5.13	10/1/21	3,675,000		3,690,251
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/17	2,000,000		2,175,780
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/21	2,500,000		2,936,525
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/21	2,000,000		2,261,880
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/22	1,625,000		1,832,301
Jacksonville Electric Authority, Revenue
(Saint Johns River Power Park System)	5.00	10/1/24	1,000,000		1,127,570

The Funds 31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Lee County, Airport Revenue	5.50	10/1/23	3,460,000		4,057,646
Lee County, Airport Revenue	5.50	10/1/24	5,000,000		5,813,850
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/25	4,175,000		4,856,443
Miami-Dade County, Subordinate Special Obligation Bonds
(Insured; National Public Finance Guarantee Corp.)	5.00	10/1/22	2,000,000		2,170,120
Miami-Dade County School Board, COP (Master Lease Purchase
Agreement with Miami-Dade County School Board Foundation, Inc.)	5.00	5/1/21	5,000,000		5,804,800
Orlando Utilities Commission, Utility System Revenue	1.17	10/1/16	13,400,000	[c]	13,402,814
Port Saint Lucie, Utility System Revenue (Insured;
National Public Finance Guarantee Corp.)	5.00	9/1/29	5,000,000		5,185,050
Sarasota County, Revenue (Environmentally Sensitive Lands
and Parkland Program) (Prerefunded)	5.25	10/1/18	245,000	[a]	277,173
Sarasota County, Revenue (Environmentally Sensitive Lands
and Parkland Program) (Prerefunded)	5.25	10/1/18	240,000	[a]	271,517
Sarasota County, Revenue (Environmentally Sensitive Lands
and Parkland Program) (Prerefunded)	5.25	10/1/18	210,000	[a]	237,577
Sarasota County, Revenue (Environmentally Sensitive Lands
and Parkland Program) (Prerefunded)	5.25	10/1/18	725,000	[a]	820,207
Sarasota County, Revenue (Environmentally Sensitive Lands
and Parkland Program) (Prerefunded)	5.25	10/1/18	2,105,000	[a]	2,381,429
Sarasota County, Revenue (Environmentally Sensitive Lands
and Parkland Program) (Prerefunded)	5.25	10/1/18	1,085,000	[a]	1,227,482
Sarasota County, Revenue (Environmentally Sensitive Lands
and Parkland Program) (Prerefunded)	5.25	10/1/18	1,790,000	[a]	2,025,063
Sarasota County, Revenue (Environmentally Sensitive Lands
and Parkland Program) (Prerefunded)	5.25	10/1/18	5,000,000	[a]	5,656,600
Tampa Bay Water, A Regional Water Supply Authority,
Utility System Revenue	5.00	10/1/20	5,000,000		5,854,650
Tampa Sports Authority, Local Option
Sales Tax Revenue (Stadium Project)	5.00	1/1/24	90,000		108,785
Tampa Sports Authority, Local Option
Sales Tax Revenue (Stadium Project)	5.00	1/1/25	2,865,000		3,505,929
Georgia—1.5%
Atlanta, Water and Wastewater Revenue	5.00	11/1/25	3,750,000		4,534,350
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	6,000,000		6,768,540
DeKalb County, Water and Sewerage Revenue	5.25	10/1/36	3,500,000		4,074,105
Main Street Natural Gas Inc., Gas Project Revenue	6.38	7/15/38	1,335,000	[d]	12,682
Municipal Electric Authority of Georgia, GO
(Project One Subordinated Bonds)	5.75	1/1/20	5,000,000		5,666,500
Private Colleges and Universities Authority,
Revenue (Emory University)	5.00	9/1/18	2,000,000		2,008,200
Private Colleges and Universities Authority,
Revenue (Emory University)	5.00	9/1/41	6,990,000		7,950,146

32

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Idaho—.8%
Idaho Health Facilities Authority,
Revenue (Trinity Health Credit Group)	5.00	12/1/33	5,000,000		5,629,500
University of Idaho Regents, General Revenue	5.25	4/1/21	9,850,000		11,396,549
Illinois—5.9%
Chicago, General Airport Senior Lien Revenue
(Chicago O’Hare International Airport)	5.00	1/1/22	4,615,000		5,342,370
Chicago, General Airport Senior Lien Revenue
(Chicago O’Hare International Airport)	5.00	1/1/25	7,055,000		8,127,713
Chicago, GO	5.00	1/1/24	4,500,000		4,383,090
Chicago, GO	5.00	1/1/26	3,000,000		2,885,010
Chicago, GO	5.50	1/1/35	3,750,000		3,472,200
Chicago, GO (Modern Schools Across
Chicago Program) (Insured; AMBAC)	5.00	12/1/17	1,110,000		1,126,916
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,000,000		997,790
Chicago, GO (Project and Refunding Series)	5.50	1/1/34	5,400,000		5,027,994
Chicago, GO (Project and Refunding Series)	5.50	1/1/37	3,500,000		3,219,685
Chicago, GO (Project and Refunding Series)
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/26	6,940,000		7,015,924
Chicago Board of Education, Unlimited Tax GO
(Dedicated Alternate Revenues)	5.25	12/1/35	8,215,000		7,017,582
Chicago Board of Education, Unlimited Tax GO
(Dedicated Revenues) (Insured; AMBAC)	5.50	12/1/18	1,605,000		1,637,485
Illinois, GO	5.00	8/1/18	19,900,000		21,265,339
Illinois, GO	5.00	8/1/19	10,000,000		10,766,100
Illinois, GO	5.00	9/1/19	7,500,000		7,523,700
Illinois, GO	5.00	8/1/23	5,000,000		5,362,600
Illinois, GO	5.25	2/1/28	6,000,000		6,200,280
Illinois, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/20	5,000,000		5,482,150
Illinois Finance Authority, Gas Supply Revenue (The Peoples
Gas Light and Coke Company Project) (Insured; AMBAC)	4.30	6/1/16	2,500,000		2,572,450
Railsplitter Tobacco Settlement Authority,
Tobacco Settlement Revenue	6.25	6/1/24	10,000,000		10,434,100
Kansas—1.8%
Harvey County Unified School District Number 373, GO
Improvement Bonds (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.00	9/1/18	1,700,000	[a]	1,905,717
Kansas Department of Transportation, Highway Revenue	5.00	9/1/27	10,000,000		12,075,300
Kansas Department of Transportation, Highway Revenue	5.00	9/1/28	6,000,000		7,205,760
Kansas Department of Transportation, Highway Revenue	5.00	9/1/29	1,300,000		1,551,238
Kansas Development Finance Authority, Revenue
(University of Kansas Projects)	4.00	5/1/21	3,370,000		3,703,664
Wichita, Water and Sewer Utility Revenue	5.00	10/1/21	7,990,000		9,448,015

The Funds 33

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Kentucky—.1%
Kentucky Property and Buildings Commission,
Revenue (Project Number 100)	5.00	8/1/21	1,785,000		2,076,258
Louisiana—2.7%
Jefferson Sales Tax District, Special Sales Tax
Revenue (Insured; AMBAC) (Prerefunded)	5.25	12/1/17	4,000,000	[a]	4,386,640
Louisiana, GO	5.00	8/1/26	5,000,000		5,888,150
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/21	5,000,000		5,778,050
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; AMBAC) (Prerefunded)	5.00	6/1/16	5,500,000	[a]	5,695,030
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; Assured Guaranty Corp.)	6.13	6/1/25	14,500,000		16,400,225
Louisiana Local Government Environmental Facilities and Community
Development Authority, Revenue (Louisiana Community and
Technical College System Facilities Corporation Project)	5.00	10/1/22	5,000,000		5,713,700
Louisiana Public Facilities Authority, Revenue
(CHRISTUS Health Obligated Group)	6.00	7/1/29	2,000,000		2,291,340
Louisiana Public Facilities Authority,
Revenue (Loyola University Project)	5.00	10/1/41	8,000,000		8,503,360
Maryland—1.8%
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/28	2,480,000		2,918,464
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/29	4,640,000		5,422,722
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/30	4,640,000		5,401,888
Maryland, GO (State and Local Facilities Loan)	5.00	3/1/26	2,000,000		2,386,560
Maryland Department of Transportation,
Consolidated Transportation Revenue	5.00	12/1/21	6,300,000		7,509,663
Montgomery County, Consolidated Public Improvement GO	5.00	11/1/26	10,000,000		12,221,200
Massachusetts—1.8%
Massachusetts, GO	0.66	11/1/18	2,000,000	[c]	2,003,480
Massachusetts, GO (Consolidated Loan)	5.00	7/1/25	7,000,000		8,254,120
Massachusetts, GO (Consolidated Loan) (Green Bonds)	5.00	9/1/28	5,000,000		5,890,650
Massachusetts, GO (Consolidated Loan) (Green Bonds)	5.00	9/1/31	5,000,000		5,812,800
Massachusetts, GO (Insured; National Public Finance Guarantee Corp.)	5.50	10/1/20	3,285,000		3,944,004
Massachusetts Development Finance Agency,
Special Obligation Revenue (Commonwealth Contract Assistance)	5.00	5/1/44	2,505,000		2,850,991
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	8.00	10/1/15	2,950,000	[a]	2,969,440
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	8.00	10/1/15	885,000	[a]	890,832
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	820,000	[a]	982,803
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	1,180,000	[a]	1,414,277
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	380,000		381,676

34

BNY Mellon National Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan—2.0%
Detroit, Water Supply System Second Lien Revenue (Insured; FGIC)	5.75	7/1/22	7,000,000		7,830,340
Michigan, Grant Anticipation Bonds
(Insured; Assured Guaranty Municipal Corp.)	5.25	9/15/23	7,500,000		8,170,050
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/22	2,400,000		2,846,952
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/35	5,000,000		5,535,850
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Water and Sewerage Department,
Sewage Disposal System Revenue Senior Lien Local Project
Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/26	1,875,000		2,143,706
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Water and Sewerage Department,
Sewage Disposal System Revenue Senior Lien Local Project
Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/27	3,000,000		3,407,610
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Water and Sewerage Department,
Sewage Disposal System Revenue Senior Lien Local Project
Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/28	2,500,000		2,822,225
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Water and Sewerage Department,
Water Supply System Revenue Senior Lien Local Project
Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/26	2,500,000		2,858,275
Michigan State Building Authority, Revenue (Facilities Program)	5.00	10/15/29	3,450,000		3,938,658
Minnesota—1.4%
Minneapolis, Health Care System Revenue
(Fairview Health Services) (Prerefunded)	6.63	11/15/18	12,000,000	[a]	13,992,480
Saint Paul Housing and Redevelopment Authority,
Health Care Facilities Revenue (HealthPartners Obligated Group)	5.00	7/1/32	5,000,000		5,652,550
University of Minnesota Regents, Special Purpose Revenue
(State Supported Stadium Debt) (Prerefunded)	5.00	8/1/16	6,300,000	[a]	6,571,530
Western Minnesota Municipal Power Agency,
Power Supply Revenue	5.00	1/1/22	1,500,000		1,774,230
Mississippi—.0%
Mississippi Home Corporation, SFMR
(Collateralized: FHLMC, FNMA and GNMA)	4.38	12/1/18	480,000		505,723
Mississippi State University Educational Building Corporation,
Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	8/1/16	400,000		418,464
Missouri—1.9%
Missouri Environmental Improvement and Energy Resources
Authority, Water Pollution Control and Drinking Water
Revenue (State Revolving Funds Programs)	5.00	7/1/21	1,550,000		1,842,408
Missouri Environmental Improvement and Energy Resources
Authority, Water Pollution Control and Drinking Water
Revenue (State Revolving Funds Programs)	5.00	7/1/22	1,750,000		2,102,958
Missouri Environmental Improvement and Energy Resources
Authority, Water Pollution Control and Drinking Water
Revenue (State Revolving Funds Programs)	5.00	7/1/23	2,200,000		2,671,878

The Funds 35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Missouri (continued)
Missouri Environmental Improvement and Energy Resources
Authority, Water Pollution Control and Drinking Water
Revenue (State Revolving Funds Programs)	5.00	1/1/26	750,000		900,330
Missouri Highways and Transportation Commission,
First Lien State Road Revenue	5.00	5/1/23	25,625,000		31,165,638
Nebraska—.6%
Central Plains Energy Project, Gas Supply Revenue
(Liquidity Facility; Royal Bank of Canada)	5.00	12/1/19	10,000,000		11,386,900
Nevada—1.3%
Clark County, Highway Revenue (Motor Vehicle Fuel Tax)	5.00	7/1/28	10,000,000		11,300,500
Clark County School District, GO (Insured;
National Public Finance Guarantee Corp.)	5.00	6/15/20	12,930,000		14,270,194
New Jersey—4.4%
Garden State Preservation Trust, Open Space and Farmland
Preservation Revenue (Insured; Assured Guaranty Municipal Corp.)	5.13	11/1/16	1,000,000		1,054,480
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	6/15/20	5,000,000		5,320,750
New Jersey Economic Development Authority, School Facilities
Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/25	13,000,000		14,254,500
New Jersey Economic Development Authority,
School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	5,000,000		5,386,000
New Jersey Economic Development Authority,
School Facilities Construction Revenue
(Insured; National Public Finance Guarantee Corp.)	5.50	9/1/23	10,000,000		11,044,700
New Jersey Educational Facilities Authority, Revenue (University of
Medicine and Dentistry of New Jersey Issue) (Prerefunded)	7.50	6/1/19	3,750,000	[a]	4,622,738
New Jersey Health Care Facilities Financing Authority,
Revenue (Barnabas Health Issue)	5.00	7/1/22	1,830,000		2,104,555
New Jersey Health Care Facilities Financing Authority,
Revenue (Barnabas Health Issue)	5.00	7/1/24	3,005,000		3,404,485
New Jersey Health Care Facilities Financing Authority,
Revenue (Meridian Health System Obligated Group Issue)	5.00	7/1/19	2,000,000		2,273,000
New Jersey Transportation Trust Fund Authority
(Transportation System)	5.00	6/15/42	5,000,000		4,970,400
New Jersey Transportation Trust Fund Authority
(Transportation System)	5.50	6/15/31	5,000,000		5,239,000
New Jersey Transportation Trust Fund Authority (Transportation
System) (Insured; National Public Finance Guarantee Corp.)	5.50	12/15/21	10,000,000		10,977,400
New Jersey Transportation Trust Fund Authority,
Transportation Program Bonds	5.00	6/15/19	10,000,000		10,636,300
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/33	5,000,000		5,642,400
Rutgers, The State University, GO	5.00	5/1/21	2,000,000		2,330,440
New Mexico—.6%
New Mexico Municipal Energy Acquisition Authority,
Gas Supply Revenue	5.00	8/1/19	10,000,000		11,291,000

36

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York—12.9%
Albany Industrial Development Agency, Civic Facility
Revenue (Saint Peter’s Hospital of the City of
Albany Project) (Prerefunded)	5.75	11/15/17	1,000,000	[a]	1,111,380
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	2,880,000		3,032,755
Metropolitan Transportation Authority,
State Service Contract Revenue	5.75	1/1/18	1,500,000		1,668,690
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/24	5,000,000		5,449,800
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	12,000,000		14,076,840
Metropolitan Transportation Authority, Transportation Revenue
(Insured; Assured Guaranty Municipal Corp.)	0.39	11/1/22	9,175,000	[c]	8,945,625
Monroe County Industrial Development Corporation,
Revenue (University of Rochester Project)	4.00	7/1/35	5,440,000		5,636,928
New York City, GO	5.00	8/1/23	5,000,000		5,952,350
New York City, GO	5.00	8/1/24	5,000,000		6,022,250
New York City, GO	5.13	12/1/24	2,005,000		2,202,212
New York City, GO	5.00	10/1/25	2,500,000		2,936,150
New York City, GO	5.00	8/1/26	5,660,000		6,638,897
New York City, GO	5.00	8/1/28	16,000,000		18,572,800
New York City, GO (Prerefunded)	5.13	12/1/17	2,995,000	[a]	3,288,510
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	2/1/23	13,000,000		15,080,390
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/25	15,000,000		17,912,700
New York Liberty Development Corporation,
Revenue (3 World Trade Center Project)	5.00	11/15/44	10,000,000	[e]	10,050,600
New York Liberty Development Corporation,
Revenue (Goldman Sachs Headquarters Issue)	5.00	10/1/15	1,000,000		1,003,450
New York State Dormitory Authority,
Revenue (Columbia University)	5.00	10/1/41	7,500,000		8,583,525
New York State Dormitory Authority, Revenue (Consolidated City
University System) (Insured; Assured Guaranty Municipal Corp.)	5.75	7/1/18	130,000		140,197
New York State Dormitory Authority,
Revenue (The Rockefeller University)	5.00	7/1/40	10,000,000		11,184,000
New York State Dormitory Authority,
State Personal Income Tax Revenue (General Purpose)	5.00	3/15/31	5,165,000		5,952,714
New York State Dormitory Authority,
State Personal Income Tax Revenue (General Purpose)	5.00	2/15/33	25,000,000		28,833,750
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/21	10,000,000		11,829,500
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/34	5,000,000		5,803,450
New York State Thruway Authority,
General Revenue Junior Indebtedness Obligations	5.00	5/1/19	8,000,000		9,045,680
New York State Thruway Authority,
Second General Highway and Bridge Trust Fund Bonds	5.00	4/1/21	5,000,000		5,443,100

The Funds 37

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York State Thruway Authority, Second General Highway
and Bridge Trust Fund Bonds (Insured; Assured
Guaranty Municipal Corp.) (Prerefunded)	5.00	4/1/17	4,500,000	[a]	4,816,395
Port Authority of New York and New Jersey
(Consolidated Bonds, 184th Series)	5.00	9/1/31	1,145,000		1,335,253
Port Authority of New York and New Jersey
(Consolidated Bonds, 184th Series)	5.00	9/1/32	2,500,000		2,904,650
Port Authority of New York and New Jersey
(Consolidated Bonds, 190th Series)	5.00	5/1/36	3,000,000		3,365,850
Port Authority of New York and New Jersey
(Consolidated Bonds, 190th Series)	5.00	5/1/37	3,400,000		3,814,630
Port Authority of New York and New Jersey
(Consolidated Bonds, 190th Series)	5.00	5/1/38	3,875,000		4,351,238
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue	5.00	10/15/29	6,370,000		7,604,251
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue (State Contingency Contract Secured)	5.00	6/1/20	5,000,000		5,181,250
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	5.00	11/15/37	2,425,000		2,635,151
Triborough Bridge and Tunnel Authority,
Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/29	10,000,000	[b]	6,140,200
Utility Debt Securitization Authority of New York,
Restructuring Bonds	5.00	12/15/26	2,500,000		2,992,800
North Carolina—2.3%
North Carolina Eastern Municipal Power Agency,
Power System Revenue (Prerefunded)	5.25	1/1/18	5,000,000	[a]	5,513,900
North Carolina Eastern Municipal Power Agency,
Power System Revenue (Prerefunded)	5.00	1/1/19	18,000,000	[a]	20,332,260
North Carolina Municipal Power Agency Number 1,
Catawba Electric Revenue	5.00	1/1/24	1,585,000		1,764,676
North Carolina Municipal Power Agency Number 1,
Catawba Electric Revenue (Prerefunded)	5.00	1/1/19	3,915,000	[a]	4,429,157
University of North Carolina Board of Governors, General Revenue
(The University of North Carolina at Charlotte)	4.00	4/1/35	3,420,000		3,572,293
University of North Carolina Board of Governors, General Revenue
(The University of North Carolina at Charlotte)	4.00	4/1/36	1,485,000		1,546,212
University of North Carolina Board of Governors, General Revenue
(The University of North Carolina at Charlotte)	4.00	4/1/37	2,000,000		2,074,160
Wake County, LOR	5.00	1/1/24	5,955,000		6,783,162
Ohio—1.2%
Columbus, GO (Various Purpose Limited Tax)	5.00	7/1/21	3,005,000		3,564,531
Hamilton County, Sewer System Improvement Revenue
(The Metropolitan Sewer District of Greater Cincinnati)	5.00	12/1/26	3,500,000		4,141,585
Montgomery County, Revenue (Catholic Health Initiatives)	6.00	10/1/23	3,055,000		3,468,311
Ohio, Common Schools GO	5.00	6/15/26	4,630,000		5,455,483
Ohio, Common Schools GO	5.00	6/15/27	5,070,000		5,973,930

38

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Ohio (continued)
Ohio Housing Finance Agency, MFHR (Uptown Towers
Apartments Project) (Collateralized; GNMA)	4.75	10/20/15	100,000	100,473
Toledo-Lucas County Port Authority, Port Facilities
Revenue (Cargill, Inc. Project)	4.50	12/1/15	900,000	908,235
Oregon—.5%
Oregon, GO	5.00	11/1/19	5,000,000	5,781,550
Oregon, GO	5.00	11/1/20	3,100,000	3,652,823
Pennsylvania—3.6%
Pennsylvania, GO	5.00	8/15/21	7,210,000	8,378,957
Pennsylvania, GO	5.00	6/15/22	5,220,000	6,105,938
Pennsylvania, GO	5.00	11/15/22	5,000,000	5,863,200
Pennsylvania, GO	5.00	3/15/31	5,000,000	5,730,350
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/26	11,520,000	13,396,608
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/28	7,540,000	8,615,807
Pennsylvania Economic Development Financing Authority,
Private Activity Revenue (The Pennsylvania Rapid Bridge
Replacement Project)	5.00	6/30/42	1,000,000	1,047,690
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/31	5,110,000	5,785,491
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/18	5,000,000	5,521,900
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	12/1/20	3,675,000	4,266,969
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	12/1/21	3,740,000	4,352,575
State Public School Building Authority, School Lease Revenue
(The School District of Philadelphia Project)	5.00	4/1/22	1,000,000	1,146,970
State Public School Building Authority, School Lease Revenue
(The School District of Philadelphia Project)	5.00	4/1/25	2,750,000	3,121,580
South Carolina—1.2%
Clemson University, Athletic Facilities Revenue	4.00	5/1/35	1,500,000	1,535,010
Clemson University, Higher Education Revenue	4.00	5/1/35	2,635,000	2,707,278
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)	5.50	12/1/18	3,000,000	3,422,610
Growth Remedy Opportunity Without Tax Hike,
Installment Purchase Revenue (School District Number 2
of Dorchester County, South Carolina Project)	5.00	12/1/28	1,750,000	2,001,842
Growth Remedy Opportunity Without Tax Hike,
Installment Purchase Revenue (School District Number 2
of Dorchester County, South Carolina Project)	5.00	12/1/29	2,000,000	2,273,100
Growth Remedy Opportunity Without Tax Hike,
Installment Purchase Revenue (School District Number 2
of Dorchester County, South Carolina Project)	5.00	12/1/30	2,220,000	2,505,914
South Carolina Public Service Authority,
Revenue Obligations (Santee Cooper)	5.00	12/1/22	7,500,000	8,913,450
South Dakota—.1%
South Dakota Educational Enhancement Funding
Corporation, Tobacco Settlement Revenue	5.00	6/1/25	1,800,000	2,054,250

The Funds 39

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
South Dakota (continued)
South Dakota Educational Enhancement Funding
Corporation, Tobacco Settlement Revenue	5.00	6/1/27	500,000		562,020
Tennessee—.7%
Clarksville Natural Gas Acquisition Corporation, Gas Revenue	5.00	12/15/20	1,690,000		1,898,918
Metropolitan Government of Nashville and
Davidson County, GO Improvement Bonds	5.00	7/1/25	4,475,000		5,164,150
Metropolitan Government of Nashville and Davidson County,
GO Improvement Bonds (Prerefunded)	5.00	7/1/20	5,525,000	[a]	6,472,537
Texas—8.0%
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.00	8/15/23	1,100,000		1,251,833
Dallas and Fort Worth Joint Improvement Revenue
(Dallas/Fort Worth International Airport)	5.00	11/1/31	5,000,000		5,635,150
Dallas and Fort Worth, Joint Revenue
(Dallas/Fort Worth International Airport)	5.00	11/1/26	3,000,000		3,444,060
Dallas and Fort Worth, Joint Revenue
(Dallas/Fort Worth International Airport)	5.00	11/1/27	3,400,000		3,890,382
Dallas Area Rapid Transit, Senior Lien Sales Tax Revenue	5.00	12/1/22	5,700,000		6,842,850
Dallas Independent School District, Unlimited Tax Bonds
(Permanent School Fund Guarantee Program)	4.00	2/15/32	4,000,000		4,235,800
El Paso, Water and Sewer Revenue	5.00	3/1/22	1,000,000		1,185,160
Forney Independent School District, Unlimited Tax Bonds
(Permanent School Fund Guarantee Program)	5.00	8/15/27	2,200,000		2,628,296
Forney Independent School District, Unlimited Tax School Building
Bonds (Permanent School Fund Guarantee Program) (Prerefunded)	5.75	8/15/18	1,000,000	[a]	1,141,390
Harris County, Toll Road Senior Lien Revenue	5.00	8/15/23	12,500,000		14,237,000
Harris County, Unlimited Tax Road Bonds	5.00	10/1/21	13,705,000		15,664,404
Harris County Health Facilities Development Corporation, HR
(Memorial Hermann Healthcare System) (Prerefunded)	7.00	12/1/18	5,000,000	[a]	5,962,750
Harris County-Houston Sports Authority, Senior Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	11/15/22	6,500,000		7,664,410
Houston, Combined Utility System First Lien Revenue	5.00	5/15/21	5,000,000		5,888,300
Houston, Public Improvement GO	5.00	3/1/18	5,000,000		5,514,050
Houston Community College System, Limited Tax Bonds	5.00	2/15/21	2,250,000		2,642,197
Katy Independent School District, Unlimited Tax Refunding
Bonds (Permanent School Fund Guarantee Program)	0.00	2/15/16	1,505,000	[b]	1,503,916
Lower Colorado River Authority, Revenue (Escrowed to Maturity)	5.00	5/15/16	15,000		15,499
Lower Colorado River Authority, Revenue (Escrowed to Maturity)	5.00	5/15/16	35,000		36,165
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/30	3,000,000		3,360,600
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/31	11,415,000		12,719,620
Texas A&M University System Board of Regents,
Financing System Revenue	5.00	5/15/35	1,050,000		1,205,925
Texas Public Finance Authority, GO	5.00	10/1/23	9,385,000		11,076,834
Texas Transportation Commission, GO (Mobility Funds Bonds)	5.00	10/1/24	4,000,000		4,892,600

40

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Texas Transportation Commission, Highway Improvement GO	5.00	4/1/24	10,000,000		12,196,500
Texas Transportation Commission, Highway Improvement GO	5.00	4/1/27	5,000,000		5,883,800
Texas Transportation Commission, State Highway Fund
First Tier Revenue (Prerefunded)	5.00	4/1/17	15,000,000	[a]	16,049,700
Texas Water Development Board, State Revolving Fund
Subordinate Lien Revenue	5.00	7/15/24	3,650,000		3,937,584
Utah—1.5%
Utah, GO	5.00	7/1/20	20,000,000		23,450,600
Utah Associated Municipal Power Systems,
Revenue (Payson Power Project)	5.00	4/1/22	5,675,000		6,631,521
Virginia—2.3%
Hampton Roads Sanitation District, Wastewater Revenue	5.00	7/1/24	3,520,000		4,332,662
Virginia, GO	5.00	6/1/23	5,490,000		6,462,718
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/19	7,000,000		7,908,600
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/21	2,235,000		2,622,951
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/23	11,285,000		13,078,412
Virginia Public Building Authority, Public Facilities Revenue	5.00	8/1/19	6,950,000		7,946,839
Virginia Transportation Board,
Transportation Capital Projects Revenue	5.00	5/15/22	2,795,000		3,336,196
Washington—3.1%
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/20	10,955,000		12,758,412
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/31	7,500,000		8,489,025
FYI Properties, LR (State of Washington
Department of Information Services Project)	5.25	6/1/29	5,625,000		6,331,725
Port of Seattle, Intermediate Lien Revenue	5.00	3/1/28	1,750,000		2,023,035
Port of Seattle, Intermediate Lien Revenue	5.00	4/1/29	1,000,000		1,148,530
Port of Seattle, Intermediate Lien Revenue	5.00	4/1/30	2,840,000		3,237,714
Washington, Federal Highway Grant Anticipation
Revenue (State Road 520 Corridor Program)	5.00	9/1/22	5,000,000		5,909,550
Washington, Federal Highway Grant Anticipation
Revenue (State Road 520 Corridor Program)	5.00	9/1/23	5,000,000		5,955,800
Washington, GO (Motor Vehicle Fuel Tax)	5.00	2/1/23	5,315,000		6,376,724
Washington, GO (Motor Vehicle Fuel Tax)	5.00	8/1/23	3,570,000		4,214,456
Washington Health Care Facilities Authority,
Revenue (Providence Health and Services)	5.00	10/1/21	5,550,000		6,519,974
Wisconsin—.9%
Wisconsin, GO (Prerefunded)	5.00	5/1/18	5,800,000	[a]	6,427,096
Wisconsin, GO (Prerefunded)	5.00	5/1/20	5,000,000	[a]	5,816,550
WPPI Energy, Power Supply System Revenue	5.00	7/1/29	1,000,000		1,150,800
WPPI Energy, Power Supply System Revenue	5.00	7/1/30	1,000,000		1,143,300

The Funds 41

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Wisconsin (continued)
WPPI Energy, Power Supply System Revenue	5.00	7/1/31	1,000,000		1,137,510
WPPI Energy, Power Supply System Revenue	5.00	7/1/32	500,000		566,700
WPPI Energy, Power Supply System Revenue	5.00	7/1/33	2,000,000		2,263,500
U.S. Related—.7%
A.B. Won International Airport Authority of Guam,
General Revenue (Insured; Assured Guaranty Municipal Corp.)	5.50	10/1/33	1,000,000		1,128,460
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/18	5,000,000		2,954,200
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	3,940,000		3,941,261
Puerto Rico Public Buildings Authority, Government Facilities Revenue	5.50	7/1/16	1,995,000		1,603,182
Puerto Rico Public Buildings Authority,
Government Facilities Revenue (Escrowed to Maturity)	5.50	7/1/16	5,000		5,212
Puerto Rico Public Buildings Authority,
Government Facilities Revenue (Escrowed to Maturity)	5.75	7/1/17	5,000		5,433
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	11,000,000	[f]	4,290,000
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	2,500,000	[f]	821,450
Total Long-Term Municipal Investments
(cost $1,908,956,499)					1,986,083,761

Short-Term Municipal Investments—.9%
Alaska—.0%
Valdez, Marine Terminal Revenue (Exxon Pipeline Co. Project)	0.01	9/1/15	900,000	[g]	900,000
Colorado—.0%
Colorado Educational and Cultural Facilities Authority,
Revenue (National Jewish Federation Bond
Program) (LOC; JPMorgan Chase Bank)	0.01	9/1/15	550,000	[g]	550,000
Massachusetts—.1%
Massachusetts, GO Notes (Consolidated Loan)
(Liquidity Facility; Wells Fargo Bank)	0.01	9/1/15	1,645,000	[g]	1,645,000
Massachusetts Health and Educational Facilities Authority, Revenue
(Tufts University Issue) (Liquidity Facility; Wells Fargo Bank)	0.01	9/1/15	1,000,000	[g]	1,000,000
Missouri—.0%
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (Liquidity Facility; JPMorgan Chase Bank)	0.01	9/1/15	400,000	[g]	400,000
Montana—.1%
Forsyth, PCR, Refunding (PacifiCorp Project)
(LOC; Bank of Nova Scotia)	0.01	9/1/15	2,000,000	[g]	2,000,000
New York—.4%
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.01	9/1/15	200,000	[g]	200,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.01	9/1/15	3,500,000	[g]	3,500,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.01	9/1/15	100,000	[g]	100,000

42

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York City Municipal Water Finance Authority,
Water and Sewer System General Resolution
Revenue (Liquidity Facility; JPMorgan Chase Bank)	0.01	9/1/15	1,100,000	[g]	1,100,000
Syracuse Industrial Development Agency, Civic Facility Revenue
(Syracuse University Project) (LOC; JPMorgan Chase Bank)	0.01	9/1/15	750,000	[g]	750,000
Pennsylvania—.0%
Lancaster County Hospital Authority, Health Center Revenue
(Masonic Homes Project) (LOC; JPMorgan Chase Bank)	0.01	9/1/15	800,000	[g]	800,000
Vermont—.2%
Vermont Educational and Health Buildings Financing Agency,
Revenue (Brattleboro Memorial Hospital Project) (LOC; TD Bank)	0.01	9/1/15	4,200,000	[g]	4,200,000
Vermont Educational and Health Buildings Financing Agency,
Revenue (Southwestern Vermont Medical Center
Project) (LOC; TD Bank)	0.01	9/1/15	200,000	[g]	200,000
Wisconsin—.1%
Wisconsin Health and Educational Facilities Authority, Revenue
(Bay Area Medical Center, Inc.) (LOC; BMO Harris Bank NA)	0.01	9/1/15	1,100,000	[g]	1,100,000
Total Short-Term Municipal Investments
(cost $18,445,000)					18,445,000
Total Investments (cost $1,927,401,499)			99.2%		2,004,528,761
Cash and Receivables (Net)			.8%		16,362,732
Net Assets			100.0%		2,020,891,493

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c Variable rate security—interest rate subject to periodic change.
[d] Non-income producing—security in default.
e Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2015, this security was valued at $10,050,600 or .5% of net assets.
f Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
g Variable rate demand note—rate shown is the interest rate in effect at August 31, 2015. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Transportation Services	18.2	Lease	3.5
State/Territory	16.5	County	3.3
Special Tax	12.3	City	2.9
Education	10.0	Industrial	1.1
Utility-Water and Sewer	7.5	Housing	.3
Prerefunded	5.6	Pollution Control	.1
Utility-Electric	5.2	Other	8.2
Health Care	4.5		99.2

†	Based on net assets.

The Funds 43

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Option Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

44

STATEMENT OF FINANCIAL FUTURES

August 31, 2015

		Market Value		Unrealized
BNY Mellon National		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2015 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	345	(41,335,313)	September 2015	(215,625)
U.S. Treasury 10 Year Notes	770	(98,283,281	September 2015	(269,492)
				(485,117)

See notes to financial statements.

The Funds 45

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon National Short-Term Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—102.3%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—.1%
Alabama 21st Century Authority,
Tobacco Settlement Revenue	4.00	6/1/16	1,000,000		1,026,350
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	370,000		372,276
Alaska—.6%
Valdez, Marine Terminal Revenue
(BP Pipelines (Alaska) Inc. Project)	5.00	1/1/16	2,525,000		2,563,128
Valdez, Marine Terminal Revenue
(BP Pipelines (Alaska) Inc. Project)	5.00	1/1/18	3,000,000		3,264,390
Arizona—.6%
Maricopa County, COP	5.00	7/1/18	5,000,000		5,549,850
University of Arizona Board of Regents, System Revenue	6.20	6/1/16	570,000		592,937
California—9.0%
Bay Area Toll Authority,
San Francisco Bay Area Toll Bridge Revenue	1.00	4/3/17	20,000,000		20,063,400
Bay Area Toll Authority,
San Francisco Bay Area Toll Bridge Revenue	1.50	4/2/18	6,000,000		6,059,160
California, GO	0.96	12/3/18	2,000,000	[a]	2,034,220
California Health Facilities Financing Authority, Revenue
(Lucile Salter Packard Children’s Hospital at Stanford)	1.45	3/15/17	2,715,000		2,751,598
California Municipal Finance Authority,
SWDR (Waste Management, Inc. Project)	1.13	2/1/17	5,350,000		5,376,643
California Pollution Control Finance Authority,
SWDR (USA Waste Services, Inc. Project)	1.50	6/1/18	1,500,000		1,498,710
California Statewide Communities Development Authority,
Revenue (Kaiser Permanente)	5.00	5/1/17	3,500,000		3,751,580
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	4.00	5/15/16	1,450,000		1,484,669
Chula Vista, IDR (San Diego Gas and Electric Company)	1.65	7/1/18	9,895,000		9,902,619
Irvine Reassessment District Number 12-1,
Limited Obligation Improvement Bonds	3.00	9/2/16	2,000,000		2,049,040
Los Angeles Unified School District, GO	5.00	7/1/18	10,500,000		11,729,760
Metropolitan Water District of Southern California,
Water Revenue	3.50	10/1/16	5,900,000		6,049,211
San Joaquin Hills Transportation Corridor Agency,
Senior Lien Toll Road Revenue	5.00	1/15/16	4,210,000		4,278,413

46

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
San Joaquin Hills Transportation Corridor Agency,
Senior Lien Toll Road Revenue	5.00	1/15/17	1,000,000		1,057,620
South San Francisco Unified School District, GO, BAN (Measure J)	4.00	6/15/18	6,000,000		6,507,540
Sulphur Springs Union School District, GO, BAN	0.00	1/1/18	2,750,000	[b]	2,685,183
Sulphur Springs Union School District, GO, BAN	0.00	7/1/19	5,000,000	[b]	4,720,700
Colorado—2.5%
City and County of Denver, Airport System Revenue	5.00	11/15/16	1,000,000		1,055,610
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	1.88	11/6/19	5,000,000		4,967,650
Denver Urban Renewal Authority,
Stapleton Senior Tax Increment Revenue	5.00	12/1/16	1,850,000		1,950,029
Denver Urban Renewal Authority,
Stapleton Senior Tax Increment Revenue	5.00	12/1/17	4,005,000		4,357,640
E-470 Public Highway Authority, Senior Revenue
(Insured; National Public Finance Guarantee Corp.)	1.77	9/1/17	8,000,000	[a]	8,036,400
Regional Transportation District of Colorado,
COP (Lease Purchase Agreement)	5.00	6/1/18	5,000,000		5,537,500
Connecticut—4.3%
Bridgeport, GO	4.00	8/15/18	2,000,000		2,162,600
Connecticut, GO	5.00	9/1/17	7,875,000		8,536,421
Connecticut, GO	0.77	6/15/18	11,495,000	[a]	11,470,631
Connecticut, GO (Insured; AMBAC)	5.25	6/1/18	10,000,000		11,137,300
Connecticut Health and Educational Facilities Authority,
Revenue (Yale University Issue)	1.38	7/11/18	7,500,000		7,588,800
New Haven, GO	4.00	11/1/15	3,000,000		3,018,060
Florida—3.7%
Citizens Property Insurance Corporation,
High-Risk Account Senior Secured Revenue	5.25	6/1/17	6,720,000		7,235,088
Citizens Property Insurance Corporation,
High-Risk Account Senior Secured Revenue	5.50	6/1/17	5,000,000		5,404,900
Florida Department of Environmental Protection,
Florida Forever Revenue	5.00	7/1/18	3,960,000		4,402,530
Hillsborough County Aviation Authority,
Subordinated Revenue (Tampa International Airport)	5.00	10/1/16	1,520,000		1,595,757
Jacksonville, Special Revenue	5.00	10/1/16	3,000,000		3,151,680
Miami-Dade County, Aviation Revenue	5.00	10/1/18	3,700,000		4,104,077

The Funds 47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Miami-Dade County School Board, COP (Master Lease Purchase
Agreement with Miami-Dade County School Board Foundation, Inc.)	4.00	11/1/17	3,205,000		3,426,433
Miami-Dade County School Board, COP (Master Lease Purchase
Agreement with Miami-Dade County School Board Foundation, Inc.)	5.00	5/1/18	5,000,000		5,526,350
Putnam County Development Authority, PCR
(Seminole Electric Cooperative, Inc. Project)
(Insured; AMBAC)	5.35	5/1/18	2,250,000		2,489,310
Georgia—3.4%
Atlanta, Airport General Revenue	5.00	1/1/17	1,000,000		1,057,920
Atlanta, Airport General Revenue	5.00	1/1/18	1,000,000		1,091,280
Burke County Development Authority, PCR
(Georgia Power Company Plant Vogtle Project)	1.80	4/3/18	3,900,000		3,945,396
Floyd County Development Authority, PCR
(Georgia Power Company Plant Hammond Project)	0.85	11/19/15	5,000,000		5,004,350
Fulton County Development Authority, Revenue
(Robert W. Woodruff Arts Center, Inc. Project)	5.00	3/15/16	12,895,000		13,221,630
Monroe County Development Authority, PCR
(Georgia Power Company Plant Scherer Project)	2.00	6/13/19	2,000,000		2,029,820
Monroe County Development Authority, PCR
(Gulf Power Company Plant Scherer Project)	2.00	6/21/18	7,000,000		7,085,470
Municipal Electric Authority of Georgia, Revenue
(Project One Subordinated Bonds)	5.00	1/1/17	1,000,000		1,059,300
Illinois—10.9%
Central Lake County Joint Action Water Agency,
Water Revenue	4.00	5/1/17	5,430,000		5,731,691
Chicago, General Airport Senior Lien Revenue
(Chicago O’Hare International Airport)	5.00	1/1/17	4,000,000		4,210,240
Chicago, General Airport Senior Lien Revenue
(Chicago O’Hare International Airport)	5.00	1/1/17	4,000,000		4,210,240
Chicago, General Airport Senior Lien Revenue
(Chicago O’Hare International Airport)	5.00	1/1/17	1,435,000		1,510,424
Chicago, General Airport Senior Lien Revenue
(Chicago O’Hare International Airport)	5.00	1/1/18	6,000,000		6,482,520
Chicago, General Airport Third Lien Revenue
(Chicago O’Hare International Airport)
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/19	5,000,000		5,268,300
Chicago, Second Lien Revenue
(Chicago Midway Airport) (Insured; AMBAC)	5.00	1/1/17	4,110,000		4,126,111
Chicago Board of Education, Unlimited Tax GO
(Dedicated Alternate Revenues)	4.02	3/1/17	10,000,000	[a]	9,894,700

48

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois (continued)
Chicago Board of Education,
Unlimited Tax GO (Dedicated Revenues)	5.00	12/1/17	2,345,000		2,349,268
Chicago Board of Education,
Unlimited Tax GO (Dedicated Revenues)	4.25	12/1/18	5,020,000		4,876,227
Chicago Board of Education, Unlimited Tax GO
(Dedicated Revenues) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/18	1,455,000		1,500,163
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)
(Insured; National Public Finance Guarantee Corp.)	5.00	12/1/16	10,000,000		10,030,200
Cook County, GO	5.00	11/15/16	5,400,000		5,623,344
Illinois, GO	4.00	7/1/16	3,000,000		3,076,740
Illinois, GO	5.00	7/1/17	3,150,000		3,322,714
Illinois, GO	4.00	7/1/18	5,000,000		5,201,000
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/19	10,000,000		10,827,800
Illinois, GO (Insured; National Public Finance Guarantee Corp.)	5.38	4/1/16	4,465,000		4,590,020
Illinois Department of Employment Security,
Unemployment Insurance Fund Building Receipts Revenue	5.00	6/15/17	2,000,000		2,116,040
Illinois Development Finance Authority,
Revenue (Saint Vincent de Paul Center Project)	1.88	3/1/19	3,500,000		3,553,935
Illinois Finance Authority,
Clean Water Initiative Revolving Fund Revenue	5.00	1/1/17	2,175,000		2,304,586
Illinois Finance Authority,
Clean Water Initiative Revolving Fund Revenue	5.00	7/1/17	2,000,000		2,159,420
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	12/1/18	2,000,000		2,241,720
Kane, McHenry, Cook and DeKalb Counties Community
Unit School District Number 300, GO (Insured; XLCA)	5.00	12/1/17	3,145,000		3,175,695
Springfield, Senior Lien Electric Revenue	5.00	3/1/17	3,040,000		3,220,302
Indiana—2.2%
Indiana Finance Authority, EIR
(Southern Indiana Gas and Electric Company Project)	1.95	9/14/17	2,500,000		2,530,000
Indiana Health Facility Financing Authority,
Revenue (Ascension Health Credit Group)	1.60	2/1/17	2,500,000		2,532,725
Indiana Health Facility Financing Authority, Revenue
(Ascension Health Subordinate Credit Group)	5.00	7/28/16	1,955,000		2,036,093
Indiana Health Facility Financing Authority, Revenue
(Ascension Health Subordinate Credit Group) (Prerefunded)	5.00	7/28/16	45,000	[c]	46,927
Whiting, Environmental Facilities Revenue
(BP Products North America Inc. Project)	1.85	10/1/19	5,000,000		5,019,150
Whiting, Environmental Facilities Revenue
(BP Products North America Inc. Project)	0.77	12/2/19	10,000,000	[a]	9,881,100

The Funds 49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Kentucky—2.0%
Kentucky Property and Buildings Commission,
Revenue (Project Number 99)	5.00	11/1/17	4,200,000		4,570,146
Kentucky Public Transportation Infrastructure Authority,
Subordinate Toll Revenue, BAN (Downtown Crossing Project)	5.00	7/1/17	10,000,000		10,732,300
Louisville/Jefferson County Metro Government, PCR
(Louisville Gas and Electric Company Project)	1.65	4/3/17	4,940,000		5,000,564
Louisiana—2.4%
East Baton Rouge Sewerage Commission, Revenue	0.63	8/1/18	7,355,000	[a]	7,299,323
England District Sub-District Number 1, Revenue
(State of Louisiana—Economic Development Project)	5.00	8/15/17	3,055,000		3,296,803
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue	5.00	6/1/18	5,000,000		5,507,600
Louisiana Public Facilities Authority, Revenue
(Loyola University Project) (Insured;
National Public Finance Guarantee Corp.)	5.25	10/1/16	8,425,000		8,853,411
Maryland—1.2%
Maryland Health and Higher Educational Facilities
Authority, Revenue (The Johns Hopkins Health
System Obligated Group Issue)	1.28	11/15/16	2,245,000	[a]	2,261,074
Maryland Health and Higher Educational Facilities Authority,
Revenue (Western Maryland Health System Issue)	5.00	7/1/17	4,295,000		4,598,528
University System of Maryland,
Revolving Loan Program Bonds	1.25	6/1/18	5,000,000		5,021,600
Massachusetts—1.2%
Massachusetts Development Finance Agency,
Recovery Zone Facility Revenue (Dominion Energy
Brayton Point Issue) (Prerefunded)	2.25	9/1/16	5,000,000	[c]	5,093,100
Massachusetts Health and Educational Facilities Authority,
Revenue (Amherst College Issue)	1.70	11/1/16	2,740,000		2,775,593
Massachusetts Municipal Wholesale Electric Company,
Power Supply Project Revenue
(Project Number 6 Issue)	5.00	7/1/16	4,160,000		4,324,029
Michigan—6.4%
Detroit School District, School Building and
Site Improvement Bonds (GO—Unlimited Tax)	5.00	5/1/16	1,490,000		1,533,776
Michigan, State Trunk Line Revenue	5.00	11/15/17	6,000,000		6,567,480
Michigan, State Trunk Line Revenue	4.00	11/15/18	4,170,000		4,566,776
Michigan, State Trunk Line Revenue	5.00	11/15/18	3,450,000		3,886,874
Michigan Finance Authority, Local Government
Loan Program Revenue (Detroit Regional
Convention Facility Authority Local Project Bonds)	4.00	10/1/17	1,155,000		1,224,023

50

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan (continued)
Michigan Finance Authority, Local Government
Loan Program Revenue (Detroit Regional
Convention Facility Authority Local Project Bonds)	5.00	10/1/18	2,280,000		2,528,634
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Water and Sewerage Department,
Sewage Disposal System Revenue Senior Lien Local Project
Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	1,500,000		1,641,570
Michigan Finance Authority, Local Government Loan Program
Revenue (Detroit Water and Sewerage Department,
Water Supply System Revenue Senior Lien Local Project
Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	1,000,000		1,094,380
Michigan Finance Authority, Local Government Loan Program
Revenue (School District of the City of Detroit State
Qualified Unlimited Tax GO Local Project Bonds)	5.00	5/1/18	7,000,000		7,677,250
Michigan Finance Authority, State Aid Revenue Notes (School
District of the City of Detroit—Junior Subordinate Lien Obligations)	4.75	6/1/16	3,800,000	[d]	3,844,004
Michigan Finance Authority,
Unemployment Obligation Assessment Revenue	5.00	7/1/17	10,000,000		10,810,500
Michigan Hospital Finance Authority, Project Revenue
(Ascension Health Senior Credit Group)	1.50	3/1/17	12,000,000		12,142,560
Michigan State Building Authority, Revenue (Facilities Program)	5.00	10/15/16	3,500,000		3,681,265
Wayne County Airport Authority, Airport Revenue
(Detroit Metropolitan Wayne County Airport)
(Insured; Assured Guaranty Corp.)	4.75	12/1/18	4,000,000		4,043,720
Mississippi—.1%
Mississippi Business Finance Corporation, SWDR
(Waste Management, Inc. Project)	1.38	3/1/17	800,000		801,488
Missouri—.5%
Missouri Environmental Improvement and Energy Resources
Authority, Water Pollution Control and Drinking Water
Revenue (State Revolving Funds Programs)	5.00	1/1/18	1,965,000		2,157,315
Missouri State Environmental Improvement and Energy Resources
Authority, EIR (Kansas City Power and Light Company Project)	2.88	7/2/18	3,400,000		3,489,590
Nebraska—.8%
Central Plains Energy Project, Gas Supply Revenue
(Liquidity Facility; Royal Bank of Canada)	5.00	12/1/19	7,500,000		8,540,175
Nevada—1.7%
Clark County, Airport System Junior Subordinate Lien Revenue	5.00	7/1/17	13,625,000		14,638,291
Nevada, Unemployment Compensation Fund Special Revenue	5.00	12/1/17	2,200,000		2,411,728
New Hampshire—.7%
New Hampshire, Turnpike System Revenue	5.00	2/1/17	6,000,000		6,379,860

The Funds 51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Hampshire (continued)
New Hampshire Business Finance Authority,
SWDR (Waste Management, Inc. Project)	2.13	6/1/18	1,000,000		1,028,920
New Jersey—3.4%
New Jersey Economic Development Authority,
Cigarette Tax Revenue	5.00	6/15/18	6,500,000		6,973,525
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/17	1,275,000		1,335,091
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	12/15/18	1,500,000		1,601,820
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	6/15/19	10,700,000		11,380,841
New Jersey Sports and Exposition Authority,
State Contract Bonds	5.00	9/1/16	1,665,000		1,727,754
New Jersey Sports and Exposition Authority,
State Contract Bonds	5.00	9/1/18	3,950,000		4,201,062
New Jersey Transportation Trust Fund Authority
(Transportation System)	5.00	6/15/16	2,000,000		2,060,420
New Jersey Transportation Trust Fund Authority
(Transportation System)	5.75	6/15/17	2,500,000		2,666,225
New Jersey Transportation Trust Fund Authority
(Transportation System) (Insured; XLCA)	5.00	12/15/17	2,500,000		2,657,025
New Mexico—.3%
New Mexico Educational Assistance Foundation,
Education Loan Revenue	0.98	12/1/20	745,000	[a]	742,027
New Mexico Finance Authority, Subordinate Lien
Public Project Revolving Fund Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	6/15/18	2,605,000		2,810,300
New York—14.1%
Long Island Power Authority, Electric System General Revenue	5.00	5/1/17	3,830,000		4,089,597
Long Island Power Authority, Electric System General Revenue	0.78	11/1/18	10,000,000	[a]	9,997,400
Metropolitan Transportation Authority, Transportation Revenue	0.60	6/1/20	10,000,000	[a]	9,929,100
Nassau County, GO (General Improvement)	5.00	4/1/19	10,000,000		11,274,400
Nassau County, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/16	4,595,000		4,770,253
New York City, GO	5.25	8/1/16	15,000		15,065
New York City, GO	5.00	8/1/17	9,545,000		10,348,498
New York City, GO	5.00	8/1/17	10,000,000		10,841,800
New York City, GO	0.60	8/1/27	7,000,000	[a]	6,961,780
New York City, GO
(Insured; Assured Guaranty Municipal Corp)	2.31	8/1/17	5,000,000	[a]	5,032,200
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/18	5,000,000		5,644,300

52

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York State Dormitory Authority, Revenue
(Mental Health Services Facilities Improvement)	5.50	2/15/17	5,000,000		5,363,650
New York State Dormitory Authority,
State Personal Income Tax Revenue (General Purpose)	5.00	3/15/18	10,000,000		11,049,400
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/18	15,000,000		16,594,050
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	4.00	5/15/17	4,825,000		5,106,442
New York State Environmental Facilities Corporation,
SWDR (Waste Management, Inc. Project)	2.75	7/1/17	2,000,000		2,049,600
New York State Thruway Authority, General Revenue
Junior Indebtedness Obligations	5.00	5/1/19	10,000,000		11,307,100
Port Authority of New York and New Jersey
(Consolidated Bonds, 185th Series)	5.00	9/1/17	2,000,000		2,163,380
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	4.00	11/15/17	3,500,000		3,756,515
Triborough Bridge and Tunnel Authority,
Subordinate Revenue (MTA Bridges and Tunnels)
(Insured; Assured Guaranty Municipal Corp.)	0.46	1/1/19	250,000	[a]	247,303
Yonkers, GO	3.00	8/1/17	2,045,000		2,124,019
Yonkers, GO	4.00	8/1/18	3,130,000		3,365,908
Yonkers, GO	4.00	9/1/18	1,230,000		1,326,629
North Carolina—1.2%
North Carolina Medical Care Commission, Health Care Facilities
Revenue (Wake Forest Baptist Obligated Group)	0.76	12/1/17	2,300,000	[a]	2,288,247
University of North Carolina Board of Governers, General Revenue
(The University of North Carolina at Chapel Hill)	0.88	12/1/17	10,100,000	[a]	10,139,491
Ohio—2.5%
Akron, Income Tax Revenue (Community Learning Centers)	4.00	12/1/16	4,090,000		4,273,723
Cleveland, Water Revenue	3.00	1/1/17	4,850,000		4,983,811
Hamilton County, Sewer System Revenue
(The Metropolitan Sewer District of Greater Cincinnati)	5.00	12/1/17	3,850,000		4,216,905
Hamilton County, Sewer System Revenue
(The Metropolitan Sewer District of Greater Cincinnati)	5.00	12/1/18	2,280,000		2,570,472
Ohio Water Development Authority,
Drinking Water Assistance Fund Revenue	5.00	12/1/17	1,925,000		2,112,091
Ohio Water Development Authority,
Solid Waste Revenue (Waste Management, Inc. Project)	2.25	11/2/15	6,000,000		6,016,680
Ohio Water Development Authority,
SWDR (Waste Management Project)	2.25	7/1/16	1,000,000		1,015,790
Pennsylvania—8.6%
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/17	4,670,000		5,019,176

The Funds 53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Jim Thorpe Area School District, GO
(Insured; National Public Finance Guarantee Corp.)	5.30	3/15/16	150,000		153,873
Pennsylvania, GO	5.00	9/1/16	4,420,000		4,438,476
Pennsylvania, GO	5.00	10/15/17	6,450,000		7,026,953
Pennsylvania, GO	5.00	8/15/19	4,995,000		5,669,175
Pennsylvania Economic Development Financing Authority,
Private Activity Revenue (The Pennsylvania
Rapid Bridge Replacement Project)	4.00	6/30/18	4,000,000		4,262,600
Pennsylvania Economic Development Financing Authority,
Private Activity Revenue (The Pennsylvania
Rapid Bridge Replacement Project)	5.00	6/30/19	2,500,000		2,802,925
Pennsylvania Economic Development Financing Authority,
Private Activity Revenue (The Pennsylvania
Rapid Bridge Replacement Project)	5.00	12/31/19	2,000,000		2,256,680
Pennsylvania Economic Development Financing Authority,
Private Activity Revenue (The Pennsylvania
Rapid Bridge Replacement Project)	5.00	6/30/20	2,000,000		2,266,280
Pennsylvania Economic Development Financing Authority,
SWDR (Waste Management, Inc. Project)	1.75	12/1/15	2,000,000		2,005,620
Pennsylvania Economic Development Financing Authority,
SWDR (Waste Management, Inc. Project)	2.25	7/1/19	5,000,000		5,069,900
Pennsylvania Turnpike Commission, Turnpike Revenue	0.62	12/1/18	4,000,000	[a]	3,981,640
Pennsylvania Turnpike Commission, Turnpike Revenue	0.72	12/1/19	2,150,000	[a]	2,141,744
Pennsylvania Turnpike Commission,
Turnpike Subordinate Revenue	0.82	12/1/18	5,000,000	[a]	4,992,850
Philadelphia, Water and Wastewater Revenue	5.00	1/1/20	6,150,000		7,074,837
Philadelphia, Water and Wastewater Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/17	3,690,000		3,992,986
Philadelphia School District, GO	5.00	9/1/18	5,350,000		5,910,520
Pittsburgh, GO	5.00	9/1/18	7,000,000		7,804,090
Pittsburgh and Allegheny County Sports and Exhibition
Authority, Regional Asset District Sales Tax Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/18	2,540,000		2,776,703
State Public School Building Authority, Revenue
(Albert Gallatin Area School District Project)	0.93	9/1/18	3,160,000	[a]	3,176,685
Woodland Hills School District, GO	5.00	9/1/17	5,010,000		5,397,473
South Carolina—2.8%
Piedmont Municipal Power Agency,
Electric Revenue	5.00	1/1/17	1,060,000		1,121,395
South Carolina Public Service Authority,
Revenue Obligations (Santee Cooper)	5.00	12/1/16	15,000,000		15,775,950
South Carolina Public Service Authority,
Revenue Obligations (Santee Cooper)	5.00	12/1/18	5,000,000		5,598,400

54

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
South Carolina (continued)
South Carolina Public Service Authority,
Revenue Obligations (Santee Cooper)	5.00	12/1/19	5,000,000	5,725,650
Tennessee—1.5%
Memphis-Shelby County Airport Authority, Airport Revenue	5.00	7/1/16	6,105,000	6,334,182
Memphis-Shelby County Airport Authority, Airport Revenue	5.00	7/1/17	4,905,000	5,262,329
Memphis-Shelby County Airport Authority, Airport Revenue	5.38	7/1/18	3,175,000	3,524,314
Texas—6.8%
Cypress-Fairbanks Independent School District,
Unlimited Tax School Building Bonds
(Permanent School Fund Guarantee Program)	1.05	8/15/17	6,880,000	6,880,963
Dallas Independent School District, Limited Maintenance Tax Notes	1.50	8/15/18	4,050,000	4,076,973
Grand Parkway Transportation Corporation,
Grand Parkway System Subordinate Tier Toll Revenue, BAN	3.00	12/15/16	10,000,000	10,311,700
Houston Convention and Entertainment Facilities Department,
Hotel Occupancy Tax and Special Revenue	4.88	9/1/17	5,000,000	5,203,000
Houston Independent School District, Limited Tax Schoolhouse
Bonds (Permanent School Fund Guarantee Program)	2.00	6/1/16	6,000,000	6,069,780
Katy Independent School District, Unlimited Tax Bonds
(Permanent School Fund Guarantee Program)	1.60	8/15/17	690,000	690,366
Katy Independent School District, Unlimited Tax Bonds
(Permanent School Fund Guarantee Program)	5.00	8/15/17	4,000,000	4,329,400
North Central Texas Health Facilities Development Corporation,
HR (Children’s Medical Center of Dallas Project)	5.00	8/15/17	1,000,000	1,082,260
Northside Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund Guarantee Program)	1.35	6/1/18	9,890,000	9,927,285
Sam Rayburn Municipal Power Agency,
Power Supply System Revenue	5.00	10/1/16	2,320,000	2,431,592
San Antonio, Electric and Gas Systems Junior Lien Revenue	2.00	12/1/16	3,000,000	3,051,420
San Antonio Independent School District, Unlimited Tax Bonds
(Permanent School Fund Guarantee Program)	2.00	8/1/17	8,850,000	9,057,267
San Antonio Independent School District, Unlimited Tax Bonds
(Permanent School Fund Guarantee Program)	2.00	8/1/18	2,870,000	2,926,998
Texas Municipal Gas Acquisition and
Supply Corporation I, Gas Supply Senior Lien Revenue	5.00	12/15/15	3,000,000	3,038,190
Virginia—3.4%
Fairfax County, Public Improvement GO	5.00	10/1/18	6,250,000	7,029,437
Greater Richmond Convention Center Authority, Hotel Tax Revenue	5.00	6/15/17	2,280,000	2,454,944
Greater Richmond Convention Center Authority, Hotel Tax Revenue	5.00	6/15/18	1,750,000	1,941,590
Virginia College Building Authority, Educational Facilities
Revenue (21st Century College and Equipment Programs)	5.00	2/1/18	10,000,000	10,999,700
York County Economic Development Authority, PCR
(Virginia Electric and Power Company Project)	1.88	5/16/19	12,075,000	12,268,442

The Funds 55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Washington—2.5%
Energy Northwest, Electric Revenue (Project 3)	5.00	7/1/18	10,000,000		11,138,400
Port of Seattle, Intermediate Lien Revenue	5.00	2/1/19	5,875,000		6,537,465
Seattle, Municipal Light and Power Revenue	0.70	11/1/18	7,500,000	[a]	7,502,625
West Virginia—.3%
West Virginia University Board of Governors, Revenue
(West Virginia University Projects)	0.55	10/1/19	3,500,000	[a]	3,479,910
Wisconsin—.2%
Wisconsin Health and Educational Facilities Authority,
Revenue (Ascension Health Alliance Senior Credit Group)	4.00	3/1/18	1,500,000		1,613,445
U.S. Related—.4%
A.B. Won International Airport Authority of Guam,
General Revenue	5.00	10/1/16	2,500,000		2,597,775
Puerto Rico Highways and Transportation Authority,
Transportation Revenue	5.00	7/1/17	2,885,000		1,188,187
Total Long-Term Municipal Investments
(cost $1,041,889,667)					1,043,216,783

Short-Term Municipal Investments—1.3%
Colorado—.1%
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; TD Bank)	0.01	9/1/15	900,000	[e]	900,000
Missouri—.0%
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (Saint Louis University)
(LOC; Wells Fargo Bank)	0.01	9/1/15	400,000	[e]	400,000
New Hampshire—.1%
New Hampshire Business Finance Authority,
Revenue (Huggins Hospital Issue) (LOC; TD Bank)	0.01	9/1/15	800,000	[e]	800,000
New York—.7%
New York City Municipal Water Finance Authority,
Water and Sewer System General Resolution
Revenue (Liquidity Facility; JPMorgan Chase Bank)	0.01	9/1/15	700,000	[e]	700,000
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue (Liquidity
Facility; California State Teachers Retirement System)	0.01	9/1/15	5,200,000	[e]	5,200,000
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue
(Liquidity Facility; JPMorgan Chase Bank)	0.01	9/1/15	400,000	[e]	400,000
Texas—.1%
Gulf Coast Industrial Development Authority,
Revenue (ExxonMobil Project)	0.01	9/1/15	710,000	[e]	710,000

56

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Vermont—.2%
Vermont Educational and Health Buildings Financing Agency,
Revenue (Northeastern Vermont Regional Hospital
Project) (LOC; TD Bank)	0.01	9/1/15	1,635,000	[e]	1,635,000
Vermont Educational and Health Buildings Financing Agency,
Revenue (Southwestern Vermont Medical Center
Project) (LOC; TD Bank)	0.01	9/1/15	800,000	[e]	800,000
Wisconsin—.1%
Wisconsin Health and Educational Facilities
Authority, Revenue (Bay Area Medical
Center, Inc.) (LOC; BMO Harris Bank NA)	0.01	9/1/15	1,400,000	[e]	1,400,000
Total Short-Term Municipal Investments
(cost $12,945,000)					12,945,000
Total Investments (cost $1,054,834,667)			103.6%		1,056,161,783
Liabilities, Less Cash and Receivables			(3.6%)		(36,463,610)
Net Assets			100.0%		1,019,698,173

a Variable rate security—interest rate subject to periodic change.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[d] Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2015, this security was valued at $3,844,004 or .4% of net assets.
e Variable rate demand note—rate shown is the interest rate in effect at August 31, 2015. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Transportation Services	19.6	Resource Recovery	3.4
Education	13.2	County	3.1
Special Tax	9.7	Industrial	1.9
State/Territory	9.4	Lease	1.5
City	8.4	Pollution Control	.5
Utility-Electric	8.3	Prerefunded	.5
Utility-Water and Sewer	6.8	Other	12.6
Health Care	4.7		103.6

†	Based on net assets.

The Funds 57

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Option Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

58

STATEMENT OF FINANCIAL FUTURES

August 31, 2015

		Market Value		Unrealized
BNY Mellon National		Covered by		(Depreciation)
Short-Term Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2015 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	250	(29,953,125)	September 2015	(156,250)

See notes to financial statements.

The Funds 59

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—99.7%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.3%
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/21	3,500,000		3,521,525
California—1.1%
Agua Caliente Band, Cahuilla Indians Revenue	6.00	7/1/18	900,000	[a]	891,972
Alameda Corridor Transportation Authority,
Subordinate Lien Revenue (Insured; AMBAC)	5.25	10/1/21	2,000,000		2,169,560
District of Columbia—1.9%
Metropolitan Washington Airports Authority, Airport System
Revenue (Insured; Berkshire Hathaway Assurance Corp.)	5.00	10/1/36	5,050,000		5,251,798
Florida—.6%
Lake County School Board, COP
(Master Lease Purchase Agreement)	5.00	6/1/27	1,620,000		1,812,472
Illinois—2.0%
Chicago, GO	5.00	1/1/24	500,000		487,010
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,285,000		1,282,160
Chicago Board of Education, Unlimited Tax GO
(Dedicated Alternate Revenues)	5.25	12/1/35	1,000,000		854,240
Illinois, GO	5.25	2/1/29	2,000,000		2,086,960
Illinois, GO (Insured; National Public Finance Guarantee Corp.)	5.50	8/1/17	1,000,000		1,067,060
Michigan—.7%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	1,850,000		2,055,368
New Jersey—1.9%
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/27	2,000,000		2,064,180
New Jersey Economic Development Authority,
School Facilities Construction Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	2,000,000		2,167,700
New Jersey Transportation Trust Fund Authority
(Transportation System)	5.00	6/15/42	1,250,000		1,242,600
New York—3.2%
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.00	6/15/44	3,000,000		3,310,680
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	2/1/35	3,505,000		4,030,329
New York Liberty Development Corporation,
Revenue (3 World Trade Center Project)	5.00	11/15/44	1,750,000	[a]	1,758,855

60

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania—83.1%
Allegheny County Port Authority, Special Transportation Revenue	5.25	3/1/24	5,000,000		5,779,450
Allegheny County Sanitary Authority, Sewer Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/26	3,000,000		3,437,160
Beaver County Hospital Authority, Revenue
(Heritage Valley Health System, Inc.)	5.00	5/15/19	1,205,000		1,357,746
Beaver County Hospital Authority, Revenue
(Heritage Valley Health System, Inc.)	5.00	5/15/23	1,370,000		1,574,925
Beaver County Hospital Authority, Revenue
(Heritage Valley Health System, Inc.)	5.00	5/15/25	1,250,000		1,414,900
Berks County Municipal Authority, Revenue
(The Reading Hospital and Medical Center Project)	5.00	11/1/19	2,000,000		2,279,880
Central Bucks School District, GO (Prerefunded)	5.00	5/15/18	5,000,000	[b]	5,557,500
Chester County, GO	5.00	7/15/25	3,060,000		3,473,008
Downingtown Area School District, GO	5.00	11/1/18	2,010,000		2,265,973
Easton Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/23	2,260,000		2,509,866
Erie County, GO (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/22	1,640,000		2,000,816
Fox Chapel Area School District, GO	5.00	8/1/34	3,190,000		3,588,750
Lancaster County Solid Waste Management Authority,
Solid Waste Disposal System Revenue	5.00	12/15/19	1,000,000		1,150,170
Lower Merion School District, GO (Prerefunded)	5.00	9/1/17	2,980,000	[b]	3,238,068
Montgomery County, GO	5.00	12/15/24	2,545,000		2,896,057
Montgomery County, GO (Prerefunded)	5.00	12/15/19	100,000	[b]	115,983
Montgomery County Industrial Development Authority,
FHA Insured Mortgage Revenue (New Regional
Medical Center Project) (Prerefunded)	5.50	8/1/20	995,000	[b]	1,187,115
Montgomery County Industrial Development Authority,
Health System Revenue (Albert Einstein Healthcare Network Issue)	5.00	1/15/20	1,000,000		1,106,320
Northhampton County General Purpose Authority,
College Revenue (Lafayette College)	5.00	11/1/43	3,500,000		3,906,840
Pennsylvania, GO	5.00	7/1/20	10,000,000		11,509,900
Pennsylvania, GO	5.00	3/15/28	2,200,000		2,566,168
Pennsylvania, GO	5.00	4/1/28	3,000,000		3,433,740
Pennsylvania, GO	5.00	10/15/29	1,500,000		1,718,265
Pennsylvania Economic Development Financing Authority,
Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/26	1,000,000		1,108,780

The Funds 61

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority,
Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/27	1,535,000	1,689,114
Pennsylvania Economic Development Financing Authority,
Governmental LR (Forum Place Project)	5.00	3/1/25	1,000,000	1,146,140
Pennsylvania Economic Development Financing Authority,
Private Activity Revenue (The Pennsylvania
Rapid Bridge Replacement Project)	5.00	6/30/42	1,500,000	1,571,535
Pennsylvania Economic Development Financing Authority,
Revenue (University of Pittsburgh Medical Center)	5.00	2/1/26	2,455,000	2,882,735
Pennsylvania Economic Development Financing Authority,
SWDR (Waste Management, Inc. Project)	2.25	7/1/19	5,000,000	5,069,900
Pennsylvania Economic Development Financing Authority,
Unemployment Compensation Revenue	5.00	7/1/20	4,000,000	4,545,200
Pennsylvania Economic Development Financing Authority,
Unemployment Compensation Revenue	5.00	1/1/22	5,000,000	5,383,500
Pennsylvania Higher Educational Facilities Authority,
Revenue (Saint Joseph’s University)	5.00	11/1/25	2,010,000	2,280,023
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education)	5.25	6/15/24	5,000,000	5,884,500
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education)	5.00	6/15/26	1,000,000	1,137,170
Pennsylvania Higher Educational Facilities Authority,
Revenue (State System of Higher Education)	5.00	6/15/30	1,875,000	2,117,475
Pennsylvania Higher Educational Facilities Authority,
Revenue (Temple University)	5.00	4/1/26	1,000,000	1,149,080
Pennsylvania Higher Educational Facilities Authority,
Revenue (Temple University)	5.00	4/1/42	2,000,000	2,199,660
Pennsylvania Higher Educational Facilities Authority,
Revenue (The Trustees of the University of
Pennsylvania) (Escrowed To Maturity)	5.00	9/1/19	5,090,000	5,855,638
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/17	1,700,000	1,845,163
Pennsylvania Higher Educational Facilities Authority,
Revenue (Thomas Jefferson University) (Insured; AMBAC)	5.25	9/1/18	1,485,000	1,660,898
Pennsylvania Industrial Development Authority, EDR	5.00	7/1/19	3,000,000	3,396,870
Pennsylvania Industrial Development Authority, EDR	5.00	7/1/21	5,000,000	5,795,200
Pennsylvania Infrastructure Investment Authority, Revenue
(PENNVEST/Commonwealth Funded Loan Pool Program)	5.00	5/15/22	2,155,000	2,572,273
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/21	2,000,000	2,307,720

62

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Pennsylvania Intergovernmental Cooperation Authority,
Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/22	3,395,000		3,912,534
Pennsylvania State University, GO	5.00	3/1/28	2,980,000		3,390,704
Pennsylvania State University, GO	5.00	3/1/40	5,710,000		6,385,893
Pennsylvania Turnpike Commission, Motor License
Fund-Enhanced Turnpike Subordinate Special Revenue	5.00	12/1/24	1,165,000		1,355,932
Pennsylvania Turnpike Commission, Motor License
Fund-Enhanced Turnpike Subordinate Special Revenue	5.00	12/1/32	1,190,000		1,317,818
Pennsylvania Turnpike Commission, Motor License
Fund-Enhanced Turnpike Subordinate Special Revenue	5.00	12/1/38	2,415,000		2,654,809
Pennsylvania Turnpike Commission, Registration Fee
Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/25	2,500,000		3,038,775
Pennsylvania Turnpike Commission, Turnpike Revenue	1.17	12/1/19	2,000,000	[c]	2,027,180
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/26	5,000,000		5,453,350
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.25	12/1/35	2,280,000		2,583,217
Pennsylvania Turnpike Commission, Turnpike Subordinate
Revenue (Insured; Assured Guaranty Corp.)	6.00	6/1/28	1,500,000		1,678,770
Philadelphia, Airport Revenue	5.00	6/15/20	1,750,000		1,994,020
Philadelphia, GO	5.00	8/1/31	1,210,000		1,358,782
Philadelphia, Water and Wastewater Revenue	5.00	11/1/26	2,000,000		2,320,660
Philadelphia, Water and Wastewater Revenue	5.00	11/1/27	2,840,000		3,272,560
Philadelphia, Water and Wastewater Revenue	5.00	7/1/31	2,000,000		2,290,680
Philadelphia, Water and Wastewater Revenue	5.00	1/1/36	2,830,000		3,144,498
Philadelphia Authority for Industrial Development,
Revenue (Temple University)	5.00	4/1/25	2,500,000		2,868,625
Philadelphia School District, GO	5.00	9/1/18	2,500,000		2,761,925
Philadelphia School District, GO	5.00	9/1/20	1,805,000		2,049,433
Pittsburgh, GO	5.00	9/1/25	2,000,000		2,312,300
Pittsburgh, GO	5.00	9/1/26	5,000,000		5,734,750
Pittsburgh School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	9/1/18	1,000,000		1,127,690
Pittsburgh School District, GO (Insured;
Build America Mutual Assurance Company)	5.00	9/1/25	1,000,000		1,152,920
Pittsburgh Water and Sewer Authority,
Water and Sewer System First Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/25	2,580,000		3,025,308
Pocono Mountain School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/22	5,270,000		5,549,995

The Funds 63

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Saint Mary Hospital Authority,
Health System Revenue (Catholic Health East Issue)	5.00	11/15/17	2,085,000		2,273,880
Saint Mary Hospital Authority,
Health System Revenue (Catholic Health East Issue)	5.00	11/15/22	1,500,000		1,717,620
Saint Mary Hospital Authority,
Health System Revenue (Catholic Health East Issue)	5.25	11/15/23	2,000,000		2,302,980
Southcentral Pennsylvania General Authority,
Revenue (WellSpan Health Obligation Group)	5.00	6/1/27	1,085,000		1,247,262
Southeastern Pennsylvania Transportation Authority,
Capital Grant Receipts Bonds (Federal Transit Administration
Section 5309 Fixed Guideway Modernization Formula Funds)	5.00	6/1/23	2,000,000		2,287,700
Southeastern Pennsylvania Transportation Authority, Revenue	5.00	3/1/26	2,450,000		2,780,848
State Public School Building Authority, School Lease
Revenue (The School District of Philadelphia Project)	5.00	4/1/21	1,000,000		1,144,390
State Public School Building Authority, School Lease
Revenue (The School District of Philadelphia Project)
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/24	2,000,000		2,315,740
State Public School Building Authority, School Lease Revenue
(The School District of Philadelphia Project)
(Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/31	2,490,000		2,735,489
Swarthmore Borough Authority, Revenue (Swarthmore College)	5.00	9/15/38	1,800,000		2,055,438
University of Pittsburgh—of the Commonwealth System of
Higher Education, University Capital Project Bonds	5.50	9/15/21	2,500,000		2,856,550
University of Pittsburgh—of the Commonwealth System of
Higher Education, University Capital Project Bonds	5.00	9/15/28	1,580,000		1,764,260
West Mifflin Area School District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.50	4/1/24	1,060,000		1,185,112
West View Borough Municipal Authority, Water Revenue	5.00	11/15/32	3,000,000		3,427,500
Texas—1.2%
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/33	3,000,000		3,317,760
U.S. Related—2.7%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,500,000		1,708,920
Guam, LOR (Section 30)	5.63	12/1/29	1,000,000		1,104,800
Puerto Rico Commonwealth,
Public Improvement GO (Insured; AMBAC)	5.50	7/1/19	3,000,000		2,940,510
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/21	5,000,000		1,203,150
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000	[d]	390,000
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[d]	164,290
Total Long-Term Municipal Investments
(cost $274,282,414)					281,408,970

64

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investment—.1%	Rate (%)	Date	Amount ($)	Value ($)
Vermont;
Vermont Educational and Health Buildings Financing
Agency, Revenue (Northeastern Vermont Regional
Hospital Project) (LOC; TD Bank) (cost $400,000)	0.01	9/1/15	400,000 [e]	400,000
Total Investments (cost $274,682,414)			99.8%	281,808,970
Cash and Receivables (Net)			.2%	478,857
Net Assets			100.0%	282,287,827

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2015, these securities were valued at $2,650,827 or .9% of net assets.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Variable rate security—interest rate subject to periodic change.
[d] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
e Variable rate demand note—rate shown is the interest rate in effect at August 31, 2015. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Transportation Services	15.9	Special Tax	5.7
Education	15.4	Industrial	3.9
City	11.8	County	3.0
Utility-Water and Sewer	8.6	Lease	2.8
State/Territory	7.9	Resource Recovery	2.2
Health Care	7.3	Other	9.6
Prerefunded	5.7		99.8

†	Based on net assets.

The Funds 65

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Option Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

66

STATEMENT OF FINANCIAL FUTURES

August 31, 2015

		Market Value		Unrealized
BNY Mellon Pennsylvania		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2015 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	50	(5,990,625)	September 2015	(31,250)
U.S. Treasury 10 Year Notes	115	(14,678,672)	September 2015	(40,234)
				(71,484)

See notes to financial statements.

The Funds 67

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—99.3%	Rate (%)	Date	Amount ($)		Value ($)
Illinois—.9%
Chicago, GO	5.00	1/1/23	1,970,000		1,930,817
Chicago Board of Education, Unlimited Tax GO
(Dedicated Alternate Revenues)	5.25	12/1/35	1,000,000		854,240
Massachusetts—89.6%
Barnstable, GO	4.00	9/15/21	580,000		659,060
Bellingham, GO (Municipal Purpose Loan)	4.00	9/1/19	460,000		511,414
Bellingham, GO (Municipal Purpose Loan)	5.00	9/1/23	305,000		371,743
Boston Water and Sewer Commission, General Revenue	5.00	11/1/17	2,000,000		2,187,600
Boston Water and Sewer Commission, General Revenue	5.00	11/1/18	1,500,000		1,691,025
Boston Water and Sewer Commission,
General Revenue (Prerefunded)	5.00	5/1/19	2,480,000	[a]	2,832,582
Boston Water and Sewer Commission,
General Revenue (Prerefunded)	5.00	11/1/19	2,500,000	[a]	2,893,900
Canton, GO (Municipal Purpose Loan)	5.00	3/15/21	1,250,000		1,478,037
Falmouth, GO (Municipal Purpose Loan)	4.00	11/15/19	625,000		696,694
Falmouth, GO (Municipal Purpose Loan)	4.00	11/15/20	605,000		682,972
Falmouth, GO (Municipal Purpose Loan)	4.00	7/15/21	1,000,000		1,132,040
Falmouth, GO (Municipal Purpose Loan)	4.00	7/15/22	1,210,000		1,378,577
Groton-Dunstable Regional School District, GO	5.00	9/1/20	725,000		846,147
Hingham, GO (Municipal Purpose Loan)	5.00	5/15/19	955,000		1,089,789
Massachusetts, Federal Highway GAN
(Accelerated Bridge Program)	5.00	6/15/22	3,000,000		3,596,760
Massachusetts, Federal Highway GAN
(Accelerated Bridge Program)	5.00	6/15/25	500,000		608,150
Massachusetts, GO	0.66	11/1/18	2,500,000	[b]	2,504,350
Massachusetts, GO	5.25	8/1/21	1,975,000		2,373,397
Massachusetts, GO	5.25	8/1/23	1,000,000		1,234,180
Massachusetts, GO (Consolidated Loan)	5.00	5/1/23	2,500,000		3,022,725
Massachusetts, GO (Consolidated Loan)	5.00	8/1/23	310,000		360,093
Massachusetts, GO (Consolidated Loan)	5.00	7/1/25	5,575,000		6,573,817
Massachusetts, GO (Consolidated Loan)	5.00	11/1/25	2,250,000		2,667,420
Massachusetts, GO (Consolidated Loan)	5.00	8/1/26	5,000,000		5,883,650
Massachusetts, GO (Consolidated Loan) (Green Bonds)	5.00	9/1/22	1,650,000		1,986,567
Massachusetts, GO (Consolidated Loan) (Insured;
Assured Guaranty Municipal Corp.) (Prerefunded)	5.25	8/1/17	5,825,000	[a]	6,330,377
Massachusetts, GO (Consolidated Loan) (Prerefunded)	5.00	8/1/18	4,000,000	[a]	4,463,240
Massachusetts, Special Obligation Dedicated Tax Revenue
(Insured; National Public Finance Guarantee Corp.)	3.47	1/1/16	3,540,000	[b]	3,554,160
Massachusetts, Transportation Fund Revenue
(Accelerated Bridge Program)	5.00	6/1/21	2,100,000		2,483,985
Massachusetts Bay Transportation Authority, Assessment Revenue	5.00	7/1/18	4,000,000		4,468,480

68

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.00	7/1/20	2,500,000		2,930,675
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/20	1,500,000		1,775,910
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/21	3,085,000		3,712,643
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/21	2,000,000		2,406,900
Massachusetts Bay Transportation Authority,
Senior Sales Tax Revenue	5.25	7/1/22	2,430,000		2,954,540
Massachusetts Clean Energy Cooperative Corporation,
Clean Energy Cooperative Revenue (A Massachusetts
Municipal Lighting Plant Cooperative)	5.00	7/1/28	1,250,000		1,444,562
Massachusetts College Building Authority, Project Revenue	5.00	5/1/23	1,000,000		1,121,310
Massachusetts College Building Authority, Project Revenue	5.00	5/1/27	3,000,000		3,518,730
Massachusetts College Building Authority,
Project Revenue (Green Bonds)	5.00	5/1/32	3,850,000		4,440,012
Massachusetts Department of Transportation,
Metropolitan Highway System Senior Revenue	5.00	1/1/32	1,530,000		1,714,166
Massachusetts Department of Transportation,
Metropolitan Highway System Subordinated
Revenue (Commonwealth Contract Assistance Secured)	5.00	1/1/35	3,045,000		3,427,696
Massachusetts Development Finance Agency,
Higher Education Revenue
(Emerson College Issue) (Prerefunded)	5.00	1/1/17	2,000,000	[a]	2,118,200
Massachusetts Development Finance Agency,
Revenue (Babson College Issue)	5.00	10/1/25	545,000		659,009
Massachusetts Development Finance Agency,
Revenue (Baystate Medical Center Issue)	5.00	7/1/24	350,000		410,326
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/19	950,000		1,086,373
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/19	900,000		1,029,195
Massachusetts Development Finance Agency,
Revenue (Boston College Issue)	5.00	7/1/23	1,750,000		2,112,687
Massachusetts Development Finance Agency, Revenue
(Boston Medical Center Issue) (Green Bonds)	5.00	7/1/44	3,250,000		3,456,147
Massachusetts Development Finance Agency,
Revenue (CareGroup Issue)	5.00	7/1/22	1,000,000		1,150,030
Massachusetts Development Finance Agency,
Revenue (Children’s Hospital Issue)	5.00	10/1/46	3,500,000		3,887,590
Massachusetts Development Finance Agency,
Revenue (College of the Holy Cross Issue)	5.00	9/1/21	1,800,000		2,006,856

The Funds 69

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	4.75	3/1/20	530,000	539,879
Massachusetts Development Finance Agency,
Revenue (Curry College Issue) (Insured; ACA)	5.25	3/1/26	1,000,000	1,021,150
Massachusetts Development Finance Agency,
Revenue (Emerson College Issue)	5.00	1/1/19	2,000,000	2,210,900
Massachusetts Development Finance Agency,
Revenue (Emerson College Issue)	5.00	1/1/25	1,000,000	1,131,270
Massachusetts Development Finance Agency,
Revenue (MCPHS University Issue)	5.00	7/1/31	400,000	459,224
Massachusetts Development Finance Agency,
Revenue (MCPHS University Issue)	5.00	7/1/32	300,000	343,059
Massachusetts Development Finance Agency,
Revenue (MCPHS University Issue)	5.00	7/1/37	465,000	527,556
Massachusetts Development Finance Agency,
Revenue (Partners HealthCare System Issue)	5.00	7/1/25	1,825,000	2,120,084
Massachusetts Development Finance Agency,
Revenue (Partners HealthCare System Issue)	5.00	7/1/31	675,000	777,519
Massachusetts Development Finance Agency,
Revenue (SABIS International
Charter School Issue)	5.00	4/15/33	2,000,000	2,131,380
Massachusetts Development Finance Agency,
Revenue (Simmons College Issue)	5.25	10/1/24	465,000	530,895
Massachusetts Development Finance Agency,
Revenue (Simmons College Issue)	5.00	10/1/25	700,000	804,097
Massachusetts Development Finance Agency,
Revenue (Simmons College Issue)	5.00	10/1/29	2,820,000	3,121,091
Massachusetts Development Finance Agency,
Revenue (Southcoast Health System
Obligated Group Issue)	4.00	7/1/20	530,000	574,902
Massachusetts Development Finance Agency,
Revenue (Southcoast Health System
Obligated Group Issue)	5.00	7/1/27	1,550,000	1,766,675
Massachusetts Development Finance Agency,
Revenue (Sterling and Francine Clark
Art Institute Issue)	5.00	7/1/32	1,910,000	2,192,795
Massachusetts Development Finance Agency,
Revenue (The Broad Institute Issue)	5.25	4/1/23	3,675,000	4,336,022
Massachusetts Development Finance Agency,
Revenue (The Broad Institute Issue)	5.25	4/1/24	4,500,000	5,285,880
Massachusetts Development Finance Agency,
Revenue (The Park School Issue)	5.00	9/1/21	300,000	345,636
Massachusetts Development Finance Agency,
Revenue (Tufts University Issue)	5.00	8/15/38	1,000,000	1,145,980

70

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	4.00	10/1/17	730,000		780,436
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/19	910,000		1,045,026
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/20	905,000		1,060,180
Massachusetts Development Finance Agency, Revenue
(Worcester City Campus Corporation Issue)
(University of Massachusetts Project)	5.00	10/1/21	830,000		984,089
Massachusetts Development Finance Agency,
RRR (Waste Management, Inc. Project)	2.13	12/1/15	1,250,000		1,254,500
Massachusetts Development Finance Agency, Special Obligation
Revenue (Commonwealth Contract Assistance)	5.00	5/1/34	2,755,000		3,177,645
Massachusetts Development Finance Agency, Special Obligation
Revenue (Commonwealth Contract Assistance)	5.00	5/1/39	1,460,000		1,662,035
Massachusetts Development Finance Agency, SWDR
(Dominion Energy Brayton Point Issue) (Prerefunded)	5.75	5/1/19	2,000,000	[a]	2,338,160
Massachusetts Educational Financing Authority,
Education Loan Revenue (Issue I)	4.00	1/1/18	2,500,000		2,635,075
Massachusetts Educational Financing Authority,
Education Loan Revenue (Issue I)	5.00	1/1/20	1,400,000		1,554,406
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/24	2,155,000		2,326,646
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/32	2,000,000		2,148,700
Massachusetts Health and Educational Facilities Authority,
Revenue (Berklee College of Music Issue)	5.00	10/1/37	3,350,000		3,593,310
Massachusetts Health and Educational Facilities Authority,
Revenue (Cape Cod Healthcare Obligated Group Issue)
(Insured; Assured Guaranty Corp.)	5.13	11/15/35	1,000,000		1,107,510
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue)	5.00	7/1/18	690,000		764,962
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Capital Asset Program)
(Insured; National Public Finance Guarantee Corp.)	5.38	2/1/27	1,650,000		1,826,616
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/20	1,000,000		1,106,610
Massachusetts Health and Educational Facilities Authority,
Revenue (CareGroup Issue) (Insured; National Public
Finance Guarantee Corp.)	5.25	7/1/23	1,325,000		1,462,363

The Funds 71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/22	2,750,000		3,092,788
Massachusetts Health and Educational Facilities Authority,
Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/27	2,000,000		2,239,700
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	5.00	12/15/27	3,230,000		3,708,105
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/21	1,400,000		1,570,702
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/26	2,525,000		2,823,632
Massachusetts Health and Educational Facilities Authority,
Revenue (Isabella Stewart Gardner Museum Issue)	5.00	5/1/27	1,000,000		1,118,270
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.50	7/1/22	1,800,000		2,238,876
Massachusetts Health and Educational Facilities Authority,
Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	3,335,000		4,090,944
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/24	2,495,000		2,861,840
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/24	1,000,000		1,178,390
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.63	10/1/29	3,000,000		3,454,230
Massachusetts Health and Educational Facilities Authority,
Revenue (Northeastern University Issue)	5.00	10/1/30	3,000,000		3,416,940
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue)	5.00	7/1/22	115,000		123,845
Massachusetts Health and Educational Facilities Authority,
Revenue (Partners HealthCare System Issue) (Prerefunded)	5.00	7/1/17	135,000	[a]	145,878
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	8.00	10/1/15	885,000	[a]	890,832
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	410,000	[a]	491,401
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	590,000	[a]	707,139
Massachusetts Health and Educational Facilities Authority,
Revenue (Sterling and Francine Clark Art Institute Issue)	5.00	7/1/40	4,640,000		5,222,320
Massachusetts Health and Educational Facilities Authority,
Revenue (Suffolk University Issue)	6.25	7/1/30	2,100,000		2,422,665
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue) (Prerefunded)	5.25	8/15/18	1,000,000	[a]	1,126,830
Massachusetts Health and Educational Facilities Authority,
Revenue (Tufts University Issue) (Prerefunded)	5.38	8/15/18	2,000,000	[a]	2,260,940
Massachusetts Housing Finance Agency, Housing Revenue	4.00	6/1/19	2,860,000		3,083,194

72

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts Port Authority, Revenue	5.00	7/1/19	400,000		456,772
Massachusetts Port Authority, Revenue	4.00	7/1/20	1,000,000		1,117,130
Massachusetts Port Authority, Revenue	5.00	7/1/21	525,000		620,671
Massachusetts Port Authority, Revenue	5.00	7/1/24	315,000		373,496
Massachusetts Port Authority, Revenue	5.00	7/1/27	1,345,000		1,524,262
Massachusetts Port Authority, Revenue	5.00	7/1/28	200,000		231,346
Massachusetts Port Authority, Revenue	5.00	7/1/28	2,500,000		2,863,100
Massachusetts Port Authority, Revenue	5.00	7/1/29	200,000		229,612
Massachusetts Port Authority, Revenue	5.00	7/1/33	2,000,000		2,291,580
Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue	5.00	8/15/26	4,000,000		4,714,480
Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue	5.00	8/15/29	4,700,000		5,532,840
Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue	5.00	8/15/30	2,000,000		2,342,160
Massachusetts Turnpike Authority, Turnpike Revenue
(Insured; National Public Finance Guarantee Corp.)
(Escrowed to Maturity)	5.00	1/1/20	3,770,000		4,118,197
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.00	8/1/18	75,000		75,308
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/20	1,700,000		2,014,262
Massachusetts Water Pollution Abatement Trust (Pool Program)	5.25	8/1/22	2,350,000		2,870,055
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	155,000		155,684
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/19	2,475,000		2,840,211
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/27	5,000,000		5,764,000
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/28	500,000		581,965
Massachusetts Water Resources Authority, General Revenue	5.00	8/1/44	4,465,000		5,058,131
Massachusetts Water Resources Authority,
General Revenue (Insured; Assured Guaranty Municipal Corp.)	5.50	8/1/21	2,000,000		2,433,300
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	95,000	[a]	103,433
Massachusetts Water Resources Authority, General Revenue
(Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	65,000	[a]	70,770
Massachusetts Water Resources Authority,
General Revenue (Insured; National Public
Finance Guarantee Corp.) (Prerefunded)	5.25	8/1/17	160,000	[a]	174,203
Metropolitan Boston Transit Parking Corporation,
Systemwide Senior Lien Parking Revenue	5.00	7/1/25	1,000,000		1,163,500
Newton, GO	5.00	4/1/39	4,750,000		5,305,845
Tantasqua Regional School District, GO	5.00	10/1/18	1,480,000		1,661,448
Westwood, GO	4.00	6/1/18	1,105,000		1,199,345

The Funds 73

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan—.7%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	2,000,000		2,222,020
New Jersey—1.8%
New Jersey Economic Development Authority, School Facilities
Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/25	2,000,000		2,217,080
New Jersey Economic Development Authority,
School Facilities Construction Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	2,160,000		2,341,116
New Jersey Transportation Trust Fund Authority
(Transportation System)	5.00	6/15/42	1,250,000		1,242,600
New York—1.2%
New York Liberty Development Corporation,
Revenue (3 World Trade Center Project)	5.00	11/15/44	1,750,000	[c]	1,758,855
New York State Energy Research and Development Authority,
PCR (New York State Electric and Gas Corporation Project)	2.00	5/1/20	2,000,000		1,999,100
Pennsylvania—1.9%
Northhampton County General Purpose Authority,
College Revenue (Lafayette College)	5.00	11/1/43	3,305,000		3,689,173
Philadelphia Authority for Industrial Development,
Revenue (Temple University)	5.00	4/1/24	2,000,000		2,286,660
Texas—.9%
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/33	2,500,000		2,764,800
Washington—.2%
King County, Sewer Revenue	5.00	7/1/23	425,000		513,765
U.S. Related—2.1%
Guam, Business Privilege Tax Revenue	5.00	1/1/25	1,500,000		1,697,685
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	500,000		586,660
Guam, LOR (Section 30)	5.63	12/1/29	1,000,000		1,104,800
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	1,000,000		993,660
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	1,000,000		1,000,320
Puerto Rico Highways and Transportation Authority,
Transportation Revenue (Insured; FGIC)	5.25	7/1/16	330,000		251,440
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/20	2,000,000		481,460
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,000,000	[d]	390,000
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[d]	246,435
Total Long-Term Municipal Investments
(cost $305,398,186)					316,850,004

74

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments—.9%	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts;
Massachusetts Health and Educational Facilities
Authority, Revenue (Baystate Medical Center Issue)
(LOC; JPMorgan Chase Bank)	0.01	9/1/15	300,000	[e]	300,000
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University Issue)	0.01	9/1/15	700,000	[e]	700,000
Massachusetts Health and Educational Facilities Authority,
Revenue (The Henry Heywood Memorial Hospital Issue)
(LOC; TD Bank)	0.01	9/1/15	200,000	[e]	200,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Tufts University Issue)
(Liquidity Facility; Wells Fargo Bank)	0.01	9/1/15	1,800,000	[e]	1,800,000
Total Short-Term Municipal Investments
(cost $3,000,000)					3,000,000
Total Investments (cost $308,398,186)			100.2%		319,850,004
Liabilities, Less Cash and Receivables			(.2%)		(583,591)
Net Assets			100.0%		319,266,413

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate security—interest rate subject to periodic change.
c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2015, the security was valued at $1,758,855 or .6% of net assets.
[d] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
e Variable rate demand note—rate shown is the interest rate in effect at August 31, 2015. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Education	29.7	City	4.7
Utility-Water and Sewer	10.6	Housing	3.1
Health Care	9.7	Industrial	1.2
Transportation Services	9.6	Utility-Electric	.8
Prerefunded	7.9	Pollution Control	.4
Special Tax	7.5	Other	7.5
State/Territory	7.5		100.2

†	Based on net assets.

The Funds 75

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Option Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

76

STATEMENT OF FINANCIAL FUTURES

August 31, 2015

		Market Value		Unrealized
BNY Mellon Massachusetts		Covered by		(Depreciation)
Intermediate Municipal Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2015 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	50	(5,990,625)	September 2015	(31,250)
U.S. Treasury 10 Year Notes	125	(15,955,078)	September 2015	(43,750)
				(75,000)

See notes to financial statements.

The Funds 77

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.7%	Rate (%)	Date	Amount ($)		Value ($)
Illinois—1.1%
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,150,000		1,147,458
Chicago Board of Education,
Unlimited Tax GO (Dedicated Alternate Revenues)	5.25	12/1/35	1,000,000		854,240
Michigan—.7%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	1,150,000		1,277,661
New Jersey—2.1%
New Jersey Economic Development Authority,
School Facilities Construction Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/25	1,600,000		1,773,664
New Jersey Economic Development Authority,
School Facilities Construction Revenue
(Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	1,265,000		1,371,070
New Jersey Transportation Trust Fund Authority
(Transportation System)	5.00	6/15/42	750,000		745,560
New York—90.6%
Albany County Airport Authority, Airport Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/23	1,500,000		1,672,050
Albany Industrial Development Agency, Civic Facility
Revenue (Saint Peter’s Hospital of the
City of Albany Project) (Prerefunded)	5.75	11/15/17	2,500,000	[a]	2,778,450
Battery Park City Authority, Senior Revenue	5.00	11/1/23	1,065,000		1,308,778
Build New York City Resource Corporation,
Revenue (Ethical Culture Fieldston School Project)	4.00	6/1/19	1,150,000		1,250,556
Erie County Fiscal Stability Authority,
Sales Tax and State Aid Secured Revenue	5.00	12/1/24	1,000,000		1,181,300
Long Island Power Authority, Electric System General Revenue	5.00	5/1/20	1,000,000		1,143,580
Long Island Power Authority, Electric System General Revenue	5.00	5/1/21	1,000,000		1,145,940
Long Island Power Authority, Electric System General Revenue	5.00	9/1/39	1,000,000		1,108,440
Metropolitan Transportation Authority, Dedicated Tax Fund
Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	11/15/28	5,000,000		5,265,200
Metropolitan Transportation Authority, Transportation Revenue	6.25	11/15/23	300,000		349,761
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/28	2,375,000		2,754,667
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/30	1,190,000		1,297,171
Metropolitan Transportation Authority, Transportation
Revenue (Insured; Assured Guaranty Municipal Corp.)	0.39	11/1/22	2,300,000	[b]	2,242,500
Monroe County Industrial Development Corporation,
Revenue (Saint John Fisher College Project)	5.00	6/1/17	1,740,000		1,848,593
Monroe County Industrial Development Corporation,
Revenue (University of Rochester Project)	4.00	7/1/35	1,940,000		2,015,951

78

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Nassau County, GO	5.00	10/1/20	2,000,000		2,263,680
Nassau County, GO (General Improvement Bonds)	5.00	4/1/29	2,500,000		2,833,350
Nassau County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	1,000,000		1,106,460
Nassau County Sewer and Storm Water Finance Authority,
System Revenue (Insured; Berkshire Hathaway
Assurance Corporation) (Prerefunded)	5.38	11/1/18	1,000,000	[a]	1,141,000
New York City, GO	5.00	8/1/23	2,625,000		3,090,517
New York City, GO	5.25	9/1/23	1,000,000		1,121,020
New York City, GO	5.00	3/1/30	2,000,000		2,322,420
New York City, GO (Prerefunded)	5.00	8/1/16	15,000	[a]	15,631
New York City Industrial Development Agency,
PILOT Revenue (Yankee Stadium Project)
(Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,000,000		1,179,120
New York City Industrial Development Agency, Special Revenue
(New York City—New York Stock Exchange Project)	5.00	5/1/21	1,000,000		1,122,830
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.00	6/15/40	1,000,000		1,118,800
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue	5.00	6/15/44	2,110,000		2,328,512
New York City Transitional Finance Authority,
Building Aid Revenue	5.25	1/15/25	1,545,000		1,736,565
New York City Transitional Finance Authority,
Building Aid Revenue	5.25	1/15/27	1,650,000		1,848,808
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/18	1,750,000		1,975,505
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	5/1/29	2,000,000		2,305,880
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	11/1/31	1,980,000		2,263,318
New York City Transitional Finance Authority,
Future Tax Secured Subordinate Revenue	5.00	8/1/32	2,000,000		2,308,320
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/34	2,000,000		2,210,220
New York City Trust for Cultural Resources,
Revenue (The Juilliard School)	5.00	1/1/39	2,500,000		2,762,775
New York City Trust for Cultural Resources,
Revenue (Whitney Museum of American Art)	5.00	7/1/21	2,000,000		2,305,940
New York City Trust for Cultural Resources,
Revenue (Wildlife Conservation Society)	5.00	8/1/27	1,120,000		1,318,061

The Funds 79

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York City Trust for Cultural Resources,
Revenue (Wildlife Conservation Society)	5.00	8/1/31	1,480,000		1,703,495
New York Liberty Development Corporation,
Liberty Revenue (7 World Trade Center Project)	5.00	9/15/29	1,000,000		1,165,680
New York Liberty Development Corporation,
Revenue (3 World Trade Center Project)	5.00	11/15/44	1,500,000	[c]	1,507,590
New York Local Government Assistance Corporation,
Subordinate Lien Revenue	5.00	4/1/21	2,560,000		2,962,176
New York Local Government Assistance Corporation,
Subordinate Lien Revenue	5.00	4/1/23	1,395,000		1,610,807
New York State, GO	5.00	2/15/26	2,600,000		2,920,632
New York State Dormitory Authority, Consolidated
Revenue (City University System) (Insured;
National Public Finance Guarantee Corp.)	5.75	7/1/18	1,010,000		1,091,285
New York State Dormitory Authority, Mental Health Services
Facilities Improvement Revenue (Insured; Assured
Guaranty Municipal Corp.) (Escrowed to Maturity)	5.00	2/15/17	5,000		5,327
New York State Dormitory Authority,
Revenue (Columbia University)	5.00	10/1/41	2,500,000		2,861,175
New York State Dormitory Authority, Revenue (Convent of the
Sacred Heart) (Insured; Assured Guaranty Municipal Corp.)	5.63	11/1/35	1,000,000		1,180,340
New York State Dormitory Authority, Revenue
(Icahn School of Medicine at Mount Sinai)	5.00	7/1/23	1,000,000		1,166,770
New York State Dormitory Authority, Revenue
(Mount Sinai Hospital Obligated Group)	5.00	7/1/26	3,000,000		3,388,950
New York State Dormitory Authority,
Revenue (New York University)	5.00	7/1/31	2,000,000		2,346,740
New York State Dormitory Authority,
Revenue (New York University)	5.00	7/1/37	2,155,000		2,434,331
New York State Dormitory Authority,
Revenue (New York University)	5.00	7/1/43	2,400,000		2,683,896
New York State Dormitory Authority, Revenue
(New York University Hospitals Center)	5.00	7/1/23	650,000		763,432
New York State Dormitory Authority, Revenue
(North Shore—Long Island Jewish Obligated Group)	5.00	5/1/27	1,000,000		1,158,090
New York State Dormitory Authority,
Revenue (Rochester Institute of Technology)	5.00	7/1/23	1,000,000		1,136,800
New York State Dormitory Authority,
Revenue (Saint John’s University)	5.00	7/1/29	1,300,000		1,496,027

80

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York State Dormitory Authority, Revenue
(School Districts Revenue Financing Program)	5.00	10/1/18	3,040,000	3,406,290
New York State Dormitory Authority, Revenue (The New School)	5.00	7/1/32	1,530,000	1,742,701
New York State Dormitory Authority, Revenue
(The Rockefeller University)	5.00	7/1/40	3,000,000	3,355,200
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000	1,146,680
New York State Dormitory Authority,
State Personal Income Tax Revenue (General Purpose)	5.00	2/15/20	1,000,000	1,154,800
New York State Dormitory Authority, State Personal
Income Tax Revenue (General Purpose)	5.00	3/15/20	1,000,000	1,157,040
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/21	1,000,000	1,182,950
New York State Dormitory Authority, Third General Resolution
Revenue (State University Educational Facilities Issue)	5.00	5/15/24	1,975,000	2,323,904
New York State Energy Research and Development Authority,
PCR (New York State Electric and Gas Corporation Project)	2.00	5/1/20	2,000,000	1,999,100
New York State Enviornmental Facilities Corporation,
State Clean Water and Drinking Water Revolving Funds Revenue
(New York City Municipal Water Finance Authority Projects)	5.00	6/15/26	2,000,000	2,396,420
New York State Environmental Facilities Corporation,
State Revolving Funds Revenue (Master Financing
Program) (Green Bonds)	5.00	5/15/26	2,700,000	3,287,412
New York State Medical Care Facilities Finance Agency,
Secured Mortgage Revenue (Collateralized; SONYMA)	6.38	11/15/20	165,000	165,848
New York State Thruway Authority, General Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/31	2,000,000	2,320,800
New York State Thruway Authority,
General Revenue Junior Indebtedness Obligations	5.00	5/1/19	2,000,000	2,261,420
New York State Thruway Authority, General Revenue
Junior Indebtedness Obligations (Insured;
Assured Guaranty Municipal Corp.)	5.00	5/1/19	2,005,000	2,275,555
New York State Urban Development Corporation,
Service Contract Revenue	5.00	1/1/20	2,075,000	2,393,658
New York State Urban Development Corporation,
Service Contract Revenue	5.25	1/1/24	2,375,000	2,653,540
New York State Urban Development Corporation,
State Personal Income Tax Revenue (General Purpose)	5.00	3/15/23	1,410,000	1,693,593
New York State Urban Development Corporation,
State Personal Income Tax Revenue (General Purpose)	5.00	3/15/31	1,000,000	1,150,070

The Funds 81

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Onondaga County Trust for Cultural Resources,
Revenue (Syracuse University Project)	5.00	12/1/19	2,500,000		2,891,850
Oyster Bay, Public Improvement GO	5.00	2/15/16	1,000,000		1,019,630
Oyster Bay, Public Improvement GO
(Insured; Assured Guaranty Municipal Corp.)	4.00	11/1/19	2,000,000		2,206,260
Oyster Bay, Public Improvement GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	3/15/21	1,330,000		1,534,873
Oyster Bay, Public Improvement GO
(Insured; Build America Mutual Assurance Company)	5.00	8/15/22	1,715,000		2,009,174
Port Authority of New York and New Jersey
(Consolidated Bonds, 184th Series)	5.00	9/1/31	1,010,000		1,177,822
Port Authority of New York and New Jersey
(Consolidated Bonds, 189th Series)	5.00	5/1/30	1,000,000		1,177,730
Port Authority of New York and New Jersey
(Consolidated Bonds, 190th Series)	5.00	5/1/28	1,250,000		1,417,075
Suffolk County, GO	5.00	4/1/19	1,400,000		1,575,798
Suffolk County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/22	1,000,000		1,174,900
Tobacco Settlement Financing Corporation of New York,
Asset-Backed Revenue (State Contingency Contract Secured)	5.00	6/1/22	1,500,000		1,612,575
Triborough Bridge and Tunnel Authority,
General Purpose Revenue (Prerefunded)	5.25	1/1/22	1,000,000	[a]	1,210,600
Utility Debt Securitization Authority of New York, Restructing Bonds	5.00	6/15/26	2,000,000		2,400,960
Westchester County Health Care Corporation, Senior Lien Revenue	5.00	11/1/20	1,400,000		1,575,448
Westchester County Health Care Corporation, Senior Lien Revenue	5.00	11/1/24	1,500,000		1,659,510
Yonkers, GO	5.00	9/1/21	2,640,000		3,060,314
Texas—1.2%
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/33	2,000,000		2,211,840
U.S. Related—3.0%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,000,000		1,139,280
Guam, Hotel Occupancy Tax Revenue	5.00	11/1/16	1,000,000		1,048,940
Puerto Rico Commonwealth, Public Improvement GO
(Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	2,500,000		2,484,150
Puerto Rico Housing Finance Authority, Capital Fund Program
Revenue (Puerto Rico Housing Administration Projects)	5.00	12/1/18	260,000		270,447
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	1,200,000	[d]	468,000
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[d]	164,290
Total Long-Term Municipal Investments
(cost $175,508,871)					182,353,312

82

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—2.1%	Rate (%)	Date	Amount ($)		Value ($)
New York;
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.01	9/1/15	1,400,000	[e]	1,400,000
New York City, GO Notes (LOC; JPMorgan Chase Bank)	0.01	9/1/15	1,300,000	[e]	1,300,000
New York City Municipal Water Finance Authority,
Water and Sewer System General Resolution
Revenue (Liquidity Facility; JPMorgan Chase Bank)	0.01	9/1/15	300,000	[e]	300,000
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution
Revenue (Liquidity Facility; Wells Fargo Bank)	0.01	9/1/15	900,000	[e]	900,000
Total Short-Term Municipal Investments
(cost $3,900,000)					3,900,000

Total Investments (cost $179,408,871)			100.8%		186,253,312
Liabilities, Less Cash and Receivables			(.8%)		(1,421,207)
Net Assets			100.0%		184,832,105

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Variable rate security—interest rate subject to periodic change.
c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2015, this security was valued at $1,507,590 or .8% of net assets.
[d] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
e Variable rate demand note—rate shown is the interest rate in effect at August 31, 2015. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Education	24.7	Utility-Electric	3.2
Special Tax	17.2	Industrial	3.1
Transportation Services	12.0	Prerefunded	2.8
County	7.4	Housing	1.0
Utility-Water and Sewer	7.2	Lease	.7
City	6.1	Other	10.0
Health Care	5.4		100.8

†	Based on net assets.

The Funds 83

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Option Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

84

STATEMENT OF FINANCIAL FUTURES

August 31, 2015

		Market Value		Unrealized
BNY Mellon New York		Covered by		(Depreciation)
Intermediate Tax-Exempt Bond Fund	Contracts	Contracts ($)	Expiration	at 8/31/2015 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	30	(3,594,375)	September 2015	(18,750)
U.S. Treasury 10 Year Notes	73	(9,317,766)	September 2015	(25,547)
				(44,297)

See notes to financial statements.

The Funds 85

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon Municipal Opportunities Fund
Long-Term Municipal	Coupon	Maturity	Principal
Investments—103.8%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.1%
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.50	2/15/16	1,355,000		1,363,333
Jefferson County, Limited Obligation School Warrants
(Insured; Assured Guaranty Municipal Corp.)	5.25	1/1/18	5,000,000		5,030,750
Jefferson County, Subordinate Lien Sewer Revenue Warrants	6.00	10/1/42	5,000,000		5,604,450
Tuscaloosa Public Educational Building Authority, Student Housing
Revenue (Ridgecrest Student Housing, LLC University of Alabama
Ridgecrest Residential Project) (Insured; Assured Guaranty Corp.)	6.75	7/1/33	1,100,000		1,240,118
Arizona—.9%
Arizona Board of Regents, Arizona State University System
Revenue (Polytechnic Campus Project) (Prerefunded)	6.00	7/1/18	750,000	[a]	856,192
Arizona Health Facilities Authority, HR (Phoenix Children’s Hospital)	5.00	2/1/42	6,000,000		6,303,480
University Medical Center Corporation, HR (Prerefunded)	6.00	7/1/21	2,500,000	[a]	3,097,750
California—19.2%
Anaheim Public Financing Authority, LR
(Anaheim Convention Center Expansion Project)	5.00	5/1/46	2,000,000		2,233,340
California, GO (Various Purpose)	5.50	3/1/40	7,950,000		9,238,456
California, GO (Various Purpose)	5.00	8/1/45	6,000,000		6,791,400
California Health Facilities Financing Authority,
Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	10,000	[a]	11,719
California Health Facilities Financing Authority,
Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	490,000	[a]	574,231
California Health Facilities Financing Authority,
Revenue (Saint Joseph Health System)	5.00	7/1/37	2,270,000		2,539,358
California Infrastructure and Economic Development Bank,
Revenue (The J. David Gladstone Institutes Project)	5.25	10/1/34	900,000		1,022,958
California Municipal Finance Authority,
Revenue (Emerson College Issue)	6.00	1/1/42	6,000,000		7,160,700
California Municipal Finance Authority,
Revenue (Southwestern Law School)	6.50	11/1/31	300,000		358,977
California Municipal Finance Authority,
Student Housing Revenue (Bowles Hall Foundation)	5.00	6/1/35	600,000		654,594
California Municipal Finance Authority,
Student Housing Revenue (Bowles Hall Foundation)	5.00	6/1/50	2,750,000		2,940,245
California Pollution Control Financing Authority,
Water Furnishing Revenue (San Diego County
Water Authority Desalination Project Pipeline)	5.00	11/21/45	6,000,000	[b]	6,179,760
California State Public Works Board, LR (Judicial
Council of California) (Various Judicial Council Projects)	5.00	12/1/31	2,000,000		2,285,080
California Statewide Communities Development Authority,
Mortgage Revenue (Methodist Hospital of
Southern California Project) (Collateralized; FHA)	6.75	2/1/38	2,230,000		2,633,719
California Statewide Communities Development Authority,
Revenue (Cottage Health System Obligated Group)	5.00	11/1/43	3,000,000		3,331,500
California Statewide Communities Development Authority,
Revenue (Loma Linda University Medical Center)	5.25	12/1/44	2,000,000		2,090,000

86

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Statewide Communities Development Authority,
Revenue (Loma Linda University Medical Center)	5.50	12/1/54	5,000,000		5,283,450
California Statewide Communities Development Authority,
Revenue (Sutter Health)	6.00	8/15/42	6,000,000		7,096,920
California Statewide Communities Development Authority,
Student Housing Revenue (University of California, Irvine East
Campus Apartments, Phase 1 Refunding—CHF—Irvine, L.L.C.)	5.38	5/15/38	1,900,000		2,097,695
Capistrano Unified School District Community Facilities District
Number 90-2, Special Tax Bonds (Improvement Area
Number 2002-1) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/32	4,000,000		4,421,400
Desert Community College District, GO
(Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/37	6,800,000		7,252,948
Galt Redevelopment Agency, Tax Allocation
Revenue (Galt Redevelopment Project)	7.38	9/1/33	2,000,000		2,473,480
Golden State Tobacco Securitization Corporation,
Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/40	10,000,000		11,081,300
Grant Joint Union High School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/29	2,080,000	[c]	1,176,781
Grant Joint Union High School District, GO
(Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/33	4,380,000	[c]	2,071,740
Irvine Reassessment District Number 12-1,
Limited Obligation Improvement Bonds	4.00	9/2/29	1,000,000		1,029,560
JPMorgan Chase Putters/Drivers Trust (Series 3847)
Non-recourse (Los Angeles Department of Airports,
Senior Revenue (Los Angeles International Airport))	5.25	5/15/18	10,000,000	[b,d]	11,668,100
Long Beach, Marina Revenue (Alamitos Bay Marina Project)	5.00	5/15/40	2,500,000		2,688,900
Long Beach, Marina Revenue (Alamitos Bay Marina Project)	5.00	5/15/45	2,000,000		2,141,160
Los Angeles County Public Works Financing Authority,
LR (Multiple Capital Projects)	5.00	12/1/34	1,000,000		1,133,670
Los Angeles County Public Works Financing Authority,
LR (Multiple Capital Projects)	5.00	12/1/39	1,000,000		1,122,650
Los Angeles County Public Works Financing Authority,
LR (Multiple Capital Projects)	5.00	12/1/44	1,000,000		1,114,330
Los Angeles Unified School District, GO	5.00	1/1/34	1,000,000		1,122,740
Metropolitan Water District of Southern California,
Water Revenue (Build America Bonds)	6.54	7/1/39	4,600,000		5,176,058
Metropolitan Water District of Southern California,
Water Revenue (Build America Bonds)	6.95	7/1/40	4,000,000		4,692,240
New Haven Unified School District, GO
(Insured; Assured Guaranty Corp.)	0.00	8/1/32	2,500,000	[c]	1,248,900
Northern California Gas Authority Number 1,
Gas Project Revenue	0.91	7/1/27	660,000	[e]	604,626
Oakland Unified School District, GO	5.00	8/1/40	3,000,000		3,274,320
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	10,000,000		11,923,000
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/30	2,000,000		2,372,840
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/31	2,000,000		2,359,000

The Funds 87

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Riverside County Transportation Commission, Sales Tax Revenue	5.25	6/1/33	3,500,000		4,098,850
Riverside County Transportation Commission, Senior Lien Toll Revenue	5.75	6/1/44	2,000,000		2,263,860
Riverside County Transportation Commission, Senior Lien Toll Revenue	5.75	6/1/48	5,000,000		5,655,300
San Diego Regional Building Authority, LR (County Operations
Center and Annex Redevelopment Project)	5.38	2/1/36	2,000,000		2,249,420
San Diego Unified School District, GO	0.00	7/1/25	4,000,000	[c]	2,961,640
San Francisco City and County Redevelopment Agency
Community Facilities District Number 6, Special Tax
Revenue (Mission Bay South Public Improvements)	0.00	8/1/38	2,000,000	[c]	567,980
San Francisco City and County Redevelopment Agency
Community Facilities District Number 6, Special Tax
Revenue (Mission Bay South Public Improvements)	0.00	8/1/43	7,835,000	[c]	1,643,548
San Francisco City and County Redevelopment Financing Authority,
Tax Allocation Revenue (San Francisco Redevelopment Projects)	6.63	8/1/41	1,250,000		1,510,888
San Joaquin Hills Transportation Corridor Agency,
Junior Lien Toll Road Revenue	5.25	1/15/49	1,000,000		1,067,270
San Joaquin Hills Transportation Corridor Agency,
Senior Lien Toll Road Revenue	5.00	1/15/50	5,000,000		5,264,250
San Luis Obispo County Financing Authority, Revenue
(Nacimiento Water Project) (Insured; Build America
Mutual Assurance Company)	4.00	9/1/38	3,500,000		3,503,430
South Bayside Waste Management Authority, Solid Waste
Enterprise Revenue (Shoreway Environmental Center)	6.00	9/1/36	1,000,000		1,150,540
University of California Regents, General Revenue	5.00	5/15/31	6,385,000		7,553,455
University of California Regents, Limited Project Revenue	5.00	5/15/31	11,000,000		12,880,560
University of California Regents, Limited Project Revenue	5.00	5/15/37	14,605,000		16,585,000
West Contra Costa Unified School District, GO (Build America Bonds)	8.46	8/1/34	5,000,000		5,932,350
Colorado—.9%
City and County of Denver, Airport System Revenue	5.00	11/15/21	1,500,000		1,746,510
City and County of Denver, Airport System Revenue
(Insured: Assured Guaranty Corp. and
National Public Finance Guarantee Corp.)	5.25	11/15/19	1,000,000		1,089,200
Colorado Health Facilities Authority,
Revenue (Catholic Health Initiatives)	6.00	10/1/23	500,000		567,645
Colorado Springs, Utilities System Improvement Revenue	5.00	11/15/44	6,500,000		7,387,380
Delaware—1.2%
JPMorgan Chase Putters/Drivers Trust (Series 4359)
Non-recourse (University of Delaware, Revenue)	5.00	5/1/21	12,230,000	[b,d]	13,653,910
District of Columbia—.7%
District of Columbia, Revenue
(Friendship Public Charter School, Inc. Issue)	5.00	6/1/32	3,500,000		3,683,995
District of Columbia, Revenue
(Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/33	1,100,000		1,266,309
District of Columbia, Revenue
(Knowledge is Power Program, District of Columbia Issue)	6.00	7/1/43	1,700,000		1,944,613

88

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
District of Columbia (continued)
District of Columbia, Revenue (Knowledge is Power Program,
District of Columbia Issue)	6.00	7/1/48	1,450,000		1,648,142
Florida—3.3%
Brevard County Health Facilities Authority, Health Facilities
Revenue (Health First, Inc. Project) (Prerefunded)	7.00	4/1/19	1,675,000	[a]	2,022,278
Collier County Health Facilities Authority,
Residential Care Facility Revenue (The Moorings Inc.)	5.00	5/1/45	2,500,000		2,718,525
Florida Municipal Power Agency,
All-Requirements Power Supply Project Revenue	6.25	10/1/31	1,000,000		1,167,330
Higher Educational Facilities Financing Authority,
Revenue (The University of Tampa Project)	5.25	4/1/42	1,100,000		1,182,808
Hillsborough County Aviation Authority, Subordinated
Revenue (Tampa International Airport)	5.00	10/1/44	6,000,000		6,611,520
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/30	750,000		849,150
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/41	1,200,000		1,372,512
Miami-Dade County, Seaport Revenue	5.50	10/1/42	14,145,000		16,228,559
Miami-Dade County Educational Facilities Authority,
Revenue (University of Miami Issue) (Insured;
Berkshire Hathaway Assurance Corporation)	5.50	4/1/38	600,000		615,738
Miami-Dade County Expressway Authority, Toll System Revenue	5.00	7/1/40	1,050,000		1,147,199
Orange County Industrial Development Authority,
IDR (VitAG Florida LLC Project)	8.00	7/1/36	2,500,000	[b]	2,522,525
Sarasota County Public Hospital District, HR
(Sarasota Memorial Hospital Project)	5.63	7/1/39	2,000,000		2,222,380
Georgia—.3%
Atlanta Development Authority, Senior Lien Revenue
(New Downtown Atlanta Stadium Project)	5.25	7/1/40	1,000,000		1,147,180
Atlanta Development Authority, Senior Lien Revenue
(New Downtown Atlanta Stadium Project)	5.25	7/1/44	1,500,000		1,714,050
Burke County Development Authority, PCR
(Oglethorpe Power Corporation Vogtle Project)	7.00	1/1/23	1,000,000		1,128,090
Hawaii—3.5%
Hawaii Department of Budget and Finance, Special Purpose
Revenue (Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	6,000,000		6,836,460
Hawaii Department of Budget and Finance,
Special Purpose Revenue (The Queen’s Health Systems)	5.00	7/1/35	7,000,000		7,935,410
Hawaii Department of Budget and Finance,
Special Purpose Senior Living Revenue (Kahala Nui)	5.13	11/15/32	1,000,000		1,072,680
Hawaii Department of Budget and Finance,
Special Purpose Senior Living Revenue (Kahala Nui)	5.25	11/15/37	1,000,000		1,077,200
JPMorgan Chase Putters/Drivers Trust (Series 4007)
Non-recourse (Hawaii, GO)	5.00	12/1/19	20,000,000	[b,d]	23,812,105
Idaho—.4%
Idaho Health Facilities Authority, Revenue
(Trinity Health Credit Group)	5.00	12/1/32	3,900,000		4,401,189

The Funds 89

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois—7.5%
Chicago, Customer Facility Charge Senior Lien Revenue
(Chicago O’Hare International Airport)
(Insured; Assured Guaranty Municial Corp.)	5.50	1/1/43	4,000,000	4,461,240
Chicago, General Airport Third Lien Revenue
(Chicago O’Hare International Airport)	5.75	1/1/39	2,500,000	2,876,275
Chicago, General Airport Third Lien Revenue
(Chicago O’Hare International Airport)	6.50	1/1/41	5,000,000	5,992,600
Chicago, GO	5.50	1/1/42	1,750,000	1,591,835
Chicago, GO	5.50	1/1/42	1,250,000	1,137,025
Chicago, GO	7.75	1/1/42	5,000,000	4,808,650
Chicago, GO (Project and Refunding Series)	5.00	1/1/35	5,000,000	4,349,400
Chicago, GO (Project and Refunding Series)	5.50	1/1/40	5,000,000	4,568,650
Chicago Board of Education, Unlimited Tax GO
(Dedicated Alternate Revenues)	5.25	12/1/39	18,500,000	15,536,670
Illinois, GO	5.50	7/1/33	2,500,000	2,694,125
Illinois, GO	5.50	7/1/38	2,500,000	2,656,550
Illinois, GO	5.00	2/1/39	5,000,000	4,986,100
Illinois Finance Authority, Revenue (Benedictine University Project)	6.25	10/1/33	2,760,000	3,118,772
Illinois Finance Authority, Revenue (Franciscan Communities, Inc.)	5.25	5/15/47	4,250,000	4,349,662
Illinois Finance Authority, Revenue
(Lutheran Home and Services Obligated Group)	5.63	5/15/42	3,000,000	3,152,070
Illinois Finance Authority, Revenue
(Rehabilitation Institute of Chicago)	5.50	7/1/28	1,560,000	1,806,792
Illinois Finance Authority, Revenue
(Rehabilitation Institute of Chicago)	6.50	7/1/34	2,140,000	2,396,993
Illinois Finance Authority, Revenue
(Rehabilitation Institute of Chicago)	6.00	7/1/43	5,000,000	5,881,500
Illinois Finance Authority, Revenue
(Rush University Medical Center Obligated Group)	5.00	11/15/39	4,000,000	4,377,840
Illinois Finance Authority, Revenue
(Silver Cross Hospital and Medical Centers)	5.00	8/15/44	5,000,000	5,358,400
Illinois Finance Authority,
Revenue (The Art Institute of Chicago)	6.00	3/1/38	1,000,000	1,115,310
Indiana—1.5%
Gary/Chicago International Airport Authority,
Airport Development Zone Revenue	5.00	2/1/39	500,000	505,800
Indiana Finance Authority,
Lease Appropriaton Revenue (Stadium Project)	5.25	2/1/33	5,000,000	5,791,250
Indiana Finance Authority,
Lease Appropriaton Revenue (Stadium Project)	5.25	2/1/35	5,000,000	5,718,650
Indiana Finance Authority,
Lease Appropriaton Revenue (Stadium Project)	5.25	2/1/37	2,500,000	2,843,625
Indiana Finance Authority, Private Activity
Revenue (I-69 Section 5 Project)	5.25	9/1/40	2,000,000	2,125,980

90

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Kentucky—.4%
Kentucky Property and Buildings Commission,
Revenue (Project Number 90)	5.38	11/1/23	1,500,000		1,695,900
Kentucky Public Transportation Infrastructure Authority,
First Tier Toll Revenue (Downtown Crossing Project)	5.75	7/1/49	3,000,000		3,361,140
Louisiana—2.3%
Jefferson Parish Hospital Service District Number 2,
HR (East Jefferson General Hospital)	6.25	7/1/31	5,000,000		5,730,900
Louisiana, Gasoline and Fuels Tax First Lien Revenue	4.50	5/1/39	2,400,000		2,589,168
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue (Insured; Assured Guaranty Corp.)	6.13	6/1/25	5,000,000		5,655,250
Louisiana Local Government Environmental Facilities and
Community Development Authority, Revenue (Louisiana
Community and Technical College System Act 360 Project)	5.00	10/1/37	4,000,000		4,446,840
Louisiana Local Government Environmental Facilities and
Community Development Authority, Revenue (Louisiana
Community and Technical College System Act 360 Project)	5.00	10/1/39	2,000,000		2,208,720
Louisiana Public Facilities Authority, Revenue
(CHRISTUS Health Obligated Group)	6.00	7/1/29	1,000,000		1,145,670
New Orleans, Sewerage Service Revenue	5.00	6/1/44	2,000,000		2,183,340
New Orleans, Water Revenue	5.00	12/1/34	500,000		554,630
New Orleans Aviation Board, Revenue
(Insured; Assured Guaranty Corp.)	6.00	1/1/23	2,000,000		2,276,100
Maine—.8%
Maine Health and Higher Educational Facilities Authority,
Revenue (MaineGeneral Medical Center Issue)	6.00	7/1/26	825,000		924,610
Maine Health and Higher Educational Facilities Authority,
Revenue (MaineGeneral Medical Center Issue)	6.75	7/1/41	2,725,000		3,091,567
Maine Health and Higher Educational Facilities Authority,
Revenue (MaineGeneral Medical Center Issue)	7.00	7/1/41	4,240,000		4,869,513
Maryland—3.3%
Maryland, GO (State and Local Facilities Loan)	4.00	3/15/25	27,810,000		30,466,967
Maryland Economic Development Corporation, EDR (Terminal Project)	5.75	6/1/35	3,500,000		3,745,140
Maryland Economic Development Corporation, Port Facilities
Revenue (CNX Marine Terminals Inc. Port of Baltimore Facility)	5.75	9/1/25	1,000,000		1,019,670
Maryland Health and Higher Educational Facilities Authority,
Revenue (Anne Arundel Health System Issue) (Prerefunded)	6.75	7/1/19	2,000,000	[a]	2,426,760
Maryland Health and Higher Educational Facilities Authority,
Revenue (University of Maryland Medical System Issue)	5.13	7/1/39	250,000		269,467
Massachusetts—5.0%
JPMorgan Chase Putters/Drivers Trust (Series 3896)
Non-recourse (Massachusetts, GO (Consolidated Loan))	5.00	4/1/19	15,000,000	[b,d]	17,764,987
JPMorgan Chase Putters/Drivers Trust (Series 4357)
Non-recourse (Massachusetts School Building Authority,
Senior Dedicated Sales Tax Revenue)	5.00	8/15/20	10,000,000	[b,d]	11,710,788

The Funds 91

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts (continued)
Massachusetts, GO (Consolidated Loan)	5.00	11/1/24	5,350,000		6,383,674
Massachusetts Development Finance Agency, HR
(Cape Cod Healthcare Obligated Group Issue)	5.25	11/15/41	4,370,000		4,912,798
Massachusetts Development Finance Agency,
Revenue (Boston Medical Center Issue) (Green Bonds)	5.00	7/1/44	5,000,000		5,317,150
Massachusetts Development Finance Agency, Revenue
(SABIS International Charter School Issue)	5.00	4/15/40	1,500,000		1,565,865
Massachusetts Development Finance Agency,
Revenue (Simmons College Issue)	5.00	10/1/36	2,115,000		2,272,652
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	7.25	1/1/32	3,090,000		3,713,222
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	6.75	1/1/36	1,165,000		1,364,681
Massachusetts Development Finance Agency,
Revenue (Tufts Medical Center Issue)	6.88	1/1/41	1,000,000		1,175,870
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	8.00	10/1/15	1,180,000	[a]	1,187,776
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	205,000	[a]	245,701
Massachusetts Health and Educational Facilities Authority,
Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	295,000	[a]	353,569
Massachusetts Water Pollution Abatement Trust,
Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	50,000		50,221
Michigan—2.5%
Detroit, Water Supply System Second Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/22	950,000		971,973
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/33	6,760,000		7,608,583
Michigan Building Authority, Revenue (Facilities Program)	5.38	10/15/41	3,000,000		3,431,700
Michigan Finance Authority, HR (Beaumont Health Credit Group)	5.00	8/1/32	2,500,000		2,755,825
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/38	6,475,000		7,127,680
Michigan Finance Authority, Local Government Loan Program
Revenue (School District of the City of Detroit State
Qualified Unlimited Tax GO Local Project Bonds)	5.00	5/1/25	1,250,000		1,467,588
Michigan Finance Authority, Revenue
(School District of the City of Detroit)	5.00	6/1/19	1,000,000		1,086,740
Michigan Finance Authority, Revenue
(School District of the City of Detroit)	5.00	6/1/20	500,000		550,495
Wayne County Airport Authority, Airport Revenue
(Detroit Metropolitan Wayne County Airport)	5.00	12/1/21	700,000		811,545
Wayne County Airport Authority, Airport Revenue
(Detroit Metropolitan Wayne County Airport)
(Insured; Build America Mutual Assurance Company)	5.00	12/1/39	1,600,000		1,792,192
Wayne County Airport Authority, Airport Revenue
(Detroit Metropolitan Wayne County Airport)
(Insured; Build America Mutual Assurance Company)	5.00	12/1/44	850,000		937,950

92

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Minnesota—2.8%
JPMorgan Chase Putters/Drivers Trust (Series 3844)
Non-recourse (Minnesota, GO (Various Purpose))	5.00	8/1/18	17,125,000	[b,d]	19,927,468
JPMorgan Chase Putters/Drivers Trust (Series 3845)
Non-recourse (Minnesota, GO (Various Purpose))	5.00	8/1/18	10,000,000	[b,d]	11,719,700
Minneapolis, Health Care System Revenue
(Fairview Health Services) (Prerefunded)	6.63	11/15/18	1,000,000	[a]	1,166,040
Mississippi—.3%
Mississippi Development Bank, Special Obligation Revenue
(Jackson, Water and Sewer System Revenue Bond Project)
(Insured; Assured Guaranty Municipal Corp.)	6.88	12/1/40	1,625,000		2,074,898
Warren County, Gulf Opportunity Zone Revenue
(International Paper Company Projects)	5.80	5/1/34	1,500,000		1,669,815
Nevada—1.0%
Clark County, Airport System
Revenue (Build America Bonds)	6.88	7/1/42	10,000,000		11,356,100
New Hampshire—1.0%
New Hampshire Business Finance Authority, PCR
(Public Service Company of New Hampshire Project)
(Insured; National Public Finance Guarantee Corp.)	0.16	5/1/21	12,250,000	[e]	11,790,625
New Jersey—3.9%
New Jersey, COP (Equipment Lease Purchase Agreement)	5.25	6/15/28	1,000,000		1,043,840
New Jersey Economic Development Authority,
Cigarette Tax Revenue	5.00	6/15/26	2,500,000		2,669,075
New Jersey Economic Development Authority, Private Activity
Revenue (The Goethals Bridge Replacement Project)	5.13	1/1/34	5,325,000		5,824,645
New Jersey Economic Development Authority, Private Activity
Revenue (The Goethals Bridge Replacement Project)	5.38	1/1/43	5,500,000		5,910,465
New Jersey Economic Development Authority,
School Facilities Construction Revenue	5.00	3/1/26	7,000,000		7,282,660
New Jersey Economic Development Authority,
School Facilities Construction Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/29	13,000,000		13,974,480
New Jersey Educational Facilities Authority, Revenue (Kean
University Issue) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/1/39	2,000,000		1,993,820
New Jersey Educational Facilities Authority, Revenue (University
of Medicine and Dentistry of New Jersey Issue) (Prerefunded)	7.50	6/1/19	2,000,000	[a]	2,465,460
New Jersey Health Care Facilities Financing Authority, Revenue
(Saint Peter’s University Hospital Obligated Group Issue)	6.25	7/1/35	1,500,000		1,616,520
New Jersey Transportation Trust Fund Authority
(Transportation System)	0.00	12/15/29	5,000,000	[c]	2,285,350
New York—11.7%
Brooklyn Arena Local Development Corporation,
PILOT Revenue (Barclays Center Project)	6.00	7/15/30	9,500,000		10,837,030
Brooklyn Arena Local Development Corporation,
PILOT Revenue (Barclays Center Project)	6.25	7/15/40	6,000,000		6,889,980

The Funds 93

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
Brooklyn Arena Local Development Corporation,
PILOT Revenue (Barclays Center Project)	6.38	7/15/43	4,000,000		4,638,960
Build New York City Resource Corporation,
SWDR (Pratt Paper (NY), Inc. Project)	5.00	1/1/35	1,000,000	[b]	1,063,570
Hudson Yards Infrastructure Corporation,
Hudson Yards Senior Revenue	5.75	2/15/47	5,000,000		5,702,700
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	665,000		780,092
Metropolitan Transportation Authority, Transportation
Revenue (Insured; Assured Guaranty Municipal Corp.)	0.39	11/1/22	11,475,000	[e]	11,188,125
New York City, GO	6.00	10/15/23	365,000		421,564
New York City, GO	5.00	8/1/32	7,000,000		8,023,400
New York City, GO (Prerefunded)	6.00	10/15/18	135,000	[a]	156,499
New York City Industrial Development Agency, PILOT Revenue (Queens
Baseball Stadium Project) (Insured; Assured Guaranty Corp.)	6.50	1/1/46	325,000		372,262
New York City Industrial Development Agency, PILOT Revenue
(Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,300,000		1,532,856
New York City Industrial Development Agency, PILOT Revenue
(Yankee Stadium Project) (Insured; FGIC)	0.91	3/1/20	5,000,000	[e]	4,764,800
New York City Municipal Water Finance Authority, Water and Sewer
System Revenue (Citigroup Series RR II R-11931) Recourse	5.75	12/15/16	9,000,000	[b,d]	10,090,890
New York City Municipal Water Finance Authority, Water and Sewer
System Revenue (Citigroup Series RR II R-11931-1) Recourse	5.75	12/15/16	5,090,000	[b,d]	5,706,947
New York City Municipal Water Finance Authority, Water and
Sewer System Second General Resolution Revenue	5.00	6/15/34	10,000,000		11,458,000
New York Liberty Development Corporation,
Liberty Revenue (4 World Trade Center Project)	5.75	11/15/51	5,000,000		5,773,000
New York Liberty Development Corporation,
Liberty Revenue (7 World Trade Center Project)	5.00	3/15/44	2,000,000		2,161,820
New York Liberty Development Corporation,
Revenue (3 World Trade Center Project)	5.00	11/15/44	10,000,000	[b]	10,050,600
New York State Dormitory Authority, Revenue (Pace University)	5.00	5/1/38	500,000		525,190
New York State Dormitory Authority,
State Personal Income Tax Revenue (Education)	5.75	3/15/36	1,000,000		1,146,680
New York State Energy Research and Development Authority, PCR
(New York State Electric and Gas Corporation Project)
(Insured; National Public Finance Guarantee Corp.)	0.55	4/1/34	17,410,000	[e]	16,626,550
Port Authority of New York and New Jersey, Special Project
Revenue (JFK International Air Terminal LLC Project)	6.00	12/1/42	5,000,000		5,825,000
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	0.00	11/15/27	2,000,000	[c]	1,383,220
Triborough Bridge and Tunnel Authority,
General Revenue (MTA Bridges and Tunnels)	0.00	11/15/28	4,715,000	[c]	3,122,132
Triborough Bridge and Tunnel Authority,
Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/31	5,000,000	[c]	2,801,550
Triborough Bridge and Tunnel Authority,
Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/32	3,000,000	[c]	1,596,450

94

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
North Carolina—1.1%
North Carolina Eastern Municipal Power Agency,
Power System Revenue (Insured; Assured
Guaranty Corp.) (Escrowed to Maturity)	6.00	1/1/19	175,000		191,487
North Carolina Eastern Municipal Power Agency,
Power System Revenue (Prerefunded)	5.00	1/1/19	11,420,000	[a]	12,899,689
Ohio—1.2%
Montgomery County, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,115,000		1,263,507
Ohio, Private Activity Revenue (Portsmouth Gateway
Group, LLC—Borrower) (Portsmouth Bypass Project)	5.00	12/31/39	1,200,000		1,286,616
Ohio, Private Activity Revenue (Portsmouth Gateway
Group, LLC—Borrower) (Portsmouth Bypass Project)	5.00	6/30/53	3,490,000		3,658,323
Ohio, Private Activity Revenue (Portsmouth Gateway
Group, LLC—Borrower) (Portsmouth Bypass Project)
(Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/35	3,000,000		3,262,110
Ohio, Private Activity Revenue (Portsmouth Gateway
Group, LLC—Borrower) (Portsmouth Bypass Project)
(Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/39	2,000,000		2,176,440
Ohio Turnpike and Infrastructure Commission,
Turnpike Junior Lien Revenue (Infrastructure Projects)	0/5.70	2/15/34	3,000,000	[f]	2,536,800
Oregon—.2%
Oregon Health and Science University, Revenue	5.75	7/1/39	2,000,000		2,290,520
Pennsylvania—1.7%
Pennsylvania Economic Development Financing Authority,
Private Activity Revenue (The Pennsylvania
Rapid Bridge Replacement Project)	5.00	6/30/42	3,000,000		3,143,070
Pennsylvania Economic Development Financing Authority,
Water Facilities Revenue (Aqua Pennsylvania, Inc. Project)	5.00	12/1/43	4,425,000		4,980,116
Pennsylvania Higher Educational Facilities Authority, Revenue
(The Foundation for Indiana University of Pennsylvania Student
Housing Project at Indiana University of Pennsylvania)	5.00	7/1/32	1,000,000		1,075,930
Pennsylvania Higher Educational Facilities Authority,
Revenue (University of Pennsylvania Health System)	5.75	8/15/41	2,550,000		2,984,367
Philadelphia, GO	5.25	7/15/27	5,350,000		6,244,895
Pocono Mountains Industrial Park Authority, HR
(Saint Luke’s Hospital—Monroe Project)	5.00	8/15/40	1,595,000		1,737,210
Rhode Island—.7%
Rhode Island Health and Educational Building Corporation,
Higher Education Facility Revenue (Providence College Issue)	5.00	11/1/45	7,425,000		8,137,355
Texas—17.0%
Austin, Water and Wastewater System Revenue	5.00	11/15/39	13,555,000		15,362,424
Central Texas Regional Mobility Authority,
Senior Lien Revenue	6.00	1/1/41	5,000,000		5,719,400
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.50	8/15/31	1,250,000		1,379,936
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.00	8/15/32	2,745,000		2,935,832

The Funds 95

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	6.00	8/15/33	1,500,000		1,779,720
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.75	8/15/41	1,000,000		1,116,700
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	5.00	8/15/42	2,750,000		2,901,855
Clifton Higher Education Finance Corporation,
Education Revenue (IDEA Public Schools)	6.00	8/15/43	2,770,000		3,282,311
Clifton Higher Education Finance Corporation,
Education Revenue (Uplift Education)	5.00	12/1/45	3,855,000		3,967,373
Clint Independent School District, Unlimited Tax School Building
Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/39	2,000,000		2,291,960
Clint Independent School District, Unlimited Tax School Building
Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/45	5,000,000		5,679,850
Dallas and Fort Worth, Joint Improvement Revenue
(Dallas/Fort Worth International Airport)	5.00	11/1/32	7,500,000		8,175,225
Forney Independent School District, Unlimited Tax School
Building Bonds (Permanent School Fund
Guarantee Program) (Prerefunded)	5.75	8/15/18	1,000,000	[a]	1,141,390
Grand Parkway Transportation Corporation,
Grand Parkway System First Tier Toll Revenue	5.50	4/1/53	4,500,000		4,955,940
Grand Parkway Transportation Corporation,
Grand Parkway System Subordinate Tier Toll
Revenue (Toll Equity Loan Agreement Supported)	0/5.20	10/1/31	2,000,000	[f]	1,591,020
Grand Parkway Transportation Corporation,
Grand Parkway System Subordinate Tier Toll
Revenue (Toll Equity Loan Agreement Supported)	0/5.40	10/1/33	2,500,000	[f]	1,981,100
Grand Parkway Transportation Corporation,
Grand Parkway System Subordinate Tier Toll
Revenue (Toll Equity Loan Agreement Supported)	0/5.45	10/1/34	2,235,000	[f]	1,766,119
Harris County Health Facilities Development Corporation, HR
(Memorial Hermann Healthcare System) (Prerefunded)	7.00	12/1/18	1,000,000	[a]	1,192,550
Houston, Airport System Subordinate Lien Revenue	5.00	7/1/32	500,000		545,210
Houston, Airport System Subordinate Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	0.32	7/1/30	3,650,000	[e]	3,394,500
Houston, Airport System Subordinate Lien Revenue
(Insured; Assured Guaranty Municipal Corp.)	0.40	7/1/30	10,650,000	[e]	9,904,500
Houston Higher Education Finance Corporation,
Education Revenue (Cosmos Foundation, Inc.)	6.50	5/15/31	1,270,000		1,508,315
Houston Higher Education Finance Corporation,
Education Revenue (Cosmos Foundation, Inc.) (Prerefunded)	6.50	5/15/21	1,530,000	[a]	1,934,823
Houston Higher Education Finance Corporation,
Higher Education Revenue (Cosmos Foundation, Inc.)	5.88	5/15/21	725,000		815,422
Houston Higher Education Finance Corporation, Higher Education
Revenue (Cosmos Foundation, Inc.) (Prerefunded)	6.88	5/15/21	4,400,000	[a]	5,653,736

96

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Lower Colorado River Authority, Transmission Contract
Revenue (Lower Colorado River Authority
Transmission Services Corporation Project)	5.00	5/15/40	4,750,000		5,269,887
Lower Colorado River Authority, Transmission Contract
Revenue (Lower Colorado River Authority
Transmission Services Corporation Project)	5.00	5/15/45	5,000,000		5,504,300
New Hope Cultural Education Facilities Finance Corporation,
Student Housing Revenue (National Campus and
Community Development Corporation—College Station
Properties LLC—Texas A&M University Project)	5.00	7/1/47	6,500,000		6,631,430
North Texas Education Finance Corporation,
Education Revenue (Uplift Education)	4.88	12/1/32	1,630,000		1,692,983
North Texas Tollway Authority, First Tier System Revenue	6.00	1/1/38	7,000,000		8,139,950
North Texas Tollway Authority, Special Projects System Revenue	5.50	9/1/41	20,000,000		23,343,200
Texas Private Activity Bond Surface Transportation
Corporation, Senior Lien Revenue (LBJ Infrastructure
Group LLC IH-635 Managed Lanes Project)	7.00	6/30/40	7,500,000		8,940,525
Texas Private Activity Bond Surface Transportation
Corporation, Senior Lien Revenue (North Tarrant Express
Mobility Partners Segments 3 LLC Segments 3A and 3B Facility)	7.00	12/31/38	10,000,000		12,445,200
Texas Private Activity Bond Surface Transportation Corporation,
Senior Lien Revenue (North Tarrant Express Mobility
Partners Segments 3 LLC Segments 3A and 3B Facility)	6.75	6/30/43	5,000,000		6,076,700
Texas Private Activity Bond Surface Transportation Corporation,
Senior Lien Revenue (NTE Mobility Partners LLC
North Tarrant Express Managed Lanes Project)	7.50	12/31/31	2,500,000		2,990,900
Texas Transportation Commission,
Central Texas Turnpike System First Tier Revenue	5.00	8/15/37	15,950,000		17,620,603
Texas Transportation Commission,
Central Texas Turnpike System First Tier Revenue	5.00	8/15/41	6,000,000		6,512,700
Vermont—.1%
Burlington, Airport Revenue
(Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/30	1,000,000		1,109,070
Virginia—1.4%
Chesapeake, Transportation System Senior Toll Road Revenue	0/4.88	7/15/40	2,000,000	[f]	1,426,700
Virginia Small Business Financing Authority,
Senior Lien Revenue (95 Express Lanes LLC Project)	5.00	1/1/40	7,510,000		7,850,879
Virginia Small Business Financing Authority, Senior Lien
Revenue (Elizabeth River Crossing Opco, LLC Project)	5.25	1/1/32	4,000,000		4,358,520
Virginia Small Business Financing Authority, Senior Lien
Revenue (Elizabeth River Crossing Opco, LLC Project)	6.00	1/1/37	2,000,000		2,289,680
Wisconsin—.5%
Oneida Tribe of Indians, Retail Sales Revenue	6.50	2/1/31	1,325,000	[b]	1,528,547
Wisconsin, General Fund Annual Appropriation Bonds	5.38	5/1/25	1,000,000		1,138,090

The Funds 97

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Wisconsin (continued)
Wisconsin, General Fund Annual Appropriation Bonds	5.75	5/1/33	1,500,000		1,722,930
Wisconsin, General Fund Annual Appropriation Bonds	6.00	5/1/33	1,000,000		1,158,660
U.S. Related—4.4%
A.B. Won International Airport Authority of Guam, General Revenue	6.25	10/1/34	1,000,000		1,163,060
A.B. Won International Airport Authority of Guam, General Revenue	6.38	10/1/43	1,000,000		1,170,150
A.B. Won International Airport Authority of Guam, General
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	10/1/34	2,000,000		2,329,420
A.B. Won International Airport Authority of Guam, General
Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	10/1/43	2,000,000		2,323,980
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	2,500,000		2,933,300
Guam, Hotel Occupancy Tax Revenue	6.13	11/1/31	5,000,000		5,865,350
Guam, Hotel Occupancy Tax Revenue	6.50	11/1/40	2,000,000		2,356,480
Guam Government Department of Education,
COP (John F. Kennedy High School Project)	6.63	12/1/30	1,000,000		1,089,240
Puerto Rico Commonwealth, GO	8.00	7/1/35	5,000,000		3,638,800
Puerto Rico Electric Power Authority, Power Revenue	5.00	7/1/21	500,000		465,305
Puerto Rico Electric Power Authority, Power Revenue	5.00	7/1/22	2,000,000		1,173,280
Puerto Rico Electric Power Authority, Power Revenue	6.75	7/1/36	10,000,000		5,836,300
Puerto Rico Electric Power Authority, Power Revenue
(Insured; National Public Finance Guarantee Corp.)	5.00	7/1/17	750,000		750,240
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue	5.00	8/1/22	4,585,000		3,109,639
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.75	8/1/32	15,000,000	[f]	5,850,000
Puerto Rico Sales Tax Financing Corporation,
Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[f]	246,435
Virgin Islands Public Finance Authority, Revenue
(Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/29	2,250,000		2,453,895
Virgin Islands Public Finance Authority, Revenue
(Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/30	5,000,000		5,421,100
Virgin Islands Public Finance Authority, Revenue
(Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/34	1,500,000		1,605,000
Virgin Islands Public Finance Authority, Subordinated Revenue
(Virgin Islands Matching Fund Loan Note—Diageo Project)	6.75	10/1/37	1,250,000		1,410,488
Total Long-Term Municipal Investments
(cost $1,138,853,893)					1,202,454,582

Short-Term Municipal Investments—1.5%
California—.5%
Irvine Assessment District Number 03-19, Limited Obligation
Improvement Bonds (LOC: California State Teachers
Retirement System and U.S. Bank NA)	0.01	9/1/15	5,900,000	[g]	5,900,000
Colorado—.0%
Colorado Educational and Cultural Facilities Authority, Revenue
(National Jewish Federation Bond Program) (LOC; TD Bank)	0.01	9/1/15	500,000	[g]	500,000

98

BNY Mellon Municipal Opportunities Fund (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Iowa—.2%
Iowa Finance Authority, Health Facilities Revenue (Great River
Medical Center Project) (LOC; JPMorgan Chase Bank)	0.01	9/1/15	1,800,000	[g]	1,800,000
Kentucky—.5%
Louisville/Jefferson County Metro Government, Health System
Revenue (Norton Healthcare, Inc.) (LOC; JPMorgan Chase Bank)	0.01	9/1/15	5,500,000	[g]	5,500,000
Nebraska—.1%
Lancaster County Hospital Authority Number 1, HR, Refunding
(BryanLGH Medical Center) (LOC; U.S. Bank NA)	0.01	9/1/15	800,000	[g]	800,000
Vermont—.2%
Vermont Educational and Health Buildings Financing Agency,
Revenue (North Country Hospital Project) (LOC; TD Bank)	0.01	9/1/15	1,400,000	[g]	1,400,000
Vermont Educational and Health Buildings Financing Agency, Revenue
(Southwestern Vermont Medical Center Project) (LOC; TD Bank)	0.01	9/1/15	900,000	[g]	900,000
Washington—.0%
Washington Housing Finance Commission, Nonprofit Revenue
(Pioneer Human Services Projects) (LOC; U.S. Bank NA)	0.04	9/1/15	290,000	[g]	290,000
Total Short-Term Municipal Investments
(cost $17,090,000)					17,090,000
Total Investments (cost $1,155,943,893)			105.3%		1,219,544,582
Liabilities, Less Cash and Receivables			(5.3%)		(61,403,939)
Net Assets			100.0%		1,158,140,643

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2015, these securities were valued at $147,399,897 or 12.7% of net assets.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
[d] Collateral for floating rate borrowings.
e Variable rate security—interest rate subject to periodic change.
f Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
g Variable rate demand note—rate shown is the interest rate in effect at August 31, 2015. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Transportation Services	24.2	City	4.2
Education	19.9	Utility-Electric	3.2
Health Care	11.2	Prerefunded	2.7
Special Tax	8.8	Housing	.2
Utility-Water and Sewer	7.4	Resource Recovery	.2
Industrial	6.5	Pollution Control	.1
State/Territory	4.8	Other	7.4
Lease	4.5		105.3

†	Based on net assets.

The Funds 99

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Option Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

100

STATEMENT OF FINANCIAL FUTURES

August 31, 2015

				Unrealized
		Market Value		Appreciation
BNY Mellon Municipal		Covered by		(Depreciation)
Opportunities Fund	Contracts	Contracts ($)	Expiration	at 8/31/2015 ($)
Financial Futures Short
U.S. Treasury 5 Year Notes	900	(107,831,250)	September 2015	(562,500)
U.S. Treasury 10 Year Notes	2,200	(280,809,375)	September 2015	(1,863,281)
U.S. Treasury Ultra Long Bond	200	(31,950,000)	September 2015	582,187
Gross Unrealized Appreciation				582,187
Gross Unrealized Depreciation				(2,425,781)

See notes to financial statements.

The Funds 101

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2015

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Assets ($):
Investments in securities—
See Statement of Investments†	2,004,528,761	1,056,161,783	281,808,970	319,850,004
Cash	1,110,385	437,356	—	—
Cash on Initial Margin—Note 4	1,350,000	225,000	200,250	213,750
Interest receivable	24,155,760	8,717,562	3,826,217	3,175,201
Receivable for shares of Beneficial Interest subscribed	1,323,589	371,800	—	—
Receivable for investment securities sold	—	—	4,231,632	—
Receivable for futures variation margin—Note 4	156,797	35,156	23,203	24,609
Prepaid expenses	24,523	22,184	16,877	16,049
	2,032,649,815	1,065,970,841	290,107,149	323,279,613
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	661,208	350,021	134,119	111,987
Due to Administrator—Note 3(a)	213,329	108,722	30,024	33,731
Cash overdraft due to Custodian	—	—	383,832	172,596
Payable for investment securities purchased	10,004,885	41,721,710	7,022,399	3,394,640
Payable for shares of Beneficial Interest redeemed	786,880	4,017,237	194,103	238,456
Accrued expenses	92,020	74,978	54,845	61,790
	11,758,322	46,272,668	7,819,322	4,013,200
Net Assets ($)	2,020,891,493	1,019,698,173	282,287,827	319,266,413
Composition of Net Assets ($):
Paid—in capital	1,941,181,834	1,018,233,252	274,443,415	308,934,767
Accumulated net realized gain (loss) on investments	3,067,514	294,055	789,340	(1,045,172)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($485,117) depreciation on
financial futures for BNY Mellon National Intermediate
Municipal Bond Fund, ($156,250) depreciation on
financial futures for BNY Mellon National Short-Term
Municipal Bond Fund, ($71,484) depreciation on
financial futures for BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund and ($75,000)
depreciation on financial futures for BNY Mellon
Massachusetts Intermediate Municipal Bond Fund]	76,642,145	1,170,866	7,055,072	11,376,818
Net Assets ($)	2,020,891,493	1,019,698,173	282,287,827	319,266,413
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,970,692,874	1,007,532,283	276,729,342	310,634,564
Shares Outstanding	145,374,907	78,522,885	22,485,381	24,398,769
Net Asset Value Per Share ($)	13.56	12.83	12.31	12.73
Investor Shares
Net Assets ($)	50,198,619	12,165,890	5,558,485	8,631,849
Shares Outstanding	3,707,079	948,751	452,117	678,138
Net Asset Value Per Share ($)	13.54	12.82	12.29	12.73
† Investments at cost ($)	1,927,401,499	1,054,834,667	274,682,414	308,398,186

See notes to financial statements.

102

	BNY Mellon	BNY Mellon
	New York Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Assets ($):
Investments in securities—See Statement of Investments†	186,253,312	1,219,544,582
Cash on Initial Margin—Note 4	125,550	4,600,000
Interest receivable	1,973,406	12,689,766
Receivable for shares of Beneficial Interest subscribed	20,000	—
Receivable for investment securites sold	—	5,644,800
Receivable for futures variation margin—Note 4	14,484	554,687
Prepaid expenses	19,198	24,192
Other assets	—	164,038
	188,405,950	1,243,222,065
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	73,628	538,116
Due to Administrator—Note 3(a)	19,562	122,514
Cash overdraft due to Custodian	364,739	1,760,629
Payable for floating rate notes issued—Note 4	—	69,540,000
Payable for investment securities purchased	3,048,540	12,398,870
Payable for shares of Beneficial Interest redeemed	7,554	510,250
Interest and expense payable related to floating rate notes issued—Note 4	—	121,984
Accrued expenses	59,822	89,059
	3,573,845	85,081,422
Net Assets ($)	184,832,105	1,158,140,643
Composition of Net Assets ($):
Paid—in capital	177,471,329	1,132,238,706
Accumulated net realized gain (loss) on investments	560,632	(35,855,158)
Accumulated net unrealized appreciation (depreciation) on investments
[including ($44,297) depreciation on financial futures for BNY Mellon
New York Intermediate Tax-Exempt Bond Fund and ($1,843,594) net depreciation
on financial futures for BNY Mellon Municipal Opportunities Fund)	6,800,144	61,757,095
Net Assets ($)	184,832,105	1,158,140,643
Net Asset Value Per Share
Class M Shares
Net Assets ($)	169,336,721	1,141,308,612
Shares Outstanding	15,068,605	87,884,525
Net Asset Value Per Share ($)	11.24	12.99
Investor Shares
Net Assets ($)	15,495,384	16,832,031
Shares Outstanding	1,378,052	1,295,820
Net Asset Value Per Share ($)	11.24	12.99
† Investments at cost ($)	179,408,871	1,155,943,893
See notes to financial statements.

The Funds 103

STATEMENT OF OPERATIONS

Year Ended August 31, 2015

	BNY Mellon	BNY Mellon	BNY Mellon	BNY Mellon
	National	National	Pennsylvania	Massachusetts
	Intermediate	Short-Term	Intermediate	Intermediate
	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund	Municipal Bond Fund
Investment Income ($):
Interest Income	63,326,492	15,157,293	10,003,277	10,078,540
Expenses:
Investment advisory fee—Note 3(a)	6,939,049	3,998,539	1,500,862	1,125,565
Administration fee—Note 3(a)	2,444,444	1,408,485	370,084	396,500
Shareholder servicing costs—Note 3(b)	118,794	26,160	11,076	25,322
Trustees’ fees and expenses—Note 3(c)	118,161	69,085	18,053	19,197
Custodian fees—Note 3(b)	98,123	81,156	22,185	26,719
Professional fees	78,700	55,062	44,364	48,290
Registration fees	50,822	30,874	29,426	29,623
Loan commitment fees—Note 2	19,262	11,714	3,378	3,163
Prospectus and shareholders’ reports	14,744	8,251	6,200	6,720
Miscellaneous	108,170	75,170	39,893	53,506
Total Expenses	9,990,269	5,764,496	2,045,521	1,734,605
Less—reduction in fees due to earnings credits—Note 3(b)	(13)	(3)	(1)	(5)
Net Expenses	9,990,256	5,764,493	2,045,520	1,734,600
Investment Income—Net	53,336,236	9,392,800	7,957,757	8,343,940
Realized and Unrealized Gain (Loss)
on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,175,165	1,329,721	1,202,941	1,042,374
Net realized gain (loss) on financial futures	(2,300,166)	(818,803)	(503,478)	(420,274)
Net Realized Gain (Loss)	1,874,999	510,918	699,463	622,100
Net unrealized appreciation
(depreciation) on investments	(33,064,553)	(8,246,373)	(6,570,595)	(5,974,929)
Net unrealized appreciation
(depreciation) on financial futures	(243,331)	(73,039)	(18,944)	(31,053)
Net Unrealized Appreciation (Depreciation)	(33,307,884)	(8,319,412)	(6,589,539)	(6,005,982)
Net Realized and Unrealized
Gain (Loss) on Investments	(31,432,885)	(7,808,494)	(5,890,076)	(5,383,882)
Net Increase in Net Assets
Resulting from Operations	21,903,351	1,584,306	2,067,681	2,960,058

See notes to financial statements.

104

	BNY Mellon	BNY Mellon
	New York Intermediate	Municipal
	Tax-Exempt Bond Fund	Opportunities Fund
Investment Income ($):
Interest Income	6,102,395	47,878,348
Expenses:
Investment advisory fee—Note 3(a)	943,250	5,610,271
Administration fee—Note 3(a)	232,594	1,383,376
Interest and expense related to floating rate notes issued—Note 4	—	432,736
Shareholder servicing costs—Note 3(b)	41,523	36,354
Professional fees	40,069	55,806
Registration fees	30,160	49,068
Custodian fees—Note 3(b)	16,009	81,403
Trustees’ fees and expenses—Note 3(c)	13,149	73,304
Prospectus and shareholders’ reports	12,546	4,823
Loan commitment fees—Note 2	1,570	10,698
Miscellaneous	43,668	83,073
Total Expenses	1,374,538	7,820,912
Less—reduction in expenses due to undertaking—Note 3(a)	(219,047)	—
Less—reduction in fees due to earnings credits—Note 3(b)	(14)	(2)
Net Expenses	1,155,477	7,820,910
Investment Income—Net	4,946,918	40,057,438
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,295,423	5,785,745
Net realized gain (loss) on financial futures	(244,506)	(8,567,395)
Net realized gain (loss) on swap transactions	—	(700,000)
Net Realized Gain (Loss)	1,050,917	(3,481,650)
Net unrealized appreciation (depreciation) on investments	(3,651,533)	(15,331,568)
Net unrealized appreciation (depreciation) on financial futures	(18,788)	(663,494)
Net Unrealized Appreciation (Depreciation)	(3,670,321)	(15,995,062)
Net Realized and Unrealized Gain (Loss) on Investments	(2,619,404)	(19,476,712)
Net Increase in Net Assets Resulting from Operations	2,327,514	20,580,726

See notes to financial statements.

The Funds 105

STATEMENT OF CASH FLOWS

August 31, 2015

BNY Mellon Municipal Opportunities Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(607,317,764)
Proceeds from sales of portfolio securities	449,379,875
Financial futures transactions	(10,829,951)
Swap transactions	(700,000)
Net sales of short-term portfolio securities	18,815,000
Interest received	49,084,529
Operating expenses paid	(2,314,566)
Cash paid to The Dreyfus Corporation for investment advisory fee	(5,535,404)
Net Cash Used in Operating Activities		(109,418,281)
Cash Flows from Financing Activities ($):
Net Beneficial Interest transactions	132,620,421
Dividends paid	(23,472,458)
Increase in cash overdraft due to Custodian	270,318
Net Cash Provided by Financing Activities		109,418,281
Net change in cash		0
Cash at beginning of period		0
Cash at end of period		0
Reconciliation of Net Increase in Net Assets Resulting
from Operations to Net Cash Used by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		20,580,726
Adjustments to reconcile net Increase in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(607,317,764)
Proceeds from sales of portfolio securities		449,379,875
Financial futures transactions		(10,829,951)
Swap transactions		(700,000)
Net sales of short-term portfolio securities		18,815,000
Increase in interest receivable		(2,028,275)
Increase in accrued operating expenses		44,962
Increase in prepaid expenses		(836)
Increase in Due to The Dreyfus Corporation and affiliates		74,867
Increase in Due to Administrator		15,985
Increase in other assets		(164,038)
Decrease in interest and expense payable related to floating rate notes issued		(40)
Net realized loss on investments, financial futures and swap transactions		3,481,650
Net unrealized depreciation on investments and financial futures		15,995,062
Net amortization of premiums on investments		3,234,496
Net Cash Used by Operating Activities		(109,418,281)
Supplemental non-cash financing disclosure:
Reinvestment of dividends		15,460,268
See notes to financial statements.

106

STATEMENT OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate		BNY Mellon National Short-Term
	Municipal Bond Fund		Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2015	2014	2015	2014
Operations ($):
Investment income—net	53,336,236	51,248,153	9,392,800	9,640,931
Net realized gain (loss) on investments	1,874,999	249,500	510,918	1,009,290
Net unrealized appreciation (depreciation) on investments	(33,307,884)	71,416,225	(8,319,412)	6,335,360
Net Increase (Decrease) in Net Assets
Resulting from Operations	21,903,351	122,913,878	1,584,306	16,985,581
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(51,963,761)	(49,608,387)	(9,337,607)	(9,530,882)
Investor Shares	(1,153,287)	(1,025,498)	(60,889)	(41,223)
Net realized gain on investments:
Class M Shares	—	—	(1,377,549)	(652,036)
Investor Shares	—	—	(13,231)	(4,310)
Total Dividends	(53,117,048)	(50,633,885)	(10,789,276)	(10,228,451)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	481,442,530	437,503,341	410,479,458	741,808,917
Investor Shares	28,467,617	23,291,580	13,730,431	19,585,740
Dividends reinvested:
Class M Shares	8,189,444	7,426,245	2,899,027	2,760,306
Investor Shares	851,692	732,176	59,006	42,467
Cost of shares redeemed:
Class M Shares	(316,030,087)	(380,832,569)	(640,914,792)	(689,082,964)
Investor Shares	(20,433,136)	(20,664,727)	(11,232,353)	(14,456,070)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	182,488,060	67,456,046	(224,979,223)	60,658,396
Total Increase (Decrease) in Net Assets	151,274,363	139,736,039	(234,184,193)	67,415,526
Net Assets ($):
Beginning of Period	1,869,617,130	1,729,881,091	1,253,882,366	1,186,466,840
End of Period	2,020,891,493	1,869,617,130	1,019,698,173 1,253,882,366
Undistributed investment income—net	—	278,344	—	49,051
Capital Share Transactions (Shares):
Class M Shares
Shares sold	35,131,407	32,377,766	31,855,274	57,416,501
Shares issued for dividends reinvested	598,235	548,028	225,049	213,664
Shares redeemed	(23,098,865)	(28,277,377)	(49,737,504)	(53,330,158)
Net Increase (Decrease) in Shares Outstanding	12,630,777	4,648,417	(17,657,181)	4,300,007
Investor Shares
Shares sold	2,084,275	1,725,631	1,066,739	1,518,674
Shares issued for dividends reinvested	62,291	54,089	4,585	3,289
Shares redeemed	(1,496,552)	(1,532,756)	(872,516)	(1,120,541)
Net Increase (Decrease) in Shares Outstanding	650,014	246,964	198,808	401,422

See notes to financial statements.

The Funds 107

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
		Year Ended August 31,
	2015	2014
Operations ($):
Investment income—net	7,957,757	9,594,029
Net realized gain (loss) on investments	699,463	2,607,662
Net unrealized appreciation (depreciation) on investments	(6,589,539)	8,097,053
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,067,681	20,298,744
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(7,886,437)	(9,422,346)
Investor Shares	(106,754)	(126,873)
Net realized gain on investments:
Class M Shares	—	(3,103,111)
Investor Shares	—	(47,276)
Total Dividends	(7,993,191)	(12,699,606)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	23,588,129	32,561,040
Investor Shares	3,120,757	3,270,052
Dividends reinvested:
Class M Shares	423,242	2,396,725
Investor Shares	89,206	132,551
Cost of shares redeemed:
Class M Shares	(48,119,626)	(93,213,074)
Investor Shares	(1,998,841)	(3,266,695)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(22,897,133)	(58,119,401)
Total Increase (Decrease) in Net Assets	(28,822,643)	(50,520,263)
Net Assets ($):
Beginning of Period	311,110,470	361,630,733
End of Period	282,287,827	311,110,470
Undistributed investment income—net	—	45,693
Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,882,110	2,629,222
Shares issued for dividends reinvested	33,882	195,253
Shares redeemed	(3,854,159)	(7,540,335)
Net Increase (Decrease) in Shares Outstanding	(1,938,167)	(4,715,860)
Investor Shares
Shares sold	252,607	263,866
Shares issued for dividends reinvested	7,152	10,730
Shares redeemed	(161,380)	(263,648)
Net Increase (Decrease) in Shares Outstanding	98,379	10,948

See notes to financial statements.

108

	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
		Year Ended August 31,
	2015	2014
Operations ($):
Investment income—net	8,343,940	8,773,170
Net realized gain (loss) on investments	622,100	(261,766)
Net unrealized appreciation (depreciation) on investments	(6,005,982)	10,082,261
Net Increase (Decrease) in Net Assets Resulting
from Operations	2,960,058	18,593,665
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(8,150,547)	(8,516,368)
Investor Shares	(237,738)	(236,628)
Net realized gain on investments:
Class M Shares	—	(1,993,315)
Investor Shares	—	(55,854)
Total Dividends	(8,388,285)	(10,802,165)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	48,257,231	55,897,319
Investor Shares	2,303,604	3,322,991
Dividends reinvested:
Class M Shares	1,710,751	2,884,754
Investor Shares	192,644	235,018
Cost of shares redeemed:
Class M Shares	(39,584,599)	(73,467,182)
Investor Shares	(3,607,945)	(2,142,654)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	9,271,686	(13,269,754)
Total Increase (Decrease) in Net Assets	3,843,459	(5,478,254)
Net Assets ($):
Beginning of Period	315,422,954	320,901,208
End of Period	319,266,413	315,422,954
Undistributed investment income—net	—	44,814
Capital Share Transactions (Shares):
Class M Shares
Shares sold	3,747,095	4,375,049
Shares issued for dividends reinvested	132,934	226,488
Shares redeemed	(3,078,996)	(5,767,654)
Net Increase (Decrease) in Shares Outstanding	801,033	(1,166,117)
Investor Shares
Shares sold	178,341	259,624
Shares issued for dividends reinvested	14,968	18,409
Shares redeemed	(280,762)	(166,882)
Net Increase (Decrease) in Shares Outstanding	(87,453)	111,151

See notes to financial statements.

The Funds 109

STATEMENT OF CHANGES IN NET ASSETS (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund
		Year Ended August 31,
	2015	2014
Operations ($):
Investment income—net	4,946,918	5,231,240
Net realized gain (loss) on investments	1,050,917	936,868
Net unrealized appreciation (depreciation) on investments	(3,670,321)	6,643,614
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,327,514	12,811,722
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(4,553,082)	(4,767,007)
Investor Shares	(391,095)	(424,326)
Net realized gain on investments:
Class M Shares	—	(2,663,858)
Investor Shares	—	(258,819)
Total Dividends	(4,944,177)	(8,114,010)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	19,769,952	24,239,748
Investor Shares	1,228,268	1,869,840
Dividends reinvested:
Class M Shares	473,206	1,870,192
Investor Shares	340,564	600,225
Cost of shares redeemed:
Class M Shares	(20,925,756)	(42,631,907)
Investor Shares	(2,272,496)	(4,398,201)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(1,386,262)	(18,450,103)
Total Increase (Decrease) in Net Assets	(4,002,925)	(13,752,391)
Net Assets ($):
Beginning of Period	188,835,030	202,587,421
End of Period	184,832,105	188,835,030
Undistributed investment income—net	—	26,601
Capital Share Transactions (Shares):
Class M Shares
Shares sold	1,743,593	2,159,114
Shares issued for dividends reinvested	41,716	168,661
Shares redeemed	(1,845,901)	(3,811,993)
Net Increase (Decrease) in Shares Outstanding	(60,592)	(1,484,218)
Investor Shares
Shares sold	107,734	166,975
Shares issued for dividends reinvested	30,002	53,755
Shares redeemed	(200,439)	(392,159)
Net Increase (Decrease) in Shares Outstanding	(62,703)	(171,429)

See notes to financial statements.

110

	BNY Mellon Municipal Opportunities Fund
		Year Ended August 31,
	2015	2014
Operations ($):
Investment income—net	40,057,438	36,102,258
Net realized gain (loss) on investments	(3,481,650)	(19,818,704)
Net unrealized appreciation (depreciation) on investments	(15,995,062)	95,469,561
Net Increase (Decrease) in Net Assets
Resulting from Operations	20,580,726	111,753,115
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(38,471,435)	(35,048,637)
Investor Shares	(461,291)	(121,615)
Net realized gain on investments:
Class M Shares	—	(18,547,570)
Investor Shares	—	(69,583)
Total Dividends	(38,932,726)	(53,787,405)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	228,887,395	290,851,089
Investor Shares	22,303,245	7,296,804
Dividends reinvested:
Class M Shares	15,192,762	21,766,382
Investor Shares	267,506	171,125
Cost of shares redeemed:
Class M Shares	(108,405,899)	(293,432,679)
Investor Shares	(10,538,414)	(5,518,729)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	147,706,595	21,133,992
Total Increase (Decrease) in Net Assets	129,354,595	79,099,702
Net Assets ($):
Beginning of Period	1,028,786,048	949,686,346
End of Period	1,158,140,643	1,028,786,048
Undistributed investment income—net	—	53,308
Capital Share Transactions (Shares):
Class M Shares
Shares sold	17,181,239	22,817,791
Shares issued for dividends reinvested	1,153,996	1,729,813
Shares redeemed	(8,236,637)	(23,260,103)
Net Increase (Decrease) in Shares Outstanding	10,098,598	1,287,501
Investor Shares
Shares sold	1,689,177	573,356
Shares issued for dividends reinvested	20,334	13,554
Shares redeemed	(803,210)	(435,459)
Net Increase (Decrease) in Shares Outstanding	906,301	151,451

See notes to financial statements.

The Funds 111

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund’s financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	13.77	13.22	13.98	13.45	13.75
Investment Operations:
Investment income—net [a]	.37	.39	.41	.43	.48
Net realized and unrealized
gain (loss) on investments	(.21)	.55	(.73)	.53	(.22)
Total from Investment Operations	.16	.94	(.32)	.96	.26
Distributions:
Dividends from investment income—net	(.37)	(.39)	(.39)	(.43)	(.48)
Dividends from net realized gain on investments	—	—	(.05)	(.00)[b]	(.08)
Total Distributions	(.37)	(.39)	(.44)	(.43)	(.56)
Net asset value, end of period	13.56	13.77	13.22	13.98	13.45
Total Return (%)	1.23	7.18	(2.43)	7.25	2.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income
to average net assets	2.70	2.90	2.94	3.16	3.65
Portfolio Turnover Rate	35.65	24.65	24.05	25.31	39.88
Net Assets, end of period ($ x 1,000)	1,970,693	1,827,575	1,692,786	1,697,522	1,535,563

[a] Based on average shares outstanding.
[b] Amount represents less than $.01 per share.
See notes to financial statements.

112

			Investor Shares
			Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	13.75	13.20	13.97	13.44	13.73
Investment Operations:
Investment income—net [a]	.34	.36	.37	.40	.45
Net realized and unrealized
gain (loss) on investments	(.22)	.54	(.74)	.53	(.21)
Total from Investment Operations	.12	.90	(.37)	.93	.24
Distributions:
Dividends from investment income—net	(.33)	(.35)	(.35)	(.40)	(.45)
Dividends from net realized gain on investments	—	—	(.05)	(.00)[b]	(.08)
Total Distributions	(.33)	(.35)	(.40)	(.40)	(.53)
Net asset value, end of period	13.54	13.75	13.20	13.97	13.44
Total Return (%)	.90	6.92	(2.68)	6.99	1.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.75	.75	.75	.75
Ratio of net expenses to average net assets	.75	.75	.75	.75	.75
Ratio of net investment income
to average net assets	2.45	2.65	2.68	2.92	3.41
Portfolio Turnover Rate	35.65	24.65	24.05	25.31	39.88
Net Assets, end of period ($ x 1,000)	50,199	42,042	37,095	38,067	41,237

[a] Based on average shares outstanding.
[b] Amount represents less than $.01 per share.
See notes to financial statements.

The Funds 113

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.94	12.86	13.01	12.99	13.01
Investment Operations:
Investment income—net [a]	.11	.10	.12	.15	.18
Net realized and unrealized
gain (loss) on investments	(.09)	.09	(.15)	.02	(.02)
Total from Investment Operations	.02	.19	(.03)	.17	.16
Distributions:
Dividends from investment income—net	(.11)	(.10)	(.12)	(.15)	(.18)
Dividends from net realized gain on investments	(.02)	(.01)	—	—	—
Total Distributions	(.13)	(.11)	(.12)	(.15)	(.18)
Net asset value, end of period	12.83	12.94	12.86	13.01	12.99
Total Return (%)	.17	1.37	(.27)	1.34	1.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.50	.50	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.51	.51
Ratio of net investment income
to average net assets	.82	.77	.89	1.18	1.38
Portfolio Turnover Rate	34.24	39.43	41.94	34.17	24.33
Net Assets, end of period ($ x 1,000)	1,007,532	1,244,187	1,181,988	1,241,129	1,088,334

[a] Based on average shares outstanding.
See notes to financial statements.

114

			Investor Shares
			Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.93	12.85	13.00	12.97	12.99
Investment Operations:
Investment income—net [a]	.08	.07	.08	.12	.15
Net realized and unrealized
gain (loss) on investments	(.10)	.09	(.15)	.03	(.02)
Total from Investment Operations	(.02)	.16	(.07)	.15	.13
Distributions:
Dividends from investment income—net	(.07)	(.07)	(.08)	(.12)	(.15)
Dividends from net realized gain on investments	(.02)	(.01)	—	—	—
Total Distributions	(.09)	(.08)	(.08)	(.12)	(.15)
Net asset value, end of period	12.82	12.93	12.85	13.00	12.97
Total Return (%)	(.15)	1.20	(.52)	1.17	.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.76	.76	.76	.77
Ratio of net expenses to average net assets	.76	.76	.76	.76	.77
Ratio of net investment income
to average net assets	.59	.52	.63	.92	1.15
Portfolio Turnover Rate	34.24	39.43	41.94	34.17	24.33
Net Assets, end of period ($ x 1,000)	12,166	9,696	4,479	4,009	4,021

[a] Based on average shares outstanding.
See notes to financial statements.

The Funds 115

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.56	12.27	13.15	12.77	12.96
Investment Operations:
Investment income—net [a]	.33	.36	.36	.42	.46
Net realized and unrealized
gain (loss) on investments	(.25)	.40	(.79)	.38	(.19)
Total from Investment Operations	.08	.76	(.43)	.80	.27
Distributions:
Dividends from investment income—net	(.33)	(.36)	(.36)	(.42)	(.46)
Dividends from net realized gain on investments	—	(.11)	(.09)	—	—
Total Distributions	(.33)	(.47)	(.45)	(.42)	(.46)
Net asset value, end of period	12.31	12.56	12.27	13.15	12.77
Total Return (%)	.74	6.31	(3.47)	6.34	2.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68	.68	.67	.67	.66
Ratio of net expenses to average net assets	.68	.68	.67	.67	.66
Ratio of net investment income
to average net assets	2.65	2.89	2.80	3.23	3.67
Portfolio Turnover Rate	35.96	25.84	29.10	27.16	9.72
Net Assets, end of period ($ x 1,000)	276,729	306,673	357,431	403,371	420,586

[a] Based on average shares outstanding.
See notes to financial statements.

116

			Investor Shares
			Year Ended August 31,
BNY Mellon Pennsylvania Municipal Bond Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.54	12.25	13.14	12.75	12.94
Investment Operations:
Investment income—net [a]	.30	.33	.33	.38	.43
Net realized and unrealized
gain (loss) on investments	(.25)	.39	(.80)	.41	(.19)
Total from Investment Operations	.05	.72	(.47)	.79	.24
Distributions:
Dividends from investment income—net	(.30)	(.32)	(.33)	(.40)	(.43)
Dividends from net realized gain on investments	—	(.11)	(.09)	—	—
Total Distributions	(.30)	(.43)	(.42)	(.40)	(.43)
Net asset value, end of period	12.29	12.54	12.25	13.14	12.75
Total Return (%)	.40	6.04	(3.71)	6.28	1.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.93	.92	.92	.91
Ratio of net expenses to average net assets	.93	.93	.92	.92	.91
Ratio of net investment income
to average net assets	2.41	2.64	2.58	2.97	3.42
Portfolio Turnover Rate	35.96	25.84	29.10	27.16	9.72
Net Assets, end of period ($ x 1,000)	5,558	4,437	4,200	8,520	9,153

[a] Based on average shares outstanding.
See notes to financial statements.

The Funds 117

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.95	12.62	13.54	13.12	13.39
Investment Operations:
Investment income—net [a]	.33	.36	.37	.41	.45
Net realized and unrealized gain (loss)
on investments	(.21)	.42	(.77)	.44	(.20)
Total from Investment Operations	.12	.78	(.40)	.85	.25
Distributions:
Dividends from investment income—net	(.34)	(.36)	(.37)	(.42)	(.45)
Dividends from net realized gain on investments	—	(.09)	(.15)	(.01)	(.07)
Total Distributions	(.34)	(.45)	(.52)	(.43)	(.52)
Net asset value, end of period	12.73	12.95	12.62	13.54	13.12
Total Return (%)	.98	6.21	(3.11)	6.50	2.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.53	.53	.53	.53
Ratio of net expenses to average net assets	.53	.53	.53	.53	.52
Ratio of net investment income
to average net assets	2.60	2.85	2.79	3.11	3.49
Portfolio Turnover Rate	41.79	32.80	21.16	29.39	10.43
Net Assets, end of period ($ x 1,000)	310,635	305,513	312,640	346,647	349,768

[a] Based on average shares outstanding.
See notes to financial statements.

118

			Investor Shares
			Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.94	12.62	13.54	13.12	13.39
Investment Operations:
Investment income—net [a]	.31	.34	.34	.38	.42
Net realized and unrealized gain (loss)
on investments	(.22)	.40	(.77)	.43	(.20)
Total from Investment Operations	.09	.74	(.43)	.81	.22
Distributions:
Dividends from investment income—net	(.30)	(.33)	(.34)	(.38)	(.42)
Dividends from net realized gain on investments	—	(.09)	(.15)	(.01)	(.07)
Total Distributions	(.30)	(.42)	(.49)	(.39)	(.49)
Net asset value, end of period	12.73	12.94	12.62	13.54	13.12
Total Return (%)	.73	5.95	(3.35)	6.23	1.77
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.78	.78	.78	.78
Ratio of net expenses to average net assets	.78	.78	.78	.78	.77
Ratio of net investment income
to average net assets	2.35	2.60	2.55	2.86	3.24
Portfolio Turnover Rate	41.79	32.80	21.16	29.39	10.43
Net Assets, end of period ($ x 1,000)	8,632	9,910	8,261	9,107	8,430

[a] Based on average shares outstanding.
See notes to financial statements.

The Funds 119

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	11.40	11.11	11.92	11.46	11.60
Investment Operations:
Investment income—net [a]	.30	.31	.30	.36	.38
Net realized and unrealized gain (loss)
on investments	(.16)	.46	(.69)	.49	(.13)
Total from Investment Operations	.14	.77	(.39)	.85	.25
Distributions:
Dividends from investment income—net	(.30)	(.31)	(.30)	(.36)	(.38)
Dividends from net realized gain on investments	—	(.17)	(.12)	(.03)	(.01)
Total Distributions	(.30)	(.48)	(.42)	(.39)	(.39)
Net asset value, end of period	11.24	11.40	11.11	11.92	11.46
Total Return (%)	1.33	7.04	(3.40)	7.48	2.31
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.71	.70	.71	.70
Ratio of net expenses to average net assets	.59	.59	.59	.59	.59
Ratio of net investment income
to average net assets	2.64	2.79	2.57	3.06	3.41
Portfolio Turnover Rate	52.79	36.42	39.32	30.96	21.91
Net Assets, end of period ($ x 1,000)	169,337	172,407	184,657	203,768	182,547
[a] Based on average shares outstanding.
See notes to financial statements.

120

			Investor Shares
			Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	11.40	11.12	11.93	11.47	11.61
Investment Operations:
Investment income—net [a]	.27	.29	.27	.33	.36
Net realized and unrealized gain (loss)
on investments	(.16)	.44	(.69)	.49	(.14)
Total from Investment Operations	.11	.73	(.42)	.82	.22
Distributions:
Dividends from investment income—net	(.27)	(.28)	(.27)	(.33)	(.35)
Dividends from net realized gain on investments	—	(.17)	(.12)	(.03)	(.01)
Total Distributions	(.27)	(.45)	(.39)	(.36)	(.36)
Net asset value, end of period	11.24	11.40	11.12	11.93	11.47
Total Return (%)	.98	6.77	(3.63)	7.20	2.05
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.96	.95	.96	.95
Ratio of net expenses to average net assets	.84	.84	.84	.84	.84
Ratio of net investment income
to average net assets	2.39	2.54	2.32	2.81	3.16
Portfolio Turnover Rate	52.79	36.42	39.32	30.96	21.91
Net Assets, end of period ($ x 1,000)	15,495	16,428	17,930	19,097	17,177
[a] Based on average shares outstanding.
See notes to financial statements.

The Funds 121

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	13.16	12.38	13.42	12.27	12.78
Investment Operations:
Investment income—net [a]	.47	.49	.43	.50	.52
Net realized and unrealized gain (loss)
on investments	(.18)	1.04	(.92)	1.15	(.35)
Total from Investment Operations	.29	1.53	(.49)	1.65	.17
Distributions:
Dividends from investment income—net	(.46)	(.48)	(.43)	(.50)	(.50)
Dividends from net realized gain on investments	—	(.27)	(.12)	—	(.18)
Total Distributions	(.46)	(.75)	(.55)	(.50)	(.68)
Net asset value, end of period	12.99	13.16	12.38	13.42	12.27
Total Return (%)	2.20	12.88	(3.95)	13.65	1.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.69	.71	.71	.73	.73
Ratio of net expenses to average net assets	.69	.71	.71	.73	.73
Ratio of interest and expense related to floating rate
notes issued to average net assets	.04	.05	.05	.06	.06
Ratio of net investment income
to average net assets	3.57	3.88	3.22	3.84	4.22
Portfolio Turnover Rate	41.90	58.87	93.04	119.90	129.00
Net Assets, end of period ($ x 1,000)	1,141,309	1,023,660	946,739	721,943	505,035

[a] Based on average shares outstanding .
See notes to financial statements.

122

			Investor Shares
			Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	13.16	12.38	13.43	12.27	12.79
Investment Operations:
Investment income—net [a]	.43	.46	.40	.47	.48
Net realized and unrealized gain (loss)
on investments	(.18)	1.05	(.93)	1.16	(.35)
Total from Investment Operations	.25	1.51	(.53)	1.63	.13
Distributions:
Dividends from investment income—net	(.42)	(.46)	(.40)	(.47)	(.47)
Dividends from net realized gain on investments	—	(.27)	(.12)	—	(.18)
Total Distributions	(.42)	(.73)	(.52)	(.47)	(.65)
Net asset value, end of period	12.99	13.16	12.38	13.43	12.27
Total Return (%)	1.93	12.54	(4.19)	13.46	1.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.98	.96	.99	.98
Ratio of net expenses to average net assets	.96	.98	.96	.99	.98
Ratio of interest and expense related to floating rate
notes issued to average net assets	.04	.05	.05	.06	.06
Ratio of net investment income
to average net assets	3.30	3.67	2.98	3.63	3.93
Portfolio Turnover Rate	41.90	58.87	93.04	119.90	129.00
Net Assets, end of period ($ x 1,000)	16,832	5,126	2,947	2,328	1,152

[a] Based on average shares outstanding.
See notes to financial statements.

The Funds 123

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently comprised of twenty-five series, including the following non-diversified municipal bond funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and collectively, the “funds”).The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax- Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. BNY Mellon Municipal Opportunities Fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”).The Bank of NewYork Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

Each fund is authorized to issue an unlimited number of $.001 par value share of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

124

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements.

These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

Financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the

The Funds 125

NOTES TO FINANCIAL STATEMENTS (continued)

fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2015 in valuing each fund’s investments.

At August 31, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other		Level 3—
	Level 1—Unadjusted			Significant		Significant
		Quoted Prices	Observable Inputs		Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon National
Intermediate Municipal
Bond Fund
Municipal Bonds†	—	—	2,004,528,761	—	—	—	2,004,528,761
Other Financial Instruments:
Financial Futures††	—	(485,117)	—	—	—	—	(485,117)
BNY Mellon National
Short-Term Municipal Bond Fund
Municipal Bonds†	—	—	1,056,161,783	—	—	—	1,056,161,783
Other Financial Instruments:
Financial Futures††	—	(156,250)	—	—	—	—	(156,250)
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Municipal Bonds†	—	—	281,808,970	—	—	—	281,808,970
Other Financial Instruments:
Financial Futures††	—	(71,484)	—	—	—	—	(71,484)
BNY Mellon Massachusetts
Intermediate Municipal Bond Fund
Municipal Bonds†	—	—	319,850,004	—	—	—	319,850,004
Other Financial Instruments:
Financial Futures††	—	(75,000)	—	—	—	—	(75,000)
BNY Mellon New York
Intermediate Tax-Exempt
Bond Fund
Municipal Bonds†	—	—	186,253,312	—	—	—	186,253,312
Other Financial Instruments:
Financial Futures††	—	(44,297)	—	—	—	—	(44,297)
BNY Mellon Municipal
Opportunities Fund
Municipal Bonds†	—	—	1,219,544,582	—	—	—	1,219,544,582
Floating Rate Notes†††	—	—	—	(69,540,000)	—	—	(69,540,000)
Other Financial Instruments:
Financial Futures††	582,187	(2,425,781)	—	—	—	—	(1,843,594)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.
†††	Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

126

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after the trade date.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: The funds declare dividends daily from investment income-net; such dividends are paid monthly. With respect to each fund, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2015, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2015, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 2 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2015.

Table 2—Components of Accumulated Earnings

	Undistributed	Undistributed	Accumulated	Undistributed
	Tax-Exempt	Ordinary	Capital	Capital	Unrealized
	Income ($)	Income ($)	Losses ($)	Gains ($)	Appreciation ($)
BNY Mellon National Intermediate
Municipal Bond Fund	508,842	111,306	—	185,724	79,412,629
BNY Mellon National Short-Term
Municipal Bond Fund	99,200	82,367	—	57,746	1,324,808
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	172,996	137,746	—	579,643	7,127,023
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	13,024	—	(1,110,641)	—	11,442,287
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	1,323	—	—	381,958	6,978,818
BNY Mellon Municipal Opportunities Fund	521,297	—	(40,109,874)	—	66,011,811

The Funds 127

NOTES TO FINANCIAL STATEMENTS (continued)

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 3 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2015.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal peri-

ods ended August 31, 2015 and August 31, 2014, respectively.

During the period ended August 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums/discounts and dividend reclassification, each fund decreased accumulated undistributed investment income–net, increased (decreased) accumulated net realized gain (loss) on investments and increased paid-in capital as summarized in Table 5. Net assets and net asset value per share were not affected by these reclassifications.

Table 3—Capital Loss Carryover

	Post-Enactment	Post-Enactment
	Short-Term	Long-Term
	Losses ($)†	Losses ($)††	Total ($)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	1,110,641	—	1,110,641
BNY Mellon Municipal Opportunities Fund	27,972,881	12,136,993	40,109,874

† Post-enactment short-term losses which can be carried forward for an unlimited period.
†† Post-enactment long-term losses which can be carried forward for an unlimited period.

Table 4—Tax Character of Distributions Paid

				Ordinary		Long-Term
	Tax-Exempt Income ($)		Income ($)		Capital Gains ($)
	2015	2014	2015	2014	2015	2014
BNY Mellon National Intermediate
Municipal Bond Fund	53,117,048	50,517,652	—	116,233	—
BNY Mellon National Short-Term
Municipal Bond Fund	9,398,496	9,572,105	27,632	28,129	1,363,148	628,217
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	7,993,191	9,549,338	—	—	—	3,150,268
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	8,388,285	8,754,200	—	—	—	2,047,965
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	4,944,177	5,190,776	—	593	—	2,922,641
BNY Mellon Municipal Opportunities Fund	36,954,105	33,499,604	1,978,621	1,827,503	— 18,460,298

Table 5—Return of Capital Statement of Position

	Accumulated	Accumulated
	Undistributed	Net Realized	Paid-in
	Investment Income—Net ($)	Gain (Loss) ($)	Capital ($)
BNY Mellon National Intermediate Municipal Bond Fund	(497,532)	482,738	14,794
BNY Mellon National Short-Term Municipal Bond Fund	(43,355)	29,292	14,063
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	(10,259)	(14,495)	24,754
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	(469)	469	—
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	(29,342)	29,342	—
BNY Mellon Municipal Opportunities Fund	(1,178,020)	969,078	208,942

128

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, each fund has agreed to pay their pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2015, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of BNY Mellon New York Intermediate Tax-Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Investment Adviser has contractually agreed from September 1, 2014 through December 31, 2015, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $219,047 during the period ended August 31, 2015.

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers, and other financial institutions, with respect to these services. Table 6 summarizes the amounts Investor shares were charged during the period ended August 31, 2015, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 6—Shareholder Services Plan Fees

BNY Mellon National Intermediate
Municipal Bond Fund	$118,275
BNY Mellon National Short-Term
Municipal Bond Fund	26,038
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	11,024
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	25,131
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	40,871
BNY Mellon Municipal
Opportunities Fund	36,269

The Funds 129

NOTES TO FINANCIAL STATEMENTS (continued)

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 7 summarizes the amount each fund was charged during the period ended August 31, 2015 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 7.

Each fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for each fund. These fees are based on net assets, geographic region and transaction activity. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2015, pursuant to the custody agreement.

Table 8—Custody Agreement Fees

BNY Mellon National Intermediate
Municipal Bond Fund	$98,123
BNY Mellon National Short-Term
Municipal Bond Fund	81,156
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	22,185
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	26,719
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	16,009
BNY Mellon Municipal
Opportunities Fund	81,403

Each fund compensates The Bank of New York Mellon under a shareholder redemption draft processing

Table 7—Cash Management Agreement Fees

	Dreyfus Transfer, Inc.	Dreyfus Transfer, Inc.
	Cash Management Fees ($)	Earnings Credits ($)
BNY Mellon National Intermediate
Municipal Bond Fund	338	(13)
BNY Mellon National Short-Term
Municipal Bond Fund	78	(3)
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	34	(1)
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	116	(5)
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	386	(14)
BNY Mellon Municipal Opportunities Fund	60	(2)

130

agreement for providing certain services related to each fund’s check writing privilege. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2015 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 9—The Bank of New York Mellon Cash Management Fees

BNY Mellon National Intermediate
Municipal Bond Fund	$ 183
BNY Mellon National Short-Term
Municipal Bond Fund	34
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	16
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	75
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	239
BNY Mellon Municipal
Opportunities Fund	25

During the period ended August 31, 2015, each fund was charged $10,965 for services performed by the Chief Compliance Officer and his staff.

Table 10 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust.Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 11 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and swaps, during the period ended August 31, 2015.

Table 10—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custodian	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon National Intermediate
Municipal Bond Fund	601,700	10,646	47,125	1,737	—
BNY Mellon National Short-Term
Municipal Bond Fund	306,652	2,334	39,298	1,737	—
BNY Mellon Pennsylvania Intermediate
Municipal Bond Fund	120,976	1,166	10,240	1,737	—
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund	95,139	1,848	13,263	1,737	—
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund	78,823	3,326	7,875	1,737	(18,133)
BNY Mellon Municipal Opportunities Fund	493,647	3,661	39,071	1,737	—

Table 11—Purchases and Sales

	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	880,619,999	698,108,505
BNY Mellon National Short-Term Municipal Bond Fund	389,715,773	538,942,832
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	106,986,830	123,517,544
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	145,816,931	132,224,049
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	99,241,811	98,021,838
BNY Mellon Municipal Opportunities Fund	592,802,923	455,024,675

The Funds 131

NOTES TO FINANCIAL STATEMENTS (continued)

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust.The trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“trust certificates”). A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust. An inverse floater security may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as liabilities in the fund’s Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the trust certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event.When the fund invests in inverse floater securities on a nonrecourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the trust certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the trust. A liquidation shortfall occurs if the trust certificates exceed the proceeds of the sale of the bonds in the trust (“Liquidation Shortfall”).When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, the fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2015, was approximately $69,540,000 with a related weighted average annualized interest rate of .62%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. BNY Mellon Municipal Opportunities Fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. Each type of derivative instrument that was held by the funds during the period ended August 31, 2015 is discussed below.

132

Financial Futures: In the normal course of pursuing their investment objectives, the funds are exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counter-party, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statements of Operations. There is minimal counter-party credit risk to the funds with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at August 31, 2015 are set forth in the Statements of Financial Futures.

Swap Transactions: BNY Mellon Municipal Opportunities Fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for the interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap transactions in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. For financial reporting purposes, forward rate agreements are classified as interest rate swaps. At August 31, 2015, there were no interest rate swap agreements outstanding.

The Funds 133

NOTES TO FINANCIAL STATEMENTS (continued)

Table 12 summarizes each fund’s average market value of derivatives outstanding, during the period ended August 31, 2015.

Table 12—Average Market Value of Derivatives

BNY Mellon National Intermediate
Municipal Bond Fund
Interest rate financial futures	$ 117,318,044
BNY Mellon National Short-Term
Municipal Bond Fund
Interest rate financial futures	38,178,576
BNY Mellon Pennsylvania
Intermediate Municipal Bond Fund
Interest rate financial futures	19,896,538
BNY Mellon Massachusetts Intermediate
Municipal Bond Fund
Interest rate financial futures	19,412,704
BNY Mellon New York Intermediate
Tax-Exempt Bond Fund
Interest rate financial futures	11,392,928
BNY Mellon Municipal
Opportunities Fund
Interest rate financial futures	364,529,627

The following summarizes BNY Mellon Municipal Opportunities Fund’s average notional value of swap agreements outstanding during the period ended August 31, 2015:

Average Notional Value ($)
Interest rate swap agreements	4,615,385

Table 13 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation on investments for each fund at August 31, 2015.

Table 13—Accumulated Net Unrealized Appreciation

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	1,925,116,132	93,369,564	13,956,935	79,412,629
BNY Mellon National Short-Term Municipal Bond Fund	1,054,836,975	5,470,794	4,145,986	1,324,808
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	274,681,947	12,297,282	5,170,259	7,127,023
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	308,407,717	14,542,820	3,100,533	11,442,287
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	179,274,494	8,252,550	1,273,732	6,978,818
BNY Mellon Municipal Opportunities Fund	1,083,992,771	86,347,040	20,335,229	66,011,811

134

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders BNY Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon NewYork Intermediate Tax-Exempt Bond Fund, and BNY Mellon Municipal Opportunities Fund, (collectively the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments and statements of financial futures as of August 31, 2015, and the related statements of operations and statement of cash flows (with respect to BNY Mellon Municipal Opportunities Fund) for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenta-tion.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds, as of August 31, 2015, the results of their operations and cash flows (with respect to BNY Mellon Municipal Opportunities Fund) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 30, 2015

The Funds 135

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2015 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2015 calendar year on Form 1099-DIV, which will be mailed in early 2016.

BNY Mellon National Short-Term Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2015 as “exempt-interest dividends” (not generally subject to regular federal income tax). Also, the fund reports the maximum amount allowable but not less than $.0148 per share as a capital gain dividend paid on December 18, 2014 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0003 as a short-term capital gain dividend paid on December 18, 2014 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2015 calendar year on Form 1099-DIV, which will be mailed in early 2016.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2015 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2015 calendar year on Form 1099-DIV, which will be mailed in early 2016.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2015 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2015 calendar year on Form 1099-DIV, which will be mailed in early 2016.

136

BNY Mellon New York Intermediate Tax Exempt Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2015 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2015 calendar year on Form 1099-DIV, which will be mailed in early 2016.

BNY Mellon Municipal Opportunities Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2015 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $1,978,621 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2015 calendar year on Form 1099-DIV, which will be mailed in early 2016.

The Funds 137

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT
ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 9-10, 2015, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement (together, the “Agreement”), pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services. The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds. Dreyfus provided the number of open accounts in each fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds (such as intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2014, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance.

138

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

BNY Mellon National Intermediate Municipal Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group medians for all periods (lowest in the Performance Group for the five-year period and in the fourth quartile of the Performance Group in most periods) and above the Performance Universe medians for all periods, except for the one-year period when the fund’s performance was below the Performance Universe median. The Board also noted that the fund’s yield performance was below the Performance Group medians for six of the ten one-year periods and above the Performance Universe medians for each of the ten one-year periods ended December 31st (in the first quartile of the Performance Universe for nine of the ten one-year periods). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were at the Expense Group median and below the Expense Universe median.

BNY Mellon National Short-Term Municipal Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (ranking in the fourth quartile of the Performance Group for all periods). The Board also noted that the fund’s yield performance was below the Performance Group medians and in the fourth quartile of the Performance Group for nine of the ten one-year periods and below the Performance Universe medians for seven of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also received a presentation from the fund’s primary portfolio manager regarding the factors that had influenced the fund’s performance results over the past year, including the fact that the fund’s target duration generally was shorter than those of the funds in the Performance Group and the fund typically held higher quality securities than those held by some of the funds in the Performance Group.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management

The Funds 139

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY
AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

fee was above the Expense Group and Expense Universe medians (highest in the Expense Group) and the fund’s total expenses were above the Expense Group and Expense Universe medians.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group median for all periods (with only four or five funds in the Performance Group) and was variously above, at and below the Performance Universe medians. The Board also noted that the fund’s yield performance was at or above the Performance Group medians for five of the ten one-year periods and was above the Performance Universe medians for each of the ten one-year periods ended December 31st. It was noted that there were no other funds that invested primarily in Pennsylvania municipal securities in the Performance Group and Performance Universe. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was the highest of the five funds in the Expense Group, the fund’s actual management fee was the highest in the Expense Group and Expense Universe and the fund’s total expenses were the highest in the Expense Group and above the Expense Universe median.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above, at and below the Performance Group medians (with only two to four funds in the Performance Group) and was variously above and below the Performance Universe medians. The Board also noted that fund’s yield performance was at or above the Performance Group medians for nine of the ten one-year periods and was above the Performance Universe medians for each of the ten one-year periods ended December 31st. It was noted that the Performance Universe also was comprised of funds that invested primarily in municipal securities other than Massachusetts municipal securities. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was ranked second of the three funds in the Expense Group, the fund’s actual management fee was ranked third of the four funds in the Expense Group and above the Expense Universe median and the fund’s total expenses were ranked first of the four funds (the lowest) in the Expense Group and below the Expense Universe median.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group medians for all periods (with only three to six funds in the Performance Group), except for the ten-year period during which the fund was the only fund in the Performance Group, and above the Performance Universe medians for all periods. The Board also noted that the fund’s yield performance was below the Performance Group medians for the six most recent one-year periods ended December 31st (with only three to six funds in the Performance Group) and that the fund was the only fund in the Performance Group for the remaining four one-year periods and was at or above the Performance Universe medians for each of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

140

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was the highest of the six funds in the Expense Group, the fund’s actual management fee was the highest of the funds in the Expense Group and the second highest in the Expense Universe and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that the investment adviser has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until December 31, 2015, so that annual direct fund operating expenses (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.59% of the fund’s average daily net assets.

BNY Mellon Municipal Opportunities Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians, ranking in the first quartile of the Performance Universe for all periods. The Board also noted that the fund’s yield performance was below the Performance Group medians for each of the six one-year periods, ranking in the fourth quartile for all periods, and above the Performance Universe medians for three of the six one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, ranking as the highest in the Expense Group, and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians, ranking as the highest in the Expense Group.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to Dreyfus and its affiliates of managing each fund, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund.The Board also noted the expense limitation arrangement for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board considered, on the advice of its counsel, the profitability analysis with respect to each fund (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less.

The Funds 141

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY
AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

Dreyfus representatives also noted that, as a result of shared and allocated costs among the funds and the funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent, and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

  With respect to BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund, the Board was satisfied with each fund’s overall performance.

  With respect to BNY Mellon National Short-Term Municipal Bond Fund, the Board generally was satis- fied with the fund’s overall performance, in light of the considerations discussed above.

  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of each fund and the services provided to the funds by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined to renew the Agreement through June 1, 2016.

142

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (72)
Chairman of the Board (2000)
Principal Occupation During Past 5Years:
• Attorney, Cozen and O’Connor, P.C. since 1973, including
Vice Chairman since 1980 and Chief Executive Officer and
President from 2002 to 2007
No. of Portfolios for which Board Member Serves: 25
———————
John R. Alchin (67)
Board Member (2008)
Principal Occupation During Past 5Years:
• Retired since 2007
• Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-
Chief Financial Officer and Treasurer, from 2002 to 2007
Other Public Company Board Membership During Past 5Years:
• Polo Ralph Lauren Corporation, a retail clothing and home
furnishing company, Director (2007-present)
No. of Portfolios for which Board Member Serves: 25
———————
Ronald R. Davenport (79)
Board Member (2000)
Principal Occupation During Past 5Years:
• Chairman of Sheridan Broadcasting Corporation since July 1972
No. of Portfolios for which Board Member Serves: 25
———————
Jack Diederich (78)
Board Member (2000)
Principal Occupation During Past 5Years:
• Chairman of Digital Site Systems, Inc., a privately held soft-
ware company providing internet service to the construction
materials industry, since July 1998
No. of Portfolios for which Board Member Serves: 25

Kim D. Kelly (59)
Board Member (2008)
Principal Occupation During Past 5Years:
• Consultant since 2005
• Chief Restructuring Officer of Allegiance Communications
LLC from August 2011 to January 2013
• Director and Chair of Broadview Networks Holdings, Inc.
from August 2011 to November 2012
• Chief Restructuring Officer of Equity Media Holdings
Corporation from December 2008 to July 2010
Other Public Company Board Membership During Past 5Years:
• MCG Capital Corp., Director (2004-present)
No. of Portfolios for which Board Member Serves: 25
———————
Maureen M.Young (70)
Board Member (2000)
Principal Occupation During Past 5Years:
• Retired since 2007
• Director of the Office of Government Relations at Carnegie
Mellon University from January 2000 to December 2007
No. of Portfolios for which Board Member Serves: 25
———————
Kevin C. Phelan (71)
Board Member (2000)
Principal Occupation During Past 5Years:
• Mortgage Banker, Colliers International since March 1978,
including, Co-Chairman since 2010, President since 2007 and
Executive Vice President and Director from March 1998 to
September 2007
No. of Portfolios for which Board Member Serves: 25

The Funds 143

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Patrick J. Purcell (67)
Board Member (2000)
Principal Occupation During Past 5Years:
• Owner, President and Publisher of the Boston Herald since
February 1994
• President and Founder, jobfind.com, an employment search
site on the world wide web, since July 1996
• President and Chief Executive Officer, Herald Media since 2001
No. of Portfolios for which Board Member Serves: 25

Thomas F. Ryan, Jr. (74)
Board Member (2000)
Principal Occupation During Past 5Years:
• Retired since April 1999
• President and Chief Operating Officer of the American Stock
Exchange from October 1995 to April 1999
Other Public Company Board Membership During Past 5Years:
• RepliGen Corporation, a biopharmaceutical company,
Director (2002-present)
No. of Portfolios for which Board Member Serves: 25

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

144

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management’s Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 51 years old and has served in various capacities with BNY Mellon since 1993.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 39 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

The Funds 145

OFFICERS OF THE TRUST (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 169 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

146

The Funds 147

For More Information

BNY Mellon Funds Trust	Custodian
c/o The Dreyfus Corporation
200 Park Avenue	The Bank of New York Mellon
New York, NY 10166	225 Liberty Street
New York, NY 10286
Investment Adviser
Transfer Agent &
BNY Mellon Fund Advisers, a division of	Dividend Disbursing Agent
The Dreyfus Corporation
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
New York, NY 10166
Administrator
Distributor
The Bank of New York Mellon
225 Liberty Street	MBSC Securities Corporation
New York, NY 10286	200 Park Avenue
New York, NY 10166
Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation	MFTAR0815-MB

The BNY Mellon Funds

BNY Mellon Bond Fund

BNY Mellon Intermediate Bond Fund

BNY Mellon Corporate Bond Fund

BNY Mellon Short-Term U.S. Government Securities Fund

ANNUAL REPORT	August 31, 2015

Contents

The Funds

Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon Bond Fund	3
BNY Mellon
Intermediate Bond Fund	6
BNY Corporate Bond Fund	9
BNY Mellon Short-Term U.S.
Government Securities Fund	12
Understanding Your Fund’s Expenses	15
Comparing Your Fund’s Expenses
With Those of Other Funds	16
Statements of Investments	17
Statements of Assets and Liabilities	37
Statements of Operations	38
Statements of Changes in Net Assets	39
Financial Highlights	41
Notes to Financial Statements	49
Report of Independent Registered
Public Accounting Firm	58
Important Tax Information	59
Information About the
Renewal of Each Fund’s
Investment Advisory Agreement
and Administration Agreement	60
Board Members Information	64
Officers of the Trust	66

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

• Not FDIC-Insured
• Not Bank-Guaranteed
• May Lose Value

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Funds Trust, covering the 12-month period from September 1, 2014, through August 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period. For much of the year, a recovering U.S. economy enabled stocks to advance, but those gains were erased in August when economic concerns in China, falling commodity prices and a stronger U.S. dollar sparked sharp corrections in equity markets throughout the world.The emerging markets were especially hard hit in this environment. U.S. bonds generally fared better, rallying in late 2014 due to robust investor demand before reversing course in the spring as the domestic economy strengthened. Global economic instability in August hurt corporate-backed and inflation-linked bonds, but U.S. government securities held up relatively well.

We expect market uncertainty and volatility to persist over the near term as investors vacillate between hopes that current market turmoil represents a healthy correction and fears that further disappointments could trigger a full-blown bear market. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on Chinese fiscal and monetary policy, liquidity factors affecting various asset classes, and other developments that could influence investor sentiment. Over the longer term, we remain confident that financial markets are likely to stabilize as the world adjusts to slower Chinese economic growth, abundant energy resources, and the anticipated eventual normalization of monetary policy. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 15, 2015

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by John F. Flahive, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon Bond Fund’s Class M shares produced a total return of 0.87%, and Investor shares produced a total return of 0.62%.1 In comparison, the fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Index”), produced a total return of 1.56% for the same period.2

Fixed-income securities encountered heightened volatility during the reporting period amid changing economic sentiment and supply-and-demand dynamics. A relatively short average duration and holdings of Treasury Inflation Protected Securities (“TIPS”) weighed on the fund’s results compared to the benchmark.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. Treasury and government agency bonds, corporate bonds, mortgage-related securities, and foreign corporate and government bonds. The fund’s investments in bonds must be rated investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund’s portfolio will not exceed eight years.3

After 2014 Rally, Bonds Faltered in 2015

The reporting period began near the start of a bond market rally in which historically low interest rates on high-quality sovereign bonds in Europe and Japan caused investors to flock to higher yielding alternatives in the United States. Consequently, longer-term U.S. interest rates declined through the end of 2014 despite mounting evidence of accelerating domestic economic growth as labor markets, consumer confidence, and business sentiment improved.

Investor demand began to normalize in early 2015, and strong employment data fueled domestic inflation concerns. These developments briefly sent long-term bond yields higher until weaker-than-expected data in other areas of the economy dashed inflation fears. In fact, U.S. GDP expanded at an anemic 0.6% annualized rate over the first quarter of 2015 due to a strengthening U.S. dollar and severe winter weather in parts of the US.These factors proved transitory when the economy showed renewed signs of recovery in the spring, including a 3.7% annualized GDP growth rate for the second quarter. As a result, long-term U.S. Treasury yields climbed, erasing previous gains, until renewed worries about economic instability in China again caused rates to moderate again over the final weeks of the reporting period.

U.S. Treasury securities produced some of the market’s higher returns in this turbulent environment. Mortgage-backed securities also fared relatively well when prepayment rates remained muted. Investment grade corporate bonds gained a degree of value early in the reporting period, but a rising supply of newly issued securities and volatile equity markets sparked later declines. Conversely, commercial mortgage-backed securities and asset-backed securities held up well amid strong demand from investors seeking competitive yields. In overseas markets, European sovereign bonds responded well to aggressive quantitative easing by the European Central Bank, but bonds issued by some of the region’s more peripheral nations later suffered during a dispute regarding the debt crisis in Greece.

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

Fund Strategies Produced Mixed Results

The fund’s relative underperformance was due, in part, to a relatively short average duration.We established this relatively defensive positioning to reduce the fund’s sensitivity to interest-rate volatility, but it limited the fund’s participation in occasional market rallies.The fund’s relative results were further constrained by underweighted exposure to U.S. Treasuries. The fund’s investments in TIPS also lagged market averages in the reporting period’s low inflation environment.

On the other hand, the fund added value over the reporting period through its credit selection strategy among investment grade corporate bonds, where we emphasized BBB-rated securities and maintained overweighted exposure to better performing bonds backed by companies in the industrials, telecommunications services, and financials sectors. Underweighted exposure to the energy sector helped cushion the brunt of weakness stemming from falling oil and gas prices. The fund also received positive contributions to performance from taxable securities issued by municipal authorities, which fared well as municipal credit conditions improved. Finally, holdings of commercial mortgage-backed securities and asset-backed securities boosted fund results to a more modest degree.

Anticipating Higher Short-Term Rates

The U.S. economic recovery has regained traction despite ongoing economic instability in overseas markets, and the Federal Reserve Board is widely expected to begin raising short-term interest rates later this year. Therefore, we have maintained the fund’s modestly short average duration, including underweighted exposure to the longer end of the market’s maturity range. Meanwhile, we have continued to favor investment grade corporate bonds over U.S. government securities, as corporate backed bonds historically have provided higher yields while responding more to underlying business fundamentals than changing interest rates.

September 15, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
²	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S.
government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years.
Investors cannot invest directly in any index.
[3]	The fund may continue to own investment grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

4

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	1 Year	5 Years	10 Years
Class M shares	0.87%	2.70%	4.24%
Investor shares	0.62%	2.43%	3.98%
Barclays U.S. Aggregate Bond Index	1.55%	2.98%	4.46%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Bond Fund on 8/31/05 to a $10,000 investment made in the Barclays U.S.Aggregate Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities, and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Funds 5

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by John F. Flahive, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of 0.39%, and Investor shares produced a total return of 0.14%.1 In comparison, the fund’s benchmark, the Barclays Intermediate Government/Credit Bond Index (the “Index”), produced a total return of 1.47%.2

Fixed income securities encountered heightened volatility during the reporting period amid changing economic sentiment and supply-and-demand dynamics. A relatively short average duration and underweighted exposure to U.S. Treasury securities weighed on the fund’s results compared to the benchmark.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in bonds, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds, and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between three and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and infla-

tion, general economic and financial trends, and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

After 2014 Rally, Bonds Faltered in 2015

The reporting period began near the start of a bond market rally in which historically low interest rates on high-quality sovereign bonds in Europe and Japan caused investors to flock to higher yielding alternatives in the United States. Consequently, longer-term U.S. interest rates declined through the end of 2014 despite mounting evidence of accelerating domestic economic growth as labor markets, consumer confidence, and business sentiment improved.

Investor demand began to normalize in early 2015, and strong employment data fueled domestic inflation concerns. These developments briefly sent long-term bond yields higher until weaker-than-expected data in other areas of the economy dashed inflation fears. In fact, U.S. GDP expanded at an anemic 0.6% annualized rate over the first quarter of 2015 due to a strengthening U.S. dollar and severe winter weather in parts of the U.S..These factors proved transitory when the economy showed renewed signs of recovery in the spring, including a 3.7% annualized GDP growth rate for the second quarter. As a result, long-term U.S. Treasury yields climbed, erasing previous gains, until renewed worries about economic instability in China again caused rates to moderate again over the final weeks of the reporting period.

U.S. Treasury securities produced some of the market’s higher returns in this turbulent environment. Mortgage-backed securities also fared relatively well when prepayment rates remained muted. Investment grade corporate bonds gained a degree of value early in

6

the reporting period, but a rising supply of newly issued securities and volatile equity markets sparked later declines. Conversely, commercial mortgage-backed securities and asset-backed securities held up well amid strong demand from investors seeking competitive yields.

Fund Strategies Produced Mixed Results

The fund’s relative underperformance was due, in part, to a relatively short average duration, which limited the fund’s participation in market rallies. The fund’s relative results were further constrained by underweighted exposure to U.S.Treasuries.The fund’s investments in inflation-adjusted securities also lagged market averages in the low inflation environment, and a focus on short-duration commercial mortgage-backed securities and asset-backed securities proved mildly counterproductive.

On the other hand, the fund added value through its credit selection strategy among investment-grade corporate bonds, where we emphasized BBB-rated securities and maintained overweighted exposure to better performing bonds backed by companies in the industrials and financials sectors. Underweighted exposure to the energy sector helped cushion the brunt of weakness stemming from falling oil and gas prices.The fund also received positive contributions to performance from taxable securities issued by municipal authorities.

Anticipating Higher Short-Term Rates

The U.S. economic recovery has regained traction despite ongoing economic instability in overseas markets, and the Federal Reserve Board is widely expected to begin raising short-term interest rates later this year. Therefore, to shelter the fund from expected interest-rate volatility, we have maintained its modestly short average duration, including underweighted exposure to the longer end of the market’s maturity range. Meanwhile, we have continued to favor investment grade corporate bonds over U.S. government securities, as corporate backed bonds historically have provided higher yields while responding more to underlying business fundamentals than changing interest rates.

September 15, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Intermediate
Government/Credit Bond Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S.
government,Treasury and agency securities, fixed-income securities, and nonconvertible investment grade credit debt, with an average maturity of 1-
10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.
[3]	The fund may continue to own investment grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Funds 7

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	1 Year	5 Years	10 Years
Class M shares	0.39%	1.71%	3.59%
Investor shares	0.14%	1.46%	3.34%
Barclays Intermediate
Government/Credit Bond Index	1.47%	2.38%	4.01%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Intermediate Bond Fund on 8/31/05 to a $10,000
investment made in the Barclays Intermediate Government/Credit Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of Government and credit bond market performance composed of U.S. Government,Treasury and Agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by John F. Flahive, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon Corporate Bond Fund’s Class M shares produced a total return of 0.31%, and Investor shares produced a total return of 0.04%.1 In comparison, the fund’s benchmark, the Barclays U.S. Intermediate Credit Bond Index (the “Index”), produced a 0.81% total return and the Barclays U.S. Credit Index produced a -0.43% total return for the same period.2

Fixed income securities encountered heightened volatility during the reporting period amid changing economic sentiment and supply-and-demand dynamics. A relatively short average duration and favorable security selections helped the fund produce higher returns than the Barclays U.S. Credit Index, but an overweight in the industrials sector dragged on the fund’s performance and constrained its results versus the Barclays U.S. Intermediate Credit Bond Index.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. The remainder of the fund’s assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper, and other money market instruments. For additional yield, the fund may invest up to 20% of its assets in fixed income securities rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the investment adviser.

We employ a disciplined process to select bonds and manage risk, choosing bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. In selecting corporate bonds for investment, we analyze fundamental metrics, including the issuer’s cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macroeconomic factors.

After 2014 Rally, Bonds Faltered in 2015

The reporting period began near the start of a bond market rally in which historically low interest rates on high-quality sovereign bonds in Europe and Japan caused investors to flock to higher yielding alternatives in the United States. Consequently, longer term U.S. interest rates declined through the end of 2014 despite mounting evidence of accelerating domestic economic growth as labor markets, consumer confidence, and business sentiment improved.

Investor demand began to normalize in early 2015, and strong employment data briefly sent long-term bond yields higher. However, rates soon moderated when a strengthening U.S. dollar and severe winter weather in parts of the U.S. resulted in an anemic 0.6% annualized rate over the first quarter of 2015. These factors proved transitory when the economy rebounded at a 3.7% annualized rate for the second quarter. As a result, long-term U.S. Treasury yields climbed, erasing previous gains, until renewed worries about economic instability in China again caused rates to moderate again over the final weeks of the reporting period.

Corporate bonds generally lagged U.S.Treasury securities in this turbulent environment.While investment grade corporate bonds gained a degree of value early in the reporting period, a rising supply of newly issued securities and volatile equity markets sparked later

The Funds 9

DISCUSSION OF FUND PERFORMANCE (continued)

declines. High yield bonds also were hurt during the reporting period by the impact of falling commodity prices on energy and materials producers.

Duration and Selection Strategies Buoyed Fund Results

The fund benefited during the reporting period from a relatively short average duration and underweighted exposure to longer-dated corporate securities, which helped cushion the full brunt of weakness among credits with longer maturities. Our credit selection strategy also added value, as we maintained favorable security selection within the industrials, information technology, and telecommunication services sectors. Bonds backed by financial institutions and taxable securities from municipal authorities also generally fared better than market averages.

On the other hand, some strategies detracted mildly from the fund’s performance. The fund held overweighted exposure to BBB-rated bonds, which typically lagged their higher-quality counterparts. Bonds backed by utilities weighed on the fund’s relative results, as did modest positions in agency debentures issued by overseas governments.

Anticipating Higher Short-Term Rates

The U.S. economic recovery has regained traction despite ongoing economic instability in overseas markets, and the Federal Reserve Board is widely expected to begin raising short-term interest rates later this year. Therefore, to shelter the fund from expected interest-rate volatility, we have retained its modestly short average duration. In addition, we have maintained a selective approach to credit selection, favoring issuers and industry groups that we believe appear likely to benefit from ongoing U.S. economic growth trends, while adopting a more cautious posture in areas likely to be held back by low commodity prices and global economic instability.

September 15, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	Source: LIPPER INC. – The Barclays U.S. Intermediate Credit Bond Index
is an unmanaged index that consists of dollar denominated, investment grade, publicly issued securities with a maturity of between one and 10 years and that are issued by both corporate issuers and non-corporate issuers. Unlike a mutual fund, the Index is not subject to charges, fees, and other expenses.The
Barclays U.S. Credit Index is an unmanaged index designed to measure the performance of investment grade securities with a maturity of at least one year, issued by U.S. and foreign industrial, utility, and financial issuers and by non-
corporate issuers. Investors cannot invest directly in any index.

10

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	Inception		From
	Date	1 Year	Inception
Class M shares	3/2/12	0.31%	3.37%
Investor shares	3/2/12	0.04%	3.10%
Barclays U.S. Intermediate Credit Index	2/29/12	0.81%	2.85	%††
Barclays U.S. Credit Index	2/29/12	–0.43%	3.08	%††

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Corporate Bond Fund on 3/2/12 (inception date) to a $10,000 investment made in each of the Barclays U.S. Intermediate Credit Index and the Barclays U.S. Credit Index on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Barclays U.S.
Intermediate Credit Index is an unmanaged index that consists of dollar denominated, investment grade, publicly issued securities with a maturity of between one and ten years and that are issued by both corporate issuers and non-corporate issuers.The Barclays U.S. Credit Index is an unmanaged index designed to measure the performance of investment grade securities with a maturity of at least one year, issued by U.S. and foreign industrial, utility and financial issuers and by non-corporate issuers. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
†† For comparative purposes, the value of the indices as of 02/29/12 is used as the beginning value on 3/2/12.

The Funds 11

DISCUSSION OF FUND PERFORMANCE (continued)

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014, through August 31, 2015, as provided by Lawrence R. Dunn, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares produced a total return of 0.31%, and Investor shares produced a total return of 0.07%.1 In comparison, the Barclays 1-3 Year U.S. Government Index (the “Index”), the fund’s benchmark, achieved a total return of 0.84%.2

Longer term bonds encountered heightened volatility during the reporting period amid changing economic sentiment, but yields of short-term U.S. government securities remained relatively steady due to an unchanged federal funds rate. The fund underper-formed its benchmark, mainly due to a relatively conservative investment posture

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements.The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify what we believe are potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mis-priced securities that appear likely to perform well over time.

After 2014 Rally, Bonds Faltered in 2015

The reporting period began near the start of a bond market rally in which overseas investors flocked to U.S. government securities offering more competitive yields than were available from high-quality sovereign bonds in Europe and Japan. Consequently, longer term interest rates declined through the end of 2014 despite mounting evidence of accelerating economic growth as labor markets, consumer confidence, and business sentiment improved. In contrast, short-term interest rates remained relatively steady at the time, anchored by an unchanged federal funds rate between 0% and 0.25%.

In early 2015, strong domestic employment data fueled renewed inflation concerns, sending longer term bond yields higher. However, weaker-than-expected data in other areas of the economy soon dashed inflation fears, and bond yields soon moderated. In fact, U.S. GDP expanded at an anemic 0.6% annualized rate over the first quarter of 2015 due to a strengthening U.S. dollar and severe winter weather.

These drags on the economy proved transitory when the United States showed renewed signs of recovery in the spring, including a 3.7% annualized GDP growth

12

rate for the second quarter. Long-term U.S. Treasury yields climbed during the spring and summer before declining in response to global economic concerns in the reporting period’s final weeks. Meanwhile, short-term rates began to rise late in the reporting period in anticipation of short-term rate hikes from the Federal Reserve Board (the “Fed”) later this year.

Conservative Investment Posture Dampened Relative Results

In this environment, we maintained an average duration that was roughly in line with market averages, which helped mitigate the risks associated with heightened interest-rate volatility. We focused mainly on U.S. government securities with maturities in the two- to three-year range.

Our sector allocation strategy was more constructive, including underweighted exposure to U.S. Treasury securities in favor of higher yielding U.S. government agency debentures and mortgage-backed securities. We also allocated a portion of the fund’s assets to taxable municipal bonds.

As part of our investment approach, we emphasized securities with provisions for early redemption. This strategy sacrificed some yield in exchange for greater protection against unexpected changes in interest rates, and it weighed mildly on fund performance when the federal funds rate remained unchanged.

Anticipating Higher Short-Term Rates

The U.S. economic recovery has continued to gain traction despite renewed turmoil in overseas markets, and the Fed is widely expected to begin raising short-term interest rates later this year.While the Fed’s initial moves already appear to be reflected in the market, we believe that subsequent rate hikes could cause yield differences to narrow along the market’s maturity range if inflationary pressures remain muted. Therefore, as of the reporting period’s end, we have maintained the fund’s average duration in a market-neutral position, and we have retained the fund’s focus on higher yielding segments of the U.S. government securities marketplace.

September 15, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

[1]	Total return includes reinvestment of dividends and any capital gains paid.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays 1-3Year U.S.
Government Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities, and nonconvertible investment-
grade credit debt, with an average maturity of 1-10 years. Index return does not reflect the fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Funds 13

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/15
	1 Year	5 Years	10 Years
Class M shares	0.31%	0.21%	2.13%
Investor shares	0.07%	–0.08%	1.86%
Barclays 1-3 Year U.S. Government Index	0.84%	0.77%	2.57%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Short-Term U.S. Government Securities Fund on
8/31/05 to a $10,000 investment made in the Barclays 1-3Year U.S. Government Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares.The Index is a widely accepted, unmanaged index of government bond market performance composed of U.S.Treasury and agency securities with maturities of 1-3 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

14

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon fixed income fund from March 1, 2015 to August 31, 2015. It also shows how much as $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2015
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$ 2.76	$ 4.01
Ending value (after expenses)	$ 992.60	$ 990.60
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$ 2.77	$ 4.02
Ending value (after expenses)	$ 996.20	$ 994.90
Annualized expense ratio (%)	.55	.80
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$ 2.76	$ 4.01
Ending value (after expenses)	$ 988.10	$ 986.70
Annualized expense ratio (%)	.55	.80
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$ 2.72	$ 3.98
Ending value (after expenses)	$ 1,001.00	$ 999.80
Annualized expense ratio (%)	.54	.79

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Funds 15

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2015
	Class M Shares	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$ 2.80	$ 4.08
Ending value (after expenses)	$ 1,022.43	$ 1,021.17
Annualized expense ratio (%)	.55	.80
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$ 2.80	$ 4.08
Ending value (after expenses)	$ 1,022.43	$ 1,021.17
Annualized expense ratio (%)	.55	.80
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$ 2.80	$ 4.08
Ending value (after expenses)	$ 1,022.43	$ 1,021.17
Annualized expense ratio (%)	.55	.80
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$ 2.75	$ 4.02
Ending value (after expenses)	$ 1,022.48	$ 1,021.22
Annualized expense ratio (%)	.54	.79

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.6%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./Auto Receivables—.3%
AmeriCredit Automobile Receivables Trust, Ser. 2013-2, Cl. A3	0.65	12/8/17	2,834,318		2,832,159
Casinos—.2%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	716,000	[a]	723,010
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.35	10/1/15	388,000	[a]	388,741
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	855,000	[a]	863,918
					1,975,669
Commercial Mortgage Pass-Through Ctfs.—1.1%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/45	730,000		755,455
WFRBS Commercial Mortgage Trust, Ser. 2011-C5, Cl. A2	2.68	11/15/44	1,325,000		1,339,969
WFRBS Commerical Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/45	9,045,000		9,034,576
					11,130,000
Consumer Discretionary—4.3%
21st Century Fox America, Gtd. Notes	6.15	3/1/37	5,054,000		5,640,466
Amazon.com, Sr. Unscd. Notes	2.50	11/29/22	6,675,000		6,333,113
American Airlines, Pass Through Certificates,
Ser. 2015-1, Cl. A	3.38	11/1/28	5,450,000		5,334,187
Comcast, Gtd. Notes	3.13	7/15/22	9,270,000		9,331,859
eBay, Sr. Unscd. Notes	2.88	8/1/21	5,245,000	[b]	5,044,499
Starbucks, Sr. Unscd. Notes	4.30	6/15/45	4,900,000		4,962,392
Time Warner, Gtd. Notes	4.00	1/15/22	7,570,000		7,772,081
					44,418,597
Consumer Staples—2.3%
Anheuser-Busch InBev Worldwide, Gtd. Notes	2.50	7/15/22	6,160,000		5,935,302
CVS Health, Sr. Unscd. Notes	4.88	7/20/35	5,540,000		5,733,750
PepsiCo, Sr. Unscd. Notes	4.50	1/15/20	7,040,000		7,702,492
Walgreen, Sr. Unscd. Notes	3.10	9/15/22	4,225,000		4,085,714
					23,457,258
Energy—2.1%
BP Capital Markets, Gtd. Notes	4.75	3/10/19	4,640,000		5,058,834
Enterprise Products Operating, Gtd. Notes	2.55	10/15/19	3,235,000		3,224,784
Petrobras Global Finance, Gtd. Notes	5.38	1/27/21	5,355,000		4,733,820
Petrobras Global Finance, Gtd. Notes	6.13	10/6/16	2,765,000		2,788,364
Southwestern Energy, Sr. Unscd. Notes	4.95	1/23/25	3,175,000	[b]	2,922,165
Spectra Energy Partners, Sr. Unscd. Notes	3.50	3/15/25	3,145,000		2,910,053
					21,638,020
Financial—17.9%
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	9,330,000		9,400,553
Bank of America, Sub. Notes, Ser. L	3.95	4/21/25	9,170,000		8,894,441
BlackRock, Sr. Unscd. Notes	6.25	9/15/17	7,860,000		8,631,121

The Funds 17

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Boston Properties, Sr. Unscd. Notes	4.13	5/15/21	7,185,000		7,570,985
Citigroup, Sr. Unscd. Notes	2.50	9/26/18	7,075,000		7,143,635
Citigroup, Sr. Unscd. Bonds	2.50	7/29/19	3,095,000		3,096,024
Citizens Financial Group, Sub. Notes	4.15	9/28/22	8,555,000	[a]	8,648,985
Fidelity National Information Services, Gtd. Notes	3.88	6/5/24	7,445,000		6,961,507
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	6,225,000		6,334,797
General Electric Capital, Gtd. Cap. Secs., Ser. C	5.25	6/29/49	4,930,000	[c]	5,019,972
General Electric Capital, Gtd. Notes	5.30	2/11/21	8,285,000		9,346,002
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	8,270,000		9,896,916
HSBC Finance, Sub. Notes	6.68	1/15/21	10,510,000		12,242,689
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	5,770,000		5,551,796
MetLife, Sr. Unscd. Notes	7.72	2/15/19	6,865,000		8,102,437
Morgan Stanley, Sub. Notes	4.88	11/1/22	11,490,000		12,157,753
NYSE Holdings, Gtd. Notes	2.00	10/5/17	7,340,000		7,420,593
Prudential Financial, Sr. Unscd. Notes	4.75	9/17/15	2,110,000		2,112,199
Rabobank Nederland, Gtd. Notes	4.50	1/11/21	8,060,000		8,800,819
Royal Bank of Canada, Sr. Unscd. Bonds	1.25	6/16/17	8,385,000		8,369,186
Simon Property Group, Sr. Unscd. Notes	5.65	2/1/20	8,782,000		9,910,390
Societe Generale, Sub. Notes	4.25	4/14/25	5,285,000	[a]	5,060,456
Toyota Motor Credit, Sr. Unscd. Notes	1.13	5/16/17	5,615,000		5,617,959
Wachovia, Sub. Notes	5.63	10/15/16	5,545,000		5,813,323
					182,104,538
Foreign/Governmental—2.1%
Mexican Government, Sr. Unscd. Notes	5.63	1/15/17	5,975,000	[b]	6,348,437
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	7,535,000		7,666,862
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,500,000		7,062,842
					21,078,141
Health Care—1.8%
AbbVie, Sr. Unscd. Notes	1.80	5/14/18	5,025,000		4,994,051
Amgen, Sr. Unscd. Notes	5.65	6/15/42	7,955,000		8,702,054
Celgene, Sr. Unscsd. Notes	2.88	8/15/20	4,305,000		4,317,881
					18,013,986
Industrial—1.7%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	11,060,000		10,856,728
Burlington Northern Santa Fe., Sr. Unscd. Debs	3.45	9/15/21	6,415,000		6,591,143
					17,447,871
Information Technology—4.5%
Adobe Systems, Sr. Unscd. Notes	3.25	2/1/25	4,895,000		4,711,550
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/22	5,620,000		5,508,499

18

BNY Mellon Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Information Technology (continued)
Flextronics International, Gtd. Notes	4.75	6/15/25	4,895,000	[a]	4,747,709
Intel, Sr. Unscd. Notes	2.70	12/15/22	5,360,000		5,205,294
Intel, Sr. Unscd. Notes	4.90	7/29/45	5,210,000		5,376,418
Microsoft, Sr. Unscd. Notes	3.75	2/12/45	7,035,000		6,441,450
Oracle, Sr. Unscd. Notes	2.38	1/15/19	5,980,000		6,073,013
Oracle, Sr. Unscd. Notes	2.50	5/15/22	4,990,000		4,860,814
Seagate HDD Cayman, Gtd. Bonds	4.75	1/1/25	3,135,000		2,987,790
					45,912,537
Materials—.7%
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	7,075,000		7,024,654
Municipal Bonds—6.8%
California Earthquake Authority, Revenue	2.81	7/1/19	5,700,000		5,828,250
Chicago, GO	7.38	1/1/33	4,710,000		4,592,297
Florida Hurricane Catastrophe Fund Finance Corporation,
Revenue Bonds	3.00	7/1/20	14,000,000		14,249,340
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	3,985,000		4,364,890
New Jersey Economic Development Authority,
School Facilities Construction Revenue	1.10	6/15/16	7,425,000		7,420,248
New York City, GO (Build America Bonds)	6.25	6/1/35	5,470,000		6,216,491
New York City Municipal Water Finance Authority,
Water and Sewer System Second General
Resolution Revenue (Build America Bonds)	6.28	6/15/42	8,440,000		9,603,454
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	3,550,000		4,232,665
University of California Regents, Limited Project Revenue	4.13	5/15/45	5,530,000		5,258,753
Washington, GO (Various Purpose)	5.00	7/1/31	6,125,000		7,159,022
					68,925,410
Telecommunications—2.7%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	7,980,000		8,425,132
Telefonica Emisiones, Gtd. Notes	5.13	4/27/20	9,395,000		10,364,827
Verizon Communications, Sr. Unscd. Notes	3.65	9/14/18	4,420,000		4,635,860
Verizon Communications, Sr. Unscd. Notes	6.55	9/15/43	3,920,000		4,659,430
					28,085,249
U.S. Government Agencies/
Mortgage-Backed—30.6%
Federal Home Loan Mortgage Corp.:
3.00%, 9/1/27—7/1/45			26,358,824	[d]	27,057,490
3.50%, 12/1/28—6/1/45			31,132,866	[d]	32,330,540
4.00%, 6/1/26—4/1/44			21,389,455	[d]	22,890,392
4.50%, 12/1/40			17,475,484	[d]	19,237,404
5.00%, 12/1/39—7/1/40			9,405,630	[d]	10,401,624

The Funds 19

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association:
2.50%, 7/1/28			21,740,659	[d]	22,286,743
3.31%, 4/1/41			3,205,319	[c,d]	3,412,722
3.50%, 9/1/26—5/1/45			35,279,814	[d]	36,882,474
4.00%, 8/1/27—8/1/44			24,723,193	[d]	26,383,806
4.50%, 3/1/23—8/1/44			17,257,460	[d]	18,716,023
5.00%, 12/1/21—11/1/43			11,411,616	[d]	12,593,914
5.50%, 3/1/38—1/1/39			10,352,548	[d]	11,658,530
6.00%, 4/1/33—9/1/34			1,601,902	[d]	1,822,479
Ser. 2014-28, Cl. ND, 3.00%, 3/25/40			6,457,380	[d]	6,729,539
REMIC, Ser. 2011-8, Cl. PV, 4.00%, 1/25/30			3,777,000	[d]	4,002,194
Government National Mortgage Association I:
4.00%, 3/15/45			9,606,081		10,247,696
5.00%, 11/15/34—3/15/36			5,584,135		6,192,439
Government National Mortgage Association II:
3.00%, 1/20/44—4/20/45			24,015,068		24,442,077
3.50%, 4/20/45			7,794,621		8,157,823
4.00%, 12/20/44			213,666		226,872
4.50%, 9/20/44			5,215,374		5,606,005
					311,278,786
U.S. Government Securities—19.0%
U.S. Treasury Bonds:
2.50%, 2/15/45			7,055,000		6,420,233
3.00%, 5/15/45			8,715,000		8,818,831
U.S. Treasury Inflation Protected Securities:
Notes, 0.13%, 4/15/20			5,140,451	[b,e]	5,123,987
Notes ,0.38%, 7/15/25			12,285,580	[b,e]	12,061,307
Notes, 0.63%, 7/15/21			9,083,560	[e]	9,237,854
Notes, 1.38%, 1/15/20			11,039,717	[e]	11,641,724
U.S. Treasury Notes:
0.63%, 9/30/17			33,500,000		33,392,030
0.75%, 10/31/17			39,495,000	[b]	39,430,465
0.88%, 5/15/17			21,000,000		21,073,143
1.63%, 6/30/20			2,755,000		2,767,232
1.63%, 11/15/22			2,365,000		2,310,603
2.13%, 6/30/22			16,870,000		17,101,305
2.63%, 1/31/18			23,850,000		24,828,685
					194,207,399
Utilities—.5%
Hydro-Quebec, Gov’t Gtd. Notes	2.00	6/30/16	5,130,000		5,190,277
Total Bonds and Notes
(cost $990,427,970)					1,004,720,551

20

BNY Mellon Bond Fund (continued)

Other Investment—1.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $10,758,489)	10,758,489 [f]	10,758,489

Investment of Cash Collateral for
Securities Loaned—.3%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $3,060,800)	3,060,800 [f]	3,060,800
Total Investments (cost $1,004,247,259)	100.0%	1,018,539,840
Cash and Receivables (Net)	.0%	67,720
Net Assets	100.0%	1,018,607,560

GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2015, these securities were valued at $20,432,819 or 2.0% of net assets.
b Security, or portion thereof, on loan.At August 31, 2015, the value of the fund’s securities on loan was $52,353,428 and the value of the collateral held by the fund was
$53,490,994, consisting of cash collateral of $3,060,800 and U.S. Government & Agency securities valued at $50,430,194.
c Variable rate security—interest rate subject to periodic change.
[d] The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with
FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Corporate Bonds	38.7	Money Market Investments	1.4
U.S. Government Agencies/Mortgage-Backed	30.6	Commercial Mortgage-Backed	1.1
U.S. Government Securities	19.0	Asset-Backed	.3
Municipal Bonds	6.8
Foreign/Governmental	2.1		100.0

† Based on net assets.
See notes to financial statements.

The Funds 21

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon Intermediate Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—99.1%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./Auto Receivables—2.1%
GM Financial Automobile Leasing Trust, Ser. 2014-2A, Cl. A3	1.22	1/22/18	420,000	[a]	420,535
Hyundai Auto Receivables Trust, Ser. 2012-B, Cl. C	1.95	10/15/18	6,604,000		6,672,777
Santander Drive Auto Receivables Trust, Ser. 2013-5, Cl. B	1.55	10/15/18	4,015,000		4,015,540
Santander Drive Auto Receivables Trust, Ser. 2012-3, Cl. C	3.01	4/16/18	7,441,722		7,488,638
					18,597,490
Casinos—.2%
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.08	10/1/16	534,000	[a]	539,228
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.35	10/1/15	191,000	[a]	191,365
Agua Caliente Band of Cahuilla Indians, Sr. Scd. Notes	6.44	10/1/16	652,000	[a]	658,800
					1,389,393
Commercial Mortgage Pass-Through Ctfs.—.8%
GE Capital Commercial Mortgage Corporation Trust,
Ser. 2006-C1, Cl. A4	5.46	3/10/44	2,062,188	[b]	2,068,789
Morgan Stanley Capital I Trust, Ser. 2006-HQ10, Cl. A4FX	5.33	11/12/41	4,685,222		4,814,743
					6,883,532
Consumer Discretionary—5.1%
21st Century Fox America, Gtd. Notes	3.00	9/15/22	7,200,000		6,969,938
Amazon.com, Sr. Unscd. Notes	2.60	12/5/19	6,345,000		6,428,113
American Airlines, Bonds	3.38	11/1/28	4,700,000		4,600,125
Grupo Televisa, Sr. Unscd. Notes	6.00	5/15/18	6,120,000		6,726,002
NBCUniversal Media, Gtd. Notes	4.38	4/1/21	7,050,000		7,637,441
Stanford University, Unscd. Bonds	4.75	5/1/19	5,000,000		5,538,050
Time Warner, Gtd. Notes	4.00	1/15/22	7,400,000		7,597,543
					45,497,212
Consumer Staples—4.6%
Anheuser-Busch InBev Worldwide, Gtd. Notes	1.38	7/15/17	3,430,000		3,440,266
Coca-Cola, Sr. Unscd. Notes	1.15	4/1/18	3,335,000		3,319,789
CVS Health, Sr. Unscd. Bonds	2.25	8/12/19	4,340,000	[c]	4,366,253
Diageo Capital, Gtd. Notes	1.50	5/11/17	5,300,000		5,314,225
Dr. Pepper Snapple Group, Gtd. Notes	2.60	1/15/19	6,145,000		6,203,685
Kroger, Sr. Unscd. Notes	2.30	1/15/19	4,570,000		4,570,731
McDonald’s, Sr. Unscd. Notes	5.80	10/15/17	4,460,000		4,852,003
Wal-Mart Stores, Sr. Unscd. Notes	3.63	7/8/20	7,920,000		8,445,563
					40,512,515
Energy—2.4%
BP Capital Markets, Gtd. Notes	4.75	3/10/19	5,813,000		6,337,716
Enterprise Products Operating, Gtd. Notes	2.55	10/15/19	3,330,000		3,319,484
Petrobras Global Finance, Gtd. Notes	3.88	1/27/16	6,387,000		6,391,599
Southwestern Energy, Sr. Unscd. Notes	4.95	1/23/25	2,765,000	[c]	2,544,815
Spectra Energy Partners, Sr. Unscd. Notes	3.50	3/15/25	2,760,000		2,553,814
					21,147,428

22

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial—17.2%
American Express Credit, Sr. Unscd. Notes	1.80	7/31/18	6,735,000		6,724,601
American Honda Finance, Sr. Unscd. Notes	1.20	7/14/17	3,450,000		3,438,584
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	7,325,000		7,380,392
Bank of America, Sub. Notes, Ser. L	3.95	4/21/25	7,175,000		6,959,391
Bank of Montreal, Sr. Unscd. Bonds	1.40	4/10/18	4,605,000		4,558,029
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	6,948,000		7,263,891
Citigroup, Sr. Unscd. Bonds	2.50	7/29/19	11,135,000		11,138,686
Fidelity National Information Services, Gtd. Notes	3.88	6/5/24	5,470,000		5,114,767
Ford Motor Credit, Sr. Unscd. Notes	3.00	6/12/17	5,035,000		5,123,807
General Electric Capital, Gtd. Cap. Secs., Ser. C	5.25	6/29/49	3,550,000	[b]	3,614,788
General Electric Capital, Gtd. Notes	5.30	2/11/21	2,765,000		3,119,094
Goldman Sachs Group, Sr. Unscd. Notes	2.63	1/31/19	7,790,000		7,873,680
HSBC Finance, Sub. Notes	6.68	1/15/21	9,502,000		11,068,509
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	7,895,000		7,596,435
MetLife, Sr. Unscd. Notes	6.75	6/1/16	4,450,000		4,651,354
Morgan Stanley, Sub. Notes	4.88	11/1/22	7,610,000		8,052,263
NYSE Holdings, Gtd. Notes	2.00	10/5/17	6,660,000		6,733,127
Private Export Funding, Gov’t Gtd. Notes, Ser. Z	4.38	3/15/19	1,065,000		1,168,570
Rabobank Nederland, Sr. Unscd. Notes	1.70	3/19/18	6,820,000		6,783,370
Royal Bank of Canada, Covered Bonds	1.20	9/19/17	3,330,000		3,320,942
Royal Bank of Scotland Group, Sr. Unscd. Notes	2.55	9/18/15	5,920,000		5,923,404
Santander Holdings USA, Sr. Unscd. Notes	2.65	4/17/20	4,615,000		4,554,165
Simon Property Group, Sr. Unscd. Notes	6.13	5/30/18	5,990,000		6,666,565
Societe Generale, Gtd. Notes	2.63	10/1/18	3,000,000		3,049,848
Societe Generale, Sub. Notes	4.25	4/14/25	4,640,000	[a]	4,442,860
Toyota Motor Credit, Sr. Unscd. Notes	2.10	1/17/19	5,640,000		5,674,021
					151,995,143
Foreign/Governmental—2.2%
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	6,390,000		6,501,825
Province of Nova Scotia Canada, Sr. Unscd. Bonds	5.13	1/26/17	5,430,000		5,747,992
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,515,000		7,079,140
					19,328,957
Health Care—3.9%
AbbVie, Sr. Unscd. Notes	1.80	5/14/18	4,415,000		4,387,808
Actavis Funding, Gtd. Notes	3.45	3/15/22	4,560,000		4,461,814
Amgen, Sr. Unscd. Notes	5.70	2/1/19	2,905,000		3,225,212
AstraZeneca, Sr. Unscd. Notes	5.90	9/15/17	6,090,000		6,640,731
GlaxoSmithKline Capital, Gtd. Bonds	5.65	5/15/18	5,853,000		6,480,799
Pfizer, Sr. Unscd. Notes	6.20	3/15/19	4,050,000		4,605,761
Unitedhealth Group, Sr. Unscd. Notes	1.90	7/16/18	4,335,000		4,348,577
					34,150,702

The Funds 23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Industrial—2.9%
ABB Finance USA, Gtd. Notes	1.63	5/8/17	6,107,000		6,127,239
Burlington North Santa Fe, Sr. Unscd. Debs	5.65	5/1/17	5,530,000		5,913,826
Caterpillar Financial Services, Sr. Unscd. Notes	2.10	6/9/19	6,590,000		6,594,831
United Technologies, Sr. Unscd. Notes	6.13	2/1/19	1,860,000		2,113,525
Waste Management, Gtd. Notes	3.13	3/1/25	4,775,000		4,636,926
					25,386,347
Information Technology—7.1%
Adobe Systems, Sr. Unscd. Notes	4.75	2/1/20	6,414,000		7,000,400
Apple, Sr. Unscd. Notes	1.00	5/3/18	5,915,000		5,852,159
Cisco Systems, Sr. Unscd. Notes	2.13	3/1/19	7,265,000		7,321,943
EMC, Sr. Unscd. Notes	1.88	6/1/18	5,710,000		5,693,053
Fiserv, Sr. Unscd. Notes	3.85	6/1/25	6,035,000		5,974,584
Flextronics International, Gtd. Notes	4.75	6/15/25	4,265,000	[a]	4,136,666
Intel, Sr. Unscd. Notes	1.35	12/15/17	7,930,000		7,921,111
Oracle, Sr. Unscd. Notes	2.50	5/15/22	7,000,000		6,818,777
QUALCOMM, Sr. Unscd. Notes	2.25	5/20/20	5,735,000	[c]	5,675,173
Seagate HDD Cayman, Gtd. Bonds	4.75	1/1/25	2,710,000		2,582,747
Thomson Reuters, Sr. Unscd. Notes	1.65	9/29/17	4,305,000		4,300,441
					63,277,054
Materials—.8%
Dow Chemical, Sr. Unscd. Notes	4.25	11/15/20	6,545,000		6,955,339
Municipal Bonds—4.8%
California Earthquake Authority, Revenue	2.81	7/1/19	4,800,000		4,908,000
California, GO (Various Purpose)	5.95	4/1/16	3,255,000		3,357,012
Florida Hurricane Catastrophe Fund Finance Corporation,
Revenue Bonds	3.00	7/1/20	11,000,000		11,195,910
Massachusetts, GO (Build America Bonds)	4.20	12/1/21	9,625,000		10,542,551
New Jersey Economic Development Authority,
School Facilities Construction Revenue	1.10	6/15/16	6,450,000		6,445,872
University of California Regents, General Revenue	1.80	7/1/19	5,675,000		5,671,992
					42,121,337
Telecommunication Services—3.4%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	6,960,000		7,348,236
British Telecommunications, Sr. Unscd. Notes	1.25	2/14/17	4,900,000		4,888,490
Telefonica Emisiones, Gtd. Notes	3.99	2/16/16	6,635,000		6,715,018
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	10,515,000		11,546,805
					30,498,549

24

BNY Mellon Intermediate Bond Fund (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies—1.0%
Federal Home Loan Bank, Bonds	5.38	5/15/19	4,795,000	[c]	5,478,417
Federal National Mortgage Association, Notes	2.00	4/30/20	3,610,000		3,676,651
					9,155,068
U.S. Government Agencies/
Mortgage-Backed—1.2%
Federal National Mortgage Association;
3.69%, 6/1/17			4,752,013		4,970,550
Government National Mortgage Association I:
Ser. 2013-17, Cl. AB, 2.30%, 1/16/49			3,999,395		4,001,754
Ser. 2005-59, Cl. C, 4.98%, 2/16/37			1,956,996	[b]	1,963,815
					10,936,119
U.S. Government Securities—38.6%
U.S. Treasury Inflation Protected Securities:
Notes, 0.13%, 4/15/18			22,961,956	[d]	22,950,751
Notes, 0.13%, 4/15/20			4,452,680	[c,d]	4,438,418
Notes, 0.63%, 7/15/21			7,495,525	[d]	7,622,844
U.S. Treasury Notes:
0.63%, 7/15/16			11,250,000		11,274,536
0.63%, 5/31/17			17,750,000		17,732,428
0.63%, 6/30/17			5,465,000	[c]	5,458,491
0.63%, 8/31/17			20,750,000		20,704,060
0.63%, 9/30/17			25,000,000		24,919,425
0.75%, 1/15/17			27,680,000	[c]	27,747,761
0.75%, 10/31/17			21,610,000	[c]	21,574,689
0.88%, 12/31/16			47,530,000		47,736,565
0.88%, 1/31/17			38,010,000		38,166,639
0.88%, 2/28/17			17,250,000		17,319,966
1.63%, 11/15/22			2,075,000		2,027,273
2.00%, 11/30/20			5,955,000		6,059,290
2.00%, 7/31/22			8,400,000	[c]	8,442,386
2.00%, 2/15/25			6,315,000		6,205,681
2.25%, 11/15/24			13,270,000		13,339,800
2.63%, 1/31/18			36,500,000		37,997,778
					341,718,781
Utilities—.8%
Duke Energy Carolinas, First Mortgage Bonds	1.75	12/15/16	3,010,000		3,033,072
Hydro-Quebec, Gov’t Gtd. Notes	2.00	6/30/16	3,655,000		3,697,946
					6,731,018
Total Bonds and Notes
(cost $871,314,426)					876,281,984

The Funds 25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)

Other Investment—.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $6,979,474)	6,979,474 [e]	6,979,474

Investment of Cash Collateral for
Securities Loaned—1.2%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $10,841,450)	10,841,450 [e]	10,841,450
Total Investments (cost $889,135,350)	101.1%	894,102,908
Liabilities, Less Cash and Receivables	(1.1%)	(9,312,774)
Net Assets	100.0%	884,790,134

GO—General Obligation
REMIC—Real Estate Mortgage Investment Conduit

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2015, these securities were valued at $10,389,454 or 1.2% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan.At August 31, 2015 the value of the fund’s securities on loan was $59,220,628 and the value of the collateral held by the fund was
$60,940,748, consisting of cash collateral of $10,841,450 and U.S. Government & Agency securities valued at $50,099,298.
[d] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Corporate Bonds	48.4	Money Market Investments	2.0
U.S. Government Securities	38.6	Asset-Backed	2.1
Municipal Bonds	4.8	Commercial Mortgage-Backed	.8
Foreign/Governmental	2.2
U.S. Government Agencies/Mortgage-Backed	2.2		101.1

† Based on net assets.
See notes to financial statements.

26

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon Corporate Bond Fund
	Coupon	Maturity	Principal
Bonds and Notes—98.0%	Rate (%)	Date	Amount ($)		Value ($)
Automobiles & Components—4.4%
Borgwarner, Sr. Unscd. Notes	4.63	9/15/20	3,000,000		3,269,040
Ford Motor Credit, Sr. Unscd. Notes	4.25	2/3/17	5,500,000		5,689,183
General Motors Financial, Gtd. Notes	4.00	1/15/25	2,000,000		1,900,580
General Motors Financial, Gtd. Notes	4.75	8/15/17	2,000,000		2,074,752
Harley-Davidson Financial Services, Gtd. Notes	2.15	2/26/20	5,000,000	[a]	4,956,280
Kia Motors, Sr. Unscd. Notes	3.63	6/14/16	8,800,000	[a]	8,946,740
Nissan Motor Acceptance, Sr. Unscd. Notes	0.98	9/26/16	3,000,000	[a,b]	3,011,727
Volkswagen Group of America Finance, Gtd. Notes	2.13	5/23/19	5,000,000	[a]	4,966,195
					34,814,497
Banks—11.4%
BAC Capital Trust XIV, Gtd. Notes	4.00	9/29/49	3,000,000	[b]	2,309,640
Bank of America, Sub. Notes	4.20	8/26/24	5,000,000		4,968,695
Bank of America, Sub. Notes	5.49	3/15/19	2,000,000		2,221,734
Barclays Bank, Sub. Notes	6.05	12/4/17	6,500,000	[a]	7,039,350
BBVA Bancomer SA Texas, Sr. Unscd. Notes	4.38	4/10/24	4,000,000	[a]	4,050,000
Citigroup, Sub. Notes	3.50	5/15/23	4,000,000		3,878,228
Citigroup, Sub. Notes	4.05	7/30/22	2,500,000		2,564,102
Citigroup, Jr. Sub. Debs., Ser. Q	5.95	12/29/49	5,000,000	[b,c]	4,963,730
Citizens Financial Group, Sub. Notes	4.15	9/28/22	6,000,000	[a]	6,065,916
Credit Suisse Group Funding Guernsey, Gtd. Notes	3.75	3/26/25	7,000,000	[a]	6,793,388
Goldman Sachs Group, Sr. Unscd. Notes	6.15	4/1/18	4,000,000		4,410,036
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	1,250,000		1,202,729
Morgan Stanley, Sub. Notes	4.88	11/1/22	7,000,000		7,406,812
Rabobank Nederland, Sr. Unscd. Notes	1.70	3/19/18	2,000,000		1,989,258
Rabobank Nederland, Bank Gtd. Notes	4.38	8/4/25	5,000,000		5,001,380
Royal Bank of Scotland Group, Sub. Bonds	5.13	5/28/24	5,000,000		5,055,585
Santander Issuances, Gtd. Notes	5.91	6/20/16	5,750,000	[a]	5,905,652
Societe Generale, Gtd. Notes	2.75	10/12/17	4,000,000		4,081,512
Societe Generale, Sub. Notes	4.25	4/14/25	5,750,000	[a]	5,505,700
Westpac Banking, Sub. Bonds	4.63	6/1/18	4,750,000		5,057,372
					90,470,819
Capital Goods—.9%
CRH America, Gtd. Notes	3.88	5/18/25	3,000,000	[a]	2,981,265
Pentair Finance, Gtd. Notes	2.65	12/1/19	4,500,000		4,450,837
					7,432,102

The Funds 27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial & Professional Services—2.5%
Lender Processing Services, Gtd. Notes	5.75	4/15/23	1,556,000		1,647,415
Moody’s, Sr. Unscd. Notes	2.75	7/15/19	2,000,000		2,026,772
Moody’s, Sr. Unscd. Notes	4.50	9/1/22	5,000,000		5,317,435
Total System Services, Sr. Unscd. Notes	2.38	6/1/18	6,500,000		6,478,914
Waste Management, Gtd. Notes	4.75	6/30/20	3,853,000		4,227,539
					19,698,075
Consumer Durables & Apparel—2.4%
D.R. Horton, Gtd. Notes	4.00	2/15/20	5,000,000		5,050,000
Hasbro, Sr. Unscd. Notes	3.15	5/15/21	7,000,000		7,049,105
NVR, Sr. Unscd. Notes	3.95	9/15/22	6,775,000		6,871,307
					18,970,412
Consumer Services—.7%
Brinker International, Sr. Unscd. Notes	3.88	5/15/23	6,000,000		5,816,046
Diversified Financials—8.0%
AerCap Aviation Solutions, Gtd. Notes	6.38	5/30/17	7,845,000		8,256,862
Apollo Management Holdings, Gtd. Notes	4.00	5/30/24	7,000,000	[a]	7,005,957
Bear Stearns, Sub. Notes	5.55	1/22/17	4,800,000		5,050,834
Blackstone Holdings Finance, Gtd. Notes	4.75	2/15/23	3,000,000	[a]	3,197,652
Blackstone Holdings Finance, Gtd. Notes	6.63	8/15/19	2,000,000	[a]	2,311,488
Carlyle Holdings Finance, Gtd. Notes	3.88	2/1/23	5,921,000	[a]	6,050,232
General Electric Capital, Gtd. Cap. Secs., Ser. C	5.25	6/29/49	6,250,000	[b]	6,364,062
HSBC Finance, Sub. Notes	6.68	1/15/21	6,000,000		6,989,166
Jefferies Group, Sr. Unscd. Notes	6.88	4/15/21	2,000,000		2,239,600
Nomura Holdings, Sr. Unscd. Bonds	2.00	9/13/16	4,107,000		4,135,158
NYSE Holdings, Gtd. Notes	2.00	10/5/17	4,500,000		4,549,410
Stifel Financial, Sr. Unscd. Bonds	4.25	7/18/24	7,000,000		6,938,771
					63,089,192
Energy—4.9%
Continental Resources, Gtd. Notes	5.00	9/15/22	4,550,000		4,129,125
Ensco, Sr. Unscd. Notes	4.50	10/1/24	2,000,000	[c]	1,701,126
Marathon Oil, Sr. Unscd. Notes	3.85	6/1/25	5,000,000		4,578,705
Petrobras Global Finance, Gtd. Notes	5.38	1/27/21	7,500,000		6,630,000
Pioneer Natural Resources, Sr. Unscd. Notes	3.95	7/15/22	5,000,000		4,903,300
Regency Energy Partners, Gtd. Notes	5.88	3/1/22	2,500,000		2,575,992
Rowan Companies, Gtd. Notes	7.88	8/1/19	3,000,000		3,223,329
Schlumberger Investment, Gtd. Notes	1.25	8/1/17	3,000,000	[a]	2,977,812
Southwestern Energy, Sr. Unscd. Notes	4.05	1/23/20	3,000,000		2,969,307
Sunoco Logistics Partners Operations, Gtd. Notes	3.45	1/15/23	3,000,000		2,711,853
Sunoco Logistics Partners Operations, Gtd. Notes	4.25	4/1/24	2,250,000		2,101,045
					38,501,594

28

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Food & Staples Retailing—.8%
CVS Health, Sr. Unscd. Notes	2.25	12/5/18	2,000,000		2,020,174
Walgreen, Sr. Unscd. Notes	3.10	9/15/22	4,000,000		3,868,132
					5,888,306
Food, Beverage & Tobacco—2.7%
Anheuser-Busch InBev Finance, Gtd. Notes	1.25	1/17/18	5,000,000		4,968,800
Flowers Foods, Sr. Unscd. Notes	4.38	4/1/22	2,850,000		2,996,786
Grupo Bimbo, Gtd. Notes	3.88	6/27/24	3,000,000	[a]	2,948,670
JB y Co., Gtd. Notes	3.75	5/13/25	6,000,000	[a]	5,798,604
Pernod-Ricard, Sr. Unscd. Notes	5.75	4/7/21	4,000,000	[a]	4,489,048
					21,201,908
Foreign/Governmental—3.6%
Bermudian Government, Sr. Unscd. Notes	5.60	7/20/20	6,102,000	[a,c]	6,773,220
Commonwealth of Bahamas, Sr. Unscd. Notes	5.75	1/16/24	4,000,000	[a]	4,305,000
North American Development Bank, Sr. Unscd. Notes	2.30	10/10/18	3,000,000		3,054,624
Petroleos Mexicanos, Gtd. Notes	2.31	7/18/18	5,000,000	[b]	5,084,300
Petroleos Mexicanos, Gtd. Notes	5.50	1/21/21	3,000,000		3,225,000
Spanish Government, Sr. Unscd. Notes	4.00	3/6/18	6,000,000	[a]	6,348,744
					28,790,888
Health Care Equipment & Services—1.5%
Aetna, Sr. Unscd. Notes	2.20	3/15/19	4,000,000		3,971,660
Dignity Health, Unscd. Notes	3.13	11/1/22	5,000,000		4,979,900
UnitedHealth Group, Sr. Unscd. Notes	3.35	7/15/22	3,000,000	[c]	3,073,323
					12,024,883
Insurance—3.0%
Assured Guaranty U.S. Holdings, Gtd. Notes	5.00	7/1/24	7,000,000	[c]	7,019,740
Five Corners Funding Trust, Sr. Unscd. Bonds	4.42	11/15/23	6,000,000	[a]	6,231,120
MetLife, Sr. Unscd. Notes	1.76	12/15/17	5,000,000	[b]	5,026,500
TIAA Asset Management Finance, Sr. Unscd. Notes	2.95	11/1/19	5,000,000	[a]	5,036,515
					23,313,875
Materials—5.4%
Alcoa, Sr. Unscd. Notes	5.13	10/1/24	2,500,000		2,462,500
Allegheny Technologies, Sr. Unscd. Notes	6.63	8/15/23	6,385,000	[b]	5,666,687
Anglo American Capital, Gtd. Notes	1.24	4/15/16	3,000,000	[a,b]	3,000,294
Dow Chemical, Sr. Unscd. Notes	4.13	11/15/21	5,500,000		5,715,138
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	4,000,000		3,971,536
Freeport-McMoRan, Gtd. Notes	4.00	11/14/21	4,000,000		3,260,000
Georgia-Pacific, Sr. Unscd. Notes	3.16	11/15/21	7,000,000	[a]	7,025,158
Glencore Funding, Gtd. Notes	2.13	4/16/18	5,000,000	[a]	4,760,030
Glencore Funding, Gtd. Notes	4.63	4/29/24	3,000,000	[a]	2,730,165
Temple-Inland, Gtd. Notes	6.38	1/15/16	2,300,000	[b]	2,339,705

The Funds 29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Materials (continued)
Valmont Industries, Gtd. Notes	6.63	4/20/20	1,667,000		1,904,966
					42,836,179
Media—5.3%
21st Century Fox America, Gtd. Notes	3.00	9/15/22	4,250,000		4,114,200
CCO Safari II, Scd. Notes	4.91	7/23/25	5,000,000	[a]	4,960,150
Comcast, Gtd. Notes	3.13	7/15/22	5,000,000		5,033,365
Grupo Televisa, Sr. Unscd. Notes	6.00	5/15/18	5,982,000		6,574,338
Scripps Networks Interactive, Sr. Unscd. Notes	2.80	6/15/20	5,000,000		4,926,030
Sky, Gtd. Notes	2.63	9/16/19	4,000,000	[a]	4,001,468
Thomson Reuters, Gtd. Notes	4.70	10/15/19	5,750,000		6,252,320
Time Warner, Gtd. Notes	4.00	1/15/22	6,250,000		6,416,844
					42,278,715
Municipal Bonds—8.2%
California Earthquake Authority, Revenue	2.81	7/1/19	7,500,000		7,668,750
Florida Hurricane Catastrophe Fund Finance Corporation,
Revenue Bonds	3.00	7/1/20	7,500,000		7,633,575
Illinois, GO (Build America Bonds)	6.20	7/1/21	1,100,000		1,209,318
JobsOhio Beverage System,
Statewide Senior Lien Liquor Profits Revenue	1.82	1/1/18	5,000,000		5,064,350
Kentucky Public Transportation Infrastructure Authority,
Subordinate Toll Revenue, BAN (Downtown Crossing Project)	3.22	7/1/17	2,500,000		2,557,150
Las Vegas Valley Water District, GO (Build America Bonds)	7.10	6/1/39	5,000,000		5,702,000
New Jersey Economic Development Authority,
School Facilities Construction Revenue	1.06	3/1/16	4,500,000		4,458,735
New Jersey Economic Development Authority,
School Facilities Construction Revenue	1.10	6/15/16	5,215,000		5,211,662
New Jersey Transportation Trust Fund
Authority (Transportation System)	1.76	12/15/18	5,000,000		4,963,550
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	2,500,000		2,980,750
Texas Public Finance Authority,
Windstorm Insurance Association Premium Revenue	8.25	7/1/24	7,500,000		7,488,900
University of California Regents, General Revenue	1.80	7/1/19	3,905,000		3,902,930
West Contra Costa Unified School District,
GO (Build America Bonds)	8.46	8/1/34	5,000,000		5,932,350
					64,774,020
Pharmaceuticals, Biotech & Life Sciences—2.4%
AbbVie, Sr. Unscd. Notes	1.75	11/6/17	3,000,000		2,999,061
AbbVie, Sr. Unscd. Notes	3.60	5/14/25	5,000,000		4,932,345
Actavis Funding, Gtd. Notes	3.80	3/15/25	3,000,000		2,909,073
Amgen, Sr. Unscd. Notes	3.88	11/15/21	3,500,000		3,642,607
Teva Pharmaceutical Finance IV, Gtd. Notes	2.25	3/18/20	4,500,000		4,363,101
					18,846,187

30

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Real Estate—8.6%
Boston Properties, Sr. Unscd. Notes	3.70	11/15/18	5,000,000		5,227,325
Brixmor Operating Partnership, Sr. Unscd. Notes	3.88	8/15/22	1,470,000		1,470,900
CBRE Services, Gtd. Notes	4.88	3/1/26	5,000,000		4,946,060
CubeSmart, Gtd. Notes	4.80	7/15/22	6,400,000		6,899,142
DDR, Sr. Unscd. Notes	3.50	1/15/21	5,500,000		5,532,863
EPR Properties, Gtd. Notes	4.50	4/1/25	4,000,000		3,781,720
Essex Portfolio, Gtd. Notes	3.25	5/1/23	2,500,000		2,419,383
First Industrial, Sr. Unscd. Notes	5.95	5/15/17	1,500,000		1,600,805
Lexington Realty Trust, Gtd. Notes	4.40	6/15/24	5,000,000		5,047,115
Liberty Property, Sr. Unscd. Notes	5.50	12/15/16	2,000,000		2,093,780
Liberty Property, Sr. Unscd. Notes	6.63	10/1/17	4,200,000		4,600,096
National Retail Properties, Sr. Unscd. Notes	3.90	6/15/24	4,000,000		3,991,276
Prologis, Gtd. Notes	2.75	2/15/19	3,000,000		3,036,471
Prologis, Gtd. Notes	7.38	10/30/19	2,100,000		2,417,623
Realty Income, Sr. Unscd. Notes	3.88	7/15/24	500,000		500,890
Realty Income, Sr. Unscd. Notes	4.65	8/1/23	3,000,000		3,142,458
Retail Opportunity Investments Partnership, Gtd. Notes	4.00	12/15/24	3,000,000		2,932,032
Retail Opportunity Investments Partnership, Gtd. Notes	5.00	12/15/23	3,500,000		3,699,178
WEA Finance, Gtd. Notes	1.75	9/15/17	2,000,000	[a]	1,995,418
Weingarten Realty Investors, Sr. Unscd. Notes	3.50	4/15/23	3,000,000		2,958,864
					68,293,399
Retailing—.9%
Kohl’s, Sr. Unscd. Notes	4.25	7/17/25	7,000,000		6,828,332
Semiconductors & Semiconductor Equipment—2.0%
Intel, Sr. Unscd. Notes	1.35	12/15/17	3,000,000	[c]	2,996,637
Lam Research, Sr. Unscd. Notes	3.80	3/15/25	8,000,000		7,555,128
Maxim Integrated Products, Sr. Unscd. Notes	2.50	11/15/18	5,000,000		5,037,195
					15,588,960
Software & Services—5.1%
Adobe Systems, Sr. Unscd. Notes	4.75	2/1/20	6,000,000		6,548,550
Broadridge Financial Solutions, Sr. Unscd. Notes	3.95	9/1/20	5,000,000		5,208,910
CA, Sr. Unscd. Notes	2.88	8/15/18	3,750,000		3,818,681
CA, Sr. Unscd. Notes	3.60	8/1/20	5,000,000		5,019,290
eBay, Sr. Unscd. Notes	1.35	7/15/17	3,000,000		2,958,348
eBay, Sr. Unscd. Notes	2.60	7/15/22	2,000,000		1,814,490
Fidelity National Information Services, Gtd. Notes	3.50	4/15/23	2,000,000		1,858,352
Fidelity National Information Services, Gtd. Notes	5.00	3/15/22	4,000,000		4,161,464
Fiserv, Gtd. Notes	3.50	10/1/22	7,000,000		6,988,016
Symantec, Sr. Unscd. Notes	4.20	9/15/20	2,000,000		2,059,012
					40,435,113

The Funds 31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Technology Hardware & Equipment—4.8%
Arrow Electronics, Sr. Unscd. Notes	3.00	3/1/18	3,500,000		3,558,496
Arrow Electronics, Sr. Unscd. Notes	4.00	4/1/25	2,000,000		1,959,966
Arrow Electronics, Sr. Unscd. Notes	5.13	3/1/21	3,000,000		3,269,535
Avnet, Sr. Unscd. Notes	4.88	12/1/22	6,000,000		6,301,002
Cadence Design Systems, Sr. Unscd. Notes	4.38	10/15/24	5,000,000		5,072,450
Flextronics International, Gtd. Notes	4.75	6/15/25	7,550,000	[a]	7,322,821
Jabil Circuit, Sr. Unscd. Bonds	5.63	12/15/20	4,737,000		5,027,141
Seagate HDD Cayman, Gtd. Bonds	4.75	1/1/25	6,000,000		5,718,258
					38,229,669
Telecommunication Services—3.2%
America Movil, Gtd. Notes	5.00	3/30/20	3,980,000		4,383,373
CenturyLink, Sr. Unscd. Notes, Ser. T	5.80	3/15/22	3,000,000		2,857,500
CenturyLink, Sr. Unscd. Notes, Ser. W	6.75	12/1/23	500,000		488,125
Telefonica Emisiones, Gtd. Notes	4.57	4/27/23	6,500,000		6,826,853
Telefonos de Mexico, Gtd. Notes	5.50	11/15/19	3,000,000		3,343,500
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	6,500,000		7,137,826
					25,037,177
Transportation—3.3%
Air Canada 2015-1A PTT, Notes	3.60	9/15/28	3,000,000	[a]	2,913,750
American Airlines, Bonds	3.38	11/1/28	4,500,000		4,404,375
Burlington North Santa Fe, Sr. Unscd. Debs.	3.40	9/1/24	4,000,000		3,978,012
Delta Air Lines, Bonds	3.63	1/30/29	1,000,000		1,006,250
GATX, Sr. Unscd. Notes	3.25	3/30/25	4,000,000		3,785,176
GATX, Sr. Unscd. Notes	4.75	6/15/22	3,000,000		3,178,212
Penske Truck Leasing, Sr. Unscd. Notes	3.38	2/1/22	3,000,000	[a]	2,912,313
Union Pacific, Sr. Unscd. Notes	2.25	2/15/19	4,000,000		4,052,540
					26,230,628
Utilities—2.0%
Black Hills, Sr. Unscd. Notes	4.25	11/30/23	5,000,000		5,231,845
CMS Energy, Sr. Unscd. Notes	5.05	3/15/22	1,500,000		1,632,926
Dominion Resources, Sr. Unscd. Notes	2.25	9/1/15	2,050,000		2,050,000
NextEra Energy Capital Holdings, Gtd. Debs.	2.70	9/15/19	3,000,000		3,006,960
PPL Capital Funding, Gtd. Notes	1.90	6/1/18	2,000,000		1,994,266
PPL Capital Funding, Gtd. Notes	3.95	3/15/24	2,000,000		2,038,206
					15,954,203
Total Bonds and Notes
(cost $776,770,122)					775,345,179

32

BNY Mellon Corporate Bond Fund (continued)

Other Investment—1.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $12,408,832)	12,408,832 [d]	12,408,832

Investment of Cash Collateral for
Securities Loaned—1.2%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $9,934,700)	9,934,700 [d]	9,934,700
Total Investments (cost $799,113,654)	100.8%	797,688,711
Liabilities, Less Cash and Receivables	(.8%)	(6,288,572)
Net Assets	100.0%	791,400,139

BAN—Bond Anticipation Notes
GO—General Obligation

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2015, these securities were valued at $165,317,842 or 20.9% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan.At August 31, 2015, the value of the fund’s securities on loan was $13,229,288 and the value of the collateral held by the fund was
$13,564,560, consisting of cash collateral of $9,934,700 and U.S. Government & Agency securities valued at $3,629,860.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Corporate Bonds	86.2	Money Market Investments	2.8
Municipal Bonds	8.2
Foreign/Governmental	3.6		100.8

† Based on net assets.
See notes to financial statements.

The Funds 33

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon Short-Term U.S. Government Securities Fund
	Coupon	Maturity	Principal
Bonds and Notes—99.3%	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage Pass-Through Ctfs.—3.4%
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Ser. 2006-CD2, Cl. A4	5.49	1/15/46	2,541,921	[a]	2,549,364
GE Capital Commercial Mortgage Corporation Trust,
Ser. 2006-C1, Cl. A4	5.45	3/10/44	2,062,188	[a]	2,068,789
JP Morgan chase Commercial Mortgage Securities,
Ser. 2006-LDP8, Cl. A4	5.40	5/15/45	1,628,824		1,663,347
JP Morgan Chase Commercial Mortgage Securities,
Ser. 2005-LDP5, Cl. A4	5.41	12/15/44	384,426	[a]	383,995
					6,665,495
Municipal Bonds—6.4%
California Earthquake Authority, Revenue	2.81	7/1/19	1,275,000		1,303,687
California, GO (Various Purpose)	1.05	2/1/16	1,000,000		1,002,460
California, GO (Various Purpose)	1.25	11/1/16	1,000,000		1,008,400
Florida Hurricane Catastrophe Fund Finance
Corporation, Revenue	2.11	7/1/18	2,850,000		2,869,323
Kansas Development Finance Authority,
Revenue (State of Kansas—Kansas Public
Employees Retirement System)	1.88	4/15/18	1,000,000		1,000,160
Nassau County Interim Finance Authority,
Sales Tax Secured Revenue	0.86	11/15/15	2,500,000		2,500,725
University of California Regents, General Revenue	0.70	7/1/17	3,000,000	[a]	2,999,550
					12,684,305
U.S. Government Agencies—28.7%
Federal Farm Credit Bank, Bonds	0.64	1/11/17	3,750,000		3,747,679
Federal Farm Credit Bank, Bonds	0.69	5/16/17	1,380,000		1,375,301
Federal Farm Credit Bank, Bonds	1.14	11/20/17	7,610,000		7,612,854
Federal Farm Credit Bank, Bonds. Sr. Unscd	1.29	6/14/19	3,050,000		3,012,973
Federal Farm Credit Bank, Bonds	1.42	4/29/19	2,750,000		2,740,859
Federal Home Loan Bank, Bonds	1.00	9/26/17	500,000		499,657
Federal Home Loan Bank, Bonds, Ser.2	1.00	11/24/17	1,845,000		1,845,007
Federal Home Loan Bank, Bonds	1.30	2/26/18	5,930,000		5,918,573
Federal Home Loan Bank, Bonds	1.30	6/5/18	1,360,000		1,357,808
Federal Home Loan Bank, Bonds	5.38	5/15/19	650,000		742,643
Federal Home Loan Mortgage Corporation, Unscd. Notes	1.00	9/8/17	3,750,000	[b]	3,747,919
Federal Home Loan Mortgage Corporation, Unscd. Notes	1.02	10/16/17	6,500,000	[b]	6,491,628
Federal Home Loan Mortgage Corporation, Unscd. Notes	1.40	7/30/18	3,210,000	[b]	3,213,187
Federal Home Loan Mortgage Corporation, Unscd. Notes	1.00	6/16/17	3,515,000	[b]	3,516,213
Federal National Mortgage Association, Notes	0.65	2/27/17	2,000,000	[b]	1,995,566
Federal National Mortgage Association, Notes, Ser. 1	1.00	4/30/18	3,310,000	[b]	3,290,163
Federal National Mortgage Association, Notes	1.13	4/30/18	1,090,000	[b]	1,088,702

34

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal National Mortgage Association, Notes		1.50	10/23/19	4,400,000	[b]	4,363,973
						56,560,705
U.S. Government Agencies/Mortgage-Backed—26.4%
Federal Home Loan Mortgage Corp.:
4.50%, 12/1/19—9/1/26				5,715,040	[b]	5,978,735
REMIC, Ser. 3846, Cl. CK, 1.50%, 9/15/20				994,403	[b]	999,221
REMIC, Ser. 4079, Cl. WA, 2.00%, 8/15/40				3,279,776	[b]	3,272,102
REMIC, Ser. 2663, Cl. BC, 4.00%, 8/15/18				2,641,647	[b]	2,722,685
REMIC, Ser. 2675, Cl. CK, 4.00%, 9/15/18				98,648	[b]	101,814
REMIC, Ser. 3986, Cl. P, 4.00%, 3/15/39				534,691	[b]	544,590
REMIC, Ser. 3578, Cl. AM, 4.50%, 9/15/16				145,116	[b]	146,408
REMIC, Ser. 2495, Cl. UC, 5.00%, 7/15/32				8,283	[b]	8,563
Federal National Mortgage Association:
2.00%, 5/1/25				662,993		670,131
2.50%, 3/1/22—5/1/25				3,226,771	[b]	3,318,734
3.63%, 7/1/18				884,091	[b]	938,844
4.50%, 11/1/22				4,539,465	[b]	4,742,079
REMIC, Ser. 2010-13, Cl. KA, 2.00%, 12/25/18				995,623	[b]	1,004,585
REMIC, Ser. 2011-23, Cl. AB, 2.75%, 6/25/20				2,149,385	[b]	2,196,224
REMIC, Ser. 2012-94, Cl. E, 3.00%, 6/25/22				2,298,991	[b]	2,365,895
REMIC, Ser. 2009-111, Cl. JB, 3.00%, 4/25/39				269,726	[b]	272,532
REMIC, Ser. 2011-7, Cl. DA, 3.50%, 5/25/24				35,095	[b]	35,108
REMIC, Ser. 2010-87, Cl. GA, 4.00%, 2/25/24				186,419	[b]	187,377
REMIC, Ser. 2008-23, Cl. A, 4.50%, 10/25/22				74,702	[b]	75,115
REMIC, Ser. 2003-67, Cl. TJ, 4.75%, 7/25/18				541,149	[b]	560,032
REMIC, Ser. 2003-49, Cl. YD, 5.50%, 6/25/23				126,146	[b]	127,029
REMIC, Ser. 2004-53, Cl. P, 5.50%, 7/25/33				171,401	[b]	173,989
Government National Mortgage Association I:
Ser. 2013-101, Cl. A, 0.51%, 5/16/35				4,219,693		4,144,446
Ser. 2013-73, Cl. A,	0.98%, 12/16/35			4,352,935		4,294,806
Ser. 2012-22, Cl. AB, 1.66%, 3/16/33				370,880		371,781
Ser. 2013-105, Cl. A, 1.71%, 2/16/37				3,689,132		3,664,116
Ser. 2011-20, Cl. A,	1.88%, 4/16/32			2,227,004		2,231,814
Ser. 2011-49, Cl. A,	2.45%, 7/16/38			2,967,643		3,010,969
Ser. 2010-100, Cl. D, 4.07%, 1/16/51				1,669,343	[a]	1,687,222
Ser. 2003-48, Cl. C,	4.89%, 7/16/34			545,065		557,240
Ser. 2005-76, Cl. B,	4.89%, 10/16/38			1,655,431	[a]	1,668,979
Government National Mortgage Association II;
Ser. 2010-101, Cl. NC, 2.50%, 11/20/36				86,095		86,775
						52,159,940
U.S. Government Securities—34.4%
U.S. Treasury Notes:
0.50%, 11/30/16				4,000,000		3,999,088
0.88%, 1/31/17				8,000,000		8,032,968

The Funds 35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)	Other Investment—2.5%	Shares	Value ($)
U.S. Government				Registered
Securities (continued)				Investment Company;
U.S. Treasury Notes (continued):				Dreyfus
0.88%, 10/15/17	7,000,000		7,007,427	Institutional
0.88%, 11/15/17	5,250,000		5,253,040	Preferred Plus
0.88%, 1/15/18	8,000,000		7,994,840	Money Market Fund
1.00%, 12/15/17	8,000,000		8,023,024	(cost $4,943,597)	4,943,597 [d]	4,943,597
1.00%, 2/15/18	6,000,000	[c]	6,010,080
1.00%, 5/15/18	8,250,000		8,249,621	Total Investments
1.00%, 8/15/18	5,000,000		4,992,775	(cost $201,854,409)	101.8%	200,850,591
1.13%, 6/15/18	8,250,000		8,273,686	Liabilities, Less Cash
			67,836,549	and Receivables	(1.8%)	(3,626,158)

Total Bonds and Notes				Net Assets	100.0%	197,224,433
(cost $196,910,812)			195,906,994

GO—General Obligation
REMIC—Real Mortagage Investment Conduit

a Variable rate security—interest rate subject to periodic change.
b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with
FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
c Security, or portion thereof, on loan.At August 31, 2015, the value of the fund’s securities on loan was $6,010,080 and the value of the collateral held by the fund was
$6,153,676, consisting of U.S. Government & Agency securities.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government Agencies	55.1	Commercial Mortgage-Backed	3.4
U.S. Government Securities	34.4	Money Market Investment	2.5
Municipal Bonds	6.4		101.8

† Based on net assets.
See notes to financial statements.

36

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2015

				BNY Mellon
		BNY Mellon	BNY Mellon	Short-Term
	BNY Mellon	Intermediate	Corporate	U.S. Government
	Bond Fund	Bond Fund	Bond Fund	Securities Fund
Assets ($):
Investments in securities—See Statement of Investments†
(including securities on loan)††—Note 1(b):
Unaffiliated issuers	1,004,720,551	876,281,984	775,345,179	195,906,994
Affiliated issuers	13,819,289	17,820,924	22,343,532	4,943,597
Receivable for investment
securities sold	10,138,026	—	1,925,294	—
Dividends, interest and securities lending income receivable	6,235,348	5,178,773	8,007,617	450,608
Receivable for shares of Beneficial Interest subscribed	249,888	265,266	266,034	2,539
Prepaid expenses	20,809	19,822	14,247	17,556
	1,035,183,911	899,566,769	807,901,903	201,321,294
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	390,605	338,768	300,942	71,370
Due to Administrator—Note 3(a)	108,003	93,725	83,915	20,972
Cash overdraft due to Custodian	1,796,625	837,695	1,089,380	14,518
Payable for investment securities purchased	10,370,282	2,048,826	4,680,316	3,750,000
Liability for securities on loan—Note 1(b)	3,060,800	10,841,450	9,934,700	—
Payable for shares of Beneficial Interest redeemed	782,371	551,772	354,114	199,435
Accrued expenses	67,665	64,399	58,397	40,566
	16,576,351	14,776,635	16,501,764	4,096,861
Net Assets ($)	1,018,607,560	884,790,134	791,400,139	197,224,433
Composition of Net Assets ($):
Paid-in capital	1,008,353,597	888,772,908	805,038,318	208,487,211
Accumulated investment income—net	265,043	301,624	458,843	63,672
Accumulated net realized gain (loss) on investments	(4,303,661)	(9,251,956)	(12,672,079)	(10,322,632)
Accumulated net unrealized appreciation
(depreciation) on investments	14,292,581	4,967,558	(1,424,943)	(1,003,818)
Net Assets ($)	1,018,607,560	884,790,134	791,400,139	197,224,433
Net Asset Value Per Share
Class M Shares
Net Assets ($)	1,010,386,533	877,321,921	786,084,896	195,648,058
Shares Outstanding	79,329,017	69,879,562	62,432,829	16,522,514
Net Asset Value Per Share ($)	12.74	12.55	12.59	11.84
Investor Shares
Net Assets ($)	8,221,027	7,468,213	5,315,243	1,576,375
Shares Outstanding	646,970	594,612	422,166	133,321
Net Asset Value Per Share ($)	12.71	12.56	12.59	11.82
† Investments at cost ($):
Unaffiliated issuers	990,427,970	871,314,426	776,770,122	196,910,812
Affiliated issuers	13,819,289	17,820,924	22,343,532	4,943,597
††Value of securities on loan ($)	52,353,428	59,220,628	13,229,288	6,010,080

See notes to financial statements.

The Funds 37

STATEMENTS OF OPERATIONS

Year Ended August 31, 2015

				BNY Mellon
		BNY Mellon	BNY Mellon	Short-Term
	BNY Mellon	Intermediate	Corporate	U.S. Government
	Bond Fund	Bond Fund	Bond Fund	Securities Fund
Investment Income ($):
Income:
Interest	28,763,575	18,229,902	25,722,147	2,248,670
Income from securities lending—Note 1(b)	48,741	56,577	70,219	12,116
Cash dividends;
Affiliated issuers	13,097	9,852	8,741	3,394
Total Income	28,825,413	18,296,331	25,801,107	2,264,180
Expenses:
Investment advisory fee—Note 3(a)	4,175,351	3,645,023	3,158,678	788,260
Administration fee—Note 3(a)	1,286,975	1,123,511	973,607	277,667
Custodian fees—Note 3(b)	77,275	64,501	59,351	19,987
Trustees’ fees and expenses—Note 3(c)	65,435	40,595	49,852	13,177
Professional fees	56,497	49,554	40,411	31,858
Registration fees	29,866	29,660	39,041	29,607
Shareholder servicing costs—Note 3(b)	23,599	18,702	13,080	3,792
Prospectus and shareholders’ reports	15,400	9,929	5,653	8,581
Loan commitment fees—Note 2	9,986	9,159	9,508	2,032
Miscellaneous	43,996	45,433	49,333	33,894
Total Expenses	5,784,380	5,036,067	4,398,514	1,208,855
Less—reduction in fees due to
earnings credits—Note 3(b)	(9)	(8)	(2)	(2)
Net Expenses	5,784,371	5,036,059	4,398,512	1,208,853
Investment Income—Net	23,041,042	13,260,272	21,402,595	1,055,327
Realized and Unrealized Gain (Loss)
on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,893,863	3,433,622	(1,348,407)	442,474
Net unrealized appreciation (depreciation) on investments	(17,220,035)	(13,121,777)	(18,122,002)	(641,369)
Net Realized and Unrealized Gain (Loss) on Investments	(14,326,172)	(9,688,155)	(19,470,409)	(198,895)
Net Increase in Net Assets Resulting from Operations	8,714,870	3,572,117	1,932,186	856,432

See notes to financial statements.

38

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2015	2014	2015	2014
Operations ($):
Investment income—net	23,041,042	26,390,775	13,260,272	15,551,799
Net realized gain (loss) on investments	2,893,863	12,833,246	3,433,622	3,250,287
Net unrealized appreciation (depreciation) on investments	(17,220,035)	16,427,599	(13,121,777)	8,171,646
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,714,870	55,651,620	3,572,117	26,973,732
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(27,414,861)	(30,493,389)	(17,067,354)	(19,216,433)
Investor Shares	(219,936)	(230,990)	(121,389)	(140,635)
Net realized gain on investments:
Class M Shares	(2,408,122)	(15,528,378)	—	(6,357,401)
Investor Shares	(22,615)	(122,988)	—	(56,520)
Total Dividends	(30,065,534)	(46,375,745)	(17,188,743)	(25,770,989)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	140,159,445	139,739,656	133,871,253	190,158,009
Investor Shares	10,156,088	7,978,609	9,630,429	10,164,564
Dividends reinvested:
Class M Shares	5,986,027	14,743,821	3,482,582	7,360,340
Investor Shares	225,238	330,590	107,875	181,504
Cost of shares redeemed:
Class M Shares	(154,767,849)	(271,511,953)	(158,778,804)	(235,558,817)
Investor Shares	(11,250,581)	(7,526,215)	(8,568,791)	(12,338,621)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(9,491,632)	(116,245,492)	(20,255,456)	(40,033,021)
Total Increase (Decrease) in Net Assets	(30,842,296)	(106,969,617)	(33,872,082)	(38,830,278)
Net Assets ($):
Beginning of Period	1,049,449,856	1,156,419,473	918,662,216	957,492,494
End of Period	1,018,607,560	1,049,449,856	884,790,134	918,662,216
Undistributed investment income—net	265,043	392,272	301,624	246,964
Capital Share Transactions (Shares):
Class M Shares
Shares sold	10,824,835	10,819,071	10,545,637	14,905,973
Shares issued for dividends reinvested	463,209	1,151,700	274,672	578,435
Shares redeemed	(11,965,604)	(21,046,850)	(12,513,648)	(18,475,803)
Net Increase (Decrease) in Shares Outstanding	(677,560)	(9,076,079)	(1,693,339)	(2,991,395)
Investor Shares
Shares sold	786,616	619,028	757,599	796,117
Shares issued for dividends reinvested	17,461	25,734	8,505	14,237
Shares redeemed	(869,871)	(584,147)	(674,628)	(966,716)
Net Increase (Decrease) in Shares Outstanding	(65,794)	60,615	91,476	(156,362)

See notes to financial statements.

The Funds 39

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon		BNY Mellon Short-Term
	Corporate Bond Fund		U.S. Government Securities Fund
	Year Ended August 31,		Year Ended August 31,
	2015	2014	2015	2014
Operations ($):
Investment income—net	21,402,595	15,589,295	1,055,327	503,121
Net realized gain (loss) on investments	(1,348,407)	1,247,039	442,474	62,069
Net unrealized appreciation (depreciation) on investments	(18,122,002)	26,849,704	(641,369)	482,972
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,932,186	43,686,038	856,432	1,048,162
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(25,237,440)	(20,462,536)	(2,739,026)	(2,917,601)
Investor Shares	(159,946)	(29,704)	(15,229)	(7,017)
Net realized gain on investments:
Class M Shares	—	(138,471)	—	—
Investor Shares	—	(218)	—	—
Total Dividends	(25,397,386)	(20,630,929)	(2,754,255)	(2,924,618)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M Shares	222,649,831	313,078,676	79,156,646	133,824,915
Investor Shares	8,657,857	2,685,439	2,733,011	1,582,308
Dividends reinvested:
Class M Shares	8,602,085	5,561,663	646,918	704,409
Investor Shares	40,199	25,818	14,230	6,915
Cost of shares redeemed:
Class M Shares	(169,141,225)	(148,537,331)	(136,233,802)	(157,888,755)
Investor Shares	(4,736,335)	(1,804,216)	(1,956,531)	(1,677,132)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	66,072,412	171,010,049	(55,639,528)	(23,447,340)
Total Increase (Decrease) in Net Assets	42,607,212	194,065,158	(57,537,351)	(25,323,796)
Net Assets ($):
Beginning of Period	748,792,927	554,727,769	254,761,784	280,085,580
End of Period	791,400,139	748,792,927	197,224,433	254,761,784
Undistributed investment income—net	458,843	155,867	63,672	60,727
Capital Share Transactions (Shares):
Class M Shares
Shares sold	17,294,578	24,525,732	6,646,583	11,150,819
Shares issued for dividends reinvested	669,501	434,815	54,347	58,691
Shares redeemed	(13,175,760)	(11,676,338)	(11,436,795)	(13,152,428)
Net Increase (Decrease) in Shares Outstanding	4,788,319	13,284,209	(4,735,865)	(1,942,918)
Investor Shares
Shares sold	671,094	210,491	229,553	131,951
Shares issued for dividends reinvested	3,128	2,018	1,198	577
Shares redeemed	(369,199)	(141,425)	(164,546)	(139,823)
Net Increase (Decrease) in Shares Outstanding	305,023	71,084	66,205	(7,295)

See notes to financial statements.

40

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund’s financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Bond Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	13.00	12.89	13.71	13.38	13.36
Investment Operations:
Investment income—net[a]	.29	.31	.32	.38	.39
Net realized and unrealized
gain (loss) on investments	(.18)	.34	(.64)	.42	.14
Total from Investment Operations	.11	.65	(.32)	.80	.53
Distributions:
Dividends from investment income—net	(.34)	(.36)	(.39)	(.44)	(.49)
Dividends from net realized gain on investments	(.03)	(.18)	(.11)	(.03)	(.02)
Total Distributions	(.37)	(.54)	(.50)	(.47)	(.51)
Net asset value, end of period	12.74	13.00	12.89	13.71	13.38
Total Return (%)	.87	5.19	(2.41)	6.05	4.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.55	.55	.55
Ratio of net expenses to average net assets	.55	.55	.55	.55	.55
Ratio of net investment income
to average net assets	2.21	2.41	2.40	2.80	2.98
Portfolio Turnover Rate	59.94	43.62	66.14 [b]	76.43	86.75 [b]
Net Assets, end of period ($ x 1,000)	1,010,387	1,040,204	1,148,032	1,326,472	1,353,593

a Based on average shares outstanding.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2013 and 2011 were 65.03% and 79.13%, respectively.

See notes to financial statements.

The Funds 41

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Bond Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.97	12.86	13.69	13.35	13.34
Investment Operations:
Investment income—net[a]	.26	.28	.29	.34	.35
Net realized and unrealized
gain (loss) on investments	(.18)	.34	(.65)	.43	.13
Total from Investment Operations	.08	.62	(.36)	.77	.48
Distributions:
Dividends from investment income—net	(.31)	(.33)	(.36)	(.40)	(.45)
Dividends from net realized gain on investments	(.03)	(.18)	(.11)	(.03)	(.02)
Total Distributions	(.34)	(.51)	(.47)	(.43)	(.47)
Net asset value, end of period	12.71	12.97	12.86	13.69	13.35
Total Return (%)	.62	4.95	(2.74)	5.87	3.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.80	.80	.80
Ratio of net expenses to average net assets	.80	.80	.80	.80	.80
Ratio of net investment income
to average net assets	1.95	2.16	2.16	2.55	2.73
Portfolio Turnover Rate	59.94	43.62	66.14 [b]	76.43	86.75 [b]
Net Assets, end of period ($ x 1,000)	8,221	9,246	8,387	9,240	11,083

a Based on average shares outstanding.
b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended August 31, 2013 and 2011 were 65.03% and 79.13%, respectively.

See notes to financial statements.

42

			Class M Shares
			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.75	12.73	13.26	13.09	13.15
Investment Operations:
Investment income—net[a]	.19	.21	.23	.29	.32
Net realized and unrealized
gain (loss) on investments	(.15)	.17	(.44)	.25	.04
Total from Investment Operations	.04	.38	(.21)	.54	.36
Distributions:
Dividends from investment income—net	(.24)	(.27)	(.30)	(.37)	(.42)
Dividends from net realized gain on investments	—	(.09)	(.02)	(.00)[b]	—
Total Distributions	(.24)	(.36)	(.32)	(.37)	(.42)
Net asset value, end of period	12.55	12.75	12.73	13.26	13.09
Total Return (%)	.39	2.87	(1.64)	4.18	2.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.56	.55	.55
Ratio of net expenses to average net assets	.55	.55	.56	.55	.55
Ratio of net investment income
to average net assets	1.46	1.66	1.77	2.23	2.42
Portfolio Turnover Rate	50.80	42.45	44.76	39.00	45.15
Net Assets, end of period ($ x 1,000)	877,322	912,247	949,095	957,778	980,237

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.

See notes to financial statements.

The Funds 43

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	12.75	12.73	13.26	13.09	13.15
Investment Operations:
Investment income—net[a]	.15	.18	.20	.26	.29
Net realized and unrealized
gain (loss) on investments	(.13)	.16	(.45)	.24	.04
Total from Investment Operations	.02	.34	(.25)	.50	.33
Distributions:
Dividends from investment income—net	(.21)	(.23)	(.26)	(.33)	(.39)
Dividends from net realized gain on investments	—	(.09)	(.02)	(.00)[b]	—
Total Distributions	(.21)	(.32)	(.28)	(.33)	(.39)
Net asset value, end of period	12.56	12.75	12.73	13.26	13.09
Total Return (%)	.14	2.69	(1.91)	3.91	2.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.82	.81	.80
Ratio of net expenses to average net assets	.80	.80	.82	.81	.80
Ratio of net investment income
to average net assets	1.21	1.40	1.51	1.98	2.18
Portfolio Turnover Rate	50.80	42.45	44.76	39.00	45.15
Net Assets, end of period ($ x 1,000)	7,468	6,415	8,397	5,012	4,260

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.

See notes to financial statements.

44

		Class M Shares
		Year Ended August 31,
BNY Mellon Corporate Bond Fund	2015	2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	12.96	12.49	12.91	12.50
Investment Operations:
Investment income—net[b]	.35	.32	.30	.12
Net realized and unrealized
gain (loss) on investments	(.31)	.56	(.29)	.43
Total from Investment Operations	.04	.88	.01	.55
Distributions:
Dividends from investment income—net	(.41)	(.41)	(.39)	(.14)
Dividends from net realized gain on investments	—	(.00)[c]	(.04)	—
Total Distributions	(.41)	(.41)	(.43)	(.14)
Net asset value, end of period	12.59	12.96	12.49	12.91
Total Return (%)	.31	7.21	.02	4.40	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.56	.58	.70	[e]
Ratio of net expenses to average net assets	.56	.56	.58	.60	[e]
Ratio of net investment income
to average net assets	2.71	2.48	2.31	2.25	[e]
Portfolio Turnover Rate	34.56	33.17	36.99	34.08	[d]
Net Assets, end of period ($ x 1,000)	786,085	747,274	554,152	312,231

a	From March 2, 2012 (commencement of operations) to August 31, 2012.
b	Based on average shares outstanding.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

The Funds 45

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
		Year Ended August 31,
BNY Mellon Corporate Bond Fund	2015	2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	12.96	12.49	12.91	12.50
Investment Operations:
Investment income—net[b]	.33	.28	.26	.07
Net realized and unrealized
gain (loss) on investments	(.32)	.57	(.29)	.46
Total from Investment Operations	.01	.85	(.03)	.53
Distributions:
Dividends from investment income—net	(.38)	(.38)	(.35)	(.12)
Dividends from net realized gain on investments	—	(.00)[c]	(.04)	—
Total Distributions	(.38)	(.38)	(.39)	(.12)
Net asset value, end of period	12.59	12.96	12.49	12.91
Total Return (%)	.04	6.92	(.24)	4.29	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.82	.85	1.12	[e]
Ratio of net expenses to average net assets	.81	.82	.85	.85	[e]
Ratio of net investment income
to average net assets	2.46	2.21	2.05	1.67	[e]
Portfolio Turnover Rate	34.56	33.17	36.99	34.08	[d]
Net Assets, end of period ($ x 1,000)	5,315	1,519	575	40

a	From March 2, 2012 (commencement of operations) to August 31, 2012.
b	Based on average shares outstanding.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

46

			Class M Shares
			Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	11.95	12.03	12.22	12.30	12.40
Investment Operations:
Investment income (loss)—net[a]	.06	.02	(.02)	(.00)[b]	.07
Net realized and unrealized
gain (loss) on investments	(.02)	.03	(.04)	.01	.02
Total from Investment Operations	.04	.05	(.06)	.01	.09
Distributions:
Dividends from investment income—net	(.15)	(.13)	(.13)	(.09)	(.19)
Net asset value, end of period	11.84	11.95	12.03	12.22	12.30
Total Return (%)	.31	.44	(.49)	.07	.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54	.53	.53	.52	.52
Ratio of net expenses to average net assets	.54	.53	.53	.52	.52
Ratio of net investment income
(loss) to average net assets	.47	.19	(.13)	(.00)[c]	.56
Portfolio Turnover Rate	105.49	116.19	125.01	152.13	143.65
Net Assets, end of period ($ x 1,000)	195,648	253,961	279,192	302,756	349,975

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.
c	Amount represents less than .01%.

See notes to financial statements.

The Funds 47

FINANCIAL HIGHLIGHTS (continued)

			Investor Shares
			Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	11.93	12.01	12.21	12.29	12.40
Investment Operations:
Investment income (loss)—net[a]	.03	(.01)	(.05)	(.04)	.04
Net realized and unrealized
gain (loss) on investments	(.02)	.03	(.05)	.02	.00	[b]
Total from Investment Operations	.01	.02	(.10)	(.02)	.04
Distributions:
Dividends from investment income—net	(.12)	(.10)	(.10)	(.06)	(.15)
Net asset value, end of period	11.82	11.93	12.01	12.21	12.29
Total Return (%)	.07	.18	(.84)	(.15)	.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79	.78	.78	.78	.78
Ratio of net expenses to average net assets	.79	.78	.78	.78	.78
Ratio of net investment income
(loss) to average net assets	.22	(.06)	(.40)	(.29)	.34
Portfolio Turnover Rate	105.49	116.19	125.01	152.13	143.65
Net Assets, end of period ($ x 1,000)	1,576	801	894	1,142	1,171

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.

See notes to financial statements.

48

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified fixed income funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”).The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Funds 49

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2015 in valuing each fund’s investments.

At August 31, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

50

Table 1—Fair Value Measurements

			Investments in Securities
				Level 2—Other
	Level 1—Unadjusted			Significant	Level 3—Significant
		Quoted Prices	Observable Inputs		Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total ($)
BNY Mellon Bond Fund
Asset-Backed	—	—	2,832,159	—	—	—	2,832,159
Commercial Mortgage-Backed	—	—	11,130,000	—	—	—	11,130,000
Corporate Bonds†	—	—	395,268,656	—	—	—	395,268,656
Foreign Government	—	—	21,078,141	—	—	—	21,078,141
Municipal Bonds†	—	—	68,925,410	—	—	—	68,925,410
Mutual Funds	13,819,289	—	—	—	—	—	13,819,289
U.S. Government Agencies/
Mortgage-Backed	—	—	311,278,786	—	—	—	311,278,786
U.S. Treasury	—	—	194,207,399	—	—	—	194,207,399
BNY Mellon
Intermediate Bond Fund
Asset-Backed	—	—	18,597,490	—	—	—	18,597,490
Commercial Mortgage-Backed	—	—	6,883,532	—	—	—	6,883,532
Corporate Bonds†	—	—	427,540,700	—	—	—	427,540,700
Foreign Government	—	—	19,328,957	—	—	—	19,328,957
Municipal Bonds†	—	—	42,121,337	—	—	—	42,121,337
Mutual Funds	17,820,924	—	—	—	—	—	17,820,924
U.S. Government Agencies/
Mortgage-Backed	—	—	20,091,187	—	—	—	20,091,187
U.S. Treasury	—	—	341,718,781	—	—	—	341,718,781
BNY Mellon
Corporate Bond Fund
Corporate Bonds†	—	—	681,780,271	—	—	—	681,780,271
Foreign Government	—	—	28,790,888	—	—	—	28,790,888
Municipal Bonds†	—	—	64,774,020	—	—	—	64,774,020
Mutual Funds	22,343,532	—	—	—	—	—	22,343,532
BNY Mellon Short-Term U.S.
Government Securities Fund
Commercial Mortgage-Backed	—	—	6,665,495	—	—	—	6,665,495
Municipal Bonds†	—	—	12,684,305	—	—	—	12,684,305
Mutual Funds	4,943,597	—	—	—	—	—	4,943,597
U.S. Government Agencies/
Mortgage-Backed	—	—	108,720,645	—	—	—	108,720,645
U.S. Treasury	—	—	67,836,549	—	—	—	67,836,549

†	See Statements of Investments for additional detailed categorizations.

The Funds 51

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities.The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Table 2 summarizes the amount The Bank of New York Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2015.

Table 2—Securities Lending Agreement
BNY Mellon Bond Fund	$ 12,318
BNY Mellon Intermediate Bond Fund	15,007
BNY Mellon Corporate Bond Fund	18,289
BNY Mellon Short-Term U.S.
Government Securities Fund	3,183

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Table 3 summarizes each fund’s investments in affiliated investment companies during the period ended August 31, 2015.

Table 3—Affiliated Investment Companies

	Value				Value		Net
	8/31/2014	($)	Purchases ($)	Sales ($)	8/31/2015	($)	Assets (%)
BNY Mellon Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	7,816,922		266,311,196	263,369,629	10,758,489		1.1
Dreyfus Institutional Cash Advantage Fund	2,385,000		43,634,117	42,958,317	3,060,800.3
Total	10,201,922		309,945,313	306,327,946	13,819,289		1.4
BNY Mellon Intermediate Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	10,090,672		173,210,748	176,321,946	6,979,474.8
Dreyfus Institutional Cash Advantage Fund	4,090,700		55,424,399	48,673,649	10,841,450		1.2
Total	14,181,372		228,635,147	224,995,595	17,820,924		2.0
BNY Mellon Corporate Bond Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	1,556,274		215,936,854	205,084,296	12,408,832		1.6
Dreyfus Institutional Cash Advantage Fund	16,427,220		117,357,047	123,849,567	9,934,700		1.2
Total	17,983,494		333,293,901	328,933,863	22,343,532		2.8
BNY Mellon Short-Term U.S.
Government Securities Fund
Dreyfus Institutional Preferred
Plus Money Market Fund	7,926,224		153,652,852	156,635,479	4,943,597		2.5
Dreyfus Institutional CashAdvantage Fund	—		13,688,020	13,688,020	—		—
Total	7,926,224		167,340,872	170,323,499	4,943,597		2.5

52

(d) Risk: The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-dividend date. The funds normally declare and pay dividends from investment income-net monthly. With respect to each fund, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of the funds not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2015, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2015, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 4 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2015.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act

Table 4—Components of Accumulated Earnings

	Undistributed	Accumulated	Unrealized	Capital (Losses)
	Ordinary	Capital	Appreciation	Realized After
	Income ($)	(Losses) ($)	(Depreciation) ($)	October 31, 2014 ($)†
BNY Mellon Bond Fund	265,043	—	11,471,612	(1,482,692)
BNY Mellon Intermediate Bond Fund	301,624	(5,085,806)	801,408	—
BNY Mellon Corporate Bond Fund	458,843	(5,655,659)	(8,441,363)	—
BNY Mellon Short-Term
U.S. Government Securities Fund	63,672	(10,260,495)	(1,065,955)	—

†	These losses were deferred for tax purposes to the first day of the following fiscal year.

The Funds 53

NOTES TO FINANCIAL STATEMENTS (continued)

(“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 5 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2015.

Table 6 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2015 and August 31, 2014, respectively.

During the period ended August 31, 2015, as a result of permanent book to tax differences, where indicated, each identified fund increased accumulated undistributed investment income-net, increased (decreased) accumulated net realized gain (loss) on investments and (decreased) paid in capital as summarized in Table 7. These permanent book to tax differences are primarily due to the tax treatment for amortization of premiums and paydown gains and losses on mortgage-backed securities for BNY Mellon Bond Fund and BNY Mellon Intermediate Bond Fund, amortization of premiums for BNY Mellon Corporate Bond Fund, and amortization of premiums, paydown gains and losses on mortgage-backed securities and a capital loss carryover expiration for BNY Mellon Short-Term U.S. Government

Table 5—Capital Loss Carryover

					Post-Enactment	Post-Enactment
	Expiring in fiscal year				Short-Term	Long-Term
	2018	($)†	2019	($)†	Losses ($)†† Losses ($)††† Total ($)
BNY Mellon Intermediate Bond Fund	—		—		3,657,577	1,428,229	5,085,806
BNY Mellon Corporate Bond Fund	—		—		2,485,122	3,170,537	5,655,659
BNY Mellon Short-Term U.S.
Government Securities Fund	28,528		64,834		6,395,840	3,771,293	10,260,495

†	If not applied, the carryovers expire in the above fiscal years.
††	Post-enactment short-term losses which can be carried forward for an unlimited period.
†††	Post-enactment long-term losses which can be carried forward for an unlimited period.

Table 6—Tax Character of Distributions Paid

	Ordinary Income ($)		Long-Term Capital Gains ($)
	2015	2014	2015	2014
BNY Mellon Bond Fund	27,634,797	30,724,379	2,430,737	15,651,366
BNY Mellon Intermediate Bond Fund	17,188,743	19,361,232	—	6,409,757
BNY Mellon Corporate Bond Fund	25,397,386	20,630,929	—	—
BNY Mellon Short-Term
U.S. Government Securities Fund	2,754,255	2,924,618	—	—

Table 7—Return of Capital Statement of Position

	Accumulated
	Undistributed	Accumulated
	Investment	Net Realized	Paid-in
	Income—Net ($)	Gain (Loss) ($)	Capital ($)
BNY Mellon Bond Fund	4,466,526	(4,466,526)	—
BNY Mellon Intermediate Bond Fund	3,983,131	(3,983,131)	—
BNY Mellon Corporate Bond Fund	4,297,767	(4,297,767)	—
BNY Mellon Short-Term
U.S. Government Securities Fund	1,701,873	3,000,123	(4,701,996)

54

Securities Fund. Net assets and net asset values per share were not affected by these reclassifications.

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2015, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the administration agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

(b) Each fund has adopted a Shareholder Services Plan with respect to their Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 8 summarizes the amounts Investor shares were charged during the period ended August 31, 2015, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 8—Shareholder Services Plan Fees
BNY Mellon Bond Fund	$ 23,307
BNY Mellon Intermediate Bond Fund	18,362
BNY Mellon Corporate Bond Fund	12,977
BNY Mellon Short-Term
U.S. Government Securities Fund	3,728

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New

The Funds 55

NOTES TO FINANCIAL STATEMENTS (continued)

York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2015 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were partially offset by earnings credits, also summarized in Table 9.

Each fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for each fund.These fees are determined based on net assets, geographic region and transaction activity. Table 10 summarizes the amount each fund was charged during the period ended August 31, 2015 pursuant to the custody agreement.

Table 10—Custody Agreement Fees

BNY Mellon Bond Fund	$ 77,275
BNY Mellon Intermediate Bond Fund	64,501
BNY Mellon Corporate Bond Fund	59,351
BNY Mellon Short-Term
U.S. Government Securities Fund	19,987

Each fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. Table 11 summarizes the amount each fund was charged during the period ended August 31, 2015 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 11—The Bank of New York Mellon Cash Management Fees

BNY Mellon Bond Fund	$ 76
BNY Mellon Intermediate Bond Fund	119
BNY Mellon Corporate Bond Fund	21
BNY Mellon Short-Term
U.S. Government Securities Fund	13

During the period ended August 31, 2015, each fund was charged $10,965 for services performed by the Chief Compliance Officer and his staff.

Table 12 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

Table 9—Cash Management Agreement Fees

	Dreyfus Transfer, Inc.	Dreyfus Transfer, Inc.
	Cash Management Fees ($)	Earnings Credits ($)
BNY Mellon Bond Fund	216	(9)
BNY Mellon Intermediate Bond Fund	194	(8)
BNY Mellon Corporate Bond Fund	49	(2)
BNY Mellon Short-Term U.S. Government Securities Fund	51	(2)

Table 12—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custodian	Compliance
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)
BNY Mellon Bond Fund	348,142	1,819	38,907	1,737
BNY Mellon Intermediate Bond Fund	302,493	1,532	33,006	1,737
BNY Mellon Corporate Bond Fund	270,496	1,189	27,520	1,737
BNY Mellon Short-Term
U.S. Government Securities Fund	59,152	340	10,141	1,737

56

NOTE 4—Securities Transactions:

Table 13 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended August 31, 2015.

Table 14 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2015.

Table 13—Purchases and Sales

	Purchases ($)	Sales ($)
BNY Mellon Bond Fund	617,532,068	631,869,642
BNY Mellon Intermediate Bond Fund	456,783,738	470,513,797
BNY Mellon Corporate Bond Fund	325,445,143	267,412,622
BNY Mellon Short-Term U.S. Government Securities Fund	235,321,224	299,440,767

Table 14—Accumulated Net Unrealized Appreciation (Depreciation)

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	Depreciation ($)	Net ($)
BNY Mellon Bond Fund	1,007,068,228	21,432,235	9,960,623	11,471,612
BNY Mellon Intermediate Bond Fund	893,301,500	10,435,453	9,634,045	801,408
BNY Mellon Corporate Bond Fund	806,130,074	8,585,708	17,027,071	(8,441,363)
BNY Mellon Short-Term U.S. Government Securities Fund	201,916,546	82,028	1,147,983	(1,065,955)

The Funds 57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of BNY Mellon Funds Trust:

We have audited the accompanying statements of assets and liabilities of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund, and BNY Mellon Short-Term U.S. Government Securities Fund, (collectively the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments as of August 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund, and BNY Mellon Short-Term U.S. Government Securities Fund as of August 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 30, 2015

58

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Bond Fund

For federal tax purposes, the fund designates the maximum amount allowable but not less than 89.51% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0301 per share as a capital gain dividend paid on December 15, 2014 in accordance with Section 852(b)(3)(c) of the Internal Revenue Code.

BNY Mellon Intermediate Bond Fund

For federal tax purposes, the fund designates the maximum amount allowable but not less than 84.31% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Corporate Bond Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 75.27% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Short-Term U.S. Government Securities Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

The Funds 59

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT
ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 9-10, 2015, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement (together, the “Agreement”), pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services. The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds. Dreyfus provided the number of open accounts in each fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds (such as intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2014, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and comparison funds. They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance.

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affil-

60

iated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

BNY Mellon Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (ranking in the fourth quartile of the Performance Group in all periods), except for the ten-year period when the fund’s performance was at the Performance Universe median. The Board also noted that the fund’s yield performance was above the Performance Group medians for eight of the ten one-year periods and above the Performance Universe medians for nine of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also received a presentation from the fund’s primary portfolio manager regarding the factors that had influenced the fund’s performance results over the past year, including the fact that the fund’s target duration generally was shorter than those of the funds in the Performance Group and the fund typically held higher quality securities than those held by some of the funds in the Performance Group.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Intermediate Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the one-year period when the fund’s performance was above the Performance Group and Performance Universe medians and for the ten-year period when the fund’s performance was above the Performance Universe median.The Board also noted that the fund’s yield performance was above the Performance Group medians for seven of the ten one-year periods and above the Performance Universe medians for each of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also received a presentation from the fund’s primary portfolio manager regarding the factors that had influenced the fund’s performance results over the past year, including the fact that the fund’s target duration generally was shorter than those of the funds in the Performance Group.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median (highest in the Expense Group), the fund’s actual management fee was above the Expense Group and Expense Universe medians (highest in the Expense Group) and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

The Funds 61

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY
AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

BNY Mellon Corporate Bond Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the one- and two-year periods since the fund commenced operations. The Board also noted that the fund’s yield performance was below the Performance Group and Performance Universe medians for each of the two one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s total return to the return of the fund’s benchmark index and it was noted that the fund’s performance was above the return of the index in 2014.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

BNY Mellon Short-Term U.S. Government Securities Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (ranking in the fourth quartile of the Performance Group for most periods). The Board also noted that the fund’s yield performance was at or above the Performance Group medians for seven of the ten one-year periods and above the Performance Universe medians for each of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also received a presentation from the fund’s portfolio manager regarding the factors that had influenced the fund’s performance results over the past year, including the fact that the fund’s target duration generally was shorter than those of the funds in the Performance Group.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing each fund, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board considered, on the advice of its counsel, the profitability analysis with respect to each fund (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent, and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus repre-

62

sentatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among the funds and the funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent, and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

  With respect to BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund, the Board was satisfied with each fund’s yield perfor- mance and noted the considerations described above with respect to total return performance.

  With respect to BNY Mellon Corporate Bond Fund, while the Board was concerned with the fund’s per- formance, the Board expressed confidence in the fund’s strategies and portfolio manager and agreed to closely monitor performance.

  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of each fund and the services provided to the funds by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined to renew the Agreement.

The Funds 63

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (72)
Chairman of the Board (2000)
Principal Occupation During Past 5Years:
• Attorney, Cozen and O’Connor, P.C. since 1973, including
Vice Chairman since 1980 and Chief Executive Officer and
President from 2002 to 2007
No. of Portfolios for which Board Member Serves: 25
———————
John R. Alchin (67)
Board Member (2008)
Principal Occupation During Past 5Years:
• Retired since 2007
• Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-
Chief Financial Officer and Treasurer, from 2002 to 2007
Other Public Company Board Membership During Past 5Years:
• Polo Ralph Lauren Corporation, a retail clothing and home
furnishing company, Director (2007-present)
No. of Portfolios for which Board Member Serves: 25
———————
Ronald R. Davenport (79)
Board Member (2000)
Principal Occupation During Past 5Years:
• Chairman of Sheridan Broadcasting Corporation since July 1972
No. of Portfolios for which Board Member Serves: 25
———————
Jack Diederich (78)
Board Member (2000)
Principal Occupation During Past 5Years:
• Chairman of Digital Site Systems, Inc., a privately held soft-
ware company providing internet service to the construction
materials industry, since July 1998
No. of Portfolios for which Board Member Serves: 25

Kim D. Kelly (59)
Board Member (2008)
Principal Occupation During Past 5Years:
• Consultant since 2005
• Chief Restructuring Officer of Allegiance Communications
LLC from August 2011 to January 2013
• Director and Chair of Broadview Networks Holdings, Inc.
from August 2011 to November 2012
• Chief Restructuring Officer of Equity Media Holdings
Corporation from December 2008 to July 2010
Other Public Company Board Membership During Past 5Years:
• MCG Capital Corp., Director (2004-present)
No. of Portfolios for which Board Member Serves: 25
———————
Maureen M.Young (70)
Board Member (2000)
Principal Occupation During Past 5Years:
• Retired since 2007
• Director of the Office of Government Relations at Carnegie
Mellon University from January 2000 to December 2007
No. of Portfolios for which Board Member Serves: 25
———————
Kevin C. Phelan (71)
Board Member (2000)
Principal Occupation During Past 5Years:
• Mortgage Banker, Colliers International since March 1978,
including, Co-Chairman since 2010, President since 2007 and
Executive Vice President and Director from March 1998 to
September 2007
No. of Portfolios for which Board Member Serves: 25

64

Patrick J. Purcell (67)
Board Member (2000)
Principal Occupation During Past 5Years:
• Owner, President and Publisher of the Boston Herald since
February 1994
• President and Founder, jobfind.com, an employment search
site on the world wide web, since July 1996
• President and Chief Executive Officer, Herald Media since 2001
No. of Portfolios for which Board Member Serves: 25

Thomas F. Ryan, Jr. (74)
Board Member (2000)
Principal Occupation During Past 5Years:
• Retired since April 1999
• President and Chief Operating Officer of the American Stock
Exchange from October 1995 to April 1999
Other Public Company Board Membership During Past 5Years:
• RepliGen Corporation, a biopharmaceutical company,
Director (2002-present)
No. of Portfolios for which Board Member Serves: 25

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

The Funds 65

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management’s Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 51 years old and has served in various capacities with BNY Mellon since 1993.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 39 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

66

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 169 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The Funds 67

For More Information

BNY Mellon Funds Trust	Custodian
c/o The Dreyfus Corporation
200 Park Avenue	The Bank of New York Mellon
New York, NY 10166	225 Liberty Street
New York, NY 10286
Investment Adviser
Transfer Agent &
BNY Mellon Fund Advisers, a division of	Dividend Disbursing Agent
The Dreyfus Corporation
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
New York, NY 10166
Administrator
Distributor
The Bank of New York Mellon
225 Liberty Street	MBSC Securities Corporation
New York, NY 10286	200 Park Avenue
New York, NY 10166
Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Corporate Bond Fund	Class M: BYMMX	Investor: BYMIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation	MFTAR0815-TB

The BNY Mellon Funds

BNY Mellon Money Market Fund

BNY Mellon National Municipal Money Market Fund

ANNUAL REPORT	August 31, 2015

Contents

The Funds
Letter from the President	2
Discussion of Funds’ Performance
BNY Mellon Money Market Fund	3
BNY Mellon National Municipal
Money Market Fund	5
Understanding Your Fund’s Expenses	7
Comparing Your Fund’s Expenses
With Those of Other Funds	7
Statements of Investments	8
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	24
Report of Independent Registered
Public Accounting Firm	30
Important Tax Information	31
Information About the Renewal
of Each Fund’s Investment
Advisory Agreement and
Administration Agreement	32
Board Members Information	35
Officers of the Trust	37

For More Information

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

• Not FDIC-Insured
• Not Bank-Guaranteed
• May Lose Value

The Funds

LETTER FROM
THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Funds Trust, covering the 12-month period from September 1, 2014, through August 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period. For much of the year, a recovering U.S. economy enabled stocks to advance, but those gains were erased in August when economic concerns in China, falling commodity prices and a stronger U.S. dollar sparked sharp corrections in equity markets throughout the world.The emerging markets were especially hard hit in this environment. U.S. bonds generally fared better, rallying in late 2014 due to robust investor demand before reversing course in the spring as the domestic economy strengthened. Global economic instability in August hurt corporate-backed and inflation-linked bonds, but U.S. government securities held up relatively well.

We expect market uncertainty and volatility to persist over the near term as investors vacillate between hopes that current market turmoil represents a healthy correction and fears that further disappointments could trigger a full-blown bear market. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on Chinese fiscal and monetary policy, liquidity factors affecting various asset classes, and other developments that could influence investor sentiment. Over the longer term, we remain confident that financial markets are likely to stabilize as the world adjusts to slower Chinese economic growth, abundant energy resources, and the anticipated eventual normalization of monetary policy. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 15, 2015

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014 through August 31, 2015, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon Money Market Fund’s Class M shares produced a yield of 0.00%, and its Investor shares produced a yield of 0.00%.Taking into account the effects of compounding, the fund’s Class M shares and Investor shares produced effective yields of 0.00% and 0.00%, respectively.1

Money market yields remained anchored near zero percent by an unchanged federal funds rate throughout the reporting period.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including U.S. government securities; certificates of deposit, time deposits, bankers’ acceptances, and other short-term domestic or foreign bank obligations; repurchase agreements; high-grade commercial paper and other short-term corporate obligations; and taxable municipal obligations. Normally, the fund invests at least 25% of its net assets in bank obligations.

U.S. Economic Recovery Persisted Despite Headwinds

The creation of 250,000 new jobs, an unemployment rate of 5.9%, and low inflation in September 2014 helped drive a sustained economic recovery. Despite disappointing global economic news in October, U.S. economic data stayed strong, including a 5.7% unemployment rate and 221,000 new jobs. The Federal Reserve Board (the “Fed”) ended its quantitative easing program, signaling that such aggressive accommodation was no longer needed. In November, the unemployment rate ticked higher to 5.8% even as 423,000 new jobs were added and falling fuel prices gave consumers greater buying power. In December, 329,000 jobs were created and the unemployment rate slipped to 5.6%, contributing to a 2.2% annualized growth rate for the fourth quarter of 2015.

January 2015 saw 201,000 new jobs, rising hourly wages, and a 5.7% unemployment rate. Unemployment dipped to 5.5% in February, when 266,000 jobs were created. Wages continued to move higher, but exports were hurt by a strong U.S. dollar, and orders for durable goods and retail sales weakened amid harsh weather in parts of the U.S. March brought more discouraging news when job creation moderated to 119,000 positions, the unemployment rate was unchanged, and the strengthening U.S. dollar drove the U.S. trade deficit to a six-and-a-half year high. In contrast, hourly wages and the personal savings rate climbed during the month.The U.S. economy sputtered for the first quarter of 2015 overall, posting a 0.6% annualized growth rate.

The recovery regained momentum in April, when 187,000 jobs were created and the unemployment rate slid to 5.4%. Housing starts surged, and permit issuance for new construction climbed above year-ago levels. In contrast, industrial production dropped due to seasonal factors and lower commodity prices. The rebound continued to gain traction in May, when employers created 260,000 jobs, hourly wages rose, and the unemployment rate ticked higher to 5.5%. Meanwhile, stabilizing currency exchange rates enabled the U.S. trade deficit to shrink significantly during the month, and retail sales posted robust gains. Sentiment in the financial markets deteriorated in June when the Greek debt crisis intensified, but U.S. economic data remained positive as 245,000 new jobs

The Funds 3

DISCUSSION OF FUND PERFORMANCE (continued)

were added and the unemployment rate fell to 5.3%. Manufacturing activity expanded for the 30th consecutive month, and consumer spending rose as Americans earned higher levels of disposable income. The U.S. economy grew at an estimated 3.7% annualized rate over the second quarter of the year.

July brought more good economic news when 245,000 jobs were added and the unemployment rate stayed steady. Average hourly wages increased, as did retail and food service sales. Meanwhile, the manufacturing and service sectors of the economy continued to expand. On the other hand, U.S. equity markets reacted negatively to greater-than-expected economic weakness in China. Although the unemployment rate fell to 5.1% in August, its lowest level since March 2008, the addition of 173,000 new jobs fell short of analysts’ expectations. Instability in China continued to roil the financial markets, especially after the country’s central bank depreciated its currency. On a brighter note, U.S. wages and personal income grew at a healthy pace.

Fed Expected to Raise Rates Gradually

At its September meeting, the Fed declined to implement the first in a series of widely expected rate hikes, citing “recent global economic and financial developments [that] may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” While many analysts expect rate hikes to begin later this year, those increases, if implemented, are likely to be modest and gradual.

Therefore, we intend for now to maintain the fund’s weighted average maturity in a range we consider to be in line with industry averages, but we are prepared to adjust our strategies quickly as market conditions change.As always, we remain focused on well-established issuers with good quality and liquidity characteristics.

September 18, 2015

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more Nationally Recognized Statistical Ratings Organization (NRSRO) (or unrated, if deemed of comparable quality by the investment adviser), involve credit and liquidity risks and risk of principal loss.

[1]	Effective yield is based upon dividends declared daily and reinvested monthly.
Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

4

DISCUSSION OF
FUND PERFORMANCE

For the period of September 1, 2014 through August 31, 2015, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2015, BNY Mellon National Municipal Money Market Fund’s Class M shares produced a yield of 0.00%, and Investor shares produced a yield of 0.00%.Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced effective yields of 0.00% and 0.00%, respectively.1

Long-term interest rates encountered heightened volatility over the reporting period amid changing economic sentiment, but short-term interest rates and yields of tax-exempt money market instruments remained near zero percent.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity. To pursue its goal, the fund invests at least 80% of its assets in short-term municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper, and municipal leases.The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, bank and corporate obligations, and commercial paper. The fund also may invest in custodial receipts.

U.S. Economic Recovery Back on Track After Soft Patch

The reporting period began in the midst of a sustained domestic economic recovery characterized by a falling unemployment rate, robust job creation, and improved consumer and business confidence. Although long-term interest rates typically rise in a growing economy, bond yields declined in late 2014 due to a supply-and-demand imbalance when global investors seeking more competitive yields flocked to U.S. Treasury securities.This trend began to reverse in early 2015 as investor demand normalized, and longer term interest rates drifted higher.

The economic recovery stumbled during the winter of 2015, posting a 0.6% annualized growth rate for the first quarter due to unusually harsh weather in parts of the U.S. and a strengthening U.S. dollar.The soft patch proved temporary, and U.S. GDP reaccelerated at a 3.7% annualized rate over the second quarter as labor markets resumed their gains, housing markets strengthened, and currency exchange rates stabilized. Consequently, longer term interest rates moved higher through much of the spring and summer, until economic instability and currency devaluations in China sparked a renewed flight to U.S.Treasury securities. In spite of volatility among longer term interest rates, short-term interest rates remained steady as the Federal Reserve Board (the “Fed”) maintained the overnight federal funds rate in a range between 0% and 0.25%.

The Funds 5

DISCUSSION OF FUND PERFORMANCE (continued)

Issuance continues to be the main driver in the short-term municipal market keeping yields anchored at record lows. Short-term issuance is below 2014’s levels, as the need for short-term financing has diminished and tax receipts continue to remain strong and have supported better financial conditions for many municipalities. The outlook for higher yields combined with money market reform has increased the one year note index off of historical lows. This year’s note season has been well received from investors. Robust demand for a limited supply of variable rate demand notes (VRDNs) also kept yields of variable-rate instruments near historical lows.

Despite isolated pockets of fiscal weakness in Illinois and Puerto Rico, municipal credit quality generally continued to improve. Many states and municipalities have seen tax revenues climb beyond pre-recession levels, enabling them to balance their budgets and replenish reserves.

Focus on Quality and Liquidity

Careful and well-researched credit selection has remained key to the fund’s management. We have focused mainly on instruments with strong liquidity characteristics, including VRDNs, and we have maintained broad diversification across municipal issuers and instruments backed by third parties. More specifically, we have identified what we believe are stable credits meeting our investment criteria among state general obligation bonds; essential service revenue bonds issued by water, sewer, and electric enterprises; certain local credits with strong financial positions and stable tax bases; and various health care and education issuers. In light of relatively narrow yield differences along the market’s maturity spectrum, we have continued to maintain the fund’s weighted average maturities in a range that is consistent with industry averages.

Fed Expected to Raise Rates Gradually

At its September meeting, the Fed refrained from implementing the first in a series of widely expected rate hikes, citing “recent global economic and financial developments [that] may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.”While many analysts anticipate rate hikes later this year, we expect those increases, if implemented, to be modest and gradual.

Nonetheless, the outlook for higher short-term rates, recent money market reforms, and a well-received 2015 note issuance season already have begun to move yields of one-year municipal notes above their historical lows. While we will monitor the market for further evidence of this trend, we continue to believe that an emphasis on preservation of capital and liquidity remains the prudent course for fund management.

September 15, 2015

An investment in the funds is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

[1]	Effective yield is based upon dividends declared daily and reinvested monthly.
Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by the investment advisor pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each BNY Mellon money market fund from March 1, 2015 to August 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2015
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$ 1.01	$ 1.01
Ending value (after expenses)	$ 1,000.00	$ 1,000.00
Annualized expense ratio (%)	.20	.20
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$ .40	$ .45
Ending value (after expenses)	$ 1,000.00	$ 1,000.00
Annualized expense ratio (%)	.08	.09

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return.You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in each fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

assuming a hypothetical 5% annualized return for the six months ended August 31, 2015
	Class M Shares	Investor Shares
BNY Mellon Money Market Fund
Expenses paid per $1,000†	$ 1.02	$ 1.02
Ending value (after expenses)	$ 1,024.20	$ 1,024.20
Annualized expense ratio (%)	.20	.20
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$ .41	$ .46
Ending value (after expenses)	$ 1,024.80	$ 1,024.75
Annualized expense ratio (%)	.08	.09

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Funds 7

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon Money Market Fund

Negotiable Bank	Principal				Principal
Certificates of Deposit—20.8%	Amount ($)		Value ($)	Commercial Paper (continued)	Amount ($)		Value ($)

Bank of Montreal (Yankee)				Credit Agricole
0.29%, 10/14/15	15,000,000		15,000,000	0.07%, 9/1/15	14,000,000		14,000,000
Credit Suisse				Erste Abwicklungsanstalt
New York (Yankee)				0.24%, 10/9/15	12,000,000	[a]	11,996,960
0.28%, 10/1/15	10,000,000		10,000,000	General Electric Capital Corp.
DZ Bank AG (Yankee)				0.25%, 12/1/15	10,000,000		9,993,681
0.33%, 10/14/15	15,000,000		15,000,000	ING (US) Funding LLC
Mizuho Bank Ltd/NY (Yankee)				0.27%, 10/2/15	15,000,000		14,996,512
0.32%, 11/19/15	10,000,000	[a]	10,000,000	State Street Corp.
Norinchukin Bank/NY (Yankee)				0.20%, 9/16/15	12,000,000		11,999,000
0.28%, 10/26/15	15,000,000		15,000,000	Total Commercial Paper
Toronto Dominion				(cost $99,975,553)			99,975,553
Bank NY (Yankee)
0.31%, 10/26/15	5,000,000		5,000,000
				Asset-Backed
Total Negotiable Bank				Commercial Paper—9.5%
Certificates of Deposit
(cost $70,000,000)			70,000,000	Antalis S.A.
				0.23%, 9/8/15	10,000,000	[a]	9,999,553
				Collateralized Commercial
Commercial Paper—29.7%				Paper Program Co., LLC
Bank of Nova Scotia				0.30%, 10/26/15	12,000,000		11,994,500
0.28%, 10/6/15	12,000,000	[a]	11,996,733	Victory Receivables Corp.
Caisse des Depots et Consignations				0.19%, 9/11/15	10,000,000	[a]	9,999,472
0.24%, 10/14/15	15,000,000		14,995,700	Total Asset-Backed
Coca Cola Company				Commercial Paper
0.21%, 10/23/15	10,000,000	[a]	9,996,967	(cost $31,993,525)			31,993,525

8

BNY Mellon Money Market Fund (continued)

Time Deposits—33.8%	Shares	Value ($)	Repurchase Agreement—5.9%	Shares	Value ($)
Australia and New Zealand Banking			Credit Agricole CIB
Group Ltd. (Grand Cayman)			0.12%, dated 8/31/15,
0.07%, 9/1/15	12,000,000	12,000,000	due 9/1/15 in the amount
Credit Industriel et Commercial			of $20,000,067 (fully
(Grand Cayman)			collateralized by $2,247,413
0.07%, 9/1/15	16,000,000	16,000,000	U.S. Treasury Bonds, 3.13%,
DNB Bank (Grand Cayman)			due 11/15/41, value $2,371,968,
0.06%, 9/1/15	14,000,000	14,000,000	$8,104,447 U.S. Treasury Inflation
			Protected Securities, 0.13%-3.88%,
Lloyds Bank (London)			due 7/15/16-2/15/41,
0.06%, 9/1/15	14,000,000	14,000,000	value $9,273,632,
Natixis New York (Grand Cayman)			and $8,614,210 U.S. Treasury
0.07%, 9/1/15	16,000,000	16,000,000	Notes, 1.38%-3.25%,
Royal Bank of Canada (Toronto)			due 12/31/16-5/15/25,
0.06%, 9/1/15	14,000,000	14,000,000	value $8,754,400)
Skandinaviska Enskilda			(cost $20,000,000)	20,000,000	20,000,000
Banken NY (Grand Cayman)
0.07%, 9/1/15	14,000,000	14,000,000	Total Investments
			(cost $335,969,078)	99.7%	335,969,078
Swedbank (Grand Cayman)
0.06%, 9/1/15	14,000,000	14,000,000	Cash and Receivables (Net)	.3%	1,179,287
Total Time Deposits			Net Assets	100.0%	337,148,365
(cost $114,000,000)		114,000,000

a Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2015, these securities amounted to $63,989,685 or 19.0% of net assets.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Banking	73.9	Asset-Backed/Special Purpose Entity	3.0
Asset-Backed/Banking	6.5	Beverages—Soft Drink	3.0
Repurchase Agreement	5.9	Finance	3.0
Savings and Loans	4.4		99.7

† Based on net assets.
See notes to financial statements.

The Funds 9

STATEMENT OF INVESTMENTS

August 31, 2015

BNY Mellon National Municipal Money Market Fund
	Coupon	Maturity	Principal
Short-Term Investments—99.0%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.4%
Mobile County Industrial Development Authority, Gulf Opportunity
Zone Revenue (SSAB Alabama Inc.) (LOC; Swedbank)	0.04	9/7/15	7,000,000	[a]	7,000,000
Mobile Industrial Development Board, Dock and
Wharf Revenue, Refunding (Holnam Inc. Project)
(LOC; Bayerische Landesbank)	0.03	9/7/15	4,110,000	[a]	4,110,000
Arizona—.8%
Phoenix Industrial Development Authority,
MFHR, Refunding (Copper Palms Apartments
Project) (Liquidity Facility; FHLMC and LOC; FHLMC)	0.03	9/7/15	6,550,000		6,550,000
California—4.9%
California Educational Facilities Authority, CP (Stanford University)	0.09	11/2/15	1,200,000		1,199,993
California Statewide Communities Development Authority,
Revenue, CP (Kaiser Permanente)	0.14	11/5/15	15,000,000		14,999,711
California Statewide Communities Development Authority,
Revenue, CP (Kaiser Permanente)	0.14	11/5/15	10,000,000		9,999,808
Manteca Redevelopment Agency, Subordinate Tax Allocation
Revenue, Refunding (Amended Merged Project Area)
(LOC; State Street Bank and Trust Co.)	0.01	9/1/15	4,500,000	[a]	4,500,000
Pittsburg Redevelopment Agency, Subordinate Tax Allocation
Revenue (Los Medanos Community Development Project)
(Liquidity Facility: California State Teachers Retirement
System and State Street Bank and Trust Co.)	0.01	9/1/15	7,750,000	[a]	7,750,000
Colorado—4.5%
Sheridan Redevelopment Agency, Tax Increment Revenue,
Refunding (South Santa Fe Drive Corridor Redevelopment
Project) (LOC; JPMorgan Chase Bank)	0.04	9/7/15	4,900,000	[a]	4,900,000
Southern Ute Indian Tribe of the
Southern Ute Indian Reservation, Revenue	0.04	9/7/15	10,035,000	[a]	10,035,000
Southern Ute Indian Tribe of the
Southern Ute Indian Reservation, Revenue	0.05	9/7/15	20,300,000	[a]	20,300,000
Connecticut—.3%
Connecticut Health and Educational Facilities Authority,
Revenue (Westminster School Issue) (LOC; Bank of America)	0.07	9/7/15	2,670,000	[a]	2,670,000
District of Columbia—1.6%
District of Columbia, Revenue (American Geophysical
Union Issue) (LOC; Bank of America)	0.08	9/7/15	2,645,000	[a]	2,645,000
Metropolitan Washington Airports Authority,
Dulles Toll Road Revenue, CP (LOC; JPMorgan Chase Bank)	0.09	12/3/15	10,000,000		10,000,000

10

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida—.3%
Jacksonville, IDR (University of Florida Health Sciences
Center Clinic) (LOC; Branch Banking and Trust Co.)	0.06	9/7/15	2,400,000	[a]	2,400,000
Illinois—15.0%
Channahon, Revenue (Morris Hospital) (LOC; U.S. Bank NA)	0.02	9/7/15	7,920,000	[a]	7,920,000
DuPage County, Revenue (The Morton Arboretum
Project) (LOC; Northern Trust Company)	0.02	9/7/15	17,000,000	[a]	17,000,000
Galesburg, Revenue (Knox College Project) (LOC; PNC Bank NA)	0.03	9/7/15	4,600,000	[a]	4,600,000
Illinois Development Finance Authority, Revenue (Saint Ignatius
College Preparatory School) (LOC; PNC Bank NA)	0.03	9/7/15	12,000,000	[a]	12,000,000
Illinois Educational Facilities Authority, Revenue (ACI/Cultural
Pooled Financing Program) (LOC; JPMorgan Chase Bank)	0.01	9/7/15	15,000,000	[a]	15,000,000
Illinois Educational Facilities Authority, Revenue (ACI/Cultural
Pooled Financing Program) (LOC; JPMorgan Chase Bank)	0.01	9/7/15	5,000,000	[a]	5,000,000
Illinois Educational Facilities Authority, Revenue (Field Museum
of National History) (LOC; Northern Trust Company)	0.01	9/7/15	5,000,000	[a]	5,000,000
Illinois Educational Facilities Authority, Revenue
(National-Louis University) (LOC; JPMorgan Chase Bank)	0.02	9/7/15	9,150,000	[a]	9,150,000
Illinois Educational Facilities Authority, Revenue
(The Lincoln Park Society) (LOC; Citibank NA)	0.05	9/7/15	400,000	[a]	400,000
Illinois Finance Authority, IDR (Fitzpatrick Brothers, Inc.
Project) (Liquidity Facility; Northern Trust Company)	0.05	9/7/15	2,935,000	[a]	2,935,000
Illinois Finance Authority, Revenue (Joan W. and
Irving B. Harris Theater for Music and
Dance Project) (LOC; PNC Bank NA)	0.03	9/7/15	14,000,000	[a]	14,000,000
Illinois Finance Authority, Revenue (Kohl Children's Museum of
Greater Chicago Inc. Project) (LOC; Northern Trust Company)	0.03	9/7/15	1,675,000	[a]	1,675,000
Illinois Finance Authority, Revenue (Saint Ignatius
College Preparatory Project) (LOC; PNC Bank NA)	0.04	9/7/15	13,000,000	[a]	13,000,000
Illinois Housing Development Authority,
MFHR (Woodlawn Six Apartments) (LOC; FHLMC)	0.04	9/7/15	8,100,000	[a]	8,100,000
Lake Villa, Revenue (The Allendale Association
Project) (LOC; Wells Fargo Bank)	0.07	9/7/15	2,480,000	[a]	2,480,000
Louisiana—2.8%
Louisiana Public Facilities Authority,
Revenue (Air Products and Chemicals Project)	0.01	9/1/15	4,000,000	[a]	4,000,000
Louisiana Public Facilities Authority,
Revenue (Air Products and Chemicals Project)	0.01	9/1/15	5,000,000	[a]	5,000,000

The Funds 11

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Louisiana (continued)
Louisiana Public Facilities Authority,
Revenue (Air Products and Chemicals Project)	0.01	9/1/15	13,300,000	[a]	13,300,000
Maryland—4.0%
Baltimore County, Revenue (Cross Creek
Apartments Facility) (LOC; PNC Bank NA)	0.04	9/7/15	4,320,000	[a]	4,320,000
Baltimore County, Revenue, Refunding
(Shade Tree Trace Apartments Facility) (LOC; M&T Trust)	0.07	9/7/15	2,725,000	[a]	2,725,000
Maryland Economic Development Corporation, EDR
(Catholic Relief Services Facility) (LOC; Bank of America)	0.04	9/7/15	15,725,000	[a]	15,725,000
Maryland Health and Higher Educational Facilities Authority,
Revenue (Stella Maris Issue) (LOC; M&T Trust)	0.04	9/7/15	8,715,000	[a]	8,715,000
Massachusetts—3.8%
Massachusetts Bay Transportation Authority, Senior Sales Tax
Revenue (Liquidity Facility; JPMorgan Chase Bank)	0.02	9/7/15	15,000,000	[a]	15,000,000
Massachusetts Health and Educational Facilities
Authority, Revenue (Hillcrest Extended Care
Services Issue) (LOC; Bank of America)	0.02	9/7/15	14,650,000	[a]	14,650,000
Minnesota—1.1%
Minnesota Higher Education Facilities Authority,
Revenue (Macalester College)	0.06	9/7/15	8,565,000	[a]	8,565,000
Mississippi—1.4%
Mississippi Business Finance Corporation,
Gulf Opportunity Zone IDR (Chevron U.S.A. Inc. Project)	0.01	9/1/15	8,500,000	[a]	8,500,000
Mississippi Development Bank, Special Obligation Revenue,
Refunding (Harrison County GO Bonds Refunding Project)
(LOC; Bank of America)	0.03	9/7/15	2,110,000	[a]	2,110,000
Missouri—2.6%
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue (The Washington
University) (Liquidity Facility; U.S. Bank NA)	0.01	9/1/15	6,000,000	[a]	6,000,000
Saint Charles County Public Water Supply District Number 2,
COP (Project Lease Agreement) (LOC; Bank of America)	0.03	9/7/15	14,250,000	[a]	14,250,000
Nevada—2.5%
Las Vegas Valley Water District, CP
(Liquidity Facility; JPMorgan Chase Bank)	0.10	12/8/15	20,000,000		20,000,000
New Hampshire—3.2%
New Hampshire Health and Education Facilities Authority,
Revenue (University System of New Hampshire Issue)
(Liquidity Facility; U.S. Bank NA)	0.02	9/1/15	17,340,000	[a]	17,340,000

12

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Hampshire (continued)
New Hampshire Health and Education Facilities Authority,
Revenue (University System of New Hampshire Issue)
(Liquidity Facility; Wells Fargo Bank)	0.02	9/1/15	7,900,000	[a]	7,900,000
New Jersey—2.3%
Bergenfield Borough, GO Notes, BAN	1.00	3/2/16	5,000,000		5,013,675
Livingston Township Board of Education, GO Notes, GAN	1.00	9/24/15	4,000,000		4,001,404
Long Beach Township, GO Notes, Refunding BAN	1.50	9/1/16	3,333,000		3,359,064
New Jersey Economic Development Authority, EDR
(Diocese of Metuchen Project) (LOC; Bank of America)	0.03	9/7/15	800,000	[a]	800,000
Wood-Ridge Borough, GO Notes, BAN	1.00	2/11/16	5,000,000		5,012,663
New York—7.4%
Albany Industrial Development Agency, Civic Facility Revenue
(Renaissance Corporation of Albany Project) (LOC; M&T Trust)	0.07	9/7/15	2,580,000	[a]	2,580,000
Dutchess County Industrial Development Agency, Civic Facility
Revenue (Brookview, Inc. Project) (LOC; M&T Trust)	0.07	9/7/15	7,840,000	[a]	7,840,000
New York City Capital Resource Corporation, Recovery Zone
Facility Revenue (WytheHotel Project) (LOC; M&T Trust)	0.06	9/7/15	3,700,000	[a]	3,700,000
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution Revenue
(Liquidity Facility; Landesbank Hessen-Thuringen Girozentrale)	0.02	9/1/15	22,600,000	[a]	22,600,000
New York City Municipal Water Finance Authority,
Water and Sewer System Second General Resolution
Revenue (Liquidity Facility; Wells Fargo Bank)	0.01	9/1/15	8,300,000	[a]	8,300,000
New York City Transitional Finance Authority, Future Tax Secured
Subordinate Revenue (Liquidity Facility; Wells Fargo Bank)	0.01	9/1/15	3,500,000	[a]	3,500,000
New York State Housing Finance Agency, Housing
Revenue (25 Washington Street) (LOC; M&T Trust)	0.04	9/7/15	6,900,000	[a]	6,900,000
Onondaga County Industrial Development Agency,
Civic Facility Revenue (Syracuse Research
Corporation Facility) (LOC; M&T Trust)	0.07	9/7/15	3,020,000	[a]	3,020,000
North Carolina—.6%
Charlotte-Mecklenburg Hospital Authority, Health Care
Revenue (Carolinas HealthCare System) (LOC; Wells Fargo Bank)	0.01	9/1/15	5,000,000	[a]	5,000,000
Ohio—1.4%
Hamilton County, Hospital Facilities Revenue
(Beechwood Home Project) (LOC; PNC Bank NA)	0.05	9/7/15	2,680,000	[a]	2,680,000
Ohio Higher Educational Facility Commission, HR
(Cleveland Clinic Health System Obligated Group)
(Liquidity Facility; Wells Fargo Bank)	0.01	9/1/15	8,700,000	[a]	8,700,000

The Funds 13

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)

	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania—2.0%
Jackson Township Industrial Development Authority, Revenue
(StoneRidge Retirement Living Project) (LOC; PNC Bank NA)	0.02	9/7/15	4,350,000	[a]	4,350,000
Pennsylvania Higher Educational Facilities Authority, Revenue
(Association of Independent Colleges and Universities of
Pennsylvania Financing Program—Moore College of
Art and Design Project) (LOC; PNC Bank NA)	0.03	9/7/15	1,150,000	[a]	1,150,000
Philadelphia, GO Notes, TRAN	2.00	6/30/16	10,000,000		10,141,951
South Carolina—3.0%
South Carolina Jobs-Economic Development Authority, EDR
(Ashley Hall Project) (LOC; Branch Banking and Trust Co.)	0.04	9/7/15	18,415,000	[a]	18,415,000
South Carolina Jobs-Economic Development Authority, EDR
(Lexington-Richland Alcohol and Drug Abuse Council, Inc.
Project) (LOC; Branch Banking and Trust Co.)	0.04	9/7/15	4,020,000	[a]	4,020,000
South Carolina Jobs-Economic Development Authority,
Student Housing Revenue (South Carolina State
University Housing LLC Project) (LOC; Bank of America)	0.06	9/7/15	1,030,000	[a]	1,030,000
Texas—25.1%
Atascosa County Industrial Development Corporation, PCR,
Refunding (San Miguel Electric Cooperative, Inc. Project)
(LOC; National Rural Utilities Cooperative Finance Corporation)	0.05	9/7/15	41,200,000	[a]	41,200,000
Dallas, CP (Liquidity Facility; State Street Bank and Trust Co.)	0.07	11/10/15	7,764,000		7,764,000
Denton Independent School District, Unlimited Tax School
Building Bonds (Liquidity Facility; Bank of America)	0.02	9/7/15	25,000,000	[a]	25,000,000
Harris County Cultural Education Facilities Finance
Corporation, Revenue, CP (Methodist Healthcare)	0.13	11/4/15	42,000,000		41,998,997
Red River Education Finance Corporation,
Higher Education Revenue (Texas Christian University
Project) (Liquidity Facility; Northern Trust Company)	0.01	9/7/15	21,700,000	[a]	21,700,000
Tarrant County Cultural Education Facilities Finance
Corporation, Revenue (Texas Health Resources System)	0.02	9/7/15	10,000,000	[a]	10,000,000
Texas, GO Notes (Veterans Bonds) (Liquidity Facility;
Landesbank Hessen-Thuringen Girozentrale)	0.03	9/7/15	35,000,000	[a]	35,000,000
University of North Texas, University Revenue, CP	0.05	9/14/15	15,000,000		15,000,000
Utah—.4%
Utah Housing Corporation, MFHR
(Timbergate Apartments Project) (LOC; FHLMC)	0.07	9/7/15	3,125,000	[a]	3,125,000

14

BNY Mellon National Municipal Money Market Fund (continued)
	Coupon	Maturity	Principal
Short-Term Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Vermont—.1%
Vermont Educational and Health Buildings Financing
Agency, Revenue (Capital Asset Financing
Program) (LOC; Wells Fargo Bank)	0.07	9/7/15	1,065,000	[a]	1,065,000
Washington—5.4%
Squaxin Island Tribe, Tribal Infrastructure
Revenue (LOC; Bank of America)	0.10	9/7/15	4,510,000	[a]	4,510,000
Washington Health Care Facilities Authority, Revenue (Providence
Health and Services) (Liquidity Facility; U.S. Bank NA)	0.04	9/7/15	22,900,000	[a]	22,900,000
Washington Health Care Facilities Authority, Revenue (Providence
Health and Services) (Liquidity Facility; U.S. Bank NA)	0.04	9/7/15	6,550,000	[a]	6,550,000
Washington Housing Finance Commission, MFHR,
Refunding (Lake City Senior Apartments Project)
(Liquidity Facility; FHLMC and LOC; FHLMC)	0.02	9/7/15	4,000,000	[a]	4,000,000
Washington Housing Finance Commission, Nonprofit Revenue
(District Council Number Five Apprenticeship and
Training Trust Fund Project) (LOC; Wells Fargo Bank)	0.12	9/7/15	4,210,000	[a]	4,210,000
Wyoming—1.1%
Uinta County, PCR, Refunding (Chevron U.S.A. Inc. Project)	0.01	9/1/15	8,650,000	[a]	8,650,000

Total Investments (cost $780,204,645)			99.0%		780,206,266
Cash and Receivables (Net)			1.0%		7,558,730
Net Assets			100.0%		787,764,996

a Variable rate demand note—rate shown is the interest rate in effect at August 31, 2015. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)
Education	21.8	Special Tax	4.8
Health Care	19.1	City	3.5
Utility-Water and Sewer	9.2	Transportation Services	1.3
State/Territory	7.0	Pollution Control	1.1
Industrial	6.9	Lease	1.0
Housing	5.9	Other	12.2
Utility-Electric	5.2		99.0

†	Based on net assets.

The Funds 15

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Option Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

16

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2015

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund
Assets ($):
Investments in securities—See Statement of Investments†
(including a Repurchase Agreement of $20,000,000 for
BNY Mellon Money Market Fund)—Note 1(b)	335,969,078	780,206,266
Cash	1,248,912	—
Interest receivable	61,215	170,375
Receivable for investment securities sold	—	27,803,380
Prepaid expenses	7,724	9,334
	337,286,929	808,189,355
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)	43,161	43,794
Due to Administrator—Note 2(a)	32,431	14,601
Cash overdraft due to Custodian	—	16,131,660
Payable for investment securities purchased	—	4,159,083
Accrued expenses	62,972	75,221
	138,564	20,424,359
Net Assets ($)	337,148,365	787,764,996
Composition of Net Assets ($):
Paid-in capital	337,148,127	788,972,031
Accumulated net realized gain (loss) on investments	238	(1,208,656)
Accumulated net unrealized appreciation (depreciation) on investments	—	1,621
Net Assets ($)	337,148,365	787,764,996
Net Asset Value Per Share
Class M Shares
Net Assets ($)	329,113,604	780,976,998
Shares Outstanding	329,116,138	782,174,650
Net Asset Value Per Share ($)	1.00	1.00
Investor Shares
Net Assets ($)	8,034,761	6,787,998
Shares Outstanding	8,034,783	6,798,296
Net Asset Value Per Share ($)	1.00	1.00
† Investments at cost ($)	335,969,078	780,204,645
See notes to financial statements.

The Funds 17

STATEMENTS OF OPERATIONS

Year Ended August 31, 2015

	BNY Mellon	BNY Mellon
	Money Market	National Municipal
	Fund	Money Market Fund
Investment Income ($):
Interest Income	658,764	727,329
Expenses:
Investment advisory fee—Note 2(a)	526,261	1,376,910
Administration fee—Note 2(a)	432,521	1,131,587
Custodian fees—Note 2(b)	55,017	77,312
Professional fees	32,046	40,246
Registration fees	30,730	30,987
Shareholder servicing costs—Note 2(b)	20,911	15,245
Trustees' fees and expenses—Note 2(c)	19,339	54,960
Prospectus and shareholders' reports	9,899	8,483
Miscellaneous	15,115	39,209
Total Expenses	1,141,839	2,774,939
Less—reduction in expenses fee due to undertakings—Note 2(a)	(458,652)	(1,376,910)
Less—reduction in administration fees due to undertakings—Note 2(a)	(23,708)	(671,035)
Less—reduction in fees due to earnings credits—Note 2(b)	(1,017)	—
Net Expenses	658,462	726,994
Investment Income—Net	302	335
Realized and Unrealized Gain (Loss) on Investments—Note 1(b) ($):
Net realized gain (loss) on investments	238	94,639
Net unrealized appreciation (depreciation) on investments	—	988
Net Realized and Unrealized Gain (Loss) on Investments	238	95,627
Net Increase in Net Assets Resulting from Operations	540	95,962

See notes to financial statements.

18

STATEMENTS OF CHANGES IN NET ASSETS

			BNY Mellon National Municipal
	BNY Mellon Money Market Fund		Money Market Fund
	Year Ended August 31,		Year Ended August 31,
	2015	2014	2015	2014
Operations ($):
Investment income—net	302	150	335	333
Net realized gain (loss) from investments	238	3,300	94,639	113,193
Net unrealized appreciation (depreciation) on investments	—	—	988	633
Net Increase (Decrease) in Net Assets
Resulting from Operations	540	3,450	95,962	114,159
Dividends to Shareholders from ($):
Investment income—net:
Class M Shares	(3,522)	(3,621)	(333)	(332)
Investor Shares	(80)	(43)	(2)	(1)
Total Dividends	(3,602)	(3,664)	(335)	(333)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M Shares	537,567,200	613,427,576	1,996,617,457	1,114,080,175
Investor Shares	16,638,703	10,822,069	10,921,129	6,467,210
Dividends reinvested:
Investor Shares	80	43	2	1
Cost of shares redeemed:
Class M Shares	(590,314,609)	(619,026,158)	(2,066,980,336)	(1,272,929,316)
Investor Shares	(16,659,704)	(7,406,843)	(6,774,459)	(6,684,412)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(52,768,330)	(2,183,313)	(66,216,207)	(159,066,342)
Total Increase (Decrease) In Net Assets	(52,771,392)	(2,183,527)	(66,120,580)	(158,952,516)
Net Assets ($):
Beginning of Period	389,919,757	392,103,284	853,885,576	1,012,838,092
End of Period	337,148,365	389,919,757	787,764,996	853,885,576

See notes to financial statements.

The Funds 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information reflects financial results for a single fund share.Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the funds’ financial statements.

					Class M Shares
			Year Ended August 31,
BNY Mellon Money Market Fund	2015		2014		2013		2012		2011
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net[a]	.000		.000		.000		.000		.000
Distributions:
Dividends from investment income—net[a]	(.000)		(.000)		(.000)		(.000)		(.000)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.32		.32		.31		.30		.30
Ratio of net expenses to average net assets	.19		.14		.20		.21		.26
Ratio of net investment income to average net assets	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.02
Net Assets, end of period ($ x 1,000)	329,114		381,864		387,463		857,600		1,006,111

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

20

		Investor Shares
		Year Ended August 31,
BNY Mellon Money Market Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net[a]	.000	.000	.000	.000	.000
Distributions:
Dividends from investment income—net[a]	(.000)	(.000)	(.000)	(.000)	(.000)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)[b]	.00	.00	.00	.00	.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.57	.57	.56	.58	.55
Ratio of net expenses to average net assets	.19	.14	.19	.22	.26
Ratio of net investment income to average net assets[b]	.00	.00	.00	.00	.00
Net Assets, end of period ($ x 1,000)	8,035	8,056	4,640	10,340	1,522

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

The Funds 21

FINANCIAL HIGHLIGHTS (continued)

					Class M Shares
			Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2015		2014		2013		2012		2011
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net[a]	.000		.000		.000		.000		.000
Distributions:
Dividends from investment income—net[a]	(.000)		(.000)		(.000)		(.000)		(.000)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30		.30		.30		.30		.29
Ratio of net expenses to average net assets	.08		.13		.23		.22		.26
Ratio of net investment income to average net assets	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.03
Net Assets, end of period ($ x 1,000)	780,977		851,238		1,009,973		1,316,666		1,352,760

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

22

		Investor Shares
		Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net[a]	.000	.000	.000	.000	.000
Distributions:
Dividends from investment income—net[a]	(.000)	(.000)	(.000)	(.000)	(.000)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)[b]	.00	.00	.00	.00	.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.55	.57	.56	.54
Ratio of net expenses to average net assets	.09	.13	.24	.23	.29
Ratio of net investment income to average net assets[b]	.00	.00	.00	.00	.00
Net Assets, end of period ($ x 1,000)	6,788	2,648	2,865	1,022	272

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

The Funds 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”) was organized as a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently consisting of twenty-five series, including the following diversified money market funds: BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). BNY Mellon Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”).The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes: Class M and Investor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is each fund’s policy to maintain a continuous net asset value per share of $1.00; each fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that either fund will be able to maintain a stable net asset value per share of $1.00.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

24

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At August 31, 2015, all of the securities in each fund were considered Level 2 of the fair value hierarchy.

At August 31, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

BNY Mellon Money Market Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The fund may also jointly enter into one or more repurchase agreements with other Dreyfus-managed funds in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Dividends to shareholders: Dividends payable to shareholders are recorded by the funds on the ex-divi-

The Funds 25

NOTES TO FINANCIAL STATEMENTS (continued)

dend date.The funds declare dividends daily from investment income-net; such dividends are paid monthly.With respect to each series, dividends from net realized capital gains, if any, are normally declared and paid annually, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of the funds not to distribute such gains.

(d) Federal income taxes: It is the policy of BNY Mellon Money Market Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. It is the policy of BNY Mellon National Municipal Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a single entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2015, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2015, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2015, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

BNY Mellon National Municipal Money Market Fund has an accumulated capital loss carryover of $1,208,656 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2015. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2015 and August 31, 2014 was all ordinary income for BNY Mellon Money Market Fund and all tax-exempt income for BNY Mellon National Municipal Money Market Fund.

During the period ended August 31, 2015, as a result of permanent book to tax differences, primarily due to dividend reclassification, BNY Mellon Money Market Fund increased accumulated undistributed investment income-net by $3,300 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At August 31, 2015, BNY Mellon National Municipal Money Market Fund had accumulated gross unrealized appreciation on investments of $1,621.

At August 31, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

26

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement,The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion	.15%
$6 billion up to $12 billion	.12%
In excess of $12 billion	.10%

The Investment Adviser has undertaken to waive receipt of the management/administration fees and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. The undertakings are voluntary and not contractual, and may be terminated at any time. Table 1 summarizes the reduction in expenses for each fund, pursuant to these undertakings, during the period ended August 31, 2015.

Table 1—Expense Reductions
BNY Mellon Money Market Fund
Expense waiver	$ 458,652
Administration fee waiver	23,708
BNY Mellon National Municipal
Money Market Fund
Expense waiver	1,376,910
Administration fee waiver	671,035

(b) Each fund has adopted a Shareholder Services Plan with respect to their Investor shares. Each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25% of the value of the average daily net assets attributable to Investor shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 2 summarizes the amounts Investor shares were charged during the period ended August 31, 2015, pursuant to the Shareholder Services Plan. Additional fees included in shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 2—Shareholder Services Plan Fees
BNY Mellon Money Market Fund	$ 20,900
BNY Mellon National Municipal
Money Market Fund	15,236

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to

The Funds 27

NOTES TO FINANCIAL STATEMENTS (continued)

fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table summarizes the amount each fund was charged during the period ended August 31, 2015, for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 3—Cash Management Agreement Fees
Dreyfus Transfer, Inc.
Cash Management Fees
BNY Mellon Money Market Fund	$ 9
BNY Mellon National
Municipal Money Market Fund	6

Each fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for each fund.These fees are determined based on net assets, geographic region and transaction activity. Table 4 summarizes the amount each fund was charged during the period ended August 31, 2015, pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 4.

Table 4—Custody Agreement Fees
	Custody	Earnings
	Fees ($)	Credits ($)
BNY Mellon Money Market Fund	55,017	(1,017)
BNY Mellon National Municipal
Money Market Fund	77,312	—

Each fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. Table 5 summarizes the amount each fund was charged during the period ended August 31, 2015 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 5—The Bank of New York Mellon Cash Management Fees
BNY Mellon Money Market Fund	$ 2
BNY Mellon National
Municipal Money Market Fund	2

During the period ended August 31, 2015, each fund was charged $10,965 for services performed by the Chief Compliance Officer and his staff.

Table 6 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined

Table 6—Due to The Dreyfus Corporation and Affiliates

	Investment	Shareholder		Chief
	Advisory	Services	Custody	Compliance	Less Expense
	Fees ($)	Plan Fees ($)	Fees ($)	Officer Fees ($)	Reimbursement ($)
BNY Mellon Money Market Fund	40,893	1,735	26,774	1,737	(27,978)
BNY Mellon National Municipal Money Market Fund	106,074	1,657	40,400	1,737	(106,074)

28

in procedures adopted by the Board.The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Board members and/or common officers, complies with Rule 17a-7 under the Act. During the period ended August 31, 2015, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $838,715,000 and $866,930,000, respectively.

NOTE 4—Regulatory Developments:

On July 23, 2014, the SEC adopted amendments to the rules that govern money market mutual funds. In part, the amendments will require structural changes to most types of money market funds to one extent or another; however, the SEC provided for an extended two-year transition period to comply with such structural require-ments.At this time, management is evaluating the reforms adopted and the manner for implementing these reforms over time and its impact on the financial statements.

The Funds 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders BNY Mellon Funds Trust

We have audited the accompanying statements of assets and liabilities of BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, (collectively the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments as of August 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, as of August 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

October 30, 2015

30

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Money Market Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 85.86% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon National Municipal Money Market Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2015 as “exempt-interest dividends” (not generally subject to regular federal income tax).

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2015 calendar year on Form 1099-DIV, which will be mailed in early 2016.

The Funds 31

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT
ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 9-10, 2015, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement (together, the “Agreement”), pursuant to which BNY Mellon Fund Advisers, a division of Dreyfus, provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services. The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to the funds. Dreyfus provided the number of open accounts in each fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of the funds (such as intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) each fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2014, and (2) each fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to each fund and comparison funds.

As applicable to each fund, Dreyfus representatives reviewed with the Board the management or investment advisory fees paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

32

BNY Mellon Money Market Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the ten-year period when the fund’s performance was at the Performance Group median and above the Performance Universe median.The Board noted the relatively narrow spreads between the fund’s returns and the Performance Group and Performance Universe medians (one or two basis points) when the fund’s performance was below the median.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was above the Expense Group median and below the Expense Universe median and the fund’s total expenses were above the Expense Group median and below the Expense Universe median. The Board also considered the current fee waiver and expense reimbursement arrangement undertaken by Dreyfus.

BNY Mellon National Municipal Money Market Fund

The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, ranking in the fourth quartile of the Performance Group in all periods. The Board noted the relatively narrow spreads between the fund’s returns and the Performance Group and Performance Universe medians when the fund’s performance was below the median (one or two basis points below the Performance Universe median).

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were at the Expense Group median and above the Expense Universe median.The Board also considered the current fee waiver and expense reimbursement arrangement undertaken by Dreyfus.

Both Funds

Dreyfus advised the Board that relative underperfor-mance was the result of Dreyfus’ conservative investment approach, including its credit standards and the maintenance of short average portfolio maturities, which Dreyfus employed to seek to reduce risk.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing each fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus to each fund. The Board also noted the fee waiver and expense reimbursement arrangement for each fund and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

The Board considered, on the advice of its counsel, the profitability analysis with respect to each fund (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the

The Funds 33

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT
AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among the funds and the funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading each fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent, and quality of the services provided by Dreyfus to each fund are adequate and appropriate.

  The Board generally was satisfied with the funds’ rel- ative performance in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus by each fund was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in con- nection with the management of the funds had been adequately considered by Dreyfus in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of each fund and the services provided to the funds by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance measures; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined to renew the Agreement.

34

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (72)
Chairman of the Board (2000)
Principal Occupation During Past 5Years:
• Attorney, Cozen and O’Connor, P.C. since 1973, including
Vice Chairman since 1980 and Chief Executive Officer and
President from 2002 to 2007
No. of Portfolios for which Board Member Serves: 25
———————
John R. Alchin (67)
Board Member (2008)
Principal Occupation During Past 5Years:
• Retired since 2007
• Executive of Comcast Corporation, a cable services provider, from 1990 to 2007, including Executive Vice-President, Co-
Chief Financial Officer and Treasurer, from 2002 to 2007
Other Public Company Board Membership During Past 5Years:
• Polo Ralph Lauren Corporation, a retail clothing and home
furnishing company, Director (2007-present)
No. of Portfolios for which Board Member Serves: 25
———————
Ronald R. Davenport (79)
Board Member (2000)
Principal Occupation During Past 5Years:
• Chairman of Sheridan Broadcasting Corporation since July 1972
No. of Portfolios for which Board Member Serves: 25
———————
Jack Diederich (78)
Board Member (2000)
Principal Occupation During Past 5Years:
• Chairman of Digital Site Systems, Inc., a privately held
software company providing internet service to the
construction materials industry, since July 1998
No. of Portfolios for which Board Member Serves: 25

Kim D. Kelly (59)
Board Member (2008)
Principal Occupation During Past 5Years:
• Consultant since 2005
• Chief Restructuring Officer of Allegiance Communications
LLC from August 2011 to January 2013
• Director and Chair of Broadview Networks Holdings, Inc.
from August 2011 to November 2012
• Chief Restructuring Officer of Equity Media Holdings
Corporation from December 2008 to July 2010
Other Public Company Board Membership During Past 5Years:
• MCG Capital Corp., Director (2004-present)
No. of Portfolios for which Board Member Serves: 25
———————
Maureen M.Young (70)
Board Member (2000)
Principal Occupation During Past 5Years:
• Retired since 2007
• Director of the Office of Government Relations at Carnegie
Mellon University from January 2000 to December 2007
No. of Portfolios for which Board Member Serves: 25
———————
Kevin C. Phelan (71)
Board Member (2000)
Principal Occupation During Past 5Years:
• Mortgage Banker, Colliers International since March 1978,
including, Co-Chairman since 2010, President since 2007 and
Executive Vice President and Director from March 1998 to
September 2007
No. of Portfolios for which Board Member Serves: 25

The Funds 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Patrick J. Purcell (67)
Board Member (2000)
Principal Occupation During Past 5Years:
• Owner, President and Publisher of the Boston Herald since
February 1994
• President and Founder, jobfind.com, an employment search
site on the world wide web, since July 1996
• President and Chief Executive Officer, Herald Media since 2001
No. of Portfolios for which Board Member Serves: 25

Thomas F. Ryan, Jr. (74)
Board Member (2000)
Principal Occupation During Past 5Years:
• Retired since April 1999
• President and Chief Operating Officer of the American Stock
Exchange from October 1995 to April 1999
Other Public Company Board Membership During Past 5Years:
• RepliGen Corporation, a biopharmaceutical company,
Director (2002-present)
No. of Portfolios for which Board Member Serves: 25

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-888-281-7350.

36

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management’s Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 51 years old and has served in various capacities with BNY Mellon since 1993.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 39 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

The Funds 37

OFFICERS OF THE TRUST (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 169 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 169 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

38

For More Information

BNY Mellon Funds Trust	Custodian
c/o The Dreyfus Corporation
200 Park Avenue	The Bank of New York Mellon
New York, NY 10166	225 Liberty Street
New York, NY 10286
Investment Adviser
Transfer Agent &
BNY Mellon Fund Advisers, a division of	Dividend Disbursing Agent
The Dreyfus Corporation
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
New York, NY 10166
Administrator
Distributor
The Bank of New York Mellon
225 Liberty Street	MBSC Securities Corporation
New York, NY 10286	200 Park Avenue
New York, NY 10166
Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-888-281-7350. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258 BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802–9012 Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 55268, Boston, MA 02205–8502

Each fund will disclose daily, on http://www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation	MFTAR0815-MM

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Thomas F. Ryan, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Thomas F. Ryan is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $618,300 in 2014 and $636,300 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $98,100 in 2014 and $100,600 in 2015.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $64,900 in 2014 and $70,400 in 2015.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2014 and $0 in 2015.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $15,801,381 in 2014 and $13,738,906 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By:       /s/ Patrick T. Crowe

            Patrick T. Crowe,

            President

Date:    October 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Patrick T. Crowe

            Patrick T. Crowe,

            President

Date:    October 22, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    October 22, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)